                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21482
                                    ---------------------------------------

                          SunAmerica Specialty Series
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip code)

                                 John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management, LLC
                         Harborside Financial Center,
                                 3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    (201) 324-6414
                                                      ------------------------

Date of fiscal year end:   October 31
                          ------------------------

Date of reporting period:        October 31, 2016
                               ------------------------

Item 1. Reports to Stockholders

       2016 ANNUAL REPORT

                          SUNAMERICA SPECIALTY SERIES




      High Watermark Fund
      2020 High Watermark Fund
      SunAmerica
      Alternative Strategies Fund
      Global Trends Fund
      Focused Alpha Growth Fund
      Focused Alpha Large-Cap Fund
      Income Explorer Fund
      Small-Cap Fund



                                    [GRAPHIC]



[LOGO]

                        TABLE OF CONTENTS


        MESSAGE FROM THE PRESIDENT..................................   2
        EXPENSE EXAMPLE.............................................   5
        STATEMENT OF ASSETS AND LIABILITIES.........................   7
        STATEMENT OF OPERATIONS.....................................   9
        STATEMENT OF CHANGES IN NET ASSETS..........................  10
        FINANCIAL HIGHLIGHTS........................................  12
        PORTFOLIO OF INVESTMENTS....................................  19
        NOTES TO FINANCIAL STATEMENTS...............................  65
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....  95
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT
        AGREEMENTS AND SUBADVISORY AGREEMENTS.......................  96
        TRUSTEE AND OFFICER INFORMATION............................. 102
        SHAREHOLDER TAX INFORMATION................................. 105
        COMPARISONS: FUNDS VS. INDICES.............................. 106

        A MESSAGE FROM THE PRESIDENT -- (UNAUDITED)

Dear Shareholders:

We are pleased to present this annual update for the SunAmerica Specialty Series, including 2020 High Watermark Fund, SunAmerica Commodity Strategy Fund, SunAmerica Global Trends Fund, SunAmerica Focused Alpha Growth Fund, SunAmerica Focused Alpha Large-Cap Fund, SunAmerica Income Explorer Fund and SunAmerica Small-Cap Fund (the "Funds"), for the 12-month period ended October 31, 2016.

Overall, global equities advanced, albeit modestly, during the annual period, while global bonds gained more solidly, and commodities overall declined.

As the annual period began in November and December 2015, global equities struggled. In late December 2015, much anticipated monetary policy divergence came to fruition. The European Central Bank (ECB) and Bank of Japan (the "BoJ") announced additional policy easing, while the U.S. Federal Reserve (the "Fed") initiated its well-telegraphed first interest rate increase in nearly a decade. The 2016 calendar year got off to a volatile start, as Chinese equities plunged in early January, sparking a global risk-off trade. Extended accommodative monetary policy by major central banks helped support risk assets for several months. After a lengthy campaign, the British electorate voted to leave the European Union in June 2016, popularly known as Brexit. Following several decades of close economic and social integration, this historic event signaled a profound change in how the U.K. will conduct business and trade with the rest of Europe. In the U.S., solid economic data helped investors shrug off the Fed's ramped-up hawkish rhetoric. Market participants were also encouraged by improving signs from China's economic data releases and Beijing's increased emphasis on currency stability.

During the third quarter of 2016, expectations for continued accommodative monetary policy from central banks around the globe helped to strengthen investors' risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit shock. The BoJ announced a policy shift centered around yield curve control and a commitment to overshoot inflation. The Fed signaled a higher probability of an interest rate hike before year-end 2016. Global equities pulled back slightly in October 2016 amid concerns about a "hard" Brexit scenario, U.S. election uncertainty and potential monetary policy shifts from the Fed and ECB.

During the annual period overall, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index* and MSCI EAFE Index,* respectively, and emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index* and MSCI World Index,* respectively. Within the U.S. equity market, there was little difference in returns between large-cap, mid-cap and small-cap stocks. Value stocks significantly outpaced growth stocks across the capitalization spectrum.

As in the global equity markets, the annual period began with the theme of diverging central bank policies, particularly between the U.S. and other developed economies, for the global fixed income markets. Early in 2016, falling oil prices, concerns about slowing economic growth in China and questions about the efficacy of central bank monetary policies sparked a broad selloff in credit markets, while government bond prices benefited from their higher-quality ratings. Markets reversed course in mid-February 2016, as the major central banks adopted more dovish stances in an effort to ease market risk. A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter of 2016. However, investors turned more cautious in June 2016, as the outcome of the referendum on Britain's European Union membership became clear. Policy paths of major central banks appeared to diverge in the third quarter of 2016, as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote, while the ECB kept its stimulus program unchanged. In the U.S., markets remained skeptical about the Fed's ability to raise interest rates in the near term. Most global government bonds pulled back slightly in October 2016 amidst speculation around less accommodative monetary policy from central banks and rising prospects of a December 2016 interest rate hike by the Fed.

For the annual period overall, developed market government bond prices largely gained, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve, or spectrum of maturities, flattened. Yields on short-term maturities, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined.

Commodities declined during the annual period but experienced varying returns. The end of 2015 and beginning of 2016 proved to be a particularly difficult time for commodities. However, like many other risk assets, prices bounced back following a sharp selloff to start 2016. The second quarter of 2016 was especially strong, with all four major sectors gaining. Still, energy was volatile, plummeting at the beginning of the annual period but then correcting to end the annual period in positive territory. Sugar proved to be a big gainer, as the commodity price rose substantially during the annual period.

On the following pages, you will find the financial statements and portfolio information for each of the SunAmerica Specialty Series portfolios for the annual period ended October 31, 2016. You will also find a comprehensive review of the portfolios' performance and management strategies over the same annual period.

Thank you for being a part of the SunAmerica Specialty Series portfolios. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
President & CEO
SunAmerica Asset Management, LLC
--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION AND ASSET ALLOCATION DO NOT GUARANTEE A PROFIT NOR PROTECT AGAINST A LOSS.

* The S&P 500 INDEX is an unmanaged, weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. The MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is a free float-adjusted market capitalization index that is designed to measure the equity market performance of 21 developed markets, excluding the US & Canada. The MSCI EMERGING MARKETS INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance of 23 emerging markets. The MSCI WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets. Indices are not managed and an investor cannot invest directly into an index.
The 2020 High Watermark Fund's subadviser employs a disciplined quantitative approach through a proprietary, computer-assisted methodology to construct and rebalance the Fund's portfolio. This construction and rebalancing process is similar to asset allocation except that it controls not only portfolio assets such as U.S. government securities but also the portfolio's exposures to equity markets via futures contracts and from time to time options contracts. Under certain circumstances, the Fund may be required to invest 100% of its assets in fixed income securities. In these circumstances, the Fund may not participate meaningfully in any subsequent recovery in the equity markets. Use of fixed income securities reduces the Fund's ability to participate as fully in upward equity market movements, and therefore, represents some loss of opportunity compared to portfolios that are fully invested in equities.
On the 2020 High Watermark Fund's Protected Maturity Date, the Fund is designed to return to shareholders the highest net asset value (NAV) attained during the life of the Fund, adjusted as a result of dividends, distribution and extraordinary expenses. This NAV is the Fund's Protected High Watermark Value. The 2020 High Watermark Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement ("Master Agreement") between SunAmerica Specialty Series, on behalf of the 2020 High Watermark Fund, and Prudential Global Funding ("PGF"), under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent company, Prudential Financial Inc., ("Prudential Financial"). The Master Agreement is solely the obligation of PGF and Prudential Financial. The Master Agreement is an obligation that runs solely to the 2020 High Watermark Fund, not to the Fund's shareholders. PGF's obligations under the Master Agreement are dependent on the financial condition of PGF and Prudential Financial. A shareholder's payout will be reduced by any redemption of Fund shares or dividends and distributions taken in cash, sales charges and extraordinary fund expenses. Dividends and distributions from the Fund are taxable whether or not you reinvest them in additional shares of the Fund. The Payment Undertaking does not apply to shares redeemed prior to the Protected Maturity Date and shareholders can lose money on shares redeemed early. If certain obligations are not performed under the Master Agreement (Master Agreement risk), shareholders will receive upon redemption the then-current net asset value, which may be lower than the current high watermark value. Neither the Fund nor SunAmerica Asset Management, LLC, the Fund's investment adviser, is obligated to replace the Master Agreement provider or Prudential Financial should they be unable to make payments under the Master Agreement. The Master Agreement increases the Fund's expenses and could lower fund performance. If the Master Agreement is terminated, the fee payable under a new agreement may be higher. The SunAmerica Commodity Strategy Fund is not a complete investment program and should not be an investor's sole investment because its performance is linked to the performance of highly volatile commodities. Investors should consider buying shares of the SunAmerica Commodity Strategy Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed income and equity investments. Investors in the SunAmerica Commodity Strategy Fund should be willing to assume greater risks of potentially significant short-term share price fluctuation because of the SunAmerica Commodity Strategy Fund's investments in commodity-linked derivative instruments.
The risks associated with the Global Trends Fund's use of futures contracts include the risk that:
(i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Investments that provide exposure to foreign markets involve special risks, such as currency fluctuations, differing financial reporting and regulatory standards, and economic and political instability. These risks are highlighted when the issuer is in an emerging market. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from futures instruments that are tied to foreign instruments or currencies. The Fund also has exposure to the commodities markets, which may subject it to greater volatility than investments in traditional securities. The SunAmerica Global Trends Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by the U.S. government and its agencies, and may also invest in other high-quality, short-term securities ("money market instruments"). The primary purpose of the repurchase agreements and other money market instruments held by the Fund will be to serve as collateral for the futures instruments. The Fund's investments in repurchase agreements involve certain risks involving the default or insolvency of the seller and counterparty risk (i.e., the risk that the counterparty will not perform its obligations). The Fund's return is expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund. Active trading of the Fund's portfolio may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. Active trading may also result in increased tax liability for Fund shareholders. Investors should note that the ability of the subadviser to successfully implement the Fund's strategies, including the proprietary investment process used by the subadviser, will influence the performance of the Fund significantly.
Focused funds are less diversified than typical mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2016 -- (UNAUDITED)

DISCLOSURE OF FUND EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a Fund (each a "Fund" and collectively, the "Funds") in the SunAmerica Specialty Series (the "Trust"), you may incur two types of costs:
(1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees; distribution and account maintenance fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at May 1, 2016 and held until October 31, 2016.

ACTUAL EXPENSES

The "Actual" section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2016" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2016" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2016" column and the "Annualized Expense Ratio" column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2016" column would have been higher and the "Ending Account Value" column would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2016" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2016" column and the "Annualized Expense Ratio" column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2016" column would have been higher and the "Ending Account Value" column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges; small account fees and administrative fees, if applicable, to your account. Please refer to the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2016 -- (UNAUDITED) (CONTINUED)

                                                ACTUAL                                       HYPOTHETICAL
                            ----------------------------------------------- ----------------------------------------------
                                                                                          ENDING ACCOUNT
                                           ENDING ACCOUNT   EXPENSES PAID                  VALUE USING A   EXPENSES PAID
                              BEGINNING     VALUE USING       DURING THE      BEGINNING   HYPOTHETICAL 5%    DURING THE
                            ACCOUNT VALUE ACTUAL RETURN AT SIX MONTHS ENDED ACCOUNT VALUE  ANNUAL RETURN  SIX MONTHS ENDED
                              AT MAY 1,     OCTOBER 31,      OCTOBER 31,      AT MAY 1,   AT OCTOBER 31,    OCTOBER 31,
                                2016            2016            2016*           2016           2016            2016*
                            ------------- ---------------- ---------------- ------------- --------------- ----------------
2020 HIGH WATERMARK FUND#
  Class A..................   $1,000.00      $1,004.42          $ 5.74        $1,000.00      $1,019.41         $ 5.79
  Class C..................   $1,000.00      $1,000.00          $ 9.00        $1,000.00      $1,016.14         $ 9.07
  Class I..................   $1,000.00      $1,006.61          $ 3.38        $1,000.00      $1,021.77         $ 3.40
SUNAMERICA COMMODITY
 STRATEGY FUND@#
  Class A..................   $1,000.00      $  987.45          $ 8.59        $1,000.00      $1,016.49         $ 8.72
  Class C..................   $1,000.00      $  984.17          $11.82        $1,000.00      $1,013.22         $11.99
  Class W..................   $1,000.00      $  988.97          $ 7.60        $1,000.00      $1,017.50         $ 7.71
SUNAMERICA GLOBAL TRENDS
 FUND@#
  Class A..................   $1,000.00      $  991.33          $ 9.31        $1,000.00      $1,015.79         $ 9.42
  Class C..................   $1,000.00      $  987.80          $12.54        $1,000.00      $1,012.52         $12.70
  Class W..................   $1,000.00      $  992.19          $ 8.31        $1,000.00      $1,016.79         $ 8.42
SUNAMERICA FOCUSED ALPHA
 GROWTH FUND
  Class A..................   $1,000.00      $1,031.25          $ 8.48        $1,000.00      $1,016.79         $ 8.42
  Class C..................   $1,000.00      $1,027.83          $11.72        $1,000.00      $1,013.57         $11.64
  Class W#.................   $1,000.00      $1,031.82          $ 7.61        $1,000.00      $1,017.65         $ 7.56
SUNAMERICA FOCUSED ALPHA
 LARGE-CAP FUND
  Class A..................   $1,000.00      $1,037.20          $ 8.45        $1,000.00      $1,016.84         $ 8.36
  Class C..................   $1,000.00      $1,033.89          $11.81        $1,000.00      $1,013.52         $11.69
  Class W#.................   $1,000.00      $1,037.73          $ 7.79        $1,000.00      $1,017.50         $ 7.71
SUNAMERICA INCOME EXPLORER
 FUND#
  Class A..................   $1,000.00      $1,057.71          $ 8.90        $1,000.00      $1,016.49         $ 8.72
  Class C..................   $1,000.00      $1,054.48          $12.24        $1,000.00      $1,013.22         $11.99
  Class W..................   $1,000.00      $1,058.63          $ 7.87        $1,000.00      $1,017.50         $ 7.71
SUNAMERICA SMALL-CAP FUND#
  Class A..................   $1,000.00      $1,075.82          $ 8.97        $1,000.00      $1,016.49         $ 8.72
  Class C..................   $1,000.00      $1,072.17          $12.34        $1,000.00      $1,013.22         $11.99
  Class W..................   $1,000.00      $1,076.82          $ 7.94        $1,000.00      $1,017.50         $ 7.71





                            ANNUALIZED
                             EXPENSE
                              RATIO*
                            ----------
2020 HIGH WATERMARK FUND#
  Class A..................    1.14%
  Class C..................    1.79%
  Class I..................    0.67%
SUNAMERICA COMMODITY
 STRATEGY FUND@#
  Class A..................    1.72%
  Class C..................    2.37%
  Class W..................    1.52%
SUNAMERICA GLOBAL TRENDS
 FUND@#
  Class A..................    1.86%
  Class C..................    2.51%
  Class W..................    1.66%
SUNAMERICA FOCUSED ALPHA
 GROWTH FUND
  Class A..................    1.66%
  Class C..................    2.30%
  Class W#.................    1.49%
SUNAMERICA FOCUSED ALPHA
 LARGE-CAP FUND
  Class A..................    1.65%
  Class C..................    2.31%
  Class W#.................    1.52%
SUNAMERICA INCOME EXPLORER
 FUND#
  Class A..................    1.72%
  Class C..................    2.37%
  Class W..................    1.52%
SUNAMERICA SMALL-CAP FUND#
  Class A..................    1.72%
  Class C..................    2.37%
  Class W..................    1.52%

--------
* Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 366 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan document and/or materials from your financial adviser, for more information.
# During the stated period, the investment adviser either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2016" and the "Annualized Expense Ratio" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2016" and the "Annualized Expense Ratio" would have been lower.
@  Consolidated (see Note 2)

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2016

                                                                           SUNAMERICA    SUNAMERICA   SUNAMERICA    SUNAMERICA
                                                              2020 HIGH    COMMODITY       GLOBAL      FOCUSED       FOCUSED
                                                              WATERMARK     STRATEGY       TRENDS    ALPHA GROWTH  ALPHA LARGE-
                                                                FUND         FUND#         FUND#         FUND        CAP FUND
                                                             -----------  ------------  -----------  ------------  ------------
ASSETS:
Investments at value (unaffiliated)*........................ $27,546,211  $ 18,207,553  $        --  $480,060,098  $526,924,434
Repurchase agreements (cost approximates value).............     842,000    20,195,000   37,610,000            --            --
                                                             -----------  ------------  -----------  ------------  ------------
  Total investments.........................................  28,388,211    38,402,553   37,610,000   480,060,098   526,924,434
                                                             -----------  ------------  -----------  ------------  ------------
Cash........................................................         334         7,984        3,279         1,556           981
Foreign Cash*...............................................          --            --       99,728            --            --
Receivable for:
  Shares of beneficial interest sold........................          --        15,318           61       222,694        86,090
  Dividends and interest....................................          --        13,905          328        19,444        86,428
  Investments sold..........................................          --         2,551           --     2,639,803     1,997,500
Prepaid expenses and other assets...........................       4,079         4,181        4,052         7,287       146,121
Due from broker.............................................          --     2,796,578      869,553            --            --
Due from investment adviser for expense reimbursements/
 fee waivers................................................      35,613        21,521       23,660            --         2,749
Unrealized appreciation on forward foreign currency
 contracts..................................................          --            --       43,164            --            --
Variation margin on futures contracts.......................          --       101,587        8,683            --            --
                                                             -----------  ------------  -----------  ------------  ------------
  Total assets..............................................  28,428,237    41,366,178   38,662,508   482,950,882   529,244,303
                                                             -----------  ------------  -----------  ------------  ------------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed....................       6,507        18,615        5,689       288,694       423,559
  Investments purchased.....................................          --         9,130           --            --            --
  Payments on swap contracts................................          --        43,029           --            --            --
  Investment advisory and management fees...................      15,729        35,521       37,135       417,503       453,778
  Distribution and service maintenance fees.................       8,896        13,931       13,739       187,600       216,942
  Transfer agent fees and expenses..........................       7,848         9,921        9,662       124,699       125,123
  Trustees' fees and expenses...............................         276           335          348         4,426         4,812
  Prudential Global Funding, Inc. (see Note 1)..............       8,470            --           --            --            --
  Other accrued expenses....................................      53,058        96,861       92,670       236,940       243,140
  Call and put options written, at value@...................          --        58,236           --            --            --
Unrealized depreciation on forward foreign currency
 contracts..................................................          --            --       79,716            --            --
Due to custodian............................................          --            --           --            --            --
Variation margin on futures contracts.......................         185       416,390       90,955            --            --
                                                             -----------  ------------  -----------  ------------  ------------
  Total liabilities.........................................     100,969       701,969      329,914     1,259,862     1,467,354
                                                             -----------  ------------  -----------  ------------  ------------
NET ASSETS.................................................. $28,327,268  $ 40,664,209  $38,332,594  $481,691,020  $527,776,949
                                                             ===========  ============  ===========  ============  ============
NET ASSETS REPRESENTED BY:
Paid-in capital.............................................  26,364,941   136,959,415   43,998,603   366,466,683   475,393,312
Accumulated undistributed net investment income (loss)......     580,704   (11,930,018)  (4,901,982)   (5,280,094)   (2,828,993)
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, written options contracts,
 swap contracts and foreign exchange transactions...........  (1,330,502)  (83,769,463)    (500,153)    7,583,065      (592,878)
Unrealized appreciation (depreciation) on investments.......   2,714,725      (159,631)          --   112,922,042    55,805,508
Unrealized appreciation (depreciation) on futures...........
contracts and written options contracts.....................      (2,600)     (436,094)    (182,967)           --            --
Unrealized foreign exchange gain (loss) on other assets and
 liabilities................................................          --            --      (80,907)         (676)           --
                                                             -----------  ------------  -----------  ------------  ------------
Net Assets.................................................. $28,327,268  $ 40,664,209  $38,332,594  $481,691,020  $527,776,949
                                                             ===========  ============  ===========  ============  ============
*Cost
  Investments (unaffiliated)................................ $24,831,486  $ 18,367,184  $        --  $367,138,056  $471,118,926
                                                             ===========  ============  ===========  ============  ============
  Foreign cash.............................................. $        --  $         --  $    99,638  $         --  $         --
                                                             ===========  ============  ===========  ============  ============
@ Premiums received on options written...................... $        --  $     46,986  $        --  $         --  $         --
                                                             ===========  ============  ===========  ============  ============

                                                              SUNAMERICA
                                                                INCOME     SUNAMERICA
                                                               EXPLORER    SMALL-CAP
                                                                 FUND         FUND
                                                             -----------  -----------
ASSETS:
Investments at value (unaffiliated)*........................ $25,888,170  $43,519,849
Repurchase agreements (cost approximates value).............          --           --
                                                             -----------  -----------
  Total investments.........................................  25,888,170   43,519,849
                                                             -----------  -----------
Cash........................................................          --        1,242
Foreign Cash*...............................................      37,657           --
Receivable for:
  Shares of beneficial interest sold........................      50,343        7,817
  Dividends and interest....................................     135,112       13,372
  Investments sold..........................................      35,440      444,869
Prepaid expenses and other assets...........................       4,065        4,291
Due from broker.............................................          --           --
Due from investment adviser for expense reimbursements/
 fee waivers................................................      14,421       26,137
Unrealized appreciation on forward foreign currency
 contracts..................................................          --           --
Variation margin on futures contracts.......................          --           --
                                                             -----------  -----------
  Total assets..............................................  26,165,208   44,017,577
                                                             -----------  -----------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed....................      57,545        7,739
  Investments purchased.....................................          --        5,204
  Payments on swap contracts................................          --           --
  Investment advisory and management fees...................      24,005       39,887
  Distribution and service maintenance fees.................      10,145       14,360
  Transfer agent fees and expenses..........................       6,601        9,904
  Trustees' fees and expenses...............................         199          337
  Prudential Global Funding, Inc. (see Note 1)..............          --           --
  Other accrued expenses....................................      48,925       49,716
  Call and put options written, at value@...................          --           --
Unrealized depreciation on forward foreign currency
 contracts..................................................          --           --
Due to custodian............................................      11,140           --
Variation margin on futures contracts.......................          --           --
                                                             -----------  -----------
  Total liabilities.........................................     158,560      127,147
                                                             -----------  -----------
NET ASSETS.................................................. $26,006,648  $43,890,430
                                                             ===========  ===========
NET ASSETS REPRESENTED BY:
Paid-in capital.............................................  27,356,128   40,926,956
Accumulated undistributed net investment income (loss)......     (12,080)    (197,561)
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, written options contracts,
 swap contracts and foreign exchange transactions...........  (1,319,457)   1,104,354
Unrealized appreciation (depreciation) on investments.......     (18,454)   2,056,681
Unrealized appreciation (depreciation) on futures...........
contracts and written options contracts.....................          --           --
Unrealized foreign exchange gain (loss) on other assets and
 liabilities................................................         511           --
                                                             -----------  -----------
Net Assets.................................................. $26,006,648  $43,890,430
                                                             ===========  ===========
*Cost
  Investments (unaffiliated)................................ $25,906,624  $41,463,168
                                                             ===========  ===========
  Foreign cash.............................................. $    37,521  $        --
                                                             ===========  ===========
@ Premiums received on options written...................... $        --  $        --
                                                             ===========  ===========

--------
#  Consolidated (see Note 2)

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2016 -- (CONTINUED)

                                                                  SUNAMERICA  SUNAMERICA   SUNAMERICA   SUNAMERICA  SUNAMERICA
                                                       2020 HIGH  COMMODITY     GLOBAL      FOCUSED      FOCUSED      INCOME
                                                       WATERMARK   STRATEGY     TRENDS    ALPHA GROWTH ALPHA LARGE-  EXPLORER
                                                         FUND       FUND#       FUND#         FUND       CAP FUND      FUND
                                                      ----------- ----------- ----------- ------------ ------------ -----------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets........................................... $18,791,685 $35,228,398 $32,308,617 $369,682,864 $413,089,817 $22,194,587
Shares of beneficial interest issued and
 outstanding.........................................   2,065,456   4,974,884   2,570,288   15,561,341   17,432,144   1,530,401
Net asset value and redemption price per share
 (excluding any applicable contingent deferred sales
 charge)............................................. $      9.10 $      7.08 $     12.57 $      23.76 $      23.70 $     14.50
Maximum sales charge (5.75% of offering price).......        0.56        0.43        0.77         1.45         1.45        0.88
                                                      ----------- ----------- ----------- ------------ ------------ -----------
Maximum offering price to public..................... $      9.66 $      7.51 $     13.34 $      25.21 $      25.15 $     15.38
                                                      =========== =========== =========== ============ ============ ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets........................................... $ 1,921,945 $ 3,478,123 $ 4,597,256 $ 81,943,122 $106,319,083 $ 3,307,167
Shares of beneficial interest issued and
 outstanding.........................................     211,373     508,338     378,281    3,578,486    4,647,220     228,419
Net asset value, offering and redemption price per
 share (excluding any applicable contingent deferred
 sales charge)....................................... $      9.09 $      6.84 $     12.15 $      22.90 $      22.88 $     14.48
                                                      =========== =========== =========== ============ ============ ===========
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets........................................... $ 7,613,638          --          --           --           --          --
Shares of beneficial interest issued and
 outstanding.........................................     833,149          --          --           --           --          --
Net asset value, offering and redemption price per
 share............................................... $      9.14 $        -- $        -- $         -- $         -- $        --
                                                      =========== =========== =========== ============ ============ ===========
CLASS W (UNLIMITED SHARES AUTHORIZED):
Net assets...........................................          -- $ 1,957,688 $ 1,426,721 $ 30,065,034 $  8,368,049 $   504,894
Shares of beneficial interest issued and
 outstanding.........................................          --     273,224     112,224    1,252,636      349,641      34,815
Net asset value, offering and redemption price per
 share............................................... $        -- $      7.17 $     12.71 $      24.00 $      23.93 $     14.50
                                                      =========== =========== =========== ============ ============ ===========

                                                      SUNAMERICA
                                                      SMALL-CAP
                                                         FUND
                                                      -----------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets........................................... $42,738,780
Shares of beneficial interest issued and
 outstanding.........................................   2,713,179
Net asset value and redemption price per share
 (excluding any applicable contingent deferred sales
 charge)............................................. $     15.75
Maximum sales charge (5.75% of offering price).......        0.96
                                                      -----------
Maximum offering price to public..................... $     16.71
                                                      ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets........................................... $   811,085
Shares of beneficial interest issued and
 outstanding.........................................      52,493
Net asset value, offering and redemption price per
 share (excluding any applicable contingent deferred
 sales charge)....................................... $     15.45
                                                      ===========
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets...........................................          --
Shares of beneficial interest issued and
 outstanding.........................................          --
Net asset value, offering and redemption price per
 share............................................... $        --
                                                      ===========
CLASS W (UNLIMITED SHARES AUTHORIZED):
Net assets........................................... $   340,565
Shares of beneficial interest issued and
 outstanding.........................................      21,501
Net asset value, offering and redemption price per
 share............................................... $     15.84
                                                      ===========

--------
#  Consolidated (see Note 2)

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2016

                                                                               SUNAMERICA   SUNAMERICA   SUNAMERICA
                                                                  2020 HIGH    COMMODITY      GLOBAL      FOCUSED
                                                                  WATERMARK     STRATEGY      TRENDS    ALPHA GROWTH
                                                                    FUND         FUND#        FUND#         FUND
                                                                 -----------  -----------  -----------  ------------
INVESTMENT INCOME:
Dividends (unaffiliated)........................................ $        --  $        --  $        --  $ 3,214,553
Interest (unaffiliated).........................................   1,053,343      132,477      110,998       15,159
                                                                 -----------  -----------  -----------  -----------
   Total investment income*.....................................   1,053,343      132,477      110,998    3,229,712
                                                                 -----------  -----------  -----------  -----------
EXPENSES:
  Investment advisory and management fees.......................     199,463      496,216      545,612    5,244,623
  Distribution and account maintenance fees:
   Class A......................................................      70,652      124,080      113,134    1,398,761
   Class C......................................................      26,311       38,156       62,198      901,624
  Service fees:
   Class I......................................................      19,673           --           --           --
   Class W......................................................          --        3,184        3,046       51,981
  Transfer agent fees and expenses:
   Class A......................................................      52,074       84,381       78,003    1,011,324
   Class C......................................................       8,087       10,607       16,140      222,787
   Class I......................................................      18,123           --           --           --
   Class W......................................................          --        5,554        5,304       78,910
  Registration fees:
   Class A......................................................      19,921       19,552       22,079       40,034
   Class C......................................................      13,848       14,647       15,612       18,527
   Class I......................................................      16,144           --           --           --
   Class W......................................................          --       14,337       13,703       21,477
  Custodian and accounting fees.................................      25,003      108,233       50,420       60,967
  Reports to shareholders.......................................      28,970       44,891       18,089      157,139
  Audit and tax fees............................................      46,820       69,801       63,463       38,743
  Legal fees....................................................       6,843       43,475        9,352       26,017
  Fees paid to Prudential Global Funding, Inc (see Note 1)......     107,403           --           --           --
  Trustees' fees and expenses...................................       1,663        2,156        2,155       29,272
  Interest expense..............................................           6          649        4,984        6,095
  Other expenses................................................      33,418       31,348       31,213       32,123
                                                                 -----------  -----------  -----------  -----------
   Total expenses before fee waivers, expense
    reimbursements, expense recoupments and fees paid
    indirectly..................................................     694,422    1,111,267    1,054,507    9,340,404
   Net fees waived and expenses (reimbursed) recouped by
    investment advisor (see Note 4).............................    (343,466)    (378,155)    (262,525)          --
   Fees paid indirectly (see Note 9)............................          --           --           --      (10,469)
                                                                 -----------  -----------  -----------  -----------
   Net expenses.................................................     350,956      733,112      791,982    9,329,935
                                                                 -----------  -----------  -----------  -----------
Net investment income (loss)....................................     702,387     (600,635)    (680,984)  (6,100,223)
                                                                 -----------  -----------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)..........     929,002      (45,825)          --    7,833,917
Net realized gain (loss) on futures contracts, written options
 contracts and swap contracts...................................      13,639     (595,545)    (696,286)          --
Net realized foreign exchange gain (loss) on other assets and
 liabilities....................................................          --          (16)     155,833           --
                                                                 -----------  -----------  -----------  -----------
Net realized gain (loss) on investments and foreign currencies..     942,641     (641,386)    (540,453)   7,833,917
                                                                 -----------  -----------  -----------  -----------
Change in unrealized appreciation (depreciation) on investments
 (unaffiliated).................................................  (1,032,780)    (136,269)          --     (486,591)
Change in unrealized appreciation (depreciation) on futures
 contracts, written options contracts and swap contracts........      (9,628)    (497,121)    (217,503)          --
Change in unrealized foreign exchange gain (loss) on other
 assets and liabilities.........................................          --           --       (8,364)          (6)
                                                                 -----------  -----------  -----------  -----------
Net unrealized gain (loss) on investments and foreign
 currencies.....................................................  (1,042,408)    (633,390)    (225,867)    (486,597)
                                                                 -----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) on investments and
 foreign currencies.............................................     (99,767)  (1,274,776)    (766,320)   7,347,320
                                                                 -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS..................................................... $   602,620  $(1,875,411) $(1,447,304) $ 1,247,097
                                                                 ===========  ===========  ===========  ===========
* Net of foreign withholding taxes on interest and
 dividends of................................................... $        --  $        --  $        --  $        --
                                                                 ===========  ===========  ===========  ===========

                                                                  SUNAMERICA   SUNAMERICA
                                                                   FOCUSED       INCOME    SUNAMERICA
                                                                 ALPHA LARGE-   EXPLORER   SMALL-CAP
                                                                   CAP FUND       FUND        FUND
                                                                 ------------  ----------  ----------
INVESTMENT INCOME:
Dividends (unaffiliated)........................................ $  6,764,542  $1,327,288  $  502,706
Interest (unaffiliated).........................................       21,451     273,780          54
                                                                 ------------  ----------  ----------
   Total investment income*.....................................    6,785,993   1,601,068     502,760
                                                                 ------------  ----------  ----------
EXPENSES:
  Investment advisory and management fees.......................    5,656,391     260,882     473,783
  Distribution and account maintenance fees:
   Class A......................................................    1,544,344      79,883     162,307
   Class C......................................................    1,141,211      28,659       7,109
  Service fees:
   Class I......................................................           --          --          --
   Class W......................................................       15,415         598         441
  Transfer agent fees and expenses:
   Class A......................................................    1,070,381      51,555     107,236
   Class C......................................................      269,430       8,321       2,781
   Class I......................................................           --          --          --
   Class W......................................................       24,097       1,840       1,485
  Registration fees:
   Class A......................................................       35,646      21,844      29,039
   Class C......................................................       20,564      13,868      13,526
   Class I......................................................           --          --          --
   Class W......................................................       15,577      13,052      13,338
  Custodian and accounting fees.................................       62,371      27,346      46,900
  Reports to shareholders.......................................      189,026      17,040      18,819
  Audit and tax fees............................................       41,665      49,706      30,468
  Legal fees....................................................       31,283       6,680       8,703
  Fees paid to Prudential Global Funding, Inc (see Note 1)......           --          --          --
  Trustees' fees and expenses...................................       31,587       1,186       2,321
  Interest expense..............................................        1,908         197         329
  Other expenses................................................       33,105      46,593      51,875
                                                                 ------------  ----------  ----------
   Total expenses before fee waivers, expense
    reimbursements, expense recoupments and fees paid
    indirectly..................................................   10,184,001     629,250     970,460
   Net fees waived and expenses (reimbursed) recouped by
    investment advisor (see Note 4).............................       (8,707)   (162,702)   (151,518)
   Fees paid indirectly (see Note 9)............................       (6,070)         --          --
                                                                 ------------  ----------  ----------
   Net expenses.................................................   10,169,224     466,548     818,942
                                                                 ------------  ----------  ----------
Net investment income (loss)....................................   (3,383,231)  1,134,520    (316,182)
                                                                 ------------  ----------  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)..........   14,629,510    (451,337)  1,329,497
Net realized gain (loss) on futures contracts, written options
 contracts and swap contracts...................................           --          --          --
Net realized foreign exchange gain (loss) on other assets and
 liabilities....................................................       (4,038)     (2,494)         13
                                                                 ------------  ----------  ----------
Net realized gain (loss) on investments and foreign currencies..   14,625,472    (453,831)  1,329,510
                                                                 ------------  ----------  ----------
Change in unrealized appreciation (depreciation) on investments
 (unaffiliated).................................................  (20,033,569)  1,604,322   1,123,238
Change in unrealized appreciation (depreciation) on futures
 contracts, written options contracts and swap contracts........           --          --          --
Change in unrealized foreign exchange gain (loss) on other
 assets and liabilities.........................................           --       2,519          --
                                                                 ------------  ----------  ----------
Net unrealized gain (loss) on investments and foreign
 currencies.....................................................  (20,033,569)  1,606,841   1,123,238
                                                                 ------------  ----------  ----------
Net realized and unrealized gain (loss) on investments and
 foreign currencies.............................................   (5,408,097)  1,153,010   2,452,748
                                                                 ------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS..................................................... $ (8,791,328) $2,287,530  $2,136,566
                                                                 ============  ==========  ==========
* Net of foreign withholding taxes on interest and
 dividends of................................................... $    241,479  $   24,645  $    1,259
                                                                 ============  ==========  ==========

--------
#  Consolidated (see Note 2)

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS

                                                    2020 HIGH WATERMARK       SUNAMERICA COMMODITY         SUNAMERICA GLOBAL
                                                           FUND                  STRATEGY FUND#               TRENDS FUND#
                                                 ------------------------  --------------------------  -------------------------
                                                 FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR
                                                    ENDED        ENDED        ENDED         ENDED         ENDED        ENDED
                                                 OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,   OCTOBER 31,  OCTOBER 31,
                                                     2016         2015         2016          2015          2016         2015
                                                 ------------ ------------ ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $   702,387  $   815,709  $   (600,635) $   (611,976) $  (680,984) $   (896,429)
  Net realized gain (loss) on investments and
   foreign currencies...........................     942,641      895,452      (641,386)   (3,003,447)    (540,453)    2,814,307
  Net unrealized gain (loss) on investments
   and foreign currencies.......................  (1,042,408)    (976,521)     (633,390)      996,477     (225,867)   (1,167,262)
                                                 -----------  -----------  ------------  ------------  -----------  ------------
Net increase (decrease) in net assets resulting
 from operations................................     602,620      734,640    (1,875,411)   (2,618,946)  (1,447,304)      750,616
                                                 -----------  -----------  ------------  ------------  -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)...............    (502,862)    (566,960)           --            --           --            --
  Net investment income (Class C)...............     (56,987)     (74,803)           --            --           --            --
  Net investment income (Class I)...............    (234,154)    (283,749)           --            --           --            --
  Net investment income (Class W)...............          --           --            --            --           --            --
  Net realized gain on securities (Class A).....          --           --            --            --   (1,255,530)     (505,712)
  Net realized gain on securities (Class C).....          --           --            --            --     (290,908)     (162,859)
  Net realized gain on securities (Class I).....          --           --            --            --           --            --
  Net realized gain on securities (Class W).....          --           --            --            --      (98,364)      (73,117)
                                                 -----------  -----------  ------------  ------------  -----------  ------------
Total distributions to shareholders.............    (794,003)    (925,512)           --            --   (1,644,802)     (741,688)
                                                 -----------  -----------  ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS
 (SEE NOTE 7)...................................  (5,007,699)  (5,529,610)   (1,182,824)  (18,617,151)    (780,879)  (11,278,536)
                                                 -----------  -----------  ------------  ------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........  (5,199,082)  (5,720,482)   (3,058,235)  (21,236,097)  (3,872,985)  (11,269,608)

NET ASSETS:
Beginning of period.............................  33,526,350   39,246,832    43,722,444    64,958,541   42,205,579    53,475,187
                                                 -----------  -----------  ------------  ------------  -----------  ------------
End of period+.................................. $28,327,268  $33,526,350  $ 40,664,209  $ 43,722,444  $38,332,594  $ 42,205,579
                                                 ===========  ===========  ============  ============  ===========  ============
+ Includes accumulated undistributed net
 investment income (loss)....................... $   580,704  $   672,320  $(11,930,018) $(11,922,721) $(4,901,982) $ (4,481,604)
                                                 ===========  ===========  ============  ============  ===========  ============

                                                      SUNAMERICA FOCUSED
                                                      ALPHA GROWTH FUND
                                                 ---------------------------
                                                  FOR THE YEAR  FOR THE YEAR
                                                     ENDED         ENDED
                                                  OCTOBER 31,   OCTOBER 31,
                                                      2016          2015
                                                 -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $  (6,100,223) $ (6,538,350)
  Net realized gain (loss) on investments and
   foreign currencies...........................     7,833,917    74,216,456
  Net unrealized gain (loss) on investments
   and foreign currencies.......................      (486,597)  (55,727,651)
                                                 -------------  ------------
Net increase (decrease) in net assets resulting
 from operations................................     1,247,097    11,950,455
                                                 -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)...............            --            --
  Net investment income (Class C)...............            --            --
  Net investment income (Class I)...............            --            --
  Net investment income (Class W)...............            --            --
  Net realized gain on securities (Class A).....   (52,919,947)  (14,339,048)
  Net realized gain on securities (Class C).....   (12,328,178)   (3,267,873)
  Net realized gain on securities (Class I).....            --            --
  Net realized gain on securities (Class W).....    (4,912,153)   (1,645,444)
                                                 -------------  ------------
Total distributions to shareholders.............   (70,160,278)  (19,252,365)
                                                 -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS
 (SEE NOTE 7)...................................   (47,100,356)  (16,295,978)
                                                 -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........  (116,013,537)  (23,597,888)

NET ASSETS:
Beginning of period.............................   597,704,557   621,302,445
                                                 -------------  ------------
End of period+.................................. $ 481,691,020  $597,704,557
                                                 =============  ============
+ Includes accumulated undistributed net
 investment income (loss)....................... $  (5,280,094) $ (5,544,964)
                                                 =============  ============

--------
#  Consolidated (see Note 2)

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)


                                                                         SUNAMERICA FOCUSED          SUNAMERICA INCOME
                                                                        ALPHA LARGE-CAP FUND           EXPLORER FUND
                                                                    ---------------------------  ------------------------
                                                                     FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR
                                                                        ENDED         ENDED         ENDED        ENDED
                                                                     OCTOBER 31,   OCTOBER 31,   OCTOBER 31,  OCTOBER 31,
                                                                         2016          2015          2016         2015
                                                                    -------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................................... $  (3,383,231) $ (3,666,307) $ 1,134,520  $ 1,190,906
  Net realized gain (loss) on investments and foreign currencies...    14,625,472    76,962,822     (453,831)    (863,282)
  Net unrealized gain (loss) on investments and foreign currencies.   (20,033,569)  (54,209,740)   1,606,841   (1,512,507)
                                                                    -------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from operations....    (8,791,328)   19,086,775    2,287,530   (1,184,883)
                                                                    -------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)..................................            --            --   (1,051,823)  (1,041,927)
  Net investment income (Class C)..................................            --            --     (115,078)    (134,909)
  Net investment income (Class I)..................................            --            --           --           --
  Net investment income (Class W)..................................            --            --      (18,459)     (23,766)
  Net realized gain on securities (Class A)........................   (47,456,936)  (31,278,239)          --     (926,712)
  Net realized gain on securities (Class C)........................   (12,349,233)   (7,673,298)          --     (128,409)
  Net realized gain on securities (Class I)........................            --            --           --           --
  Net realized gain on securities (Class W)........................    (1,214,309)     (754,067)          --      (20,157)
                                                                    -------------  ------------  -----------  -----------
Total distributions to shareholders................................   (61,020,478)  (39,705,604)  (1,185,360)  (2,275,880)
                                                                    -------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 7).............................................   (38,126,080)   (3,820,528)   1,322,644       61,634
                                                                    -------------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................  (107,937,886)  (24,439,357)   2,424,814   (3,399,129)

NET ASSETS:
Beginning of period................................................   635,714,835   660,154,192   23,581,834   26,980,963
                                                                    -------------  ------------  -----------  -----------
End of period+..................................................... $ 527,776,949  $635,714,835  $26,006,648  $23,581,834
                                                                    =============  ============  ===========  ===========
+ Includes accumulated undistributed net investment income (loss).. $  (2,828,993) $ (3,033,485) $   (12,080) $    30,556
                                                                    =============  ============  ===========  ===========

                                                                           SUNAMERICA
                                                                         SMALL-CAP FUND
                                                                    ------------------------
                                                                    FOR THE YEAR FOR THE YEAR
                                                                       ENDED        ENDED
                                                                    OCTOBER 31,  OCTOBER 31,
                                                                        2016         2015
                                                                    ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................................... $  (316,182) $  (416,021)
  Net realized gain (loss) on investments and foreign currencies...   1,329,510    4,875,559
  Net unrealized gain (loss) on investments and foreign currencies.   1,123,238   (1,633,968)
                                                                    -----------  -----------
Net increase (decrease) in net assets resulting from operations....   2,136,566    2,825,570
                                                                    -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)..................................          --           --
  Net investment income (Class C)..................................          --           --
  Net investment income (Class I)..................................          --           --
  Net investment income (Class W)..................................          --           --
  Net realized gain on securities (Class A)........................  (3,889,649)          --
  Net realized gain on securities (Class C)........................     (47,092)          --
  Net realized gain on securities (Class I)........................          --           --
  Net realized gain on securities (Class W)........................     (24,229)          --
                                                                    -----------  -----------
Total distributions to shareholders................................  (3,960,970)          --
                                                                    -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 7).............................................  (6,725,322)    (877,589)
                                                                    -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................  (8,549,726)   1,947,981

NET ASSETS:
Beginning of period................................................  52,440,156   50,492,175
                                                                    -----------  -----------
End of period+..................................................... $43,890,430  $52,440,156
                                                                    ===========  ===========
+ Includes accumulated undistributed net investment income (loss).. $  (197,561) $    (3,385)
                                                                    ===========  ===========

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF    EXPENSES
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                                2020 HIGH WATERMARK FUND
                                                                ------------------------
                                                                        CLASS A
                                                                        -------
  10/31/12     $9.46     $0.19      $ 0.46      $ 0.65     $(0.19)       $--      $(0.19) $9.92     6.96%  $33,009     1.42%
  10/31/13      9.92      0.20       (0.56)      (0.36)     (0.21)        --       (0.21)  9.35    (3.70)   27,131     1.34
  10/31/14      9.35      0.20       (0.14)       0.06      (0.21)        --       (0.21)  9.20     0.78    24,155     1.36
  10/31/15      9.20      0.20       (0.03)       0.17      (0.22)        --       (0.22)  9.15     1.86    21,636     1.32
  10/31/16      9.15      0.20       (0.03)       0.17      (0.22)        --       (0.22)  9.10     1.93    18,792     1.21
                                                                        CLASS C
                                                                        -------
  10/31/12     $9.38     $0.12      $ 0.46      $ 0.58     $(0.13)       $--      $(0.13) $9.83     6.22%  $14,123     2.07%
  10/31/13      9.83      0.13       (0.55)      (0.42)     (0.13)        --       (0.13)  9.28    (4.29)    8,230     1.99
  10/31/14      9.28      0.14       (0.13)       0.01      (0.13)        --       (0.13)  9.16     0.13     5,001     2.01
  10/31/15      9.16      0.14       (0.03)       0.11      (0.14)        --       (0.14)  9.13     1.22     3,636     1.97
  10/31/16      9.13      0.15       (0.04)       0.11      (0.15)        --       (0.15)  9.09     1.21     1,922     1.87
                                                                        CLASS I
                                                                        -------
  10/31/12     $9.50     $0.23      $ 0.47      $ 0.70     $(0.23)       $--      $(0.23) $9.97     7.47%  $16,415     0.95%
  10/31/13      9.97      0.24       (0.55)      (0.31)     (0.26)        --       (0.26)  9.40    (3.22)   12,377     0.87
  10/31/14      9.40      0.24       (0.13)       0.11      (0.26)        --       (0.26)  9.25     1.31    10,090     0.89
  10/31/15      9.25      0.24       (0.03)       0.21      (0.26)        --       (0.26)  9.20     2.36     8,254     0.85
  10/31/16      9.20      0.25       (0.05)       0.20      (0.26)        --       (0.26)  9.14     2.33     7,614     0.74

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------





    1.91%         0%
    2.04          0
    2.17          0
    2.18          0
    2.22          0


    1.26%         0%
    1.38          0
    1.52          0
    1.53          0
    1.57          0


    2.38%         0%
    2.51          0
    2.64          0
    2.65          0
    2.70          0

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/12 10/31/13 10/31/14 10/31/15 10/31/16
                                         -------- -------- -------- -------- --------
2020 High Watermark Fund Class A........   0.41%    0.56%    0.61%    0.78%    0.96%
2020 High Watermark Fund Class C........   0.45     0.61     0.75     1.01     1.42
2020 High Watermark Fund Class I........   0.80     0.94     1.03     1.22     1.41

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET                 NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET              ASSETS
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE              END OF
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL     PERIOD
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2)   (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------   --------

                                                            SUNAMERICA COMMODITY STRATEGY FUND#
                                                            -----------------------------------
                                                                          CLASS A
                                                                          -------
  10/31/12    $10.75     $(0.09)    $(1.47)     $(1.56)    $(0.10)     $(0.37)    $(0.47) $8.72   (15.28)%   $181,487
  10/31/13      8.72      (0.08)     (0.75)      (0.83)        --          --         --   7.89    (9.52)      65,418
  10/31/14      7.89      (0.07)     (0.08)      (0.15)        --          --         --   7.74    (1.90)(6)   45,829
  10/31/15      7.74      (0.09)     (0.25)      (0.34)        --          --         --   7.40    (4.39)      35,472
  10/31/16      7.40      (0.10)     (0.22)      (0.32)        --          --         --   7.08    (4.32)      35,228
                                                                          CLASS C
                                                                          -------
  10/31/12    $10.65     $(0.15)    $(1.47)     $(1.62)    $(0.03)     $(0.37)    $(0.40) $8.63   (15.90)%   $ 44,446
  10/31/13      8.63      (0.13)     (0.73)      (0.86)        --          --         --   7.77    (9.97)(5)   14,198
  10/31/14      7.77      (0.13)     (0.06)      (0.19)        --          --         --   7.58    (2.45)(6)    9,153
  10/31/15      7.58      (0.13)     (0.25)      (0.38)        --          --         --   7.20    (5.01)       5,272
  10/31/16      7.20      (0.14)     (0.22)      (0.36)        --          --         --   6.84    (5.00)       3,478
                                                                          CLASS W
                                                                          -------
  10/31/12    $10.77     $(0.07)    $(1.47)     $(1.54)    $(0.12)     $(0.37)    $(0.49) $8.74   (15.07)%   $ 48,004
  10/31/13      8.74      (0.06)     (0.74)      (0.80)        --          --         --   7.94    (9.15)(5)    9,066
  10/31/14      7.94      (0.06)     (0.08)      (0.14)        --          --         --   7.80    (1.76)(6)    9,977
  10/31/15      7.80      (0.07)     (0.26)      (0.33)        --          --         --   7.47    (4.23)       2,979
  10/31/16      7.47      (0.09)     (0.21)      (0.30)        --          --         --   7.17    (4.02)       1,958

                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
  EXPENSES      INCOME TO
 TO AVERAGE      AVERAGE    PORTFOLIO
NET ASSETS(3) NET ASSETS(3) TURNOVER
------------- ------------- ---------





    1.68%         (0.94)%      95%
    1.72          (0.94)       57
    1.72          (0.91)       16
    1.72          (1.12)       54
    1.72          (1.40)       50


    2.37%         (1.62)%      95%
    2.30(4)       (1.52)       57
    2.37          (1.56)       16
    2.37          (1.77)       54
    2.37          (2.06)       50


    1.51%         (0.75)%      95%
    1.43(4)       (0.63)       57
    1.52          (0.73)       16
    1.52          (0.91)       54
    1.52          (1.21)       50

--------
#  Consolidated (see Note 2)
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/12 10/31/13 10/31/14 10/31/15 10/31/16
                                         -------- -------- -------- -------- --------
SunAmerica Commodity Strategy Fund
 Class A................................   0.22%    0.42%    0.49%    0.82%    0.85%
SunAmerica Commodity Strategy Fund
 Class C................................   0.21     0.53     0.59     0.92     1.21
SunAmerica Commodity Strategy Fund
 Class W................................   0.21     0.56     0.65     0.84     1.48

(4)Includes a reimbursement of expenses from a prior year of 0.07% and 0.09% for Class C and Class W, respectively.
(5)The Fund's performance figure was increased by 0.11% and 0.23% for Class C and Class W, respectively, for a reimbursement of expenses from a prior year.
(6)The Fund's performance figure was increased by 0.69% for Class A, Class C and Class W, from a reimbursement by an affiliate.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                               NET GAIN
                               (LOSS) ON
            NET               INVESTMENTS                                              NET                   NET
           ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET                ASSETS     RATIO OF
           VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE                END OF     EXPENSES
 PERIOD  BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF    TOTAL      PERIOD    TO AVERAGE
 ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD  RETURN(2)    (000'S)  NET ASSETS(3)
-------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------     -------- -------------

                                                             SUNAMERICA GLOBAL TRENDS FUND#
                                                             ------------------------------
                                                                         CLASS A
                                                                         -------
10/31/12  $15.45     $(0.26)    $(0.44)     $(0.70)    $(0.15)     $(0.13)    $(0.28) $14.47   (4.58)%     $188,865     1.84%
10/31/13   14.47      (0.27)      1.03        0.76         --          --         --   15.23    5.25(4)(6)   66,702     1.85
10/31/14   15.23      (0.26)      0.06       (0.20)        --       (1.49)     (1.49)  13.54   (1.39)        35,293     1.86
10/31/15   13.54      (0.25)      0.44        0.19         --       (0.20)     (0.20)  13.53    1.42         31,504     1.86
10/31/16   13.53      (0.20)     (0.26)      (0.46)        --       (0.50)     (0.50)  12.57   (3.42)        32,309     1.86
                                                                         CLASS C
                                                                         -------
10/31/12  $15.39     $(0.34)    $(0.44)     $(0.78)    $(0.09)     $(0.13)    $(0.22) $14.39   (5.08)%     $ 57,065     2.50%
10/31/13   14.39      (0.37)      1.03        0.66         --          --         --   15.05    4.59(4)      23,535     2.48(5)
10/31/14   15.05      (0.35)      0.07       (0.28)        --       (1.49)     (1.49)  13.28   (1.99)        11,428     2.51
10/31/15   13.28      (0.33)      0.43        0.10         --       (0.20)     (0.20)  13.18    0.77          7,984     2.51
10/31/16   13.18      (0.29)     (0.24)      (0.53)        --       (0.50)     (0.50)  12.15   (4.06)         4,597     2.51
                                                                         CLASS W
                                                                         -------
10/31/12  $15.46     $(0.22)    $(0.46)     $(0.68)    $(0.16)     $(0.13)    $(0.29) $14.49   (4.40)%     $ 60,838     1.65%
10/31/13   14.49      (0.24)      1.04        0.80         --          --         --   15.29    5.52(4)(6)   10,668     1.60(5)
10/31/14   15.29      (0.23)      0.07       (0.16)        --       (1.49)     (1.49)  13.64   (1.09)         6,755     1.66
10/31/15   13.64      (0.23)      0.44        0.21         --       (0.20)     (0.20)  13.65    1.56          2,717     1.66
10/31/16   13.65      (0.18)     (0.26)      (0.44)        --       (0.50)     (0.50)  12.71   (3.24)         1,427     1.66

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------





    (1.72)%       0%
    (1.74)        0
    (1.82)        0
    (1.79)        0
    (1.59)        0


    (2.37)%       0%
    (2.38)        0
    (2.47)        0
    (2.44)        0
    (2.25)        0


    (1.52)%       0%
    (1.48)        0
    (1.62)        0
    (1.59)        0
    (1.40)        0

--------
#  Consolidated (see Note 2)
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/12 10/31/13 10/31/14 10/31/15 10/31/16
                                         -------- -------- -------- -------- --------
Global Trends Fund Class A..............   0.18%    0.28%    0.47%    0.58%    0.58%
Global Trends Fund Class C..............   0.16     0.25     0.43     0.66     0.79
Global Trends Fund Class W..............   0.16     0.26     0.47     0.84     1.22

(4)The Fund's performance figure was increased by 0.35% for Class A, Class C and Class W, from a reimbursement by an affiliate.
(5)Includes a reimbursement of expenses from a prior year of 0.01% and 0.02% for Class C and Class W, respectively.
(6)The Fund's performance figure was increased by 0.07% for Class A and Class W for a reimbursement of expenses from a prior year.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                    NET GAIN
                                    (LOSS) ON
                NET                INVESTMENTS                                                    NET       NET
               ASSET      NET         (BOTH                  DISTRIBUTIONS DISTRIBUTIONS         ASSET     ASSET     MARKET
               VALUE   INVESTMENT   REALIZED      TOTAL FROM   FROM NET      FROM NET     TOTAL  VALUE     VALUE     VALUE
             BEGINNING  INCOME@        AND        INVESTMENT  INVESTMENT     REALIZED    DISTRI- END OF    TOTAL     END OF
PERIOD ENDED OF PERIOD   (LOSS)    UNREALIZED)    OPERATIONS    INCOME         GAINS     BUTIONS PERIOD    RETURN    PERIOD
------------ --------- ---------- -----------     ---------- ------------- ------------- ------- ------ ------       ------

                                                                          SUNAMERICA FOCUSED ALPHA GROWTH FUND+
                                                                          ------------------------------------
                                                                                         CLASS A
                                                                                         -------
 12/31/11     $19.55     $(0.10)    $(0.30)         $(0.40)       $--         $(0.48)    $(0.48) $18.67 (2.02)%(1)   $18.28
 01/01/12-
 10/31/12      18.67      (0.01)      2.86(4)(10)     2.85         --             --         --   21.52 15.27(8)(9)      --
 10/31/13      21.52      (0.19)      5.95(4)         5.76         --          (2.50)     (2.50)  24.78 30.45(8)         --
 10/31/14      24.78      (0.28)      3.77            3.49         --          (1.05)     (1.05)  27.22 14.70(8)         --
 10/31/15      27.22      (0.26)      0.73            0.47         --          (0.84)     (0.84)  26.85  1.87(8)         --
 10/31/16      26.85      (0.25)      0.43            0.18         --          (3.27)     (3.27)  23.76  0.75(8)         --
                                                                                         CLASS C
                                                                                         -------
 01/24/12*-
 10/31/12     $19.69     $ 0.03     $ 1.70(4)(10)   $ 1.73        $--         $   --     $   --  $21.42  8.79%(8)(9) $   --
 10/31/13      21.42      (0.33)      5.91(4)         5.58         --          (2.50)     (2.50)  24.50 29.66(8)         --
 10/31/14      24.50      (0.45)      3.71            3.26         --          (1.05)     (1.05)  26.71 13.90(8)         --
 10/31/15      26.71      (0.43)      0.71            0.28         --          (0.84)     (0.84)  26.15  1.17(8)         --
 10/31/16      26.15      (0.39)      0.41            0.02         --          (3.27)     (3.27)  22.90  0.09(8)         --
                                                                                         CLASS W
                                                                                         -------
 01/24/12*-
 10/31/12     $19.69     $ 0.10     $ 1.76(4)(10)   $ 1.86        $--         $   --     $   --  $21.55  9.45%(8)(9) $   --
 10/31/13      21.55      (0.18)      6.01(4)         5.83         --          (2.50)     (2.50)  24.88 30.76(8)         --
 10/31/14      24.88      (0.24)      3.78            3.54         --          (1.05)     (1.05)  27.37 14.85(8)         --
 10/31/15      27.37      (0.21)      0.73            0.52         --          (0.84)     (0.84)  27.05  2.05(8)         --
 10/31/16      27.05      (0.21)      0.43            0.22         --          (3.27)     (3.27)  24.00  0.91(8)         --

                                       RATIO
                                      OF NET
            NET                     INVESTMENT
 MARKET   ASSETS     RATIO OF         INCOME
 VALUE    END OF     EXPENSES        (LOSS) TO
 TOTAL    PERIOD    TO AVERAGE        AVERAGE       PORTFOLIO
 RETURN   (000'S)  NET ASSETS(3)   NET ASSETS(3)    TURNOVER
------    -------- -------------   -------------    ---------





 6.88%(2) $266,016     1.32%           (0.48)%          74%

   --      249,508     1.68(6)(7)      (0.06)(6)(7)     87(5)
   --      418,071     1.71(6)         (0.87)(6)       107(5)
   --      462,483     1.65            (1.10)           65
   --      441,345     1.67            (0.97)          103
   --      369,683     1.68            (1.07)           29



  -- %    $ 33,084     2.37%(6)(7)      0.20%(6)(7)     87%(5)
   --       72,132     2.37(6)         (1.58)(6)       107(5)
   --      103,900     2.37(6)         (1.82)(6)        65
   --       99,519     2.33(6)         (1.64)(6)       103
   --       81,943     2.33            (1.72)           29



  -- %    $  5,084     1.52%(6)(7)      0.62%(6)(7)     87%(5)
   --       30,710     1.52(6)         (0.85)(6)       107(5)
   --       54,920     1.50(6)         (0.98)(6)        65
   --       56,840     1.47            (0.78)          103
   --       30,065     1.51            (0.86)           29

--------
*  Commencement of operations.
+ See Note 1 -- Due to the reorganization which effectively converted the fund from closed-end to open-end, the period ended 12/31/11 has been presented under the requirements of closed-end funds.
@  Calculated based upon average shares outstanding.
(1)Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(2)Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's prior dividend reinvestment plan.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                              12/31/11 10/31/12(7) 10/31/13 10/31/14 10/31/15 10/31/16
                                              -------- ----------- -------- -------- -------- --------
SunAmerica Focused Alpha Growth Fund Class A.   0.00%     0.01%      0.00%    0.00%    0.00%    0.00%
SunAmerica Focused Alpha Growth Fund Class C.    N/A      0.00       0.00     0.00     0.00     0.00
SunAmerica Focused Alpha Growth Fund Class W.    N/A      0.00       0.00     0.00     0.00     0.00

(4)Includes the effect of a merger.
(5)Excludes purchases/sales due to fund merger.
(6)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                             10/31/12(7) 10/31/13 10/31/14 10/31/15 10/31/16
                                             ----------- -------- -------- -------- --------
SunAmerica Focused Alpha Growth Fund
 Class A....................................    0.03%     (0.01)%    -- %     -- %    -- %
SunAmerica Focused Alpha Growth Fund
 Class C....................................    0.23       0.03    (0.03)   (0.00)     --
SunAmerica Focused Alpha Growth Fund Class W    0.84       0.01    (0.05)      --      --

(7)Annualized.
(8)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(9)The Fund's performance figures were increased by the following amounts, from redemption fees received:

                                                        10/31/12
                                                        --------
               SunAmerica Focused Alpha Growth Fund
                Class A................................   0.64%
               SunAmerica Focused Alpha Growth Fund
                Class C................................   0.61
               SunAmerica Focused Alpha Growth Fund
                Class W................................   0.61

(10)Includes redemption fees of $0.12 per share.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                     NET GAIN
                                     (LOSS) ON
                 NET                INVESTMENTS                                                    NET       NET
                ASSET      NET         (BOTH                  DISTRIBUTIONS DISTRIBUTIONS         ASSET     ASSET     MARKET
                VALUE   INVESTMENT   REALIZED      TOTAL FROM   FROM NET      FROM NET     TOTAL  VALUE     VALUE     VALUE
              BEGINNING  INCOME@        AND        INVESTMENT  INVESTMENT     REALIZED    DISTRI- END OF    TOTAL     END OF
PERIOD ENDED  OF PERIOD   (LOSS)    UNREALIZED)    OPERATIONS    INCOME         GAINS     BUTIONS PERIOD    RETURN    PERIOD
------------  --------- ---------- -----------     ---------- ------------- ------------- ------- ------ ------       ------

                                                                       SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND+
                                                                       ---------------------------------------
                                                                                        CLASS A
                                                                                        -------
 12/31/11      $17.58     $(0.01)    $(0.27)         $(0.28)     $(0.03)       $(0.70)    $(0.73) $16.57 (1.50)%(1)   $16.22
 01/01/12-
 10/31/12       16.57      (0.07)      2.75(4)(10)     2.68          --            --         --   19.25 16.17(8)(9)      --
 10/31/13       19.25      (0.08)      6.06(4)         5.98          --         (0.86)     (0.86)  24.37 32.50(8)         --
 10/31/14       24.37      (0.12)      4.47            4.35          --         (1.27)     (1.27)  27.45 18.66(8)         --
 10/31/15       27.45      (0.11)      0.86            0.75          --         (1.64)     (1.64)  26.56  2.98(8)         --
 10/31/16       26.56      (0.11)     (0.14)          (0.25)         --         (2.61)     (2.61)  23.70 (0.91)(8)        --
                                                                                        CLASS C
                                                                                        -------
 01/24/12*-
 10/31/12      $17.59     $(0.19)    $ 1.77(4)(10)   $ 1.58      $   --        $   --     $   --  $19.17  8.98%(8)(9) $   --
 10/31/13       19.17      (0.19)      5.99(4)         5.80          --         (0.86)     (0.86)  24.11 31.66(8)         --
 10/31/14       24.11      (0.28)      4.40            4.12          --         (1.27)     (1.27)  26.96 17.87(8)         --
 10/31/15       26.96      (0.28)      0.85            0.57          --         (1.64)     (1.64)  25.89  2.33(8)         --
 10/31/16       25.89      (0.26)     (0.14)          (0.40)         --         (2.61)     (2.61)  22.88 (1.58)(8)        --
                                                                                        CLASS W
 01/24/12*-
 10/31/12      $17.59     $(0.02)    $ 1.72(4)(10)   $ 1.70      $   --        $   --     $   --  $19.29  9.66%(8)(9) $   --
 10/31/13       19.29      (0.07)      6.12(4)         6.05          --         (0.86)     (0.86)  24.48 32.80(8)         --
 10/31/14       24.48      (0.08)      4.48            4.40          --         (1.27)     (1.27)  27.61 18.78(8)         --
 10/31/15       27.61      (0.08)      0.88            0.80          --         (1.64)     (1.64)  26.77  3.15(8)         --
 10/31/16       26.77      (0.08)     (0.15)          (0.23)         --         (2.61)     (2.61)  23.93 (0.82)(8)        --

                                                      RATIO
                                                     OF NET
                                                   INVESTMENT
               MARKET   NET ASSETS    RATIO OF       INCOME
               VALUE      END OF      EXPENSES      (LOSS) TO
               TOTAL      PERIOD   TO AVERAGE NET    AVERAGE    PORTFOLIO
PERIOD ENDED   RETURN    (000'S)     ASSETS(3)    NET ASSETS(3) TURNOVER
------------  ------    ---------- -------------- ------------- ---------

                                                                       SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND+
                                                                       ---------------------------------------
                                                                                        CLASS A
                                                                                        -------
 12/31/11      7.55%(2)  $120,019     1.56%       (0.08)%          115%
 01/01/12-
 10/31/12        --       225,787     1.72(6)(7)  (0.45)(6)(7)     154(5)
 10/31/13        --       521,938     1.72(6)     (0.38)(6)        124(5)
 10/31/14        --       525,359     1.66(6)     (0.46)(6)         57
 10/31/15        --       495,598     1.66        (0.43)            82
 10/31/16        --       413,090     1.67        (0.47)            38
                                                                                        CLASS C
                                                                                        -------
 01/24/12*-
 10/31/12       -- %     $ 32,358     2.37%(6)(7) (1.32)%(6)(7)    154%(5)
 10/31/13        --       118,963     2.37(6)     (1.04)(6)        124(5)
 10/31/14        --       126,687     2.32(6)     (1.12)(6)         57
 10/31/15        --       123,641     2.31        (1.08)            82
 10/31/16        --       106,319     2.32        (1.12)            38
                                                                                        CLASS W
 01/24/12*-
 10/31/12       -- %     $    353     1.52%(6)(7) (0.12)%(6)(7)    154%(5)
 10/31/13        --         2,490     1.52(6)     (0.32)(6)        124(5)
 10/31/14        --         8,109     1.52(6)     (0.31)(6)         57
 10/31/15        --        16,475     1.52(6)     (0.29)(6)         82
 10/31/16        --         8,368     1.52(6)     (0.31)(6)         38

--------
*  Commencement of operations.
+ See Note 1 -- Due to the reorganization which effectively converted the fund from closed-end to open-end, the period ended 12/31/11 has been presented under the requirements of closed-end funds.
@  Calculated based upon average shares outstanding.
(1)Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(2)Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's prior dividend reinvestment plan.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                12/31/11 10/31/12(7) 10/31/13 10/31/14 10/31/15 10/31/16
                                                -------- ----------- -------- -------- -------- --------
SunAmerica Focused Alpha Large-Cap Fund Class A   0.00%     0.00%      0.00%    0.00%    0.00%    0.00%
SunAmerica Focused Alpha
 Large-Cap Fund Class C........................    N/A      0.01%      0.00     0.00     0.00     0.00
SunAmerica Focused Alpha
 Large-Cap Fund Class W........................    N/A      0.00%      0.00     0.00     0.00     0.00

(4)Includes the effect of a merger.
(5)Excludes purchases/sales due to fund merger.
(6)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/12(7) 10/31/13 10/31/14 10/31/15 10/31/16
                                         ----------- -------- -------- -------- --------
SunAmerica Focused Alpha Large-Cap Fund
 Class A................................     0.05%     0.00%   (0.01)%    -- %     -- %
SunAmerica Focused Alpha Large-Cap Fund
 Class C................................     0.26      0.03    (0.02)      --       --
SunAmerica Focused Alpha Large-Cap Fund
 Class W................................    12.82      1.13     0.13     0.02     0.08

(7)Annualized.
(8)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(9)The Fund's performance figures were increased by the following amounts, from redemption fees received:

                                                        10/31/12
                                                        --------
               SunAmerica Focused Alpha Large-Cap Fund
                Class A................................   0.66%
               SunAmerica Focused Alpha Large-Cap Fund
                Class C................................   0.63
               SunAmerica Focused Alpha Large-Cap Fund
                Class W................................   0.63

(10)Includes redemption fees of $0.11 per share.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF    EXPENSES
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(4)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                            SUNAMERICA INCOME EXPLORER FUND
                                                            -------------------------------
                                                                        CLASS A
                                                                        -------
 07/02/13@-
 10/31/13     $15.00     $0.20      $ 0.55      $ 0.75     $(0.19)     $   --     $(0.19) $15.56    5.03%  $21,475     1.72%(3)
 10/31/14      15.56      0.72        0.39        1.11      (0.71)         --      (0.71)  15.96    7.28    23,620     1.72
 10/31/15      15.96      0.70       (1.39)      (0.69)     (0.71)      (0.64)     (1.35)  13.92   (4.38)   20,062     1.72
 10/31/16      13.92      0.62        0.60        1.22      (0.64)         --      (0.64)  14.50    9.10    22,195     1.72
                                                                        CLASS C
                                                                        -------
 07/02/13@-
 10/31/13     $15.00     $0.17      $ 0.55      $ 0.72     $(0.16)     $   --     $(0.16) $15.56    4.81%  $   190     2.37%(3)
 10/31/14      15.56      0.52        0.49        1.01      (0.63)         --      (0.63)  15.94    6.58     2,860     2.37
 10/31/15      15.94      0.60       (1.38)      (0.78)     (0.62)      (0.64)     (1.26)  13.90   (5.00)    3,110     2.37
 10/31/16      13.90      0.52        0.61        1.13      (0.55)         --      (0.55)  14.48    8.42     3,307     2.37
                                                                        CLASS W
                                                                        -------
 07/02/13@-
 10/31/13     $15.00     $0.22      $ 0.54      $ 0.76     $(0.20)     $   --     $(0.20) $15.56    5.10%  $   105     1.52%(3)
 10/31/14      15.56      0.65        0.49        1.14      (0.74)         --      (0.74)  15.96    7.51       502     1.52
 10/31/15      15.96      0.73       (1.40)      (0.67)     (0.74)      (0.64)     (1.38)  13.91   (4.26)      410     1.52
 10/31/16      13.91      0.63        0.63        1.26      (0.67)         --      (0.67)  14.50    9.38       505     1.52

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(4) TURNOVER
------------- ---------






    4.22%(3)     13%
    4.55         51
    4.76         50
    4.42         54



    3.39%(3)     13%
    3.53         51
    4.11         50
    3.75         54



    4.36%(3)     13%
    4.37         51
    4.92         50
    4.65         54

--------
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized.
(4)Net of following expense reimbursements and waivers, (recoupments), if applicable (based on average net assets):

                                         10/31/13(3) 10/31/14 10/31/15 10/31/16
                                         ----------- -------- -------- --------
SunAmerica Income Explorer Fund Class A.     3.80%     0.40%    0.42%    0.52%
SunAmerica Income Explorer Fund Class C.    44.66      0.82     0.75     0.97
SunAmerica Income Explorer Fund Class W.    53.79      3.71     2.94     4.00

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF    EXPENSES
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(4)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                                SUNAMERICA SMALL-CAP FUND
                                                                -------------------------
                                                                         CLASS A
                                                                         -------
 02/06/14@-
 10/31/14     $15.00     $(0.08)     $0.57      $0.49       $--        $   --     $   --  $15.49   3.27%   $50,123     1.72%(3)
 10/31/15      15.49      (0.13)      1.06       0.93        --            --         --   16.42   6.00     51,789     1.72
 10/31/16      16.42      (0.10)      0.75       0.65        --         (1.32)     (1.32)  15.75   4.61     42,739     1.72
                                                                         CLASS C
                                                                         -------
 02/06/14@-
 10/31/14     $15.00     $(0.15)     $0.56      $0.41       $--        $   --     $   --  $15.41   2.73%   $   256     2.37%(3)
 10/31/15      15.41      (0.23)      1.06       0.83        --            --         --   16.24   5.39        541     2.37
 10/31/16      16.24      (0.19)      0.72       0.53        --         (1.32)     (1.32)  15.45   3.87        811     2.37
                                                                         CLASS W
                                                                         -------
 02/06/14@-
 10/31/14     $15.00     $(0.06)     $0.57      $0.51       $--        $   --     $   --  $15.51   3.40%   $   113     1.52%(3)
 10/31/15      15.51      (0.10)      1.07       0.97        --            --         --   16.48   6.25        110     1.52
 10/31/16      16.48      (0.07)      0.75       0.68        --         (1.32)     (1.32)  15.84   4.79        341     1.52

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE     PORTFOLIO
NET ASSETS(4)  TURNOVER
-------------  ---------






    (0.76)%(3)    61%
    (0.79)        88
    (0.66)        67



    (1.46)%(3)    61%
    (1.47)        88
    (1.33)        67



    (0.57)%(3)    61%
    (0.59)        88
    (0.47)        67

--------
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized.
(4)Net of following expense reimbursements and waivers, (recoupments), if applicable (based on average net assets):

                                              10/31/14(3) 10/31/15 10/31/16
                                              ----------- -------- --------
     SunAmerica Small Cap Fund Class A.......     0.26%     0.33%    0.26%
     SunAmerica Small Cap Fund Class C.......    12.36      4.32     2.27
     SunAmerica Small Cap Fund Class W.......    18.46     13.86     5.01

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2016 -- (UNAUDITED)

INDUSTRY ALLOCATION*

  United States Treasury Bonds........................................  67.4%
  Resolution Funding Corp.............................................  23.5
  U.S. Government Treasuries..........................................   6.3
  Repurchase Agreements...............................................   3.0
                                                                       -----
  Total Investments................................................... 100.2
  Liabilities in excess of other assets (including futures contracts).  (0.2)
                                                                       -----
  Net Assets.......................................................... 100.0%
                                                                       =====

--------
*  Calculated as a percentage of net assets

CREDIT QUALITY+#

                                  Aaa. 100.0%
                                       =====

--------
+ Source: Moody's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT     (NOTE 3)
       -----------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES -- 23.5%
       RESOLUTION FUNDING CORP -- 23.5%
         Resolution Funding Corp. STRIPS
          zero coupon due 07/15/2020
          (cost $6,025,575)..................... $ 7,000,000 $ 6,660,549
                                                             -----------
       U.S. GOVERNMENT TREASURIES -- 67.4%
       UNITED STATES TREASURY BONDS -- 67.4%
         United States Treasury Bonds STRIPS
          zero coupon due 08/15/2020
          (cost $17,027,356)....................  19,990,000  19,106,782
                                                             -----------
       TOTAL LONG-TERM INVESTMENT SECURITIES
          (cost $23,052,931).............................     25,767,331
                                                             -----------
       SHORT-TERM INVESTMENT SECURITIES -- 6.3%
       U.S. GOVERNMENT TREASURIES -- 6.3%
         United States Treasury Bills
          0.37% due 01/19/2017(1)
          (cost $1,778,555).....................   1,780,000   1,778,880
                                                             -----------

                                                       PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                   AMOUNT     (NOTE 3)
  --------------------------------------------------------------------------
  REPURCHASE AGREEMENTS -- 3.0%
    Agreement with State Street Bank & Trust Co.,
     bearing interest at 0.01%, dated 10/31/2016, to
     be repurchased 11/01/2016 in the amount of
     $842,000 and collateralized by $785,000 of
     United States Treasury Notes, bearing interest
     at 3.13%, due 05/15/2021 and having an
     approximate value of $859,311
     (cost $842,000).................................. $842,000  $   842,000
                                                                 -----------
  TOTAL INVESTMENTS
     (cost $25,673,486)(2)............................   100.2%   28,388,211
  Liabilities in excess of other assets...............     (0.2)     (60,943)
                                                       --------  -----------
  NET ASSETS                                             100.0%  $28,327,268
                                                       ========  ===========

--------
(1)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)See Note 6 for cost of investments on a tax basis.

STRIPS -- Separate Trading of Registered Interest and Principal of Securities

FUTURES CONTRACTS
----------------------------------------------------------------------------------------
                                                     VALUE AT VALUE AS OF   UNREALIZED
NUMBER OF                                             TRADE   OCTOBER 31,  APPRECIATION
CONTRACTS TYPE        DESCRIPTION   EXPIRATION MONTH   DATE      2016     (DEPRECIATION)
--------- ---- -------------------- ---------------- -------- ----------- --------------
    1     Long S&P 500 E-Mini Index  December 2016   $108,605  $106,005      $(2,600)
                                                                             =======

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2016 (see Note 3):

                                  LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                  --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
U.S. Government Agencies.........        $   --            $ 6,660,549             $--           $ 6,660,549
U.S. Government Treasuries.......            --             19,106,782              --            19,106,782
Short-Term Investment Securities.            --              1,778,880              --             1,778,880
Repurchase Agreements............            --                842,000              --               842,000
                                         ------            -----------             ---           -----------
TOTAL INVESTMENTS AT VALUE.......        $   --            $28,388,211             $--           $28,388,211
                                         ======            ===========             ===           ===========

LIABILITIES:
Other Financial Instruments:+
Futures Contracts................        $2,600            $        --             $--           $     2,600
                                         ======            ===========             ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
+ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA COMMODITY STRATEGY FUND CONSOLIDATED PORTFOLIO PROFILE -- OCTOBER 31, 2016@ -- (UNAUDITED)

INDUSTRY ALLOCATION*

  Repurchase Agreements...............................................  49.6%
  U.S. Government Agencies............................................  32.1
  United States Treasury Notes........................................   8.7
  Federal National Mtg. Assoc.........................................   2.5
  Investment Companies................................................   1.0
  Exchange-Traded Funds...............................................   0.4
  Options Purchased...................................................   0.1
                                                                       -----
  Total Investments...................................................  94.4
  Other assets less liabilities (including futures, options and swaps
   contracts).........................................................   5.6
                                                                       -----
  Net Assets.......................................................... 100.0%
                                                                       =====

CREDIT QUALITY+**

                                  Aaa. 100.0%
                                       =====

--------
*  Calculated as a percentage of net assets.
@  Consolidated (see Note 2)
+  Source: Moody's
** Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA COMMODITY STRATEGY FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016@

                                                  SHARES/
                                                 PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT     (NOTE 3)
         --------------------------------------------------------------
         U.S. GOVERNMENT AGENCIES -- 2.5%
           Federal National Mtg. Assoc.
            1.25% due 01/30/2017
            (cost $1,001,549)................... $1,000,000 $ 1,002,016
                                                            -----------
         U.S. GOVERNMENT TREASURIES -- 8.7%
         UNITED STATES TREASURY NOTES -- 8.7%
            0.42% due 07/31/2017 FRS............  1,000,000   1,000,409
            0.51% due 10/31/2017 FRS............  1,200,000   1,201,635
            0.53% due 04/30/2018 FRS............  1,000,000   1,001,139
            0.88% due 05/15/2017................    350,000     350,602
                                                            -----------
         TOTAL U.S. GOVERNMENT TREASURIES
            (cost $3,551,479)...................              3,553,785
                                                            -----------
         COMMON STOCKS -- 1.0%
         INVESTMENT COMPANIES -- 1.0%
           Uranium Participation Corp.+(1)
            (cost $554,503).....................    142,200     394,381
                                                            -----------
         EXCHANGE-TRADED FUNDS -- 0.4%
           ETFS Physical Platinum Shares+(1)
            (cost $152,401).....................      1,684     158,397
                                                            -----------
         OPTIONS - PURCHASED -- 0.1%
           Call Options Purchased(1)(4).........         19       9,319
           Put Options Purchased(1)(5)..........         11      12,100
                                                            -----------
         TOTAL OPTIONS - PURCHASED
            (cost $33,049)......................                 21,419
                                                            -----------
         TOTAL LONG-TERM INVESTMENT SECURITIES
            (cost $5,292,981)...................              5,129,998
                                                            -----------
         SHORT-TERM INVESTMENT SECURITIES -- 32.1%
         U.S. GOVERNMENT AGENCIES -- 32.1%
           Federal Home Loan Bank
            0.32% due 12/23/2016................    325,000     324,902
            0.33% due 11/18/2016................    300,000     299,972
            0.33% due 12/16/2016................    250,000     249,934
            0.34% due 11/14/2016................    900,000     899,935
            0.34% due 11/16/2016................  1,500,000   1,499,876
            0.35% due 11/25/2016................    233,000     232,969
            0.35% due 11/30/2016................    117,000     116,981
            0.35% due 12/07/2016................  1,000,000     999,790
            0.39% due 11/07/2016................  1,000,000     999,967
            0.46% due 01/20/2017................    253,000     252,820
            0.47% due 01/20/2017................    747,000     746,469
            0.51% due 11/25/2016 FRS............  1,350,000   1,350,189
            0.55% due 02/27/2017 FRS............  1,100,000   1,100,751
            0.56% due 06/01/2017................  1,000,000     997,056
            0.88% due 05/24/2017................  1,000,000   1,001,667
            1.00% due 06/21/2017................  1,000,000   1,002,449
           Federal Home Loan Mtg. Corp.
            1.00% due 03/08/2017................  1,000,000   1,001,828
                                                            -----------
         TOTAL SHORT-TERM INVESTMENT SECURITIES
            (cost $13,074,203)..................             13,077,555
                                                            -----------

                                                   PRINCIPAL    VALUE
                SECURITY DESCRIPTION                AMOUNT     (NOTE 3)
      ------------------------------------------------------------------
      REPURCHASE AGREEMENTS -- 49.6%
        Bank of America Securities LLC Joint
         Repurchase Agreement(2)................. $3,685,000  $ 3,685,000
        Bank of America Securities LLC Joint
         Repurchase Agreement(1)(2)..............  1,145,000    1,145,000
        Barclays Capital, Inc. Joint Repurchase
         Agreement(2)............................  2,455,000    2,455,000
        Barclays Capital, Inc. Joint Repurchase
         Agreement(1)(2).........................    760,000      760,000
        BNP Paribas SA Joint Repurchase
         Agreement(2)............................  2,455,000    2,455,000
        BNP Paribas SA Joint Repurchase
         Agreement(1)(2).........................    760,000      760,000
        Deutsche Bank AG Joint Repurchase
         Agreement(2)............................  3,740,000    3,740,000
        Deutsche Bank AG Joint Repurchase
         Agreement(1)(2).........................  1,170,000    1,170,000
        RBS Securities, Inc. Joint Repurchase
         Agreement(2)............................  3,070,000    3,070,000
        RBS Securities, Inc. Joint Repurchase
         Agreement(1)(2).........................    955,000      955,000
                                                              -----------
      TOTAL REPURCHASE AGREEMENTS
         (cost $20,195,000)......................              20,195,000
                                                              -----------
      TOTAL INVESTMENTS
         (cost $38,562,184)(3)...................       94.4%  38,402,553
      Other assets less liabilities..............        5.6    2,261,656
                                                  ----------  -----------
      NET ASSETS                                       100.0% $40,664,209
                                                  ==========  ===========

--------
@  Consolidated (see Note 2)
+  Non-income producing security
(1)The security is owned by the SunAmerica Commodity Strategy Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Commodity Strategy Fund.
(2)See Note 3 for details of Joint Repurchase Agreements.
(3)See Note 6 for cost of investments on a tax basis.

(4)Call Options - Purchased

EXCHANGE TRADED CALL OPTIONS - PURCHASED(A)
--------------------------------------------------------------------------------
                                                       VALUE AT     UNREALIZED
                 EXPIRATION STRIKE  NO. OF   PREMIUMS OCTOBER 31,  APPRECIATION
     ISSUE         MONTH    PRICE  CONTRACTS   PAID      2016     (DEPRECIATION)
---------------- ---------- ------ --------- -------- ----------- --------------
Corn Futures       Nov-16   $ 4.00    13     $14,336    $  244       $(14,092)
Aluminum Futures   Jun-17    18.00     6       9,113     9,075            (38)
                                      --     -------    ------       --------
                                      19     $23,449    $9,319       $(14,130)
                                      ==     =======    ======       ========

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA COMMODITY STRATEGY FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016@ -- (CONTINUED)


(5)Put Options - Purchased

EXCHANGE TRADED PUT OPTIONS - PURCHASED(A)
-------------------------------------------------------------------------------
                                                      VALUE AT     UNREALIZED
                EXPIRATION STRIKE  NO. OF   PREMIUMS OCTOBER 31,  APPRECIATION
     ISSUE        MONTH    PRICE  CONTRACTS   PAID      2016     (DEPRECIATION)
--------------- ---------- ------ --------- -------- ----------- --------------
Soybean Futures   Dec-16   $10.00    11      $9,600    $12,100       $2,500
                                     ==      ======    =======       ======

FRS-- Floating Rate Security
The rates shown on FRS are the current interest rates at October 31, 2016 and unless noted otherwise, the dates shown are the original maturity dates.

EXCHANGE TRADED WRITTEN CALL OPTIONS(A)
--------------------------------------------------------------------------------
                                                       VALUE AT     UNREALIZED
                 EXPIRATION STRIKE  NO. OF   PREMIUMS OCTOBER 31,  APPRECIATION
     ISSUE         MONTH    PRICE  CONTRACTS RECEIVED    2016     (DEPRECIATION)
---------------- ---------- ------ --------- -------- ----------- --------------
Aluminum Futures   Jun-17   $22.00     6       $486      $486          $--
                                       =       ====      ====          ===

EXCHANGE TRADED WRITTEN PUT OPTIONS(A)
-----------------------------------------------------------------------------------
                                                          VALUE AT     UNREALIZED
                    EXPIRATION STRIKE  NO. OF   PREMIUMS OCTOBER 31,  APPRECIATION
       ISSUE          MONTH    PRICE  CONTRACTS RECEIVED    2016     (DEPRECIATION)
------------------- ---------- ------ --------- -------- ----------- --------------
Aluminum Futures      Jun-17   $15.00     6     $ 2,100    $ 2,100      $     --
Brent Crude Futures   Dec-17    70.00     3      44,400*    55,650       (11,250)
                                          -     -------    -------      --------
                                          9     $46,500    $57,750      $(11,250)
                                          =     =======    =======      ========

FUTURES CONTRACTS(A)
-------------------------------------------------------------------------------------------
                                                                 VALUE AS OF   UNREALIZED
NUMBER OF                                              VALUE AT  OCTOBER 31,  APPRECIATION
CONTRACTS TYPE      DESCRIPTION      EXPIRATION MONTH TRADE DATE    2016     (DEPRECIATION)
--------- ----- -------------------- ---------------- ---------- ----------- --------------
   17     Short Aluminum Futures      December 2016   $  703,725 $  736,738    $ (33,013)
   17     Long  Aluminum Futures      December 2016      672,135    736,738       64,603
   1      Long  Aluminum Futures         March 2017       42,286     43,413        1,127
   59     Long  Brent Crude Futures    January 2017    3,046,836  2,867,990     (178,846)
   11     Short Brent Crude Futures   December 2018      544,668    605,110      (60,442)
   9      Long  Coffee Futures           March 2017      544,050    565,481       21,431
   17     Long  Copper Futures        December 2016    2,007,497  2,060,825       53,328
   57     Long  Corn Futures             March 2017    1,042,726  1,033,838       (8,888)
   2      Long  Cotton Futures           March 2017       71,320     69,370       (1,950)
   3      Long  Gasoil Futures        December 2016      133,875    132,375       (1,500)
   17     Long  Gasoline Futures      December 2016    1,059,652  1,013,523      (46,129)
   9      Long  Gasoline Futures       January 2017      554,501    535,702      (18,799)
   20     Long  Gold Futures          December 2016    2,675,750  2,546,200     (129,550)
   29     Long  Heating Oil Futures   December 2016    1,888,159  1,831,750      (56,409)
   21     Long  Lean Hogs Futures     December 2016      419,087    402,780      (16,307)
   15     Long  Lean Hogs Futures     February 2017      308,521    327,750       19,229
   50     Long  Natural Gas Futures   February 2017    1,613,930  1,611,500       (2,430)
   39     Long  Natural Gas Futures      March 2017    1,237,240  1,247,610       10,370
   10     Short Natural Gas Futures      April 2017      303,060    307,300       (4,240)
   21     Long  Nickel Futures        December 2016    1,238,420  1,317,393       78,973
   2      Short Nickel Futures        December 2016      120,450    125,466       (5,016)
   5      Long  Palladium Futures     December 2016      352,127    309,000      (43,127)
   10     Long  Platinum Futures       January 2017      545,852    489,300      (56,552)
   10     Long  Silver Futures        December 2016      963,744    889,800      (73,944)
   13     Long  Soybean Futures        January 2017      643,963    657,638       13,675
   19     Long  Soybean Meal Futures  December 2016      671,140    600,590      (70,550)
   17     Long  Soybean Meal Futures   January 2017      549,210    540,430       (8,780)
   26     Short Soybean Oil            January 2017      555,936    552,084        3,852
   38     Long  Soybean Oil               July 2017      822,156    817,608       (4,548)
   34     Long  Sugar Futures            March 2017      795,617    821,386       25,769
   18     Long  Sugar Futures              May 2017      409,958    425,578       15,620
   20     Long  Wheat Futures         December 2016      445,886    414,750      (31,136)

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA COMMODITY STRATEGY FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016@ -- (CONTINUED)

FUTURES CONTRACTS(A)
----------------------------------------------------------------------------------------
                                                              VALUE AS OF   UNREALIZED
NUMBER OF                                           VALUE AT  OCTOBER 31,  APPRECIATION
CONTRACTS TYPE     DESCRIPTION    EXPIRATION MONTH TRADE DATE    2016     (DEPRECIATION)
--------- ----- ----------------- ---------------- ---------- ----------- --------------
   9      Long  Wheat Futures      December 2016   $  195,963 $  187,313    $  (8,650)
   3      Long  Wheat Futures         March 2017       65,813     64,875         (938)
   37     Long  WTI Crude Futures   January 2017    1,717,860  1,756,020       38,160
   3      Long  WTI Crude Futures      June 2017      158,820    149,670       (9,150)
   4      Long  WTI Crude Futures  December 2017      200,730    204,640        3,910
   5      Short WTI Crude Futures  December 2018      269,837    263,850        5,987
   21     Long  Zinc Futures       December 2016    1,200,434  1,290,450       90,016
                                                                            ---------
                                                                            $(424,844)
                                                                            =========

OVER THE COUNTER TOTAL RETURN SWAP
CONTRACTS(A)+
--------------------------------------------------------------------------------------------------------------------
                NOTIONAL                                                                             GROSS UNREALIZED
     SWAP        AMOUNT  TERMINATION FIXED PAYMENTS RECEIVED (PAID) BY THE TOTAL RETURN RECEIVED OR   APPRECIATION/
 COUNTERPARTY   (000'S)     DATE                   PORTFOLIO                  PAID BY PORTFOLIO       (DEPRECIATION)
--------------  -------- ----------- ------------------------------------- ------------------------- ----------------
Chase Bank NA   $   788  03/31/2017                 (0.090)%               Bloomberg Commodity Index       $--
Chase Bank NA       692  03/31/2017                 (0.200)%                S&P GSCI Grains Index           --
Goldman Sachs                                                                S&P GSCI Industrial
International       180  03/31/2017                 (0.150)%                     Metals Index               --
Chase Bank NA    12,797  09/29/2017                 (0.090)%               Bloomberg Commodity Index        --
                                                                                                           ---
                                                                                                           $--
                                                                                                           ===

--------
(a)The security is owned by the SunAmerica Commodity Strategy Cayman Fund, Ltd. which is a wholly-owned subsidiary of the SunAmerica Commodity Strategy Fund.
+ Illiquid security. At October 31, 2016, the aggregate value of these securities was $0, representing 0.0% of net assets.
*  Represents value at trade date

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2016 (see Note 3):

                                     LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                         QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                     --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
U.S. Government Agencies............       $     --           $ 1,002,016             $--           $ 1,002,016
U.S. Government Treasuries..........             --             3,553,785              --             3,553,785
Common Stocks.......................        394,381                    --              --               394,381
Exchange-Traded Funds...............        158,397                    --              --               158,397
Options-Purchased...................         21,419                    --              --                21,419
Short-Term Investment Securities....             --            13,077,555              --            13,077,555
Repurchase Agreements...............             --            20,195,000              --            20,195,000
                                           --------           -----------             ---           -----------
TOTAL INVESTMENTS AT VALUE..........       $574,197           $37,828,356             $--           $38,402,553
                                           ========           ===========             ===           ===========
Other Financial Instruments:+
Futures Contracts...................       $446,050           $        --             $--           $   446,050
                                           ========           ===========             ===           ===========

LIABILITIES:
Other Financial Instruments:+
Exchange Traded Written Put Options.       $ 11,250           $        --             $--           $    11,250
Futures Contracts...................        870,894                    --              --               870,894
                                           --------           -----------             ---           -----------
TOTAL OTHER FINANCIAL INSTRUMENTS...       $882,144           $        --             $--           $   882,144
                                           ========           ===========             ===           ===========

--------
@  Consolidated (see Note 2)
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
+ Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO PROFILE -- OCTOBER 31, 2016@ -- (UNAUDITED)

INDUSTRY ALLOCATION*

  Repurchase Agreements................................................ 98.1%
  Other assets less liabilities (including futures and forward foreign currency contracts).................................................  1.9
                                                                        ----
  Net Assets...........................................................  100%
                                                                        ====

--------
* Calculated as a percentage of net assets
@ Consolidated (see Note 2)

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016@

                                                   PRINCIPAL    VALUE
                SECURITY DESCRIPTION                AMOUNT     (NOTE 3)
      ------------------------------------------------------------------
      REPURCHASE AGREEMENTS -- 98.1%
        Bank of America Securities LLC Joint
         Repurchase Agreement(1)................. $7,210,000  $ 7,210,000
        Bank of America Securities LLC Joint
         Repurchase Agreement(1)(2)..............  1,785,000    1,785,000
        Barclays Capital, Inc. Joint Repurchase
         Agreement(1)............................  4,805,000    4,805,000
        Barclays Capital, Inc. Joint Repurchase
         Agreement(1)(2).........................  1,190,000    1,190,000
        BNP Paribas SA Joint Repurchase
         Agreement(1)............................  4,805,000    4,805,000
        BNP Paribas SA Joint Repurchase
         Agreement(1)(2).........................  1,190,000    1,190,000
        Deutsche Bank AG Joint Repurchase
         Agreement(1)............................  7,305,000    7,305,000
        Deutsche Bank AG Joint Repurchase
         Agreement(1)(2).........................  1,820,000    1,820,000
        RBS Securities, Inc. Joint Repurchase
         Agreement(1)............................  6,010,000    6,010,000
        RBS Securities, Inc. Joint Repurchase
         Agreement(1)(2).........................  1,490,000    1,490,000
                                                              -----------
      TOTAL REPURCHASE AGREEMENTS
         (cost $37,610,000)......................              37,610,000
                                                              -----------
      TOTAL INVESTMENTS
         (cost $37,610,000)(3)...................       98.1%  37,610,000
      Other assets less liabilities..............        1.9      722,594
                                                  ----------  -----------
      NET ASSETS                                       100.0% $38,332,594
                                                  ==========  ===========

--------
@  Consolidated (see Note 2)
(1)See Note 3 for details of Joint Repurchase Agreements.
(2)The security is owned by the SunAmerica Global Trends Cayman Fund, Ltd. which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.
(3)See Note 6 for cost of investments on a tax basis.

FUTURES CONTRACTS
--------------------------------------------------------------------------------------------
                                                                  VALUE AS OF   UNREALIZED
NUMBER OF                                               VALUE AT  OCTOBER 31,  APPRECIATION
CONTRACTS TYPE         DESCRIPTION    EXPIRATION MONTH TRADE DATE    2016     (DEPRECIATION)
--------- ---- -------------------    ---------------- ---------- ----------- --------------
   23     Long Copper Future(a)        December 2016   $1,234,613 $1,267,875    $  33,262
   21     Long EURO-Bund               December 2016    3,731,088  3,738,465        7,377
   20     Long Gold Future(a)          December 2016    2,560,490  2,546,200      (14,290)
   23     Long Nikkei 225 Index        December 2016    3,805,187  3,824,926       19,739
   72     Long S&P500 E-Mini Index     December 2016    7,660,375  7,632,360      (28,015)
   104    Long Sugar Future(a)            March 2017    2,713,514  2,512,474     (201,040)
                                                                                ---------
                                                                                $(182,967)
                                                                                =========

--------
(a)The security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.

FORWARD FOREIGN CURRENCY CONTRACTS
-------------------------------------------------------------------------------------------
                                                        DELIVERY   UNREALIZED   UNREALIZED
  COUNTERPARTY     CONTRACT TO DELIVER IN EXCHANGE FOR    DATE    APPRECIATION DEPRECIATION
------------------ ------------------- --------------- ---------- ------------ ------------
Barclays Bank PLC  BRL    3,988,000    USD  1,242,561  11/03/2016     $--        $ (6,812)
                   USD    1,253,654    BRL  3,988,000  11/03/2016      --          (4,281)
                                                                      ---        --------
                                                                       --         (11,093)
                                                                      ---        --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016@ -- (CONTINUED)

FORWARD FOREIGN CURRENCY CONTRACTS
----------------------------------------------------------------------------------------------------------------
                                                                             DELIVERY   UNREALIZED   UNREALIZED
             COUNTERPARTY               CONTRACT TO DELIVER IN EXCHANGE FOR    DATE    APPRECIATION DEPRECIATION
--------------------------------------- ------------------- --------------- ---------- ------------ ------------
BNP Paribas SA                          BRL    3,988,000    USD  1,253,654  11/03/2016   $ 4,281      $     --
                                        USD    1,242,329    BRL  3,988,000  11/03/2016     7,045            --
                                                                                         -------      --------
                                                                                          11,326            --
                                                                                         -------      --------
Goldman Sachs International             BRL    3,955,000    USD  1,241,719  11/03/2016     2,684            --
                                        USD    1,243,281    BRL  3,955,000  11/03/2016        --        (4,246)
                                                                                         -------      --------
                                                                                           2,684        (4,246)
                                                                                         -------      --------
Morgan Stanley & Co. International PLC  BRL    8,032,000    USD  2,524,913  11/03/2016     8,622            --
                                        USD    2,530,018    BRL  8,032,000  11/03/2016        --       (13,727)
                                        USD    1,270,138    BRL  4,005,000  12/02/2016        --       (26,065)
                                                                                         -------      --------
                                                                                           8,622       (39,792)
                                                                                         -------      --------
Standard Chartered Bank                 BRL    4,077,000    USD  1,297,788  11/03/2016    20,532            --
                                        USD    1,281,632    BRL  4,077,000  11/03/2016        --        (4,377)
                                        USD    1,286,648    BRL  4,077,000  12/02/2016        --       (20,208)
                                                                                         -------      --------
                                                                                          20,532       (24,585)
                                                                                         -------      --------
                                                                                              --            --
                                                                                         -------      --------
Net Unrealized Appreciation/(Depreciation)                                               $43,164      $(79,716)
                                                                                         =======      ========

BRL -- Brazillian Real
USD -- United States Dollar

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2016 (see Note 3):

                                    LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                        QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                    --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Repurchase Agreements..............       $     --           $37,610,000             $--           $37,610,000
                                          --------           -----------             ---           -----------
TOTAL INVESTMENTS AT VALUE.........       $     --           $37,610,000             $--           $37,610,000
                                          ========           ===========             ===           ===========
Other Financial Instruments:+
Futures Contracts..................       $ 60,378           $        --             $--           $    60,378
Forward Foreign Currency Contracts.             --                43,164              --                43,164
                                          --------           -----------             ---           -----------
TOTAL OTHER FINANCIAL INSTRUMENTS..       $ 60,378           $    43,164             $--           $   103,542
                                          ========           ===========             ===           ===========

LIABILITIES:
Other Financial Instruments:+
Futures Contracts..................       $243,345           $        --             $--           $   243,345
Forward Foreign Currency Contracts.             --                79,716              --                79,716
                                          --------           -----------             ---           -----------
TOTAL OTHER FINANCIAL INSTRUMENTS..       $243,345           $    79,716             $--           $   323,061
                                          ========           ===========             ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
+ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
@  Consolidated (see Note 2)

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA GROWTH FUND PORTFOLIO PROFILE -- OCTOBER 31, 2016 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                    E-Commerce/Products..............  15.8%
                    Internet Content-Entertainment...   9.8
                    Aerospace/Defense................   7.2
                    Time Deposits....................   6.9
                    Retail-Restaurants...............   6.7
                    Retail-Building Products.........   6.6
                    Resorts/Theme Parks..............   6.1
                    Finance-Credit Card..............   5.5
                    Medical-Drugs....................   5.2
                    Medical-HMO......................   5.1
                    Hotels/Motels....................   3.2
                    Auto-Cars/Light Trucks...........   3.1
                    Insurance-Property/Casualty......   2.6
                    Multimedia.......................   2.5
                    Apparel Manufacturers............   2.1
                    Diagnostic Kits..................   2.1
                    Professional Sports..............   2.1
                    Commercial Services..............   1.9
                    Finance-Investment Banker/Broker.   1.5
                    Food-Canned......................   1.2
                    Consulting Services..............   1.1
                    Enterprise Software/Service......   0.7
                    Retail-Automobile................   0.5
                    Distribution/Wholesale...........   0.2
                                                      -----
                    Total Investments................  99.7
                    Other assets less liabilities....   0.3
                                                      -----
                    Net Assets....................... 100.0%
                                                      =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA GROWTH FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016


                                                          VALUE
                   SECURITY DESCRIPTION         SHARES   (NOTE 3)
            -------------------------------------------------------
            COMMON STOCKS -- 92.8%
            AEROSPACE/DEFENSE -- 7.2%
              Lockheed Martin Corp............. 140,743 $34,676,260
                                                        -----------
            APPAREL MANUFACTURERS -- 2.1%
              Under Armour, Inc., Class A+..... 178,000   5,535,800
              Under Armour, Inc., Class C+..... 179,263   4,635,741
                                                        -----------
                                                         10,171,541
                                                        -----------
            AUTO-CARS/LIGHT TRUCKS -- 3.1%
              Tesla Motors, Inc.+..............  75,664  14,961,043
                                                        -----------
            COMMERCIAL SERVICES -- 1.9%
              CoStar Group, Inc.+..............  48,500   9,075,320
                                                        -----------
            CONSULTING SERVICES -- 1.1%
              Verisk Analytics, Inc.+..........  64,000   5,219,200
                                                        -----------
            DIAGNOSTIC KITS -- 2.1%
              IDEXX Laboratories, Inc.+........  94,500  10,124,730
                                                        -----------
            DISTRIBUTION/WHOLESALE -- 0.2%
              Fastenal Co......................  30,000   1,169,400
                                                        -----------
            E-COMMERCE/PRODUCTS -- 15.8%
              Alibaba Group Holding, Ltd. ADR+. 430,854  43,813,543
              Amazon.com, Inc.+................  40,748  32,183,586
                                                        -----------
                                                         75,997,129
                                                        -----------
            ENTERPRISE SOFTWARE/SERVICE -- 0.7%
              Benefitfocus, Inc.+.............. 110,066   3,577,145
                                                        -----------
            FINANCE-CREDIT CARD -- 5.5%
              Visa, Inc., Class A.............. 322,157  26,581,174
                                                        -----------
            FINANCE-INVESTMENT BANKER/BROKER -- 1.5%
              Charles Schwab Corp.............. 229,000   7,259,300
                                                        -----------
            FOOD-CANNED -- 1.2%
              TreeHouse Foods, Inc.+...........  68,000   5,948,640
                                                        -----------
            HOTELS/MOTELS -- 3.2%
              Hyatt Hotels Corp., Class A+..... 300,000  15,237,000
                                                        -----------
            INSURANCE-PROPERTY/CASUALTY -- 2.6%
              Arch Capital Group, Ltd.+........ 158,000  12,319,260
                                                        -----------
            INTERNET CONTENT-ENTERTAINMENT -- 9.8%
              Facebook, Inc., Class A+......... 359,066  47,034,055
                                                        -----------

                                                    SHARES/
                                                   PRINCIPAL            VALUE
                SECURITY DESCRIPTION                AMOUNT             (NOTE 3)
          -----------------------------------------------------------------------
          MEDICAL-DRUGS -- 5.2%
            Zoetis, Inc..........................     524,309        $ 25,061,970
                                                                     ------------
          MEDICAL-HMO -- 5.1%
            UnitedHealth Group, Inc..............     175,599          24,817,407
                                                                     ------------
          MULTIMEDIA -- 2.5%
            FactSet Research Systems, Inc........      79,500          12,300,240
                                                                     ------------
          PROFESSIONAL SPORTS -- 2.1%
            Manchester United PLC, Class A.......     658,000          10,034,500
                                                                     ------------
          RESORT/THEME PARKS -- 6.1%
            Vail Resorts, Inc....................     184,000          29,336,960
                                                                     ------------
          RETAIL-AUTOMOBILE -- 0.5%
            CarMax, Inc.+........................      45,000           2,247,300
                                                                     ------------
          RETAIL-BUILDING PRODUCTS -- 6.6%
            Home Depot, Inc......................     260,938          31,837,046
                                                                     ------------
          RETAIL-RESTAURANTS -- 6.7%
            Chipotle Mexican Grill, Inc.+........      25,344           9,143,101
            Starbucks Corp.......................     433,152          22,987,377
                                                                     ------------
                                                                       32,130,478
                                                                     ------------
          TOTAL LONG-TERM INVESTMENT SECURITIES
             (cost $334,195,056).................                     447,117,098
                                                                     ------------
          SHORT-TERM INVESTMENT SECURITIES -- 6.9%
          TIME DEPOSITS -- 6.9%
            Euro Time Deposit with State Street Bank and Trust Co.
             0.01% due 11/01/2016
             (cost $32,943,000).................. $32,943,000          32,943,000
                                                                     ------------
          TOTAL INVESTMENTS
             (cost $367,138,056)(1)..............        99.7%        480,060,098
          Other assets less liabilities..........         0.3           1,630,922
                                                     -----------     ------------
          NET ASSETS                                    100.0%       $481,691,020
                                                     ===========     ============

--------
+  Non-income producing security
(1)See Note 6 for cost of investments on a tax basis.

ADR - American Depositary Receipt

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2016 (see Note 3):

                                  LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                  --------------------- ----------------- ---------------------- ------------
ASSETS:
Investments at Value:*
Common Stocks....................     $447,117,098         $        --             $--           $447,117,098
Short-Term Investment Securities.               --          32,943,000              --             32,943,000
                                      ------------         -----------             ---           ------------
TOTAL INVESTMENTS AT VALUE.......     $447,117,098         $32,943,000             $--           $480,060,098
                                      ============         ===========             ===           ============

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO PROFILE -- OCTOBER 31, 2016 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 E-Commerce/Products....................  11.4%
                 Medical-HMO............................  10.0
                 Diversified Banking Institutions.......   7.7
                 Internet Content-Entertainment.........   6.3
                 Banks-Super Regional...................   6.2
                 Finance-Credit Card....................   5.7
                 Oil Companies-Integrated...............   5.7
                 E-Services/Consulting..................   5.3
                 Cable/Satellite TV.....................   5.2
                 Aerospace/Defense......................   5.2
                 Retail-Restaurants.....................   5.0
                 Cruise Lines...........................   4.9
                 Retail-Building Products...............   4.8
                 Time Deposits..........................   4.5
                 Building & Construction Products-Misc..   4.3
                 Medical-Generic Drugs..................   3.9
                 Medical-Drugs..........................   3.8
                                                         -----
                 Total Investments......................  99.9
                 Other assets less liabilities..........   0.1
                                                         -----
                 Net Assets............................. 100.0%
                                                         =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016


                                                              VALUE
                   SECURITY DESCRIPTION             SHARES   (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS -- 95.3%
        AEROSPACE/DEFENSE -- 5.2%
          Lockheed Martin Corp..................... 111,928 $27,576,821
                                                            -----------
        BANKS-SUPER REGIONAL -- 6.2%
          US Bancorp............................... 734,959  32,896,765
                                                            -----------
        BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 4.3%
          Owens Corning............................ 461,627  22,518,165
                                                            -----------
        CABLE/SATELLITE TV -- 5.2%
          Comcast Corp., Class A................... 446,267  27,588,226
                                                            -----------
        CRUISE LINES -- 4.9%
          Carnival Corp............................ 529,455  25,996,240
                                                            -----------
        DIVERSIFIED BANKING INSTITUTIONS -- 7.7%
          Citigroup, Inc........................... 369,800  18,175,670
          JPMorgan Chase & Co...................... 322,587  22,342,376
                                                            -----------
                                                             40,518,046
                                                            -----------
        E-COMMERCE/PRODUCTS -- 11.3%
          Alibaba Group Holding, Ltd. ADR+......... 341,623  34,739,643
          Amazon.com, Inc.+........................  32,317  25,524,613
                                                            -----------
                                                             60,264,256
                                                            -----------
        E-SERVICES/CONSULTING -- 5.3%
          CDW Corp................................. 626,161  28,120,890
                                                            -----------
        FINANCE-CREDIT CARD -- 5.7%
          Visa, Inc., Class A...................... 366,768  30,262,028
                                                            -----------
        INTERNET CONTENT-ENTERTAINMENT -- 6.3%
          Facebook, Inc., Class A+................. 251,467  32,939,662
                                                            -----------
        MEDICAL-DRUGS -- 3.8%
          Zoetis, Inc.............................. 416,565  19,911,807
                                                            -----------
        MEDICAL-GENERIC DRUGS -- 3.9%
          Teva Pharmaceutical Industries, Ltd. ADR. 474,991  20,301,115
                                                            -----------

                                                 SHARES/
                                                PRINCIPAL      VALUE
               SECURITY DESCRIPTION              AMOUNT       (NOTE 3)
       ----------------------------------------------------------------
       MEDICAL-HMO -- 10.0%
         Humana, Inc..........................     155,827  $ 26,729,005
         UnitedHealth Group, Inc..............     185,256    26,182,231
                                                            ------------
                                                              52,911,236
                                                            ------------
       OIL COMPANIES-INTEGRATED -- 5.7%
         Suncor Energy, Inc...................   1,004,431    30,153,019
                                                            ------------
       RETAIL-BUILDING PRODUCTS -- 4.8%
         Home Depot, Inc......................     205,715    25,099,287
                                                            ------------
       RETAIL-RESTAURANTS -- 5.0%
         Chipotle Mexican Grill, Inc.+........      20,246     7,303,947
         Starbucks Corp.......................     358,770    19,039,924
                                                            ------------
                                                              26,343,871
                                                            ------------
       TOTAL LONG-TERM INVESTMENT SECURITIES
          (cost $447,595,926).................               503,401,434
                                                            ------------
       SHORT-TERM INVESTMENT SECURITIES -- 4.5%
       TIME DEPOSITS -- 4.5%
         Euro Time Deposit with State Street
          Bank and Trust Co.
          0.01% due 11/01/2016
          (cost $23,523,000).................. $23,523,000    23,523,000
                                                            ------------
       TOTAL INVESTMENTS
          (cost $471,118,926)(1)..............        99.8%  526,924,434
       Other assets less liabilities..........         0.2       852,515
                                               -----------  ------------
       NET ASSETS                                    100.0% $527,776,949
                                               ===========  ============

--------
+  Non-income producing security
(1)See Note 6 for cost of investments on a tax basis.

ADR-- American Depositary Receipt

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2016 (see Note 3):

                                  LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFCANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                  --------------------- ----------------- --------------------- ------------
ASSETS:
Investments at Value:*
Common Stocks....................     $503,401,434         $        --             $--          $503,401,434
Short-Term Investment Securities.               --          23,523,000              --            23,523,000
                                      ------------         -----------             ---          ------------
TOTAL INVESTMENTS AT VALUE.......     $503,401,434         $23,523,000             $--          $526,924,434
                                      ============         ===========             ===          ============

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO PROFILE -- OCTOBER 31, 2016 -- (unaudited)

INDUSTRY ALLOCATION*

            Domestic Fixed Income Investment Companies......  22.3%
            International Fixed Income Investment Companies.   8.5
            Diversified Banking Institutions................   7.7
            Domestic Equity Investment Companies............   6.7
            Time Deposits...................................   3.1
            Electric-Integrated.............................   3.1
            Insurance-Multi-line............................   3.0
            Real Estate Investment Trusts...................   2.8
            Banks-Super Regional............................   2.2
            Food-Retail.....................................   1.9
            Insurance-Life/Health...........................   1.8
            Domestic Mixed Allocation Investment Companies..   1.8
            Human Resources.................................   1.8
            Banks-Commercial................................   1.6
            Chemicals-Diversified...........................   1.5
            Insurance-Property/Casualty.....................   1.4
            Insurance-Reinsurance...........................   1.4
            Cellular Telecom................................   1.4
            Finance-Other Services..........................   1.3
            Retail-Apparel/Shoe.............................   1.2
            Banks-Money Center..............................   1.1
            Electronic Components-Misc......................   1.1
            Metal-Diversified...............................   1.0
            Building-Residential/Commercial.................   1.0
            Sovereign Agency................................   1.0
            Investment Management/Advisor Services..........   1.0
            Oil Refining & Marketing........................   0.9
            Multimedia......................................   0.9
            Diversified Manufacturing Operations............   0.9
            Telecom Services................................   0.9
            Pipelines.......................................   0.7
            Explosives......................................   0.6
            Insurance-Mutual................................   0.6
            Computers-Memory Devices........................   0.6
            Oil-Field Services..............................   0.6
            Food-Wholesale/Distribution.....................   0.6
            Circuit Boards..................................   0.6
            Real Estate Operations & Development............   0.6
            Computers.......................................   0.6
            Telephone-Integrated............................   0.5
            Agricultural Chemicals..........................   0.5
            Oil Companies-Integrated........................   0.5
            Auto-Cars/Light Trucks..........................   0.5
            Banks-Special Purpose...........................   0.5
            Retail-Regional Department Stores...............   0.5
            Metal Processors & Fabrication..................   0.5
            Miscellaneous Manufacturing.....................   0.5
            Electric-Generation.............................   0.5
            Semiconductor Components-Integrated Circuits....   0.5
            Aerospace/Defense...............................   0.4
            Private Equity..................................   0.4
            Agricultural Operations.........................   0.4
            Airlines........................................   0.4
            Banks-Fiduciary.................................   0.3
            Networking Products.............................   0.3
            Savings & Loans/Thrifts.........................   0.2
            Finance-Investment Banker/Broker................   0.2
            E-Commerce/Products.............................   0.1
                                                             -----
            Total Investments...............................  99.5
            Other assets less liabilities...................   0.5
                                                             -----
            Net Assets...................................... 100.0%
                                                             =====

--------
*  Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016

                                                             VALUE
                    SECURITY DESCRIPTION            SHARES  (NOTE 3)
           ---------------------------------------------------------
           COMMON STOCKS -- 25.7%
           AEROSPACE/DEFENSE -- 0.4%
             BAE Systems PLC.......................  17,407 $115,586
                                                            --------
           AGRICULTURAL CHEMICALS -- 0.5%
             Yara International ASA................   3,886  137,335
                                                            --------
           AIRLINES -- 0.4%
             easyJet PLC...........................   8,787  100,777
                                                            --------
           AUTO-CARS/LIGHT TRUCKS -- 0.5%
             Fuji Heavy Industries, Ltd............   3,500  136,636
                                                            --------
           BUILDING-RESIDENTIAL/COMMERCIAL -- 1.0%
             Berkeley Group Holdings PLC...........   3,986  115,093
             Persimmon PLC.........................   6,965  144,416
                                                            --------
                                                             259,509
                                                            --------
           CELLULAR TELECOM -- 1.4%
             Advanced Info Service PCL.............  26,800  117,545
             America Movil SAB de CV, Series L..... 197,685  130,946
             MTN Group, Ltd........................  12,506  107,932
                                                            --------
                                                             356,423
                                                            --------
           CHEMICALS-DIVERSIFIED -- 1.5%
             Evonik Industries AG..................   4,158  129,904
             K+S AG................................   6,057  122,542
             LyondellBasell Industries NV, Class A.   1,679  133,565
                                                            --------
                                                             386,011
                                                            --------
           CIRCUIT BOARDS -- 0.6%
             Zhen Ding Technology Holding, Ltd.....  66,000  150,373
                                                            --------
           COMPUTERS -- 0.6%
             HP, Inc...............................   9,827  142,393
                                                            --------
           COMPUTERS-MEMORY DEVICES -- 0.6%
             Western Digital Corp..................   2,666  155,801
                                                            --------
           ELECTRIC-GENERATION -- 0.5%
             Huaneng Power International, Inc...... 196,000  120,549
                                                            --------
           ELECTRONIC COMPONENTS-MISC. -- 1.1%
             Hon Hai Precision Industry Co., Ltd...  51,420  138,988
             Pegatron Corp.........................  56,000  150,836
                                                            --------
                                                             289,824
                                                            --------
           EXPLOSIVES -- 0.6%
             Orica, Ltd............................  12,854  159,284
                                                            --------
           FINANCE-OTHER SERVICES -- 1.1%
             ASX, Ltd..............................   3,507  125,732
             Japan Exchange Group, Inc.............  10,300  153,513
                                                            --------
                                                             279,245
                                                            --------
           FOOD-RETAIL -- 1.9%
             Casino Guichard Perrachon SA..........   2,244  111,664
             METRO AG..............................   4,060  121,628
             Wesfarmers, Ltd.......................   4,078  127,218
             Woolworths, Ltd.......................   7,860  141,406
                                                            --------
                                                             501,916
                                                            --------
           FOOD-WHOLESALE/DISTRIBUTION -- 0.6%
             Bidvest Group, Ltd....................  12,384  153,756
                                                            --------

                                                                 VALUE
                    SECURITY DESCRIPTION               SHARES   (NOTE 3)
       ------------------------------------------------------------------
       HUMAN RESOURCES -- 1.8%
         Adecco Group AG..............................   2,526 $  150,225
         ManpowerGroup, Inc...........................   1,975    151,680
         Randstad Holding NV..........................   3,264    168,099
                                                               ----------
                                                                  470,004
                                                               ----------
       INSURANCE-MULTI-LINE -- 1.2%
         BB Seguridade Participacoes SA...............  14,818    149,201
         Mapfre SA....................................  57,179    169,914
                                                               ----------
                                                                  319,115
                                                               ----------
       INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 0.5%
         Aberdeen Asset Management PLC................  33,789    132,428
                                                               ----------
       METAL PROCESSORS & FABRICATION -- 0.5%
         Catcher Technology Co., Ltd..................  16,000    125,485
                                                               ----------
       METAL-DIVERSIFIED -- 1.0%
         MMC Norilsk Nickel PJSC ADR..................   8,753    132,477
         Rio Tinto, Ltd...............................   3,393    139,841
                                                               ----------
                                                                  272,318
                                                               ----------
       MISCELLANEOUS MANUFACTURING -- 0.5%
         CRRC Corp., Ltd.............................. 134,840    122,399
                                                               ----------
       MULTIMEDIA -- 0.9%
         Viacom, Inc., Class B........................   2,963    111,291
         Vivendi SA...................................   6,471    130,847
                                                               ----------
                                                                  242,138
                                                               ----------
       NETWORKING PRODUCTS -- 0.3%
         Telefonaktiebolaget LM Ericsson, Class B.....  16,273     78,769
                                                               ----------
       OIL COMPANIES-INTEGRATED -- 0.5%
         Lukoil PJSC ADR..............................   2,819    137,032
                                                               ----------
       OIL REFINING & MARKETING -- 0.9%
         HollyFrontier Corp...........................   5,235    130,613
         Tupras Turkiye Petrol Rafinerileri AS........   5,543    112,947
                                                               ----------
                                                                  243,560
                                                               ----------
       OIL-FIELD SERVICES -- 0.6%
         Technip SA...................................   2,321    153,943
                                                               ----------
       REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.6%
         China Vanke Co., Ltd.........................  57,100    149,458
                                                               ----------
       RETAIL-APPAREL/SHOE -- 1.2%
         Gap, Inc.....................................   5,729    158,063
         HUGO BOSS AG.................................   2,308    144,948
                                                               ----------
                                                                  303,011
                                                               ----------
       RETAIL-REGIONAL DEPARTMENT STORES -- 0.5%
         Macy's, Inc..................................   3,654    133,334
                                                               ----------
       SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.5%
         Novatek Microelectronics Corp................  32,000    120,162
                                                               ----------
       TELECOM SERVICES -- 0.5%
         Telenor ASA..................................   7,399    117,759
                                                               ----------
       TELEPHONE-INTEGRATED -- 0.4%
         CenturyLink, Inc.............................   4,182    111,158
                                                               ----------
       TOTAL COMMON STOCKS
          (cost $6,407,882)................................     6,677,491
                                                               ----------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
           ---------------------------------------------------------
           PREFERRED SECURITIES -- 12.7%
           AGRICULTURAL OPERATIONS -- 0.4%
             CHS, Inc.
              Series 4
              7.50%................................. 3,456  $101,088
                                                            --------
           BANKS-COMMERCIAL -- 0.5%
             Barclays Bank PLC
              Series 5
              8.13%................................. 1,150    29,946
             First Republic Bank
              5.50%.................................   284     7,421
             ING Groep NV
              7.20%................................. 1,700    43,979
             Regions Financial Corp. FRS
              Series B
              6.38%................................. 1,391    40,019
                                                            --------
                                                             121,365
                                                            --------
           BANKS-FIDUCIARY -- 0.2%
             State Street Corp. FRS
              Series G
              5.35%................................. 2,014    53,915
                                                            --------
           BANKS-MONEY CENTER -- 0.1%
             National Westminster Bank PLC
              Series C
              7.76%................................. 1,424    36,668
                                                            --------
           BANKS-SPECIAL PURPOSE -- 0.5%
             AgriBank FCB FRS
              6.88%................................. 1,250   134,453
                                                            --------
           BANKS-SUPER REGIONAL -- 0.8%
             Huntington Bancshares, Inc.
              6.25%................................. 2,919    78,112
             Wells Fargo & Co.
              5.70%................................. 2,044    52,633
             Wells Fargo & Co. FRS
              5.85%................................. 2,975    79,254
                                                            --------
                                                             209,999
                                                            --------
           DIVERSIFIED BANKING INSTITUTIONS -- 1.9%
             Bank of America Corp.
              Series EE
              6.00%................................. 2,400    62,400
             Bank of America Corp.
              Series CC
              6.20%................................. 2,000    52,080
             Bank of America Corp.
              Series Y
              6.50%.................................   911    24,497
             Citigroup, Inc.
              Series S
              6.30%................................. 2,083    55,220
             Citigroup, Inc. FRS
              Series J
              7.13%................................. 2,395    68,306
             GMAC Capital Trust I FRS
              Series 2
              6.60%................................. 2,000    51,060

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 3)
         -------------------------------------------------------------
         DIVERSIFIED BANKING INSTITUTIONS (CONTINUED)
           JPMorgan Chase & Co.
            Series Y
            6.13%..................................... 1,326  $ 35,616
           Morgan Stanley FRS
            Series I
            6.38%..................................... 2,672    73,747
           Morgan Stanley FRS
            Series F
            6.88%..................................... 2,343    68,088
                                                              --------
                                                               491,014
                                                              --------
         E-COMMERCE/PRODUCTS -- 0.1%
           eBay, Inc.
            6.00%..................................... 1,200    31,860
                                                              --------
         ELECTRIC-INTEGRATED -- 1.4%
           Dominion Resources, Inc.
            5.25%..................................... 1,094    27,273
           DTE Energy Co
            5.38%.....................................   999    25,235
           Integrys Holding, Inc. FRS
            6.00%..................................... 3,928   105,565
           NextEra Energy Capital Holdings, Inc.
            5.25%..................................... 1,200    30,168
           SCE Trust IV FRS
            Series J
            5.38%..................................... 1,000    27,860
           SCE Trust V FRS
            5.45%..................................... 1,493    42,103
           Southern Co.
            6.25%..................................... 3,600    96,156
                                                              --------
                                                               354,360
                                                              --------
         FINANCE-INVESTMENT BANKER/BROKER -- 0.2%
           Charles Schwab Corp.
            5.95%..................................... 1,561    42,256
           Stifel Financial Corp.
            Series A
            6.25......................................   662    17,795
                                                              --------
                                                                60,051
                                                              --------
         INSURANCE-MULTI-LINE -- 0.3%
           Aegon NV
            6.50%..................................... 1,610    41,747
           American Financial Group, Inc.
            6.00%..................................... 1,357    36,368
                                                              --------
                                                                78,115
                                                              --------
         INSURANCE-PROPERTY/CASUALTY -- 0.6%
           Arch Capital Group, Ltd.
            5.25%..................................... 1,925    46,931
           Hanover Insurance Group, Inc.
            6.35%.....................................   651    16,750
           WR Berkley Corp.
            5.75%..................................... 3,913   100,721
                                                              --------
                                                               164,402
                                                              --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                                VALUE
                     SECURITY DESCRIPTION               SHARES (NOTE 3)
        ---------------------------------------------------------------
        PREFERRED SECURITIES (CONTINUED)
        INSURANCE-REINSURANCE -- 0.6%
          Aspen Insurance Holdings, Ltd.
           5.63%....................................... 1,725  $ 44,108
          Endurance Specialty Holdings, Ltd.
           Series C
           6.35%....................................... 1,127    30,023
          Reinsurance Group of America, Inc. FRS
           5.75%....................................... 1,100    31,548
          Validus Holdings, Ltd.
           Series A
           5.88........................................ 1,700    43,095
                                                               --------
                                                                148,774
                                                               --------
        INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 0.5%
          Ares Management LP
           7.00%....................................... 2,800    72,604
          Legg Mason, Inc.
           5.45%....................................... 1,800    44,802
                                                               --------
                                                                117,406
                                                               --------
        PRIVATE EQUITY -- 0.4%
          KKR & Co. LP
           Series B
           6.50%....................................... 4,000   106,680
                                                               --------
        REAL ESTATE INVESTMENT TRUSTS -- 2.8%
          American Homes 4 Rent
           Series E
           6.35%....................................... 2,500    65,450
          Cedar Realty Trust, Inc.
           Series B
           7.25%.......................................   700    17,990
          Chesapeake Lodging Trust
           Series A
           7.75%....................................... 1,000    25,890
          CoreSite Realty Corp.
           Series A
           7.25%....................................... 1,400    36,372
          DDR Corp.
           6.25%....................................... 3,268    83,988
          DDR Corp.
           Series J
           6.50%....................................... 1,000    25,700
          National Retail Properties, Inc.
           Series F
           5.20%....................................... 1,975    48,585
          Pennsylvania Real Estate Investment Trust
           Series A
           8.25%....................................... 1,450    37,192
          Public Storage
           Series E
           4.90%....................................... 2,000    48,480
          Retail Properties of America, Inc.
           Series A
           7.00%....................................... 1,000    25,930
          Sabra Health Care REIT, Inc.
           Series A
           7.13%....................................... 2,000    52,480

                                                              VALUE
                   SECURITY DESCRIPTION             SHARES   (NOTE 3)
         -------------------------------------------------------------
         REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
           Saul Centers, Inc.
            Series C
            6.88%..................................     820 $   21,632
           Summit Hotel Properties, Inc.
            Series B
            7.88%..................................     800     21,360
           Taubman Centers, Inc.
            Series K
            6.25%..................................   2,160     55,836
           Urstadt Biddle Properties, Inc.
            Series F
            7.13%..................................   1,600     41,664
           VEREIT, Inc.
            Series F
            6.70%..................................   4,255    114,119
                                                            ----------
                                                               722,668
                                                            ----------
         SAVINGS & LOANS/THRIFTS -- 0.2%
           People's United Financial, Inc. FRS
            Series A
            5.63%..................................   2,500     65,250
                                                            ----------
         SOVEREIGN AGENCY -- 1.0%
           Farm Credit Bank of Texas FRS
            6.75%..................................   1,200    129,638
           Farm Credit Bank of Texas
            10.00%.................................     100    122,000
                                                            ----------
                                                               251,638
                                                            ----------
         TELECOM SERVICES -- 0.2%
           Qwest Corp.
            6.50%..................................   1,975     50,244
                                                            ----------
         TOTAL PREFERRED SECURITIES
            (cost $3,073,195)...........................     3,299,950
                                                            ----------
         PREFERRED SECURITIES/CAPITAL SECURITIES -- 18.3%
         BANKS-COMMERCIAL -- 1.1%
           CoBank ACB FRS
            Series I
            6.25% due 10/01/2026(1)................  66,000     71,385
           M&T Bank Corp. FRS
            5.13% due 11/01/2026(1)................  41,000     41,307
           Rabobank Nederland FRS
            11.00% due 06/30/2019*(1).............. 150,000    180,735
                                                            ----------
                                                               293,427
                                                            ----------
         BANKS-FIDUCIARY -- 0.1%
           Bank of New York Mellon Corp. FRS
            4.63% due 09/20/2026(1)................  35,000     34,171
                                                            ----------
         BANKS-MONEY CENTER -- 1.0%
           Dresdner Funding Trust I
            8.15% due 06/30/2031*.................. 100,000    118,875
           HSBC Capital Funding LP FRS
            10.18% due 06/30/2030*(1)..............  95,000    143,450
                                                            ----------
                                                               262,325
                                                            ----------
         BANKS-SUPER REGIONAL -- 1.4%
           PNC Financial Services Group, Inc. FRS
            6.75% due 08/01/2021(1)................  75,000     83,250

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                                      VALUE
                   SECURITY DESCRIPTION                     SHARES   (NOTE 3)
 ----------------------------------------------------------------------------
 PREFERRED SECURITIES/CAPITAL SECURITIES (CONTINUED)
 BANKS-SUPER REGIONAL (CONTINUED)
   Wells Fargo & Co. FRS
    Series U
    5.88% due 06/15/2025(1)................................ 125,000 $  134,297
   Wells Fargo & Co. FRS
    Series K
    7.98% due 03/15/2018(1)................................ 135,000    140,737
                                                                    ----------
                                                                       358,284
                                                                    ----------
 DIVERSIFIED BANKING INSTITUTIONS -- 5.8%
   Bank of America Corp. FRS
    6.30% due 03/10/2026(1)................................ 100,000    109,115
   Bank of America Corp. FRS
    Series Z
    6.50% due 10/23/2024(1)................................ 145,000    157,325
   Citigroup, Inc. FRS
    6.13% due 11/15/2020(1)................................  45,000     47,043
   Citigroup, Inc. FRS
    Series T
    6.25% due 08/15/2026(1)................................ 150,000    161,497
   Credit Agricole SA VRS
    8.13% due 12/23/2025*(1)............................... 200,000    214,768
   Goldman Sachs Capital I
    6.35% due 02/15/2034...................................  21,000     25,327
   JPMorgan Chase & Co. FRS
    Series S
    6.75% due 02/01/2024(1)................................ 150,000    166,500
   JPMorgan Chase & Co. FRS
    Series 1
    7.90% due 04/30/2018(1)................................ 160,000    164,920
   Royal Bank of Scotland Group PLC FRS
    7.65% due 09/30/2031(1)................................  45,000     53,213
   Royal Bank of Scotland Group PLC VRS
    8.63% due 08/15/2021(1)................................ 200,000    199,000
   UBS Group AG VRS
    7.13% due 02/19/2020(1)................................ 200,000    204,750
                                                                    ----------
                                                                     1,503,458
                                                                    ----------
 DIVERSIFIED MANUFACTURING OPERATIONS -- 0.9%
   General Electric Co. FRS
    Series D
    5.00% due 01/21/2021(1)................................ 221,000    234,127
                                                                    ----------
 ELECTRIC-INTEGRATED -- 1.7%
   Emera, Inc. FRS
    6.75% due 06/15/2076................................... 178,000    196,690
   Enel SpA VRS
    8.75% due 09/24/2073*.................................. 200,000    233,400
                                                                    ----------
                                                                       430,090
                                                                    ----------
 FINANCE-OTHER SERVICES -- 0.2%
   National Rural Utilities Cooperative Finance Corp. FRS
    5.25% due 04/20/2046...................................  36,000     38,475
                                                                    ----------
 INSURANCE-LIFE/HEALTH -- 1.8%
   Dai-ichi Life Insurance Co., Ltd. FRS
    7.25% due 07/25/2021*(1)...............................  50,000     59,031
   Nippon Life Insurance Co. VRS
    4.70% due 01/20/2046*.................................. 200,000    214,446

                                                                    VALUE
                   SECURITY DESCRIPTION                   SHARES   (NOTE 3)
    -----------------------------------------------------------------------
    INSURANCE-LIFE/HEALTH (CONTINUED)
      Prudential Financial, Inc. FRS
       5.63% due 06/15/2043.............................. 187,000 $  201,025
                                                                  ----------
                                                                     474,502
                                                                  ----------
    INSURANCE-MULTI-LINE -- 1.4%
      MetLife Capital Trust IV
       7.88% due 12/15/2067*............................. 100,000    128,000
      MetLife Capital Trust X
       9.25% due 04/08/2068*............................. 100,000    145,650
      MetLife, Inc. FRS
       5.25% due 06/15/2020(1)...........................  57,000     58,069
      MetLife, Inc.
       10.75% due 08/01/2069.............................  18,000     29,430
                                                                  ----------
                                                                     361,149
                                                                  ----------
    INSURANCE-MUTUAL -- 0.6%
      Liberty Mutual Group, Inc.
       7.80% due 03/07/2087*............................. 135,000    158,625
                                                                  ----------
    INSURANCE-PROPERTY/CASUALTY -- 0.8%
      QBE Insurance Group, Ltd. VRS
       6.75% due 12/02/2044.............................. 200,000    218,400
                                                                  ----------
    INSURANCE-REINSURANCE -- 0.8%
      Aquarius & Investments PLC for Swiss Reinsurance
       Co., Ltd. VRS
       8.25% due 09/01/2018(1)........................... 200,000    214,394
                                                                  ----------
    PIPELINES -- 0.7%
      Transcanada Trust FRS
       5.88% due 08/15/2076.............................. 178,000    190,460
                                                                  ----------
    TOTAL PREFERRED SECURITIES/CAPITAL SECURITIES
       (cost $4,536,961)......................................     4,771,887
                                                                  ----------
    REGISTERED INVESTMENT COMPANIES -- 39.3%
    DOMESTIC EQUITY INVESTMENT COMPANIES -- 6.7%
      Eaton Vance Tax-Advantaged Dividend Income
       Fund..............................................  22,554    437,322
      Eaton Vance Tax-Managed Diversified Equity Income
       Fund..............................................  34,337    353,328
      First Trust Energy Income and Growth Fund..........   2,171     54,383
      Gabelli Dividend & Income Trust....................  15,967    300,180
      Gabelli Equity Trust, Inc..........................  31,016    163,764
      John Hancock Tax-Advantaged Dividend Income
       Fund..............................................  15,627    372,391
      Tortoise Energy Infrastructure Corp................   1,725     49,801
                                                                  ----------
                                                                   1,731,169
                                                                  ----------
    DOMESTIC FIXED INCOME INVESTMENT COMPANIES -- 22.3%
      AllianzGI Convertible & Income Fund................  34,174    219,055
      AllianzGI Convertible & Income Fund II.............  45,329    257,015
      BlackRock Corporate High Yield Fund, Inc...........  18,335    192,884
      BlackRock Limited Duration Income Trust............   7,420    112,116
      BlackRock Taxable Municipal Bond Trust.............   4,710    107,153
      Calamos Convertible and High Income Fund...........  19,311    202,186
      DoubleLine Income Solutions Fund...................  17,244    323,325
      Eaton Vance Limited Duration Income Fund...........  13,429    178,606
      Eaton Vance Senior Floating-Rate Trust.............   4,966     70,269
      Flaherty & Crumrine Preferred Securities Income
       Fund, Inc.........................................   7,717    156,115

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                        SHARES/
                                                       PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                  AMOUNT    (NOTE 3)
    -----------------------------------------------------------------------
    REGISTERED INVESTMENT COMPANIES (CONTINUED)
    DOMESTIC FIXED INCOME INVESTMENT COMPANIES (CONTINUED)
      Flaherty & Crumrine Total Return Fund, Inc......    6,744  $   140,208
      Franklin Limited Duration Income Trust..........    5,052       60,927
      Guggenheim Taxable Municipal Managed Duration
       Trust..........................................    4,487       99,881
      John Hancock Preferred Income Fund..............    9,168      194,453
      MFS Multimarket Income Trust....................   21,714      129,633
      New America High Income Fund, Inc...............   27,010      243,630
      Nuveen Credit Strategies Income Fund............   46,286      389,728
      Nuveen Floating Rate Income Fund................    4,684       52,227
      Nuveen Floating Rate Income Opportunity Fund....   10,848      123,016
      Nuveen Mortgage Opportunity Term Fund...........    1,521       36,261
      Nuveen Preferred Income Opportunities Fund......   35,900      345,358
      Nuveen Short Duration Credit Opportunities
       Fund...........................................   10,557      174,190
      PIMCO Corporate & Income Opportunity Fund.......   18,930      269,752
      PIMCO Dynamic Credit and Mortgage Income
       Fund...........................................   23,232      472,074
      PIMCO Income Strategy Fund II...................   45,091      424,306
      Pioneer Floating Rate Trust.....................   14,589      172,296
      Pioneer High Income Trust.......................   17,541      176,112
      Wells Fargo Income Opportunities Fund...........   22,011      179,830
      Western Asset Global Corporate Defined
       Opportunity Fund, Inc..........................    9,009      156,667
      Western Asset High Yield Defined Opportunity
       Fund, Inc......................................    9,928      148,920
                                                                 -----------
                                                                   5,808,193
                                                                 -----------
    DOMESTIC MIXED ALLOCATION INVESTMENT COMPANIES -- 1.8%
      Clough Global Opportunities Fund................    4,442       40,156
      Flaherty & Crumrine Dynamic Preferred and
       Income Fund, Inc...............................   17,630      432,464
                                                                 -----------
                                                                     472,620
                                                                 -----------
    INTERNATIONAL FIXED INCOME INVESTMENT COMPANIES -- 8.5%
      AllianceBernstein Global High Income Fund,
       Inc............................................   14,615      182,103
      First Trust Aberdeen Global Opportunity Income
       Fund...........................................   13,782      157,942
      Legg Mason BW Global Income Opportunities
       Fund, Inc......................................   22,807      295,122
      Nuveen Preferred & Income Term Fund.............   13,865      333,176
      PIMCO Dynamic Income Fund.......................   13,947      401,674
      PIMCO Income Opportunity Fund...................   18,031      410,205
      Stone Harbor Emerging Markets Income Fund.......    3,534       53,434
      Wells Fargo Multi-Sector Income Fund............   17,489      221,411
      Western Asset Global High Income Fund, Inc......   15,580      154,398
                                                                 -----------
                                                                   2,209,465
                                                                 -----------
    TOTAL REGISTERED INVESTMENT COMPANIES
       (cost $10,967,912).............................            10,221,447
                                                                 -----------
    U.S. CORPORATE BONDS & NOTES -- 0.3%
    TELECOM SERVICES -- 0.2%
      Embarq Corp.
       Senior Notes
       8.00% due 06/01/2036...........................  $40,000       40,600
                                                                 -----------

                                                  PRINCIPAL   VALUE
                  SECURITY DESCRIPTION             AMOUNT    (NOTE 3)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        TELEPHONE-INTEGRATED -- 0.1%
          Citizens Communications Co.
           Senior Notes
           9.00% due 08/15/2031.................. $ 41,000  $    35,670
                                                            -----------
        TOTAL U.S. CORPORATE BONDS & NOTES
           (cost $81,130)........................                76,270
                                                            -----------
        FOREIGN CORPORATE BONDS & NOTES -- 0.1%
        INSURANCE-MULTI-LINE -- 0.1%
          AXA SA
           Sub. Notes
           8.60% due 12/15/2030
           (cost $33,544)........................   25,000       35,125
                                                            -----------
        TOTAL LONG-TERM INVESTMENT SECURITIES
           (cost $25,100,624)....................            25,082,170
                                                            -----------
        SHORT-TERM INVESTMENT SECURITIES -- 3.1%
        TIME DEPOSITS -- 3.1%
          Euro Time Deposit with State Street
           Bank and Trust Co.
           0.01% due 11/01/2016
           (cost $806,000).......................  806,000      806,000
                                                            -----------
        TOTAL INVESTMENTS
           (cost $25,906,624)(2).................     99.5%  25,888,170
        Other assets less liabilities............      0.5      118,478
                                                  --------  -----------
        NET ASSETS                                   100.0% $26,006,648
                                                  ========  ===========

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2016, the aggregate value of these securities was $1,596,980 representing 6.1% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)Perpetual maturity--maturity date reflects the next call date.
(2)See Note 6 for cost of investments on a tax basis.

ADR -- American Depositary Receipt
FRS -- Floating Rate Security
VRS -- Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at October 31, 2016 and unless noted otherwise, the dates shown are the original maturity dates.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2016 (see Note 3):

                                         LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                             QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                         --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks...........................      $ 6,677,491         $       --              $--           $ 6,677,491
Preferred Securities:
   Banks-Special Purpose................               --            134,453               --               134,453
   Sovereign Agency.....................               --            251,638               --               251,638
   Other industries.....................        2,913,859                 --               --             2,913,859
Preferred Securities/Capital Securities.               --          4,771,887               --             4,771,887
Registered Investment Companies.........       10,221,447                 --               --            10,221,447
U.S. Corporate Bonds & Notes............               --             76,270               --                76,270
Foreign Corporate Bonds & Notes.........               --             35,125               --                35,125
Short-Term Investment Securities........               --            806,000               --               806,000
                                              -----------         ----------              ---           -----------
TOTAL INVESTMENTS AT VALUE..............      $19,812,797         $6,075,373              $--           $25,888,170
                                              ===========         ==========              ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $264,091 were transferred from Level 1 to Level 2 due to an exchange price not being available at October 31, 2016. There were no additional material transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2016 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                Banks-Commercial.......................... 6.3%
                Medical-Drugs............................. 3.9
                Real Estate Investment Trusts............. 3.9
                Medical-Biomedical/Gene................... 3.4
                Electronic Components-Semiconductors...... 3.0
                Consulting Services....................... 2.4
                Exchange-Traded Funds..................... 1.9
                Enterprise Software/Service............... 1.8
                Investment Management/Advisor Services.... 1.8
                Telecom Services.......................... 1.8
                Retail-Restaurants........................ 1.7
                Human Resources........................... 1.6
                Oil Companies-Exploration & Production.... 1.6
                Savings & Loans/Thrifts................... 1.6
                Commercial Services....................... 1.4
                Electronic Components-Misc................ 1.4
                Building-Mobile Home/Manufactured Housing. 1.3
                Computer Services......................... 1.3
                Telecom Equipment-Fiber Optics............ 1.3
                Paper & Related Products.................. 1.2
                Therapeutics.............................. 1.2
                Applications Software..................... 1.2
                Hazardous Waste Disposal.................. 1.2
                Diversified Manufacturing Operations...... 1.1
                Medical Products.......................... 1.1
                Engineering/R&D Services.................. 1.1
                Computer Software......................... 1.1
                Auto/Truck Parts & Equipment-Replacement.. 1.1
                Medical Instruments....................... 1.0
                Insurance-Property/Casualty............... 1.0
                Networking Products....................... 0.9
                Semiconductor Equipment................... 0.9
                Building-Residential/Commercial........... 0.9
                Diagnostic Equipment...................... 0.8
                Internet Telephone........................ 0.8
                Machinery-General Industrial.............. 0.8
                Physical Therapy/Rehabilitation Centers... 0.8
                Electric-Integrated....................... 0.8
                Computers-Integrated Systems.............. 0.8
                Internet Content-Information/News......... 0.8
                Metal Processors & Fabrication............ 0.8
                Veterinary Diagnostics.................... 0.7
                Chemicals-Specialty....................... 0.7
                Web Portals/ISP........................... 0.7
                Building-Heavy Construction............... 0.7
                Communications Software................... 0.7
                Oil Field Machinery & Equipment........... 0.7
                Wire & Cable Products..................... 0.7
                Food-Dairy Products....................... 0.7
                Transport-Truck........................... 0.7
                Building Products-Doors & Windows......... 0.6
                Computer Aided Design..................... 0.6
                Computers-Periphery Equipment............. 0.6
                Time Deposits............................. 0.6
                Internet Connectivity Services............ 0.6
                Medical-Generic Drugs..................... 0.6
                Chemicals-Diversified..................... 0.6
                Textile-Apparel........................... 0.6
                Protection/Safety......................... 0.6
                MRI/Medical Diagnostic Imaging............ 0.6
                Gas-Distribution.......................... 0.6
                E-Commerce/Products....................... 0.6

               Audio/Video Products......................... 0.5%
               Insurance Brokers............................ 0.5
               Respiratory Products......................... 0.5
               Retail-Apparel/Shoe.......................... 0.5
               Medical Imaging Systems...................... 0.5
               Food-Wholesale/Distribution.................. 0.5
               Athletic Equipment........................... 0.4
               Transport-Services........................... 0.4
               Building & Construction Products-Misc........ 0.4
               Food-Misc./Diversified....................... 0.4
               Auto/Truck Parts & Equipment-Original........ 0.4
               Aerospace/Defense-Equipment.................. 0.4
               Oil-Field Services........................... 0.3
               Distribution/Wholesale....................... 0.3
               Finance-Investment Banker/Broker............. 0.3
               Data Processing/Management................... 0.3
               Schools...................................... 0.3
               Semiconductor Components-Integrated Circuits. 0.3
               Insurance-Life/Health........................ 0.2
               Wireless Equipment........................... 0.2
               Aerospace/Defense............................ 0.2
               Commercial Services-Finance.................. 0.2
               Transport-Marine............................. 0.2
               Multimedia................................... 0.2
               Office Furnishings-Original.................. 0.2
               Financial Guarantee Insurance................ 0.2
               Footwear & Related Apparel................... 0.2
               E-Commerce/Services.......................... 0.2
               Airlines..................................... 0.2
               Medical-Outpatient/Home Medical.............. 0.2
               Finance-Mortgage Loan/Banker................. 0.2
               Printing-Commercial.......................... 0.2
               Retail-Misc./Diversified..................... 0.2
               Insurance-Multi-line......................... 0.2
               Energy-Alternate Sources..................... 0.2
               Retail-Automobile............................ 0.2
               Drug Delivery Systems........................ 0.2
               Power Converter/Supply Equipment............. 0.2
               Insurance-Reinsurance........................ 0.2
               Water........................................ 0.2
               Independent Power Producers.................. 0.2
               Broadcast Services/Program................... 0.2
               Finance-Consumer Loans....................... 0.2
               Lasers-System/Components..................... 0.2
               Research & Development....................... 0.1
               Steel-Producers.............................. 0.1
               Instruments-Controls......................... 0.1
               Consumer Products-Misc....................... 0.1
               Transactional Software....................... 0.1
               Electronic Measurement Instruments........... 0.1
               Retail-Discount.............................. 0.1
               Home Furnishings............................. 0.1
               Miscellaneous Manufacturing.................. 0.1
               Medical-HMO.................................. 0.1
               Real Estate Operations & Development......... 0.1
               Hotels/Motels................................ 0.1
               Patient Monitoring Equipment................. 0.1
               Machinery-Construction & Mining.............. 0.1
               Oil Refining & Marketing..................... 0.1
               Finance-Other Services....................... 0.1
               Racetracks................................... 0.1
               Medical-Hospitals............................ 0.1
               Entertainment Software....................... 0.1

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2016 -- (UNAUDITED) (CONTINUED)

INDUSTRY ALLOCATION* (CONTINUED)

                  Medical Information Systems............ 0.1%
                  Cosmetics & Toiletries................. 0.1
                  Electric Products-Misc................. 0.1
                  Telecommunication Equipment............ 0.1
                  Linen Supply & Related Items........... 0.1
                  Security Services...................... 0.1
                  Diversified Minerals................... 0.1
                  Chemicals-Plastics..................... 0.1
                  Building & Construction-Misc........... 0.1
                  Telephone-Integrated................... 0.1
                  Internet Application Software.......... 0.1
                  Web Hosting/Design..................... 0.1
                  Tobacco................................ 0.1
                  Containers-Paper/Plastic............... 0.1
                  Disposable Medical Products............ 0.1
                  Satellite Telecom...................... 0.1
                  Apparel Manufacturers.................. 0.1
                  Steel Pipe & Tube...................... 0.1
                  Electronic Design Automation........... 0.1
                  Industrial Audio & Video Products...... 0.1
                  Rental Auto/Equipment.................. 0.1
                  Filtration/Separation Products......... 0.1
                  Transport-Equipment & Leasing.......... 0.1
                  Rubber/Plastic Products................ 0.1
                  Batteries/Battery Systems.............. 0.1
                  Publishing-Newspapers.................. 0.1
                  Food-Retail............................ 0.1
                  Electronic Parts Distribution.......... 0.1
                  Building Products-Cement............... 0.1
                  Real Estate Management/Services........ 0.1
                  Publishing-Books....................... 0.1
                  Firearms & Ammunition.................. 0.1
                  Machine Tools & Related Products....... 0.1
                  Computers-Other........................ 0.1
                  Gambling (Non-Hotel)................... 0.1
                  E-Marketing/Info....................... 0.1
                  Theaters............................... 0.1
                  Medical-Nursing Homes.................. 0.1
                  Building Products-Wood................. 0.1
                  Metal Products-Distribution............ 0.1
                  Television............................. 0.1
                  Machinery-Electrical................... 0.1
                  Environmental Consulting & Engineering. 0.1
                  Resorts/Theme Parks.................... 0.1
                  Silver Mining.......................... 0.1
                  Casino Hotels.......................... 0.1
                  Funeral Services & Related Items....... 0.1
                  Building-Maintenance & Services........ 0.1
                  Lighting Products & Systems............ 0.1
                  Rubber-Tires........................... 0.1
                  Medical-Wholesale Drug Distribution.... 0.1
                  Retail-Building Products............... 0.1
                  Internet Security...................... 0.1
                  Retail-Home Furnishings................ 0.1
                  Auction Houses/Art Dealers............. 0.1
                  Optical Recognition Equipment.......... 0.1
                  Vitamins & Nutrition Products.......... 0.1
                  Finance-Credit Card.................... 0.1
                  Storage/Warehousing.................... 0.1
                  Environmental Monitoring & Detection... 0.1
                  Retail-Sporting Goods.................. 0.1

                     Poultry.......................   0.1%
                     Diversified Operations........   0.1
                     Health Care Cost Containment..   0.1
                     Machinery-Pumps...............   0.1
                     Retail-Office Supplies........   0.1
                                                    -----
                     Total Investments.............  99.2
                     Other assets less liabilities.   0.8
                                                    -----
                     Net Assets.................... 100.0%
                                                    =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 3)
         -------------------------------------------------------------
         COMMON STOCKS -- 96.7%
         ADVERTISING AGENCIES -- 0.0%
           MDC Partners, Inc., Class A................  610   $  5,155
                                                              --------
         ADVERTISING SERVICES -- 0.0%
           Marchex, Inc., Class B+....................  397      1,000
                                                              --------
         AEROSPACE/DEFENSE -- 0.2%
           Aerovironment, Inc.+.......................  243      5,830
           Cubic Corp.................................  298     12,725
           Esterline Technologies Corp.+..............  352     25,854
           Kratos Defense & Security Solutions, Inc.+.  552      3,102
           National Presto Industries, Inc............   58      5,060
           Teledyne Technologies, Inc.+...............  407     43,826
                                                              --------
                                                                96,397
                                                              --------
         AEROSPACE/DEFENSE-EQUIPMENT -- 0.4%
           AAR Corp...................................  393     12,643
           Aerojet Rocketdyne Holdings, Inc.+.........  708     12,461
           Astronics Corp.+...........................  230      8,514
           Astronics Corp., Class B+..................   59      2,198
           Curtiss-Wright Corp........................  527     47,230
           Ducommun, Inc.+............................  122      2,323
           Kaman Corp.................................  318     13,884
           KLX, Inc.+.................................  628     21,616
           Moog, Inc., Class A+.......................  379     22,008
           Triumph Group, Inc.........................  586     13,888
                                                              --------
                                                               156,765
                                                              --------
         AGRICULTURAL OPERATIONS -- 0.0%
           Alico, Inc.................................   40      1,046
           Andersons, Inc.............................  318     12,100
           Limoneira Co...............................  138      2,717
           Tejon Ranch Co.+...........................  164      3,664
                                                              --------
                                                                19,527
                                                              --------
         AIRLINES -- 0.2%
           Allegiant Travel Co........................  156     21,512
           Hawaiian Holdings, Inc.+...................  627     28,231
           SkyWest, Inc...............................  597     18,000
           Virgin America, Inc.+......................  230     12,500
                                                              --------
                                                                80,243
                                                              --------
         APPAREL MANUFACTURERS -- 0.1%
           Columbia Sportswear Co.....................  320     18,125
           Delta Apparel, Inc.+.......................   83      1,369
           Oxford Industries, Inc.....................  179     11,227
           Sequential Brands Group, Inc.+.............  466      3,355
           Superior Uniform Group, Inc................   95      1,690
           Vince Holding Corp.+.......................  257      1,401
                                                              --------
                                                                37,167
                                                              --------
         APPLIANCES -- 0.0%
           iRobot Corp.+..............................  318     16,123
                                                              --------
         APPLICATIONS SOFTWARE -- 1.2%
           Appfolio, Inc.+ Class A....................   89      1,696
           Brightcove, Inc.+..........................  356      3,969
           Callidus Software, Inc.+...................  662     12,082
           Cvent, Inc.+...............................  358     11,177
           Ebix, Inc..................................  298     16,688
           Five9, Inc.+...............................  393      5,628
           HubSpot, Inc.+.............................  342     17,938

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ----------------------------------------------------------------
        APPLICATIONS SOFTWARE (CONTINUED)
          inContact, Inc.+..............................    698 $  9,709
          Jive Software, Inc.+..........................    687    2,714
          MINDBODY, Inc., Class A+......................    170    3,519
          New Relic, Inc.+..............................    260    9,477
          Park City Group, Inc.+........................    153    2,012
          Paycom Software, Inc.+........................    523   27,055
          PDF Solutions, Inc.+.......................... 16,175  319,456
          Progress Software Corp.+......................    596   16,038
          RealPage, Inc.+...............................    642   17,462
          Tangoe, Inc.+.................................    328    2,814
          Verint Systems, Inc.+.........................    738   26,568
                                                                --------
                                                                 506,002
                                                                --------
        ATHLETIC EQUIPMENT -- 0.4%
          Nautilus, Inc.+............................... 10,884  191,558
          Performance Sports Group, Ltd.+(2)(3).........    454    1,580
                                                                --------
                                                                 193,138
                                                                --------
        AUCTION HOUSES/ART DEALERS -- 0.1%
          B. Riley Financial, Inc.......................    109    1,395
          Sotheby's.....................................    623   22,353
                                                                --------
                                                                  23,748
                                                                --------
        AUDIO/VIDEO PRODUCTS -- 0.5%
          Daktronics, Inc...............................    436    3,641
          DTS, Inc......................................    206    8,724
          Universal Electronics, Inc.+..................  3,176  222,796
                                                                --------
                                                                 235,161
                                                                --------
        AUTO REPAIR CENTERS -- 0.0%
          Monro Muffler Brake, Inc......................    373   20,515
                                                                --------
        AUTO-HEAVY DUTY TRUCKS -- 0.0%
          Blue Bird Corp.+..............................     63      929
          Navistar International Corp.+.................    589   13,135
          Workhorse Group, Inc.+........................    135      896
                                                                --------
                                                                  14,960
                                                                --------
        AUTO-TRUCK TRAILERS -- 0.0%
          Wabash National Corp.+........................    768    8,640
                                                                --------
        AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.4%
          American Axle & Manufacturing Holdings, Inc.+.    913   16,361
          Cooper-Standard Holding, Inc.+................    176   16,064
          Dana, Inc.....................................  1,776   27,492
          Federal-Mogul Holdings Corp.+.................    365    3,380
          Gentherm, Inc.+...............................    434   12,217
          Horizon Global Corp.+.........................    217    4,349
          Meritor, Inc.+................................  1,032   10,609
          Metaldyne Performance Group, Inc..............    178    2,750
          Miller Industries, Inc........................    130    2,854
          Modine Manufacturing Co.+.....................    559    6,121
          Spartan Motors, Inc...........................    395    3,377
          Strattec Security Corp........................     40    1,420
          Superior Industries International, Inc........    298    7,301
          Supreme Industries, Inc. Class A..............    153    1,865
          Tenneco, Inc.+................................    671   36,952
          Titan International, Inc......................    527    5,370
          Tower International, Inc......................    244    5,295
          Unique Fabricating, Inc.......................     78      974
                                                                --------
                                                                 164,751
                                                                --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
            --------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 1.1%
              Dorman Products, Inc.+................    315 $ 20,236
              Douglas Dynamics, Inc.................  5,299  170,098
              Motorcar Parts of America, Inc.+...... 10,165  266,729
              Standard Motor Products, Inc..........    256   12,518
                                                            --------
                                                             469,581
                                                            --------
            B2B/E-COMMERCE -- 0.0%
              ePlus, Inc.+..........................     74    6,775
              Global Sources, Ltd.+.................     97      786
              TechTarget, Inc.+.....................    221    1,785
                                                            --------
                                                               9,346
                                                            --------
            BANKS-COMMERCIAL -- 6.3%
              1st Source Corp.......................    185    6,394
              Access National Corp..................     96    2,263
              ACNB Corp.............................     70    1,883
              Allegiance Bancshares, Inc.+..........    129    3,399
              American National Bankshares, Inc.....     97    2,624
              Ameris Bancorp........................    405   14,701
              Ames National Corp....................    100    2,710
              Arrow Financial Corp..................    133    4,203
              Atlantic Capital Bancshares, Inc.+....    205    3,085
              BancFirst Corp........................     92    6,596
              Bancorp, Inc.+........................    418    2,604
              BancorpSouth, Inc.....................  1,031   24,228
              Bank of Marin Bancorp.................     70    3,552
              Bank of the Ozarks, Inc...............  1,056   39,030
              Bankwell Financial Group, Inc.........     67    1,652
              Banner Corp...........................    357   16,115
              Bar Harbor Bankshares.................     69    2,508
              Blue Hills Bancorp, Inc...............    292    4,541
              BNC Bancorp...........................    450   11,205
              Bridge Bancorp, Inc...................    198    5,455
              Bryn Mawr Bank Corp...................  8,309  260,903
              C&F Financial Corp....................     37    1,547
              Camden National Corp..................    178    5,878
              Capital Bank Financial Corp., Class A.    299    9,794
              Capital City Bank Group, Inc..........    130    1,955
              Cardinal Financial Corp...............    373    9,802
              Carolina Financial Corp...............    121    2,759
              Cascade Bancorp+......................    373    2,279
              Cass Information Systems, Inc.........    129    6,948
              Cathay General Bancorp, Class B.......    883   26,446
              CenterState Banks, Inc................    552   10,311
              Central Pacific Financial Corp........    359    9,201
              Central Valley Community Bancorp......    103    1,475
              Century Bancorp, Inc., Class A........     34    1,542
              Chemical Financial Corp...............    783   33,630
              Chemung Financial Corp................     36    1,026
              Citizens & Northern Corp..............    138    2,887
              City Holding Co.......................    173    9,043
              CNB Financial Corp....................    163    3,187
              CoBiz Financial, Inc..................    441    5,609
              Codorus Valley Bancorp, Inc...........     96    1,997
              Columbia Banking System, Inc..........    691   22,817
              Community Bank System, Inc............    513   24,167
              Community Trust Bancorp, Inc..........    180    6,579
              ConnectOne Bancorp, Inc...............    338    6,202
              County Bancorp, Inc...................     56    1,103

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 3)
         -------------------------------------------------------------
         BANKS-COMMERCIAL (CONTINUED)
           CU Bancorp+................................    192 $  4,512
           Customers Bancorp, Inc.+...................    289    7,823
           CVB Financial Corp.........................  1,205   20,220
           Eagle Bancorp, Inc.+.......................    364   17,891
           Enterprise Bancorp, Inc....................     99    2,584
           Enterprise Financial Services Corp.........    227    7,514
           Equity Bancshares, Inc.+...................     59    1,536
           Farmers Capital Bank Corp..................     86    2,700
           Farmers National Banc Corp.................    295    3,097
           FCB Financial Holdings, Inc., Class A+.....    356   13,279
           Fidelity Southern Corp.....................    246    4,485
           Financial Institutions, Inc................    164    4,403
           First BanCorp+.............................  1,416    7,264
           First Bancorp..............................    233    4,606
           First Bancorp, Inc.........................    119    2,817
           First Busey Corp...........................    367    8,481
           First Business Financial Services, Inc.....     95    1,791
           First Citizens BancShares, Inc., Class A...     89   25,899
           First Commonwealth Financial Corp..........  1,055   10,719
           First Community Bancshares, Inc............    185    4,190
           First Community Financial Partners, Inc.+..    161    1,538
           First Connecticut Bancorp, Inc.............    165    2,929
           First Financial Bancorp....................    730   15,695
           First Financial Bankshares, Inc............    759   27,476
           First Financial Corp.......................    118    4,732
           First Foundation, Inc.+.................... 11,575  286,365
           First Internet Bancorp.....................     60    1,575
           First Interstate BancSystem, Inc., Class A.    234    7,465
           First Merchants Corp.......................    485   13,653
           First Mid-Illinois Bancshares, Inc.........     67    1,775
           First Midwest Bancorp, Inc.................    958   18,499
           First NBC Bank Holding Co.+................    185      999
           First Northwest Bancorp+...................    131    1,793
           First of Long Island Corp..................    168    5,368
           FNB Corp...................................  2,504   32,727
           Franklin Financial Network, Inc.+..........    110    3,586
           Fulton Financial Corp......................  2,050   30,545
           German American Bancorp, Inc...............    168    6,540
           Glacier Bancorp, Inc.......................    908   25,660
           Great Southern Bancorp, Inc................    126    5,210
           Great Western Bancorp, Inc.................    703   22,665
           Green Bancorp, Inc.+.......................    245    2,536
           Guaranty Bancorp...........................    178    3,382
           Hancock Holding Co.........................    922   30,933
           Hanmi Financial Corp.......................    373    9,325
           Heartland Financial USA, Inc...............    260    9,737
           Heritage Commerce Corp.....................    310    3,363
           Heritage Financial Corp....................    351    6,458
           Heritage Oaks Bancorp......................    284    2,258
           Hilltop Holdings, Inc.+....................    894   22,082
           Home BancShares, Inc.......................  1,441   30,996
           Hope Bancorp, Inc..........................  1,528   24,662
           Horizon Bancorp............................    132    3,828
           IBERIABANK Corp............................    488   32,037
           Independent Bank Corp......................    307   16,931
           Independent Bank Corp......................    242    4,066
           International Bancshares Corp..............    651   20,083
           Kearny Financial Corp......................  1,098   15,317
           Lakeland Bancorp, Inc......................    461    6,523

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                                VALUE
                     SECURITY DESCRIPTION               SHARES (NOTE 3)
         --------------------------------------------------------------
         COMMON STOCKS (CONTINUED)
         BANKS-COMMERCIAL (CONTINUED)
           Lakeland Financial Corp.....................   285  $ 10,499
           LCNB Corp...................................   103     1,772
           LegacyTexas Financial Group, Inc............   528    18,063
           Live Oak Bancshares, Inc....................   232     3,700
           Macatawa Bank Corp..........................   314     2,553
           MainSource Financial Group, Inc.............   274     6,839
           MB Financial, Inc...........................   833    30,313
           MBT Financial Corp..........................   211     1,857
           Mercantile Bank Corp........................   189     5,201
           Merchants Bancshares, Inc...................    67     2,881
           Middleburg Financial Corp...................    55     1,668
           Midland States Bancorp, Inc.................    42     1,072
           MidWestOne Financial Group, Inc.............    97     2,821
           National Bankshares, Inc....................    80     2,780
           National Commerce Corp.+....................    99     2,802
           NBT Bancorp, Inc............................   504    16,990
           Nicolet Bankshares, Inc.+...................    89     3,450
           Northrim BanCorp, Inc.......................    79     1,939
           OFG Bancorp.................................   515     5,485
           Old Line Bancshares, Inc....................    99     1,949
           Old National Bancorp........................ 1,583    23,270
           Old Second Bancorp, Inc.....................   341     2,643
           Opus Bank...................................   203     4,070
           Orrstown Financial Services, Inc............    87     1,818
           Pacific Continental Corp....................   226     3,876
           Pacific Mercantile Bancorp+.................   181     1,014
           Park National Corp..........................   157    15,218
           Park Sterling Corp..........................   613     5,278
           Peapack Gladstone Financial Corp............   186     3,934
           Penns Woods Bancorp, Inc....................    54     2,295
           People's Utah Bancorp.......................   154     3,088
           Peoples Bancorp, Inc........................   190     4,706
           Peoples Financial Services Corp.............    81     3,227
           Pinnacle Financial Partners, Inc............   513    26,471
           Preferred Bank.............................. 8,597   325,998
           Premier Financial Bancorp, Inc..............    99     1,665
           PrivateBancorp, Inc.........................   936    42,345
           Prosperity Bancshares, Inc..................   797    44,210
           Provident Bancorp, Inc.+....................    55       883
           QCR Holdings, Inc...........................   140     4,550
           Renasant Corp...............................   486    16,398
           Republic Bancorp, Inc., Class A.............   114     3,607
           Republic First Bancorp, Inc.+...............   399     1,576
           S&T Bancorp, Inc............................   406    12,744
           Sandy Spring Bancorp, Inc...................   278     8,813
           Seacoast Banking Corp. of Florida+..........   352     6,128
           ServisFirst Bancshares, Inc.................   273    14,780
           Shore Bancshares, Inc.......................   149     1,903
           Sierra Bancorp..............................   138     2,465
           Simmons First National Corp., Class A.......   348    17,174
           South State Corp............................   280    20,538
           Southern First Bancshares, Inc.+............    67     1,779
           Southern National Bancorp of Virginia, Inc..   132     1,732
           Southside Bancshares, Inc...................   291     9,492
           Southwest Bancorp, Inc......................   214     3,991
           State Bank Financial Corp...................   416     9,173
           Stock Yards Bancorp, Inc....................   252     8,593
           Stonegate Bank..............................   135     4,676
           Suffolk Bancorp.............................   135     4,860

                                                              VALUE
                    SECURITY DESCRIPTION             SHARES  (NOTE 3)
          ------------------------------------------------------------
          BANKS-COMMERCIAL (CONTINUED)
            Summit Financial Group, Inc.............    98  $    1,937
            Sun Bancorp, Inc./NJ....................   126       2,898
            Texas Capital Bancshares, Inc.+.........   549      32,556
            Tompkins Financial Corp.................   172      13,636
            Towne Bank..............................   664      16,467
            TriCo Bancshares........................   239       6,290
            TriState Capital Holdings, Inc.+........   259       4,571
            Triumph Bancorp, Inc.+..................   183       3,404
            TrustCo Bank Corp. NY................... 1,087       7,609
            Trustmark Corp..........................   802      22,199
            UMB Financial Corp......................   534      33,135
            Umpqua Holdings Corp.................... 2,633      40,232
            Union Bankshares Corp...................   516      14,412
            United Bankshares, Inc..................   782      29,481
            United Community Banks, Inc.............   836      18,032
            Univest Corp. of Pennsylvania...........   340       8,075
            Valley National Bancorp................. 2,952      29,107
            Veritex Holdings, Inc.+.................    97       1,710
            Washington Trust Bancorp, Inc...........   176       8,078
            WashingtonFirst Bankshares, Inc.........    95       2,323
            Webster Financial Corp.................. 1,094      44,198
            WesBanco, Inc...........................   477      15,698
            West Bancorporation, Inc................   189       3,648
            Westamerica Bancorporation..............   293      14,521
            Western New England Bancorp, Inc........   189       1,493
            Wintrust Financial Corp.................   576      31,075
            Xenith Bankshares, Inc.+................   414         969
            Yadkin Financial Corp...................   594      16,478
                                                            ----------
                                                             2,764,805
                                                            ----------
          BANKS-FIDUCIARY -- 0.0%
            Boston Private Financial Holdings, Inc..   975      12,821
            Union Bankshares, Inc...................    45       1,485
                                                            ----------
                                                                14,306
                                                            ----------
          BANKS-MORTGAGE -- 0.0%
            Walker & Dunlop, Inc.+..................   326       7,847
                                                            ----------
          BANKS-SUPER REGIONAL -- 0.0%
            Independent Bank Group, Inc.............   131       6,327
            National Bank Holdings Corp., Class A...   312       7,594
                                                            ----------
                                                                13,921
                                                            ----------
          BATTERIES/BATTERY SYSTEMS -- 0.1%
            EnerSys.................................   517      33,672
                                                            ----------
          BEVERAGES-NON-ALCOHOLIC -- 0.0%
            Coca-Cola Bottling Co. Consolidated.....    55       7,771
            National Beverage Corp.+................   138       6,519
            Primo Water Corp.+......................   250       3,273
                                                            ----------
                                                                17,563
                                                            ----------
          BEVERAGES-WINE/SPIRITS -- 0.0%
            MGP Ingredients, Inc....................   149       5,246
                                                            ----------
          BICYCLE MANUFACTURING -- 0.0%
            Fox Factory Holding Corp.+..............   265       5,751
                                                            ----------
          BREWERY -- 0.0%
            Boston Beer Co., Inc., Class A+.........   103      15,991
            Craft Brew Alliance, Inc.+..............   149       2,391
                                                            ----------
                                                                18,382
                                                            ----------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                                VALUE
                     SECURITY DESCRIPTION               SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        BROADCAST SERVICES/PROGRAM -- 0.2%
          Hemisphere Media Group, Inc.+................     77 $    901
          MSG Networks, Inc., Class A+.................    708   13,523
          Nexstar Broadcasting Group, Inc., Class A....    354   17,275
          TiVo Corp.+..................................  1,394   27,671
          World Wrestling Entertainment, Inc., Class A.    429    7,585
                                                               --------
                                                                 66,955
                                                               --------
        BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.4%
          Armstrong Flooring, Inc.+....................    278    4,501
          Builders FirstSource, Inc.+..................    998    9,651
          Caesarstone, Ltd.+...........................    283   10,004
          Drew Industries, Inc.........................    282   25,253
          Gibraltar Industries, Inc.+..................    375   14,588
          Louisiana-Pacific Corp.+.....................  1,718   31,525
          NCI Building Systems, Inc.+..................    323    4,651
          Patrick Industries, Inc.+....................    172    9,864
          Ply Gem Holdings, Inc.+......................    260    3,562
          Quanex Building Products Corp................    407    6,634
          Simpson Manufacturing Co., Inc...............    493   21,100
          Summit Materials, Inc., Class A+.............    752   14,093
          Trex Co., Inc.+..............................    351   18,887
                                                               --------
                                                                174,313
                                                               --------
        BUILDING & CONSTRUCTION-MISC. -- 0.1%
          Aegion Corp.+................................    415    7,682
          Comfort Systems USA, Inc.....................    440   12,694
          Hill International, Inc.+....................    383    1,475
          IES Holdings, Inc.+..........................     92    1,375
          MYR Group, Inc.+.............................    202    6,028
          TopBuild Corp.+..............................    458   13,799
                                                               --------
                                                                 43,053
                                                               --------
        BUILDING PRODUCTS-AIR & HEATING -- 0.0%
          AAON, Inc....................................    479   14,346
                                                               --------
        BUILDING PRODUCTS-CEMENT -- 0.1%
          Continental Building Products, Inc.+.........    419    8,569
          Headwaters, Inc.+............................    866   14,202
          US Concrete, Inc.+...........................    169    8,433
                                                               --------
                                                                 31,204
                                                               --------
        BUILDING PRODUCTS-DOORS & WINDOWS -- 0.6%
          Apogee Enterprises, Inc......................  6,146  250,449
          Griffon Corp.................................    358    5,979
          Masonite International Corp.+................    360   20,484
          PGT, Inc.+...................................    569    5,576
                                                               --------
                                                                282,488
                                                               --------
        BUILDING PRODUCTS-LIGHT FIXTURES -- 0.0%
          LSI Industries, Inc..........................    283    2,434
                                                               --------
        BUILDING PRODUCTS-WOOD -- 0.1%
          Boise Cascade Co.+...........................    463    8,913
          Universal Forest Products, Inc...............    235   20,207
                                                               --------
                                                                 29,120
                                                               --------
        BUILDING-HEAVY CONSTRUCTION -- 0.7%
          Dycom Industries, Inc.+......................    363   27,926
          Granite Construction, Inc....................    471   23,154
          Layne Christensen Co.+.......................    216    1,851
          MasTec, Inc.+................................    788   22,497
          Orion Group Holdings, Inc.+.................. 26,082  210,743

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
            --------------------------------------------------------
            BUILDING-HEAVY CONSTRUCTION (CONTINUED)
              Primoris Services Corp................    478 $  9,574
              Tutor Perini Corp.+...................    449    8,554
                                                            --------
                                                             304,299
                                                            --------
            BUILDING-MAINTENANCE & SERVICES -- 0.1%
              ABM Industries, Inc...................    664   25,949
                                                            --------
            BUILDING-MOBILE HOME/MANUFACTURED HOUSING -- 1.3%
              Cavco Industries, Inc.+...............  3,181  293,925
              Winnebago Industries, Inc............. 10,521  297,218
                                                            --------
                                                             591,143
                                                            --------
            BUILDING-RESIDENTIAL/COMMERCIAL -- 0.9%
              AV Homes, Inc.+.......................    144    2,297
              Beazer Homes USA, Inc.+...............    374    3,826
              Century Communities, Inc.+............    179    3,526
              Green Brick Partners, Inc.+...........    275    2,104
              Hovnanian Enterprises, Inc., Class A+.  1,451    2,264
              Installed Building Products, Inc.+....  8,330  275,306
              KB Home...............................    993   14,438
              LGI Homes, Inc.+......................    182    5,416
              M/I Homes, Inc.+......................    280    6,023
              MDC Holdings, Inc.....................    471   11,167
              Meritage Homes Corp.+.................    455   14,082
              New Home Co., Inc.+...................    150    1,503
              PICO Holdings, Inc.+..................    259    3,134
              Taylor Morrison Home Corp., Class A+..    360    6,142
              TRI Pointe Group, Inc.+...............  1,774   19,212
              UCP, Inc., Class A+...................     95      865
              WCI Communities, Inc.+................    257    5,950
              William Lyon Homes, Class A+..........    284    5,072
                                                            --------
                                                             382,327
                                                            --------
            CASINO HOTELS -- 0.1%
              Boyd Gaming Corp.+....................    983   17,557
              Caesars Entertainment Corp.+..........    671    4,764
              Century Casinos, Inc.+................    253    1,604
              Monarch Casino & Resort, Inc.+........    125    2,956
                                                            --------
                                                              26,881
                                                            --------
            CASINO SERVICES -- 0.0%
              Eldorado Resorts, Inc.+...............    339    4,102
              Scientific Games Corp., Class A+......    617    7,651
                                                            --------
                                                              11,753
                                                            --------
            CELLULAR TELECOM -- 0.0%
              ATN International, Inc................    124    8,387
              Leap Wireless CVR+(1)(2)..............    881        0
              NII Holdings, Inc.+...................    637    1,561
                                                            --------
                                                               9,948
                                                            --------
            CHEMICALS-DIVERSIFIED -- 0.6%
              Aceto Corp............................  9,774  179,157
              Codexis, Inc.+........................    398    2,010
              Innophos Holdings, Inc................    230   10,543
              Innospec, Inc.........................    279   16,810
              Koppers Holdings, Inc.+...............    242    7,926
              Olin Corp.............................  1,973   43,268
                                                            --------
                                                             259,714
                                                            --------
            CHEMICALS-FIBERS -- 0.0%
              Rayonier Advanced Materials, Inc......    513    6,633
                                                            --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                           VALUE
                     SECURITY DESCRIPTION          SHARES (NOTE 3)
             -----------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CHEMICALS-OTHER -- 0.0%
               American Vanguard Corp.............   335  $  5,092
                                                          --------
             CHEMICALS-PLASTICS -- 0.1%
               A. Schulman, Inc...................   341     9,804
               Landec Corp.+......................   318     4,213
               PolyOne Corp.......................   999    29,201
                                                          --------
                                                            43,218
                                                          --------
             CHEMICALS-SPECIALTY -- 0.7%
               AgroFresh Solutions, Inc.+.........   260     1,222
               Balchem Corp.......................   374    28,387
               Calgon Carbon Corp.................   598     9,448
               Chemours Co........................ 2,184    35,883
               Chemtura Corp.+....................   758    24,862
               CSW Industrials, Inc.+.............   170     5,262
               Ferro Corp.+.......................   990    12,830
               GCP Applied Technologies, Inc.+....   844    21,817
               H.B. Fuller Co.....................   596    25,074
               Hawkins, Inc.......................   113     4,560
               Ingevity Corp.+....................   506    20,948
               KMG Chemicals, Inc.................   106     2,877
               Kraton Corp.+......................   352     9,022
               Minerals Technologies, Inc.........   412    27,686
               Oil-Dri Corp. of America...........    58     1,958
               OMNOVA Solutions, Inc.+............   505     3,838
               Quaker Chemical Corp...............   153    16,448
               Sensient Technologies Corp.........   529    39,416
               Stepan Co..........................   233    16,550
               Tronox, Ltd., Class A..............   768     6,221
               Univar, Inc.+......................   512    11,392
               Valhi, Inc.........................   298       584
                                                          --------
                                                           326,285
                                                          --------
             CIRCUIT BOARDS -- 0.0%
               Park Electrochemical Corp..........   230     3,549
               TTM Technologies, Inc.+............   863    11,348
                                                          --------
                                                            14,897
                                                          --------
             COAL -- 0.0%
               SunCoke Energy, Inc................   768     7,841
               Westmoreland Coal Co.+.............   218     1,936
                                                          --------
                                                             9,777
                                                          --------
             COATINGS/PAINT -- 0.0%
               Kronos Worldwide, Inc..............   260     1,999
                                                          --------
             COFFEE -- 0.0%
               Farmer Bros. Co.+..................    95     3,107
                                                          --------
             COMMERCIAL SERVICES -- 1.4%
               Care.com, Inc.+....................   189     1,716
               Collectors Universe, Inc...........    88     1,654
               Healthcare Services Group, Inc.....   838    30,981
               HMS Holdings Corp.+................ 1,003    21,133
               Medifast, Inc...................... 6,689   274,650
               National Research Corp., Class A...    99     1,520
               Nutrisystem, Inc................... 7,950   252,015
               PFSweb, Inc.+......................   175     1,264
               RPX Corp.+.........................   590     5,758
               ServiceSource International, Inc.+.   727     3,453
               SP Plus Corp.+.....................   204     5,141
               Team, Inc.+........................   343    10,547

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 3)
          -----------------------------------------------------------
          COMMERCIAL SERVICES (CONTINUED)
            Weight Watchers International, Inc.+.....    329 $  3,382
                                                             --------
                                                              613,214
                                                             --------
          COMMERCIAL SERVICES-FINANCE -- 0.2%
            Cardtronics PLC, Class A+................    536   26,800
            CBIZ, Inc.+..............................    587    6,486
            Cotiviti Holdings, Inc.+.................    149    4,600
            CPI Card Group, Inc......................    249    1,369
            EVERTEC, Inc.............................    757   11,469
            Green Dot Corp., Class A+................    507   11,255
            LendingTree, Inc.+.......................     75    5,989
            Liberty Tax, Inc.........................     80      948
            MoneyGram International, Inc.+...........    352    2,468
            Travelport Worldwide, Ltd................  1,376   19,429
                                                             --------
                                                               90,813
                                                             --------
          COMMUNICATIONS SOFTWARE -- 0.7%
            BroadSoft, Inc.+.........................  7,174  298,080
            Digi International, Inc.+................    307    2,809
            pdvWireless, Inc.+.......................    115    2,714
                                                             --------
                                                              303,603
                                                             --------
          COMPUTER AIDED DESIGN -- 0.6%
            Aspen Technology, Inc.+..................    985   48,501
            Exa Corp.+............................... 16,642  232,988
                                                             --------
                                                              281,489
                                                             --------
          COMPUTER DATA SECURITY -- 0.0%
            Qualys, Inc.+............................    323   12,032
            SecureWorks Corp., Class A+..............     71      837
            Varonis Systems, Inc.+...................    126    3,597
                                                             --------
                                                               16,466
                                                             --------
          COMPUTER GRAPHICS -- 0.0%
            Monotype Imaging Holdings, Inc...........    482    9,206
                                                             --------
          COMPUTER SERVICES -- 1.3%
            Barracuda Networks, Inc.+................    260    6,063
            CACI International, Inc., Class A+.......    288   28,181
            Carbonite, Inc.+......................... 17,058  290,839
            Cogint, Inc.+............................    179      680
            Convergys Corp...........................  1,058   30,894
            Engility Holdings, Inc.+.................    214    6,148
            EPAM Systems, Inc.+......................    573   36,884
            ExlService Holdings, Inc.+...............    386   16,996
            Fleetmatics Group PLC+...................    466   27,913
            Globant SA+..............................    305   13,268
            Insight Enterprises, Inc.+...............    436   12,552
            KEYW Holding Corp.+......................    426    4,469
            MAXIMUS, Inc.............................    763   39,722
            Science Applications International Corp..    502   34,593
            Sykes Enterprises, Inc.+.................    460   12,300
            Syntel, Inc..............................    383    7,698
            TeleTech Holdings, Inc...................    194    5,451
            Unisys Corp.+............................    597    6,239
            Virtusa Corp.+...........................    328    6,212
                                                             --------
                                                              587,102
                                                             --------
          COMPUTER SOFTWARE -- 1.1%
            Apigee Corp.+............................    182    3,158
            Avid Technology, Inc.+...................    381    2,503

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
            --------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            COMPUTER SOFTWARE (CONTINUED)
              Blackbaud, Inc........................    561 $ 34,445
              Box, Inc., Class A+...................    581    8,378
              Cornerstone OnDemand, Inc.+...........    598   24,697
              Envestnet, Inc.+......................    492   17,392
              Guidance Software, Inc.+..............    269    1,388
              j2 Global, Inc........................    559   39,773
              Planet Payment, Inc.+................. 54,828  191,350
              Simulations Plus, Inc................. 17,981  151,041
              Workiva, Inc.+........................    260    4,303
                                                            --------
                                                             478,428
                                                            --------
            COMPUTERS -- 0.0%
              Silicon Graphics International Corp.+.    431    3,340
                                                            --------
            COMPUTERS-INTEGRATED SYSTEMS -- 0.8%
              Agilysys, Inc.+.......................    178    1,718
              Cray, Inc.+...........................    478    9,942
              Diebold, Inc..........................    710   15,478
              Maxwell Technologies, Inc.+...........    374    1,810
              Mercury Systems, Inc.+................    463   12,862
              MTS Systems Corp......................    176    8,369
              NCI, Inc., Class A....................     71      834
              NetScout Systems, Inc.+...............  1,144   31,403
              Radisys Corp.+........................ 56,721  236,527
              Silver Spring Networks, Inc.+.........    450    6,327
              Super Micro Computer, Inc.+...........    460   10,902
              USA Technologies, Inc.+...............    425    1,912
                                                            --------
                                                             338,084
                                                            --------
            COMPUTERS-MEMORY DEVICES -- 0.0%
              Datalink Corp.+.......................    238    2,256
              Nimble Storage, Inc.+.................    749    5,715
              Pure Storage, Inc., Class A+..........    727    8,971
                                                            --------
                                                              16,942
                                                            --------
            COMPUTERS-OTHER -- 0.1%
              3D Systems Corp.+.....................  1,277   17,712
              ExOne Co.+............................    129    1,539
              Stratasys, Ltd.+......................    583   11,147
                                                            --------
                                                              30,398
                                                            --------
            COMPUTERS-PERIPHERY EQUIPMENT -- 0.6%
              Electronics For Imaging, Inc.+........    558   23,732
              Immersion Corp.+......................    343    2,799
              Mitek Systems, Inc.+.................. 37,747  254,792
                                                            --------
                                                             281,323
                                                            --------
            COMPUTERS-VOICE RECOGNITION -- 0.0%
              Vocera Communications, Inc.+..........    294    5,410
                                                            --------
            CONSULTING SERVICES -- 2.4%
              Advisory Board Co.+...................    488   19,422
              CEB, Inc..............................    381   18,536
              CRA International, Inc.+.............. 10,734  334,257
              Forrester Research, Inc...............  6,058  225,660
              Franklin Covey Co.+...................    121    2,214
              FTI Consulting, Inc.+.................    493   19,207
              Hackett Group, Inc.................... 23,748  382,818
              Huron Consulting Group, Inc.+.........    257   14,405
              ICF International, Inc.+..............    214    9,930
              Information Services Group, Inc.+.....    369    1,458

                                                                 VALUE
                    SECURITY DESCRIPTION                SHARES  (NOTE 3)
      -------------------------------------------------------------------
      CONSULTING SERVICES (CONTINUED)
        Navigant Consulting, Inc.+.....................    566 $   13,244
        Vectrus, Inc.+.................................    126      2,113
                                                               ----------
                                                                1,043,264
                                                               ----------
      CONSUMER PRODUCTS-MISC. -- 0.1%
        Central Garden & Pet Co.+......................    119      2,894
        Central Garden & Pet Co., Class A+.............    397      9,266
        CSS Industries, Inc............................    100      2,510
        Helen of Troy, Ltd.+...........................    333     27,139
        WD-40 Co.......................................    166     17,700
                                                               ----------
                                                                   59,509
                                                               ----------
      CONTAINERS-METAL/GLASS -- 0.0%
        Greif, Inc., Class A...........................    303     14,198
        Greif, Inc., Class B...........................     67      3,903
                                                               ----------
                                                                   18,101
                                                               ----------
      CONTAINERS-PAPER/PLASTIC -- 0.1%
        AEP Industries, Inc............................     47      5,149
        KapStone Paper and Packaging Corp..............  1,029     18,666
        Multi Packaging Solutions International, Ltd.+.    251      3,391
        Multi-Color Corp...............................    161     10,453
        UFP Technologies, Inc.+........................     75      2,002
                                                               ----------
                                                                   39,661
                                                               ----------
      COSMETICS & TOILETRIES -- 0.1%
        Avon Products, Inc.............................  5,250     34,388
        Inter Parfums, Inc.............................    207      6,748
        Revlon, Inc., Class A+.........................    138      4,692
                                                               ----------
                                                                   45,828
                                                               ----------
      CRUISE LINES -- 0.0%
        Lindblad Expeditions Holdings, Inc.+...........    175      1,433
                                                               ----------
      DATA PROCESSING/MANAGEMENT -- 0.3%
        Acxiom Corp.+..................................    922     21,722
        Amber Road, Inc.+..............................    210      2,001
        CommVault Systems, Inc.+.......................    460     24,610
        CSG Systems International, Inc.................    380     14,452
        Fair Isaac Corp................................    368     44,410
        Pegasystems, Inc...............................    428     13,225
                                                               ----------
                                                                  120,420
                                                               ----------
      DECISION SUPPORT SOFTWARE -- 0.0%
        Castlight Health, Inc., Class B+...............    479      2,084
        Interactive Intelligence Group, Inc.+..........    213     12,876
        QAD, Inc., Class A.............................    111      2,669
                                                               ----------
                                                                   17,629
                                                               ----------
      DIAGNOSTIC EQUIPMENT -- 0.8%
        Accelerate Diagnostics, Inc.+..................    273      5,801
        BioTelemetry, Inc.+............................ 16,579    293,448
        Cepheid+.......................................    866     45,812
        GenMark Diagnostics, Inc.+.....................    477      5,090
        Genomic Health, Inc.+..........................    221      6,588
        Oxford Immunotec Global PLC+...................    263      3,382
        Repligen Corp.+................................    400     11,428
                                                               ----------
                                                                  371,549
                                                               ----------
      DIAGNOSTIC KITS -- 0.0%
        Meridian Bioscience, Inc.......................    496      8,159
        OraSure Technologies, Inc.+....................    644      4,837

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 3)
          ------------------------------------------------------------
          COMMON STOCKS (CONTINUED)
          DIAGNOSTIC KITS (CONTINUED)
            Quidel Corp.+.............................    318 $  6,137
                                                              --------
                                                                19,133
                                                              --------
          DIALYSIS CENTERS -- 0.0%
            American Renal Associates Holdings, Inc.+.    102    1,801
                                                              --------
          DISPOSABLE MEDICAL PRODUCTS -- 0.1%
            ICU Medical, Inc.+........................    175   24,378
            Merit Medical Systems, Inc.+..............    512   11,238
            Utah Medical Products, Inc................     40    2,486
                                                              --------
                                                                38,102
                                                              --------
          DISTRIBUTION/WHOLESALE -- 0.3%
            Anixter International, Inc.+..............    344   22,618
            Beacon Roofing Supply, Inc.+..............    711   29,890
            Core-Mark Holding Co., Inc................    543   19,195
            Essendant, Inc............................    442    6,785
            Fossil Group, Inc.+.......................    499   13,608
            G-III Apparel Group, Ltd.+................    512   13,373
            H&E Equipment Services, Inc...............    375    5,231
            ScanSource, Inc.+.........................    298   10,430
            SiteOne Landscape Supply, Inc.+...........    138    4,303
            Systemax, Inc.............................    136    1,068
            Titan Machinery, Inc.+....................    210    1,951
            Triton International, Ltd.................    368    4,442
            Veritiv Corp.+............................     97    5,233
                                                              --------
                                                               138,127
                                                              --------
          DIVERSIFIED FINANCIAL SERVICES -- 0.0%
            Ladder Capital Corp., Class A.............    455    5,770
            On Deck Capital, Inc.+....................    570    2,787
                                                              --------
                                                                 8,557
                                                              --------
          DIVERSIFIED MANUFACTURING OPERATIONS -- 1.1%
            Actuant Corp., Class A....................    698   15,565
            AZZ, Inc..................................    307   16,348
            Barnes Group, Inc.........................    597   23,784
            Chase Corp................................     82    5,605
            EnPro Industries, Inc.....................    257   13,909
            Fabrinet+.................................    414   15,715
            Federal Signal Corp.......................    715    8,780
            GP Strategies Corp.+...................... 13,489  348,691
            Handy & Harman, Ltd.+.....................     34      651
            Harsco Corp...............................    960    9,360
            LSB Industries, Inc.+.....................    244    1,291
            Lydall, Inc.+.............................    197    9,210
            NL Industries, Inc.+......................     98      314
            Raven Industries, Inc.....................    432    9,266
            Standex International Corp................    150   11,460
            Tredegar Corp.............................    301    5,569
                                                              --------
                                                               495,518
                                                              --------
          DIVERSIFIED MINERALS -- 0.1%
            Fairmount Santrol Holdings, Inc.+.........    784    6,735
            United States Lime & Minerals, Inc........     22    1,447
            US Silica Holdings, Inc...................    761   35,151
                                                              --------
                                                                43,333
                                                              --------
          DIVERSIFIED OPERATIONS -- 0.1%
            HRG Group, Inc.+..........................  1,414   21,267
                                                              --------

                                                           VALUE
                     SECURITY DESCRIPTION          SHARES (NOTE 3)
              ----------------------------------------------------
              DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 0.0%
                Viad Corp.........................    238 $  9,877
                                                          --------
              DRUG DELIVERY SYSTEMS -- 0.2%
                Catalent, Inc.+...................  1,187   27,075
                Depomed, Inc.+....................    727   16,256
                Heron Therapeutics, Inc.+.........    378    5,613
                Nektar Therapeutics+..............  1,542   19,121
                Revance Therapeutics, Inc.+.......    243    3,244
                                                          --------
                                                            71,309
                                                          --------
              E-COMMERCE/PRODUCTS -- 0.6%
                1-800-flowers.com, Inc., Class A+.    310    2,961
                Blue Nile, Inc....................    130    4,541
                Chegg, Inc.+......................    958    6,371
                Etsy, Inc.+.......................  1,250   16,225
                FTD Cos., Inc.+...................    206    4,145
                Lands' End, Inc.+.................    177    2,761
                Overstock.com, Inc.+..............    156    2,285
                Shutterfly, Inc.+.................    410   20,090
                US Auto Parts Network, Inc.+...... 54,934  168,647
                Wayfair, Inc., Class A+...........    375   12,499
                                                          --------
                                                           240,525
                                                          --------
              E-COMMERCE/SERVICES -- 0.2%
                Angie's List, Inc.+...............    473    3,642
                ChannelAdvisor Corp.+.............    275    3,025
                GrubHub, Inc.+....................    962   36,662
                Quotient Technology, Inc.+........    762    8,077
                RetailMeNot, Inc.+................    458    4,145
                Stamps.com, Inc.+.................    191   18,632
                TrueCar, Inc.+....................    647    6,244
                                                          --------
                                                            80,427
                                                          --------
              E-MARKETING/INFO -- 0.1%
                comScore, Inc.+...................    568   16,353
                Liquidity Services, Inc.+.........    297    2,628
                New Media Investment Group, Inc...    461    6,638
                QuinStreet, Inc.+.................    435    1,262
                Rubicon Project, Inc.+............    442    3,386
                                                          --------
                                                            30,267
                                                          --------
              E-SERVICES/CONSULTING -- 0.0%
                Perficient, Inc.+.................    419    7,798
                                                          --------
              EDUCATIONAL SOFTWARE -- 0.0%
                2U, Inc.+.........................    436   15,199
                Instructure, Inc.+................    123    3,130
                Rosetta Stone, Inc.+..............    229    1,631
                                                          --------
                                                            19,960
                                                          --------
              ELECTRIC PRODUCTS-MISC. -- 0.1%
                Graham Corp.......................    113    2,017
                Littelfuse, Inc...................    262   36,549
                Novanta, Inc.+....................    377    6,579
                                                          --------
                                                            45,145
                                                          --------
              ELECTRIC-DISTRIBUTION -- 0.0%
                EnerNOC, Inc.+....................    318    1,654
                Genie Energy, Ltd. Class B........    152      792
                Spark Energy, Inc., Class A.......     57    1,379
                                                          --------
                                                             3,825
                                                          --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                                VALUE
                     SECURITY DESCRIPTION              SHARES  (NOTE 3)
         --------------------------------------------------------------
         COMMON STOCKS (CONTINUED)
         ELECTRIC-GENERATION -- 0.0%
           Atlantic Power Corp........................   1,452 $  3,339
           Talen Energy Corp.+........................   1,003   13,972
                                                               --------
                                                                 17,311
                                                               --------
         ELECTRIC-INTEGRATED -- 0.8%
           ALLETE, Inc................................     590   36,161
           Ameresco, Inc., Class A+...................     252    1,210
           Avista Corp................................     755   31,257
           Black Hills Corp...........................     614   37,976
           El Paso Electric Co........................     480   22,176
           Empire District Electric Co................     525   17,971
           IDACORP, Inc...............................     601   47,112
           MGE Energy, Inc............................     416   24,315
           NorthWestern Corp..........................     579   33,322
           Otter Tail Corp............................     451   16,213
           PNM Resources, Inc.........................     952   31,273
           Portland General Electric Co...............   1,066   46,520
           Unitil Corp................................     164    6,654
                                                               --------
                                                                352,160
                                                               --------
         ELECTRONIC COMPONENTS-MISC. -- 1.4%
           AVX Corp...................................     554    7,767
           Bel Fuse, Inc., Class B....................     109    2,600
           Benchmark Electronics, Inc.+...............     588   14,788
           CTS Corp...................................     372    6,770
           Kimball Electronics, Inc.+.................     333    4,629
           Knowles Corp.+.............................   1,052   15,717
           Methode Electronics, Inc...................     434   13,541
           NVE Corp...................................      56    3,151
           OSI Systems, Inc.+.........................     207   14,517
           Plexus Corp.+..............................     396   18,141
           Rogers Corp.+..............................     213   11,594
           Sanmina Corp.+.............................     874   24,166
           Sparton Corp.+.............................     110    2,632
           Stoneridge, Inc.+..........................  13,547  200,767
           Vishay Intertechnology, Inc................   1,625   22,912
           Vishay Precision Group, Inc.+..............     142    2,229
           ZAGG, Inc.+................................  37,797  245,680
                                                               --------
                                                                611,601
                                                               --------
         ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.0%
           Advanced Micro Devices, Inc.+..............   7,815   56,502
           Alpha & Omega Semiconductor, Ltd.+.........     216    4,564
           Ambarella, Inc.+...........................     380   23,321
           Amkor Technology, Inc.+....................   1,193   11,059
           Applied Micro Circuits Corp.+..............     904    6,690
           Cavium, Inc.+..............................     767   43,297
           CEVA, Inc.+................................   8,389  252,090
           Diodes, Inc.+..............................     453    9,382
           DSP Group, Inc.+...........................  25,121  273,819
           EMCORE Corp................................     311    2,037
           GigPeak, Inc.+............................. 148,539  352,037
           Inphi Corp.+...............................     477   17,697
           Intersil Corp., Class A....................   1,600   35,328
           InvenSense, Inc.+..........................     974    7,451
           IXYS Corp..................................     298    3,159
           Kopin Corp.+...............................     733    1,532
           Lattice Semiconductor Corp.+...............   1,429    8,674
           MACOM Technology Solutions Holdings, Inc.+.     276   10,146
           Microsemi Corp.+...........................   1,356   57,128

                                                            VALUE
                    SECURITY DESCRIPTION           SHARES  (NOTE 3)
           ---------------------------------------------------------
           ELECTRONIC COMPONENTS-SEMICONDUCTORS (CONTINUED)
             Monolithic Power Systems, Inc........    462 $   36,410
             Rambus, Inc.+........................  1,295     15,786
             Semtech Corp.+.......................    770     18,634
             Silicon Laboratories, Inc.+..........    491     29,435
             Synaptics, Inc.+.....................    440     22,933
                                                          ----------
                                                           1,299,111
                                                          ----------
           ELECTRONIC DESIGN AUTOMATION -- 0.1%
             Mentor Graphics Corp.................  1,275     36,847
                                                          ----------
           ELECTRONIC MEASUREMENT INSTRUMENTS -- 0.1%
             Badger Meter, Inc....................    334     10,738
             ESCO Technologies, Inc...............    301     13,410
             FARO Technologies, Inc.+.............    197      6,609
             Itron, Inc.+.........................    398     21,452
             Mesa Laboratories, Inc...............     35      4,419
                                                          ----------
                                                              56,628
                                                          ----------
           ELECTRONIC PARTS DISTRIBUTION -- 0.1%
             Tech Data Corp.+.....................    416     32,040
                                                          ----------
           ELECTRONIC SECURITY DEVICES -- 0.0%
             TASER International, Inc.+...........    621     13,898
                                                          ----------
           ENERGY-ALTERNATE SOURCES -- 0.2%
             Clean Energy Fuels Corp.+............  1,044      4,291
             FuelCell Energy, Inc.+...............    295        988
             FutureFuel Corp......................    297      3,255
             Green Plains, Inc....................    431     11,206
             Pacific Ethanol, Inc.+...............    340      2,533
             Pattern Energy Group, Inc............    687     15,355
             Plug Power, Inc.+....................  2,152      3,293
             Renewable Energy Group, Inc.+........    515      4,506
             REX American Resources Corp.+........     67      5,292
             Sunrun, Inc.+........................    752      3,918
             TerraForm Global, Inc................  1,087      4,076
             TerraForm Power, Inc., Class A.......  1,041     12,919
             Vivint Solar, Inc.+..................    270        837
                                                          ----------
                                                              72,469
                                                          ----------
           ENGINEERING/R&D SERVICES -- 1.1%
             Argan, Inc...........................  3,561    202,443
             EMCOR Group, Inc.....................    720     43,531
             Exponent, Inc........................    303     17,347
             Mistras Group, Inc.+.................    203      4,251
             NV5 Global, Inc.+....................  7,380    211,068
             VSE Corp.............................    100      2,884
                                                          ----------
                                                             481,524
                                                          ----------
           ENGINES-INTERNAL COMBUSTION -- 0.0%
             Briggs & Stratton Corp...............    505      9,403
             Power Solutions International, Inc.+.     56        535
                                                          ----------
                                                               9,938
                                                          ----------
           ENTERPRISE SOFTWARE/SERVICE -- 1.8%
             Actua Corp.+.........................    427      4,975
             American Software, Inc., Class A..... 23,175    241,715
             Benefitfocus, Inc.+..................    152      4,940
             Evolent Health, Inc.+ Class A........    179      3,768
             Hortonworks, Inc.+...................    479      3,660
             LivePerson, Inc.+....................    635      5,397
             Majesco+.............................     68        309

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                                     VALUE
                     SECURITY DESCRIPTION                    SHARES (NOTE 3)
    -----------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    ENTERPRISE SOFTWARE/SERVICE (CONTINUED)
      ManTech International Corp., Class A..................    293 $ 11,377
      MicroStrategy, Inc., Class A+.........................    112   21,819
      MobileIron, Inc.+.....................................    554    2,022
      Model N, Inc.+........................................    263    2,709
      Omnicell, Inc.+.......................................    422   13,768
      Proofpoint, Inc.+.....................................    486   38,093
      PROS Holdings, Inc.+..................................    298    6,532
      Sapiens International Corp. NV........................ 20,290  276,147
      SPS Commerce, Inc.+...................................  1,613  100,619
      SYNNEX Corp...........................................    347   35,581
      TubeMogul, Inc.+......................................    260    1,898
      Xactly Corp.+.........................................    271    3,496
                                                                    --------
                                                                     778,825
                                                                    --------
    ENTERTAINMENT SOFTWARE -- 0.1%
      Glu Mobile, Inc.+.....................................  1,226    2,427
      Take-Two Interactive Software, Inc.+..................    991   43,991
                                                                    --------
                                                                      46,418
                                                                    --------
    ENVIRONMENTAL CONSULTING & ENGINEERING -- 0.1%
      Tetra Tech, Inc.......................................    688   26,454
      TRC Cos., Inc.+.......................................    220    1,793
                                                                    --------
                                                                      28,247
                                                                    --------
    ENVIRONMENTAL MONITORING & DETECTION -- 0.1%
      MSA Safety, Inc.......................................    369   21,513
                                                                    --------
    FILTRATION/SEPARATION PRODUCTS -- 0.1%
      CLARCOR, Inc..........................................    567   35,273
                                                                    --------
    FINANCE-COMMERCIAL -- 0.0%
      Hannon Armstrong Sustainable Infrastructure Capital,
       Inc..................................................    434    9,921
      NewStar Financial, Inc.+..............................    291    2,832
                                                                    --------
                                                                      12,753
                                                                    --------
    FINANCE-CONSUMER LOANS -- 0.2%
      Encore Capital Group, Inc.+...........................    283    5,618
      Enova International, Inc.+............................    315    2,961
      LendingClub Corp.+....................................  3,921   19,331
      Nelnet, Inc., Class A.................................    239    9,364
      Ocwen Financial Corp.+................................  1,198    5,115
      PRA Group, Inc.+......................................    548   17,481
      Regional Management Corp.+............................    124    2,761
      World Acceptance Corp.+...............................     71    3,374
                                                                    --------
                                                                      66,005
                                                                    --------
    FINANCE-CREDIT CARD -- 0.1%
      Blackhawk Network Holdings, Inc.+.....................    653   22,496
                                                                    --------
    FINANCE-INVESTMENT BANKER/BROKER -- 0.3%
      Cowen Group, Inc., Class A+...........................  1,216    3,952
      Diamond Hill Investment Group, Inc....................     35    6,370
      Evercore Partners, Inc., Class A......................    464   24,940
      FBR & Co..............................................     73    1,015
      GAIN Capital Holdings, Inc............................    444    2,042
      Greenhill & Co., Inc..................................    330    7,739
      Houlihan Lokey, Inc...................................    144    3,509
      INTL. FCStone, Inc.+..................................    178    6,390
      Investment Technology Group, Inc......................    392    6,002
      KCG Holdings, Inc., Class A+..........................    624    7,962
      Ladenburg Thalmann Financial Services, Inc.+..........  1,204    2,456

                                                                VALUE
                     SECURITY DESCRIPTION               SHARES (NOTE 3)
         --------------------------------------------------------------
         FINANCE-INVESTMENT BANKER/BROKER (CONTINUED)
           Moelis & Co. Class A........................    220 $  5,588
           Oppenheimer Holdings, Inc., Class A.........    117    1,638
           Piper Jaffray Cos.+.........................    181   10,236
           PJT Partners, Inc., Class A.................    210    5,784
           Stifel Financial Corp.+.....................    763   29,864
           Virtu Financial, Inc., Class A..............    298    3,814
                                                               --------
                                                                129,301
                                                               --------
         FINANCE-LEASING COMPANIES -- 0.0%
           Aircastle, Ltd..............................    568   11,672
           California First National Bancorp...........     27      381
           Marlin Business Services Corp...............     98    1,715
                                                               --------
                                                                 13,768
                                                               --------
         FINANCE-MORTGAGE LOAN/BANKER -- 0.2%
           Arlington Asset Investment Corp., Class A...    267    3,813
           Ellie Mae, Inc.+............................    351   37,167
           Federal Agricultural Mtg. Corp., Class C....    100    4,083
           FNFV Group+.................................    783    9,435
           Impac Mortgage Holdings, Inc.+..............     94    1,490
           Nationstar Mtg. Holdings, Inc.+.............    407    6,150
           PennyMac Financial Services, Inc., Class A+.    161    2,753
           PHH Corp.+..................................    630    9,148
           Walter Investment Management Corp.+.........    220    1,100
                                                               --------
                                                                 75,139
                                                               --------
         FINANCE-OTHER SERVICES -- 0.1%
           BGC Partners, Inc., Class A.................  2,593   22,274
           WageWorks, Inc.+............................    434   25,584
                                                               --------
                                                                 47,858
                                                               --------
         FINANCIAL GUARANTEE INSURANCE -- 0.2%
           MBIA, Inc.+.................................  1,567   12,066
           MGIC Investment Corp.+......................  4,068   33,195
           NMI Holdings, Inc., Class A+................    587    4,490
           Radian Group, Inc...........................  2,566   34,872
                                                               --------
                                                                 84,623
                                                               --------
         FIREARMS & AMMUNITION -- 0.1%
           Smith & Wesson Holding Corp.+...............    652   17,232
           Sturm Ruger & Co., Inc......................    219   13,469
                                                               --------
                                                                 30,701
                                                               --------
         FOOD-CANNED -- 0.0%
           Seneca Foods Corp., Class A+................     77    2,264
                                                               --------
         FOOD-CONFECTIONERY -- 0.0%
           Amplify Snack Brands, Inc.+.................    347    5,028
           Tootsie Roll Industries, Inc................    203    7,196
                                                               --------
                                                                 12,224
                                                               --------
         FOOD-DAIRY PRODUCTS -- 0.7%
           Dean Foods Co...............................  1,092   19,940
           Lifeway Foods, Inc.+........................ 14,884  266,126
                                                               --------
                                                                286,066
                                                               --------
         FOOD-FLOUR & GRAIN -- 0.0%
           Seaboard Corp.+.............................      1    3,385
                                                               --------
         FOOD-MISC./DIVERSIFIED -- 0.4%
           B&G Foods, Inc..............................    737   31,249
           Cal-Maine Foods, Inc........................    367   14,184

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
            --------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            FOOD-MISC./DIVERSIFIED (CONTINUED)
              Darling Ingredients, Inc.+............ 1,957  $ 26,615
              Inventure Foods, Inc.+................   224     1,895
              J&J Snack Foods Corp..................   178    21,743
              John B. Sanfilippo & Son, Inc.........   100     5,068
              Lancaster Colony Corp.................   222    29,004
              Snyder's-Lance, Inc...................   959    34,112
              TerraVia Holdings, Inc.+..............   936     2,200
                                                            --------
                                                             166,070
                                                            --------
            FOOD-RETAIL -- 0.1%
              Ingles Markets, Inc., Class A.........   165     6,517
              Smart & Final Stores, Inc.+...........   274     3,288
              SUPERVALU, Inc.+...................... 3,170    13,599
              Village Super Market, Inc., Class A...    85     2,542
              Weis Markets, Inc.....................   113     6,286
                                                            --------
                                                              32,232
                                                            --------
            FOOD-WHOLESALE/DISTRIBUTION -- 0.5%
              Calavo Growers, Inc................... 2,228   131,786
              Chefs' Warehouse, Inc.+...............   230     2,622
              Fresh Del Monte Produce, Inc..........   384    23,174
              Performance Food Group Co.+...........   446    10,704
              SpartanNash Co........................   438    12,264
              United Natural Foods, Inc.+...........   590    24,627
                                                            --------
                                                             205,177
                                                            --------
            FOOTWEAR & RELATED APPAREL -- 0.2%
              Crocs, Inc.+..........................   877     6,744
              Deckers Outdoor Corp.+................   385    20,093
              Iconix Brand Group, Inc.+.............   509     4,011
              Steven Madden, Ltd.+..................   733    24,482
              Weyco Group, Inc......................    77     1,949
              Wolverine World Wide, Inc............. 1,154    24,638
                                                            --------
                                                              81,917
                                                            --------
            FORESTRY -- 0.0%
              Deltic Timber Corp....................   125     7,023
                                                            --------
            FUNERAL SERVICES & RELATED ITEMS -- 0.1%
              Carriage Services, Inc................   176     4,161
              Matthews International Corp., Class A.   379    22,702
                                                            --------
                                                              26,863
                                                            --------
            GAMBLING (NON-HOTEL) -- 0.1%
              Caesars Acquisition Co., Class A+.....   567     6,606
              Golden Entertainment, Inc.............   122     1,398
              Isle of Capri Casinos, Inc.+..........   298     6,258
              Pinnacle Entertainment, Inc.+.........   692     8,200
              Red Rock Resorts, Inc., Class A.......   357     7,818
                                                            --------
                                                              30,280
                                                            --------
            GAS-DISTRIBUTION -- 0.6%
              Chesapeake Utilities Corp.............   173    11,081
              Delta Natural Gas Co., Inc............    80     1,884
              New Jersey Resources Corp............. 1,021    34,663
              Northwest Natural Gas Co..............   323    18,992
              ONE Gas, Inc..........................   620    37,993
              South Jersey Industries, Inc..........   951    28,197
              Southwest Gas Corp....................   563    40,795
              Spire, Inc............................   532    33,410
              WGL Holdings, Inc.....................   600    37,842
                                                            --------
                                                             244,857
                                                            --------

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 3)
          -----------------------------------------------------------
          GOLD MINING -- 0.0%
            Gold Resource Corp.......................    596 $  3,385
                                                             --------
          GOLF -- 0.0%
            Callaway Golf Co.........................  1,123   11,466
                                                             --------
          HAZARDOUS WASTE DISPOSAL -- 1.2%
            Heritage-Crystal Clean, Inc.+............ 24,331  318,736
            Sharps Compliance Corp.+................. 47,151  174,930
            US Ecology, Inc..........................    258   10,901
                                                             --------
                                                              504,567
                                                             --------
          HEALTH CARE COST CONTAINMENT -- 0.1%
            CorVel Corp.+............................    117    4,043
            HealthEquity, Inc.+......................    514   17,080
                                                             --------
                                                               21,123
                                                             --------
          HEALTHCARE SAFETY DEVICES -- 0.0%
            Tandem Diabetes Care, Inc.+..............    220    1,331
                                                             --------
          HOME FURNISHINGS -- 0.1%
            American Woodmark Corp.+.................    163   12,176
            Bassett Furniture Industries, Inc........    122    2,800
            Ethan Allen Interiors, Inc...............    293    8,995
            Flexsteel Industries, Inc................     76    3,184
            Hooker Furniture Corp....................    135    3,551
            La-Z-Boy, Inc............................    583   13,642
            Select Comfort Corp.+....................    552   10,593
                                                             --------
                                                               54,941
                                                             --------
          HOTELS/MOTELS -- 0.1%
            Belmond, Ltd., Class A+..................    996   12,898
            ILG, Inc.................................  1,348   22,081
            La Quinta Holdings, Inc.+................  1,011   10,120
            Marcus Corp..............................    220    5,830
            Red Lion Hotels Corp.+...................    168    1,411
                                                             --------
                                                               52,340
                                                             --------
          HOUSEWARES -- 0.0%
            Libbey, Inc..............................    260    4,163
            Lifetime Brands, Inc.....................    130    1,839
            NACCO Industries, Inc., Class A..........     45    3,292
                                                             --------
                                                                9,294
                                                             --------
          HUMAN RESOURCES -- 1.6%
            AMN Healthcare Services, Inc.+...........    562   18,434
            Barrett Business Services, Inc...........     82    3,676
            Cross Country Healthcare, Inc.+.......... 21,166  236,424
            GEE Group, Inc.+......................... 14,334   67,226
            Heidrick & Struggles International, Inc..    217    4,014
            Insperity, Inc...........................    185   13,912
            Kelly Services, Inc., Class A............    348    6,518
            Kforce, Inc..............................    291    5,049
            Korn/Ferry International.................    681   13,886
            Monster Worldwide, Inc.+.................  1,043    3,557
            On Assignment, Inc.+.....................    606   20,852
            Patriot National, Inc.+..................    128      811
            Paylocity Holding Corp.+.................    257   11,177
            Resources Connection, Inc................    423    6,282
            Team Health Holdings, Inc.+..............    808   34,623
            TriNet Group, Inc.+......................    501    9,404
            TrueBlue, Inc.+..........................    501    8,767
            Willdan Group, Inc.+..................... 15,933  255,884
                                                             --------
                                                              720,496
                                                             --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                                VALUE
                     SECURITY DESCRIPTION               SHARES (NOTE 3)
         --------------------------------------------------------------
         COMMON STOCKS (CONTINUED)
         IDENTIFICATION SYSTEMS -- 0.0%
           Brady Corp., Class A........................    544 $ 18,006
                                                               --------
         INDEPENDENT POWER PRODUCERS -- 0.2%
           Atlantica Yield PLC.........................    701   12,604
           Dynegy, Inc.+...............................  1,393   14,836
           NRG Yield, Inc., Class A....................    415    6,113
           NRG Yield, Inc., Class C....................    756   11,642
           Ormat Technologies, Inc.....................    462   22,282
                                                               --------
                                                                 67,477
                                                               --------
         INDUSTRIAL AUDIO & VIDEO PRODUCTS -- 0.1%
           GoPro, Inc., Class A+.......................  1,203   15,375
           IMAX Corp.+.................................    701   21,205
                                                               --------
                                                                 36,580
                                                               --------
         INDUSTRIAL AUTOMATED/ROBOTIC -- 0.0%
           Hurco Cos., Inc.............................     74    1,939
                                                               --------
         INSTRUMENTS-CONTROLS -- 0.1%
           Allied Motion Technologies, Inc.............     72    1,424
           Control4 Corp.+.............................    238    2,687
           Watts Water Technologies, Inc., Class A.....    330   19,800
           Woodward, Inc...............................    630   37,158
                                                               --------
                                                                 61,069
                                                               --------
         INSTRUMENTS-SCIENTIFIC -- 0.0%
           Fluidigm Corp.+.............................    345    1,597
                                                               --------
         INSURANCE BROKERS -- 0.5%
           Crawford & Co., Class B..................... 20,529  230,951
           eHealth, Inc.+..............................    214    1,676
                                                               --------
                                                                232,627
                                                               --------
         INSURANCE-LIFE/HEALTH -- 0.2%
           American Equity Investment Life Holding Co..    954   17,105
           CNO Financial Group, Inc....................  2,135   32,196
           FBL Financial Group, Inc., Class A..........    116    7,343
           Fidelity & Guaranty Life....................    140    3,094
           Independence Holding Co.....................     83    1,457
           National Western Life Group, Inc., Class A..     25    5,385
           Primerica, Inc..............................    558   30,522
           Trupanion, Inc.+............................    170    2,752
                                                               --------
                                                                 99,854
                                                               --------
         INSURANCE-MULTI-LINE -- 0.2%
           Citizens, Inc.+.............................    553    4,302
           Genworth Financial, Inc., Class A+..........  6,000   24,840
           Horace Mann Educators Corp..................    481   17,292
           Kemper Corp.................................    472   17,724
           United Fire Group, Inc......................    257   10,157
                                                               --------
                                                                 74,315
                                                               --------
         INSURANCE-PROPERTY/CASUALTY -- 1.0%
           Ambac Financial Group, Inc.+................    536    9,889
           AMERISAFE, Inc..............................    224   12,454
           Atlas Financial Holdings, Inc.+.............    125    2,144
           Baldwin & Lyons, Inc., Class B..............    106    2,608
           Donegal Group, Inc., Class A................     98    1,475
           EMC Insurance Group, Inc....................     98    2,386
           Employers Holdings, Inc.....................    380   11,913
           Enstar Group, Ltd.+.........................    135   22,761
           Federated National Holding Co...............    149    2,669

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 3)
          -----------------------------------------------------------
          INSURANCE-PROPERTY/CASUALTY (CONTINUED)
            Global Indemnity PLC+....................     99 $  2,974
            Hallmark Financial Services, Inc.+.......    164    1,699
            HCI Group, Inc...........................    101    2,738
            Heritage Insurance Holdings, Inc.........    316    3,726
            Infinity Property & Casualty Corp........    127   10,408
            Investors Title Co.......................     18    1,728
            James River Group Holdings, Ltd..........    169    6,361
            Kingstone Cos., Inc...................... 19,750  203,425
            National General Holdings Corp...........    576   11,837
            National Interstate Corp.................     88    2,851
            Navigators Group, Inc....................    132   12,302
            OneBeacon Insurance Group, Ltd., Class A.    237    3,256
            RLI Corp.................................    452   25,194
            Safety Insurance Group, Inc..............    170   11,509
            Selective Insurance Group, Inc...........    677   25,015
            State Auto Financial Corp................    182    4,168
            Stewart Information Services Corp........    271   12,181
            Third Point Reinsurance, Ltd.+...........    786    9,236
            United Insurance Holdings Corp...........    203    2,944
            Universal Insurance Holdings, Inc........    388    8,264
                                                             --------
                                                              430,115
                                                             --------
          INSURANCE-REINSURANCE -- 0.2%
            Argo Group International Holdings, Ltd...    342   19,015
            Blue Capital Reinsurance Holdings, Ltd...     69    1,221
            Essent Group, Ltd.+......................    890   23,532
            Greenlight Capital Re, Ltd., Class A+....    350    6,965
            Maiden Holdings, Ltd.....................    704    9,610
            State National Cos., Inc.................    363    3,713
            WMIH Corp.+..............................  2,418    5,078
                                                             --------
                                                               69,134
                                                             --------
          INTERNET APPLICATION SOFTWARE -- 0.1%
            Bazaarvoice, Inc.+.......................    976    4,782
            Intralinks Holdings, Inc.+...............    492    4,512
            Lionbridge Technologies, Inc.+...........    678    3,275
            RealNetworks, Inc.+......................    278    1,240
            VirnetX Holding Corp.+...................    575    1,754
            Zendesk, Inc.+...........................    966   25,396
                                                             --------
                                                               40,959
                                                             --------
          INTERNET CONNECTIVITY SERVICES -- 0.6%
            Boingo Wireless, Inc.+...................    423    4,111
            Cogent Communications Holdings, Inc......  7,234  266,935
                                                             --------
                                                              271,046
                                                             --------
          INTERNET CONTENT-ENTERTAINMENT -- 0.0%
            Global Eagle Entertainment, Inc.+........    557    4,484
            Limelight Networks, Inc.+................    844    1,502
            Shutterstock, Inc.+......................    224   13,214
                                                             --------
                                                               19,200
                                                             --------
          INTERNET CONTENT-INFORMATION/NEWS -- 0.8%
            Autobytel, Inc.+......................... 17,539  286,763
            Bankrate, Inc.+..........................    563    4,391
            DHI Group, Inc.+.........................    597    3,403
            HealthStream, Inc.+......................    305    8,226
            Reis, Inc................................    102    2,004
            WebMD Health Corp.+......................    444   21,814
            XO Group, Inc.+..........................    301    5,538
                                                             --------
                                                              332,139
                                                             --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                                   VALUE
                     SECURITY DESCRIPTION                  SHARES (NOTE 3)
      --------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      INTERNET SECURITY -- 0.1%
        Corindus Vascular Robotics, Inc.+.................    654 $    504
        Imperva, Inc.+....................................    340   12,546
        Rapid7, Inc.+.....................................    236    3,382
        VASCO Data Security International, Inc.+..........    358    4,922
        Zix Corp.+........................................    634    2,580
                                                                  --------
                                                                    23,934
                                                                  --------
      INTERNET TELEPHONE -- 0.8%
        8x8, Inc.+........................................ 16,090  229,282
        RingCentral, Inc., Class A+.......................  6,087  126,001
                                                                  --------
                                                                   355,283
                                                                  --------
      INVESTMENT COMPANIES -- 0.0%
        Acacia Research Corp..............................    595    3,481
        Real Industry, Inc.+..............................    312    1,669
        Tiptree Financial, Inc., Class A..................    324    1,879
                                                                  --------
                                                                     7,029
                                                                  --------
      INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 1.8%
        Altisource Portfolio Solutions SA+................    137    3,528
        Associated Capital Group, Inc.Class A.............     52    1,765
        Calamos Asset Management, Inc., Class A...........    199    1,286
        Cohen & Steers, Inc...............................    247    9,183
        Financial Engines, Inc............................ 10,052  277,938
        GAMCO Investors, Inc., Class A....................     51    1,449
        Hennessy Advisors, Inc............................     36    1,040
        Janus Capital Group, Inc..........................  1,720   22,050
        Manning & Napier, Inc.............................    177    1,221
        Medley Management, Inc.Class A....................     67      593
        OM Asset Management PLC...........................    477    6,711
        Pzena Investment Management, Inc., Class A........ 16,499  120,113
        Silvercrest Asset Management Group, Inc., Class A. 24,728  285,608
        Virtus Investment Partners, Inc...................     73    7,833
        Waddell & Reed Financial, Inc., Class A...........    946   14,871
        Westwood Holdings Group, Inc......................     94    4,846
        WisdomTree Investments, Inc.......................  1,369   11,746
                                                                  --------
                                                                   771,781
                                                                  --------
      LASERS-SYSTEM/COMPONENTS -- 0.2%
        Applied Optoelectronics, Inc.+....................    195    3,750
        Coherent, Inc.+...................................    287   29,882
        Electro Scientific Industries, Inc.+..............    326    1,689
        II-VI, Inc.+......................................    708   19,682
        Rofin-Sinar Technologies, Inc.+...................    320   10,416
                                                                  --------
                                                                    65,419
                                                                  --------
      LEISURE GAMES -- 0.0%
        Intrawest Resorts Holdings, Inc.+.................    190    3,118
                                                                  --------
      LEISURE PRODUCTS -- 0.0%
        Escalade, Inc.....................................    124    1,507
        Johnson Outdoors, Inc., Class A...................     57    2,051
        Marine Products Corp..............................    127    1,187
                                                                  --------
                                                                     4,745
                                                                  --------
      LIGHTING PRODUCTS & SYSTEMS -- 0.1%
        Universal Display Corp.+..........................    493   25,488
                                                                  --------
      LINEN SUPPLY & RELATED ITEMS -- 0.1%
        G&K Services, Inc., Class A.......................    232   21,970
        UniFirst Corp.....................................    178   21,805
                                                                  --------
                                                                    43,775
                                                                  --------

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
            --------------------------------------------------------
            MACHINE TOOLS & RELATED PRODUCTS -- 0.1%
              Hardinge, Inc.........................    138 $  1,339
              Kennametal, Inc.......................    940   26,611
              Milacron Holdings Corp.+..............    172    2,504
                                                            --------
                                                              30,454
                                                            --------
            MACHINERY-CONSTRUCTION & MINING -- 0.1%
              Astec Industries, Inc.................    230   12,733
              Hyster-Yale Materials Handling, Inc...    111    6,461
              Joy Global, Inc.......................  1,175   32,700
                                                            --------
                                                              51,894
                                                            --------
            MACHINERY-ELECTRICAL -- 0.1%
              Babcock & Wilcox Enterprises, Inc.+...    543    8,547
              Franklin Electric Co., Inc............    547   19,938
                                                            --------
                                                              28,485
                                                            --------
            MACHINERY-FARMING -- 0.0%
              Alamo Group, Inc......................    111    7,206
              Lindsay Corp..........................    125    9,788
                                                            --------
                                                              16,994
                                                            --------
            MACHINERY-GENERAL INDUSTRIAL -- 0.8%
              Albany International Corp., Class A...    339   13,814
              Altra Industrial Motion Corp..........    298    8,791
              Applied Industrial Technologies, Inc..    432   21,946
              Chart Industries, Inc.+...............    364   10,097
              DXP Enterprises, Inc.+................    153    3,334
              Gencor Industries, Inc.+..............     91    1,101
              Kadant, Inc...........................  5,359  276,792
              Manitowoc Co., Inc....................  1,515    6,121
              Tennant Co............................    207   13,031
                                                            --------
                                                             355,027
                                                            --------
            MACHINERY-MATERIAL HANDLING -- 0.0%
              Columbus McKinnon Corp................    230    4,483
                                                            --------
            MACHINERY-PUMPS -- 0.1%
              Gorman-Rupp Co........................    208    4,996
              NN, Inc...............................    312    5,507
              SPX FLOW, Inc.+.......................    420   10,538
                                                            --------
                                                              21,041
                                                            --------
            MARINE SERVICES -- 0.0%
              Great Lakes Dredge & Dock Corp.+......    703    2,496
                                                            --------
            MEDICAL IMAGING SYSTEMS -- 0.5%
              Analogic Corp.........................    148   12,114
              Digirad Corp.......................... 45,649  200,856
              iRadimed Corp.+.......................     47      444
                                                            --------
                                                             213,414
                                                            --------
            MEDICAL INFORMATION SYSTEMS -- 0.1%
              Computer Programs & Systems, Inc......    132    3,445
              Everyday Health, Inc.+................    337    3,539
              Medidata Solutions, Inc.+.............    654   31,385
              Quality Systems, Inc..................    608    7,837
                                                            --------
                                                              46,206
                                                            --------
            MEDICAL INSTRUMENTS -- 1.0%
              Abaxis, Inc...........................    259   12,365
              AngioDynamics, Inc.+..................    320    5,101
              AtriCure, Inc.+.......................    373    6,803

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                            VALUE
                     SECURITY DESCRIPTION           SHARES (NOTE 3)
            -------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MEDICAL INSTRUMENTS (CONTINUED)
              Avinger, Inc.+.......................   129  $    451
              Cardiovascular Systems, Inc.+........   379     8,880
              CONMED Corp..........................   327    13,080
              CryoLife, Inc........................   374     6,358
              Endologix, Inc.+.....................   964    10,083
              Entellus Medical, Inc.+..............    88     1,800
              Halyard Health, Inc.+................   557    18,019
              Integra LifeSciences Holdings Corp.+.   358    28,464
              Natus Medical, Inc.+.................   386    15,189
              NuVasive, Inc.+......................   589    35,181
              Spectranetics Corp.+.................   508    11,024
              TransEnterix, Inc.+..................   828     1,242
              Vascular Solutions, Inc.+............ 6,133   279,665
                                                           --------
                                                            453,705
                                                           --------
            MEDICAL LABS & TESTING SERVICES -- 0.0%
              Invitae Corp.+.......................   271     2,081
              Natera, Inc.+........................   310     2,629
              Teladoc, Inc.+.......................   246     3,998
                                                           --------
                                                              8,708
                                                           --------
            MEDICAL LASER SYSTEMS -- 0.0%
              Cutera, Inc.+........................   138     1,808
              Cynosure, Inc., Class A+.............   282    12,027
              IRIDEX Corp.+........................    88     1,192
                                                           --------
                                                             15,027
                                                           --------
            MEDICAL PRODUCTS -- 1.1%
              Accuray, Inc.+.......................   949     4,650
              Atrion Corp..........................    15     6,587
              AxoGen, Inc.+........................   286     2,531
              Cantel Medical Corp..................   425    30,273
              Cerus Corp.+......................... 1,206     5,813
              ConforMIS, Inc.+.....................   424     3,235
              Exactech, Inc.+......................   123     2,970
              Glaukos Corp.+.......................   198     6,613
              Globus Medical, Inc., Class A+.......   835    18,479
              Haemonetics Corp.+...................   609    20,347
              Integer Holdings Corp.+..............   364     8,026
              Intersect ENT, Inc.+.................   302     4,409
              Invacare Corp........................   378     3,459
              InVivo Therapeutics Holdings Corp.+..   382     1,662
              K2M Group Holdings, Inc.+............   305     5,206
              LeMaitre Vascular, Inc...............   159     3,329
              Luminex Corp.+.......................   473     9,853
              Medgenics, Inc.+.....................   289     1,393
              MiMedx Group, Inc.+.................. 1,217    10,844
              NanoString Technologies, Inc.+.......   176     3,423
              Nevro Corp.+.........................   285    26,197
              Novocure, Ltd.+......................   602     3,642
              NxStage Medical, Inc.+...............   758    17,237
              Orthofix International NV+...........   207     7,587
              Penumbra, Inc.+......................   302    19,917
              Rockwell Medical, Inc.+..............   569     3,306
              Surmodics, Inc.+..................... 8,673   215,958
              T2 Biosystems, Inc.+.................   173     1,093
              Wright Medical Group NV+............. 1,229    26,927
              Zeltiq Aesthetics, Inc.+.............   421    13,935
                                                           --------
                                                            488,901
                                                           --------

                                                            VALUE
                     SECURITY DESCRIPTION           SHARES (NOTE 3)
             ------------------------------------------------------
             MEDICAL-BIOMEDICAL/GENE -- 3.4%
               Acceleron Pharma, Inc.+.............    325 $  9,110
               Achillion Pharmaceuticals, Inc.+....  1,395    8,761
               Acorda Therapeutics, Inc.+..........    512    9,062
               Aduro Biotech, Inc.+................    421    4,526
               Advaxis, Inc.+......................    397    3,212
               Adverum Biotechnologies, Inc.+......    273      805
               Agenus, Inc.+.......................    869    3,450
               Alder Biopharmaceuticals, Inc.+.....    557   13,507
               AMAG Pharmaceuticals, Inc.+.........    414   10,640
               Anavex Life Sciences Corp.+.........    387    1,080
               ANI Pharmaceuticals, Inc.+..........  4,547  271,456
               Applied Genetic Technologies Corp.+.    150    1,072
               Aptevo Therapeutics, Inc.+..........    192      424
               Aratana Therapeutics, Inc.+......... 29,592  239,695
               Ardelyx, Inc.+......................    271    3,333
               Arena Pharmaceuticals, Inc.+........  2,921    4,323
               Argos Therapeutics, Inc.+...........    125      525
               ARIAD Pharmaceuticals, Inc.+........  2,108   18,382
               Arrowhead Pharmaceuticals, Inc.+....    719    4,170
               Asterias Biotherapeutics, Inc.+.....    252      832
               Atara Biotherapeutics, Inc.+........    276    3,533
               Athersys, Inc.+.....................    907    1,642
               Bellicum Pharmaceuticals, Inc.+.....    248    4,107
               BioCryst Pharmaceuticals, Inc.+.....    874    3,540
               BioTime, Inc.+......................    760    2,447
               Bluebird Bio, Inc.+.................    440   21,010
               Blueprint Medicines Corp.+..........    237    7,105
               Cambrex Corp.+......................    379   15,274
               Celldex Therapeutics, Inc.+.........  1,138    3,585
               Cellular Biomedicine Group, Inc.+...    143    1,723
               ChemoCentryx, Inc.+.................    253    1,513
               ChromaDex Corp.+....................    339      936
               Coherus Biosciences, Inc.+..........    351    9,600
               Corvus Pharmaceuticals, Inc.+.......     39      521
               Curis, Inc.+........................  1,329    3,455
               Cytokinetics, Inc.+.................    402    3,899
               CytomX Therapeutics, Inc.+..........    243    2,739
               CytRx Corp.+........................    796      368
               Dermira, Inc.+......................    249    7,806
               Dimension Therapeutics, Inc.+.......    144      713
               Dynavax Technologies Corp.+.........    461    4,264
               Edge Therapeutics, Inc.+............    192    2,010
               Editas Medicine, Inc.+..............     81    1,145
               Eiger BioPharmaceuticals, Inc.+.....     40      458
               Emergent BioSolutions, Inc.+........    385   10,287
               Endocyte, Inc.+.....................    451    1,240
               Enzo Biochem, Inc.+.................    473    2,885
               Epizyme, Inc.+......................    477    4,317
               Esperion Therapeutics, Inc.+........    169    1,741
               Exact Sciences Corp.+...............  1,153   17,964
               Exelixis, Inc.+.....................  2,710   28,699
               FibroGen, Inc.+.....................    623   10,311
               Five Prime Therapeutics, Inc.+......    320   15,530
               Flex Pharma, Inc.+..................    125      607
               Fortress Biotech, Inc.+.............    405      964
               Foundation Medicine, Inc.+..........    159    3,609
               Galena Biopharma, Inc.+.............  2,184      502
               Geron Corp.+........................  1,798    3,326
               GlycoMimetics, Inc.+................    121      730

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                              VALUE
                    SECURITY DESCRIPTION             SHARES  (NOTE 3)
         -------------------------------------------------------------
         COMMON STOCKS (CONTINUED)
         MEDICAL-BIOMEDICAL/GENE (CONTINUED)
           Halozyme Therapeutics, Inc.+.............  1,298 $   11,202
           Idera Pharmaceuticals, Inc.+.............  1,059      1,641
           ImmunoGen, Inc.+.........................  1,003      1,825
           Immunomedics, Inc.+......................  1,039      2,390
           Infinity Pharmaceuticals, Inc.+..........    584        707
           Innoviva, Inc.+..........................    962      9,909
           Inovio Pharmaceuticals, Inc.+............    789      5,105
           Insmed, Inc.+............................    737      9,566
           Intellia Therapeutics, Inc.+.............     81      1,116
           Karyopharm Therapeutics, Inc.+...........    280      2,027
           Kite Pharma, Inc.+.......................    465     20,595
           Lexicon Pharmaceuticals, Inc.+...........    502      7,445
           Ligand Pharmaceuticals, Inc.+............    225     21,539
           Lion Biotechnologies, Inc.+..............    542      3,387
           Loxo Oncology, Inc.+.....................    158      3,296
           MacroGenics, Inc.+.......................    379      8,979
           Medicines Co.+...........................    800     26,360
           Merrimack Pharmaceuticals, Inc.+.........  1,453      7,585
           Momenta Pharmaceuticals, Inc.+...........    773      8,619
           Myriad Genetics, Inc.+...................    803     15,827
           NeoGenomics, Inc.+....................... 37,169    299,582
           NewLink Genetics Corp.+..................    257      3,123
           Novavax, Inc.+...........................  3,216      4,888
           Omeros Corp.+............................    439      3,600
           OncoMed Pharmaceuticals, Inc.+...........    207      1,877
           Organovo Holdings, Inc.+.................  1,025      2,552
           Otonomy, Inc.+...........................    285      4,303
           OvaScience, Inc.+........................    373      1,880
           Pacific Biosciences of California, Inc.+.    907      7,709
           Paratek Pharmaceuticals, Inc.+...........    170      1,819
           PDL BioPharma, Inc.......................  1,968      6,337
           Pfenex, Inc.+............................    217      1,738
           PharmAthene, Inc.+.......................    742      2,040
           Prothena Corp. PLC+......................    413     19,750
           PTC Therapeutics, Inc.+..................    395      2,453
           Puma Biotechnology, Inc.+................    293     11,222
           REGENXBIO, Inc.+.........................    239      3,764
           Retrophin, Inc.+.........................    431      8,124
           Rigel Pharmaceuticals, Inc.+.............  1,109      2,883
           RTI Surgical, Inc.+......................    683      1,742
           Sage Therapeutics, Inc.+.................    314     13,672
           Sangamo BioSciences, Inc.+...............    827      2,936
           Second Sight Medical Products, Inc.+.....    168        438
           Senseonics Holdings, Inc.+...............    330        772
           Spark Therapeutics, Inc.+................    203      9,543
           Spectrum Pharmaceuticals, Inc.+..........    797      2,821
           Stemline Therapeutics, Inc.+.............    199      2,269
           Syndax Pharmaceuticals, Inc.+............     55        650
           Synthetic Biologics, Inc.+...............    900      1,260
           Theravance Biopharma, Inc.+..............    432     10,856
           Tobira Therapeutics, Inc.+...............    104      4,377
           Tokai Pharmaceuticals, Inc.+.............    117        129
           Trovagene, Inc.+.........................    334      1,152
           Ultragenyx Pharmaceutical, Inc.+.........    428     25,248
           Veracyte, Inc.+..........................    165      1,198
           Versartis, Inc.+.........................    325      3,591
           WaVe Life Sciences, Ltd.+................     87      2,771
           XBiotech, Inc.+..........................    207      2,743
           ZIOPHARM Oncology, Inc.+.................  1,448      8,225
                                                            ----------
                                                             1,469,627
                                                            ----------

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 3)
           ----------------------------------------------------------
           MEDICAL-DRUGS -- 3.9%
             AcelRx Pharmaceuticals, Inc.+...........    420 $  1,176
             Aclaris Therapeutics, Inc.+.............    106    2,253
             Adamas Pharmaceuticals, Inc.+...........    198    2,721
             Aerie Pharmaceuticals, Inc.+............    285    9,476
             Agile Therapeutics, Inc.+...............    157    1,193
             Aimmune Therapeutics, Inc.+.............    312    5,079
             Amicus Therapeutics, Inc.+..............  1,516   10,460
             Ampio Pharmaceuticals, Inc.+............    522      358
             Anthera Pharmaceuticals, Inc.+..........    467    1,027
             Array BioPharma, Inc.+..................  1,720    9,804
             BioSpecifics Technologies Corp.+........  6,048  262,423
             Cempra, Inc.+...........................    492    8,918
             Chimerix, Inc.+.........................    507    2,053
             Cidara Therapeutics, Inc.+..............    126    1,197
             Clovis Oncology, Inc.+..................    378   10,992
             Collegium Pharmaceutical, Inc.+.........    159    2,380
             Corcept Therapeutics, Inc.+............. 42,711  296,414
             Durata Therapeutics , Inc.+(1)(2).......    228        0
             Durect Corp.+...........................  1,503    1,683
             Eagle Pharmaceuticals, Inc.+............    104    5,812
             Enanta Pharmaceuticals, Inc.+...........    184    4,328
             Global Blood Therapeutics, Inc.+........    166    2,897
             Horizon Pharma PLC+.....................  1,922   32,136
             Ignyta, Inc.+...........................    351    1,755
             Immune Design Corp.+....................    132      706
             Inotek Pharmaceuticals Corp.+...........    206    1,442
             Insys Therapeutics, Inc.+...............    278    3,005
             Intra-Cellular Therapies, Inc.+.........    407    5,047
             Ironwood Pharmaceuticals, Inc.+.........  1,541   19,679
             Keryx Biopharmaceuticals, Inc.+.........    939    4,235
             Lannett Co., Inc.+......................    329    7,205
             Lipocine, Inc.+.........................    196      629
             MediciNova, Inc.+.......................    353    2,397
             Minerva Neurosciences, Inc.+............    189    2,107
             MyoKardia, Inc.+........................    133    1,789
             NantKwest, Inc.+........................    198    1,186
             Neos Therapeutics, Inc.+................    162      956
             Ocular Therapeutix, Inc.+...............    212    1,200
             Ophthotech Corp.+.......................    363   13,003
             Pacira Pharmaceuticals, Inc.+...........    434   13,801
             PharMerica Corp.+.......................    352    8,378
             PRA Health Sciences, Inc.+..............    287   15,274
             Prestige Brands Holdings, Inc.+.........    634   28,708
             Progenics Pharmaceuticals, Inc.+........ 51,874  260,926
             Radius Health, Inc.+....................    375   16,095
             Reata Pharmaceuticals, Inc., Class A+...     67    1,517
             Regulus Therapeutics, Inc.+.............    461    1,268
             SciClone Pharmaceuticals, Inc.+.........    596    5,334
             Sorrento Therapeutics, Inc.+............    340    1,955
             Sucampo Pharmaceuticals, Inc., Class A+. 24,428  278,479
             Supernus Pharmaceuticals, Inc.+......... 14,510  287,298
             Synergy Pharmaceuticals, Inc.+..........  2,161    9,919
             TESARO, Inc.+...........................    291   35,176
             Tetraphase Pharmaceuticals, Inc.+.......    433    1,516
             TG Therapeutics, Inc.+..................    438    2,343
             TherapeuticsMD, Inc.+...................  1,788   10,263
             Titan Pharmaceuticals, Inc.+............    222    1,010
             Trevena, Inc.+..........................    532    2,596
             Vanda Pharmaceuticals, Inc.+............    435    6,460

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                            VALUE
                    SECURITY DESCRIPTION           SHARES  (NOTE 3)
           ---------------------------------------------------------
           COMMON STOCKS (CONTINUED)
           MEDICAL-DRUGS (CONTINUED)
             vTv Therapeutics, Inc., Class A+.....     90 $      485
             Zogenix, Inc.+.......................    294      2,396
                                                          ----------
                                                           1,732,318
                                                          ----------
           MEDICAL-GENERIC DRUGS -- 0.6%
             Amphastar Pharmaceuticals, Inc.+..... 13,309    241,425
             AveXis, Inc.+........................     56      2,660
             Impax Laboratories, Inc.+............    871     17,507
             Teligent, Inc.+......................    492      3,203
                                                          ----------
                                                             264,795
                                                          ----------
           MEDICAL-HMO -- 0.1%
             Magellan Health, Inc.+...............    295     15,178
             Molina Healthcare, Inc.+.............    515     28,021
             Triple-S Management Corp., Class B+..    277      5,728
             Universal American Corp.+............    690      5,182
                                                          ----------
                                                              54,109
                                                          ----------
           MEDICAL-HOSPITALS -- 0.1%
             Adeptus Health, Inc., Class A+.......    146      4,398
             Community Health Systems, Inc.+......  1,315      6,943
             Quorum Health Corp.+.................    352      1,422
             Select Medical Holdings Corp.+.......  1,272     16,536
             Surgery Partners, Inc.+..............    220      3,542
             Surgical Care Affiliates, Inc.+......    318     13,607
                                                          ----------
                                                              46,448
                                                          ----------
           MEDICAL-NURSING HOMES -- 0.1%
             Ensign Group, Inc....................    568     10,491
             Genesis Healthcare, Inc.+............    445      1,166
             Kindred Healthcare, Inc..............  1,003      9,880
             National HealthCare Corp.............    132      8,540
                                                          ----------
                                                              30,077
                                                          ----------
           MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.2%
             Addus HomeCare Corp.+................     86      2,176
             Air Methods Corp.+...................    422     11,162
             Almost Family, Inc.+.................     95      3,729
             Amedisys, Inc.+......................    332     14,362
             Chemed Corp..........................    191     27,011
             Civitas Solutions, Inc.+.............    178      3,044
             LHC Group, Inc.+.....................    177      6,066
             Nobilis Health Corp.+................    660      2,211
             Providence Service Corp.+............    153      6,191
                                                          ----------
                                                              75,952
                                                          ----------
           MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 0.1%
             Owens & Minor, Inc...................    743     24,110
                                                          ----------
           METAL PROCESSORS & FABRICATION -- 0.8%
             Ampco-Pittsburgh Corp................    100      1,080
             CIRCOR International, Inc............    195     10,487
             Dynamic Materials Corp...............    165      1,790
             Global Brass & Copper Holdings, Inc..  8,392    240,850
             Haynes International, Inc............    146      4,697
             Mueller Industries, Inc..............    675     20,446
             Park-Ohio Holdings Corp..............     99      3,163
             RBC Bearings, Inc.+..................    270     19,265
             Rexnord Corp.+.......................    988     19,651
             Sun Hydraulics Corp..................    276      8,123
                                                          ----------
                                                             329,552
                                                          ----------

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 3)
          ------------------------------------------------------------
          METAL PRODUCTS-DISTRIBUTION -- 0.1%
            Lawson Products, Inc.+....................     74 $  1,395
            Olympic Steel, Inc........................    108    2,494
            Worthington Industries, Inc...............    536   25,192
                                                              --------
                                                                29,081
                                                              --------
          METAL PRODUCTS-FASTENERS -- 0.0%
            TriMas Corp.+.............................    536    9,621
                                                              --------
          METAL-ALUMINUM -- 0.0%
            Century Aluminum Co.+.....................    594    4,342
            Kaiser Aluminum Corp......................    210   15,223
                                                              --------
                                                                19,565
                                                              --------
          METAL-DIVERSIFIED -- 0.0%
            Ferroglobe PLC............................    777    7,187
                                                              --------
          METAL-IRON -- 0.0%
            Cliffs Natural Resources, Inc.+...........  2,093   11,553
                                                              --------
          MISCELLANEOUS MANUFACTURING -- 0.1%
            American Railcar Industries, Inc..........     91    3,347
            FreightCar America, Inc...................    142    1,855
            Hillenbrand, Inc..........................    703   21,336
            John Bean Technologies Corp...............    346   27,628
                                                              --------
                                                                54,166
                                                              --------
          MOTION PICTURES & SERVICES -- 0.0%
            Eros International PLC+...................    352    6,248
                                                              --------
          MRI/MEDICAL DIAGNOSTIC IMAGING -- 0.6%
            RadNet, Inc.+............................. 35,293  245,286
                                                              --------
          MULTIMEDIA -- 0.2%
            E.W. Scripps Co., Class A+................    708    9,388
            Entravision Communications Corp., Class A.    774    5,186
            Liberty Braves Group, Series A+...........    108    1,831
            Liberty Braves Group, Series C+...........    374    6,235
            Liberty Media Group, Series A+............    271    7,542
            Liberty Media Group, Series C+............    549   15,048
            Media General, Inc.+......................  1,299   21,888
            Meredith Corp.............................    447   20,271
                                                              --------
                                                                87,389
                                                              --------
          NETWORKING PRODUCTS -- 0.9%
            A10 Networks, Inc.+.......................    523    4,006
            Black Box Corp............................    178    2,047
            Calix, Inc.+..............................    490    3,062
            Extreme Networks, Inc.+................... 65,179  274,404
            Gigamon, Inc.+............................    386   21,346
            Infinera Corp.+...........................  1,674   13,057
            Infoblox, Inc.+...........................    670   17,755
            Ixia+.....................................    763    9,118
            LogMeIn, Inc..............................    298   28,310
            NeoPhotonics Corp.+.......................    366    5,124
            NETGEAR, Inc.+............................    384   19,392
            Silicom, Ltd..............................     65    2,418
                                                              --------
                                                               400,039
                                                              --------
          NON-FERROUS METALS -- 0.0%
            Materion Corp.............................    236    7,151
                                                              --------
          NON-HAZARDOUS WASTE DISPOSAL -- 0.0%
            Casella Waste Systems, Inc., Class A+.....    460    5,152
                                                              --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION           SHARES  (NOTE 3)
            --------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            OFFICE AUTOMATION & EQUIPMENT -- 0.0%
              Eastman Kodak Co.+...................     202 $  3,010
                                                            --------
            OFFICE FURNISHINGS-ORIGINAL -- 0.2%
              CompX International, Inc.............      20      223
              Herman Miller, Inc...................     712   19,794
              HNI Corp.............................     539   21,916
              Interface, Inc.......................     771   12,220
              Kimball International, Inc., Class B.     438    5,475
              Knoll, Inc...........................     571   12,356
              Steelcase, Inc., Class A.............   1,025   13,684
                                                            --------
                                                              85,668
                                                            --------
            OFFICE SUPPLIES & FORMS -- 0.0%
              ACCO Brands Corp.+...................   1,266   14,053
                                                            --------
            OIL & GAS DRILLING -- 0.0%
              Atwood Oceanics, Inc.................     724    5,524
              Parker Drilling Co.+.................   1,438    2,876
              Seadrill, Ltd.+......................   4,505    9,596
                                                            --------
                                                              17,996
                                                            --------
            OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.6%
              Abraxas Petroleum Corp.+............. 101,667  164,700
              Bill Barrett Corp.+..................     583    3,026
              California Resources Corp.+..........     378    3,878
              Callon Petroleum Co.+................   1,444   18,758
              Carrizo Oil & Gas, Inc.+.............     664   22,463
              Clayton Williams Energy, Inc.+.......      70    6,112
              Cobalt International Energy, Inc.+...   4,864    4,592
              Contango Oil & Gas Co.+..............     211    1,652
              Denbury Resources, Inc.+.............   4,192   10,019
              Earthstone Energy, Inc.+.............      19      162
              Eclipse Resources Corp.+.............     580    1,589
              EP Energy Corp., Class A+............     460    1,638
              Erin Energy Corp.+...................     171      368
              Evolution Petroleum Corp.............     289    2,225
              EXCO Resources, Inc.+................   1,668    1,801
              Isramco, Inc.+.......................       7      672
              Jones Energy, Inc., Class A+.........     366    1,501
              Matador Resources Co.+...............     989   21,570
              Northern Oil and Gas, Inc.+..........     556    1,168
              Oasis Petroleum, Inc.+...............   2,121   22,249
              Panhandle Oil and Gas, Inc., Class A.     181    3,258
              PDC Energy, Inc.+....................     548   33,609
              Ring Energy, Inc.+...................     424    3,913
              RSP Permian, Inc.+...................     936   33,790
              Sanchez Energy Corp.+................     664    4,230
              Synergy Resources Corp.+.............  44,580  304,927
              Unit Corp.+..........................     601   10,295
              W&T Offshore, Inc.+..................     422      612
                                                            --------
                                                             684,777
                                                            --------
            OIL FIELD MACHINERY & EQUIPMENT -- 0.7%
              Exterran Corp.+......................     377    5,960
              Flotek Industries, Inc.+.............  22,679  267,159
              Forum Energy Technologies, Inc.+.....     715   12,870
              Natural Gas Services Group, Inc.+....     145    3,147
              Thermon Group Holdings, Inc.+........     379    6,947
                                                            --------
                                                             296,083
                                                            --------

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
           ---------------------------------------------------------
           OIL REFINING & MARKETING -- 0.1%
             Adams Resources & Energy, Inc..........    23  $    840
             Alon USA Energy, Inc...................   375     3,022
             CVR Energy, Inc........................   188     2,493
             Delek US Holdings, Inc.................   733    12,388
             Par Pacific Holdings, Inc.+............   332     4,230
             Trecora Resources+.....................   235     2,409
             Western Refining, Inc..................   809    23,340
                                                            --------
                                                              48,722
                                                            --------
           OIL-FIELD SERVICES -- 0.3%
             Archrock, Inc..........................   828     9,605
             Bristow Group, Inc.....................   398     3,984
             CARBO Ceramics, Inc....................   231     1,409
             Era Group, Inc.+.......................   232     1,752
             Helix Energy Solutions Group, Inc.+.... 1,199    10,455
             Independence Contract Drilling, Inc.+..   356     1,417
             Matrix Service Co.+....................   316     5,593
             McDermott International, Inc.+......... 2,880    14,803
             MRC Global, Inc.+...................... 1,115    16,435
             Newpark Resources, Inc.+...............   988     6,224
             NOW, Inc.+............................. 1,275    27,489
             Oil States International, Inc.+........   610    17,843
             PHI, Inc.+.............................   138     2,150
             Pioneer Energy Services Corp.+.........   759     2,694
             SEACOR Holdings, Inc.+.................   189     9,320
             Tesco Corp.............................   465     3,185
             TETRA Technologies, Inc.+..............   939     5,118
             Willbros Group, Inc.+..................   515       783
                                                            --------
                                                             140,259
                                                            --------
           OPTICAL RECOGNITION EQUIPMENT -- 0.1%
             Digimarc Corp.+........................    99     3,128
             Lumentum Holdings, Inc.+...............   600    20,160
                                                            --------
                                                              23,288
                                                            --------
           OPTICAL SUPPLIES -- 0.0%
             STAAR Surgical Co.+....................   476     4,022
                                                            --------
           PAPER & RELATED PRODUCTS -- 1.2%
             Clearwater Paper Corp.+................   200    10,620
             Neenah Paper, Inc...................... 3,758   300,264
             Orchids Paper Products Co.............. 7,699   197,556
             P.H. Glatfelter Co.....................   517    11,488
             Schweitzer-Mauduit International, Inc..   359    13,251
                                                            --------
                                                             533,179
                                                            --------
           PATIENT MONITORING EQUIPMENT -- 0.1%
             Insulet Corp.+.........................   687    25,501
             Masimo Corp.+..........................   486    26,730
                                                            --------
                                                              52,231
                                                            --------
           PHARMACY SERVICES -- 0.0%
             BioScrip, Inc.+........................   808     2,174
             Diplomat Pharmacy, Inc.+...............   543    12,581
                                                            --------
                                                              14,755
                                                            --------
           PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.8%
             AAC Holdings, Inc.+....................   117     1,918
             HealthSouth Corp....................... 1,056    42,398
             U.S. Physical Therapy, Inc............. 5,434   309,195
                                                            --------
                                                             353,511
                                                            --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
            --------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            PHYSICIANS PRACTICE MANAGEMENT -- 0.0%
              Healthways, Inc.+.....................   379  $  9,399
                                                            --------
            PIPELINES -- 0.0%
              SemGroup Corp., Class A...............   527    16,996
                                                            --------
            PLATINUM -- 0.0%
              Stillwater Mining Co.+................ 1,456    19,394
                                                            --------
            POLLUTION CONTROL -- 0.0%
              CECO Environmental Corp...............   347     3,435
                                                            --------
            POULTRY -- 0.1%
              Sanderson Farms, Inc..................   237    21,325
                                                            --------
            POWER CONVERTER/SUPPLY EQUIPMENT -- 0.2%
              Advanced Energy Industries, Inc.+.....   469    22,371
              Energous Corp.+.......................   176     2,399
              Generac Holdings, Inc.+...............   777    29,596
              Powell Industries, Inc................   102     3,610
              SPX Corp.+............................   494     9,391
              Vicor Corp.+..........................   195     2,486
                                                            --------
                                                              69,853
                                                            --------
            PRECIOUS METALS -- 0.0%
              Coeur Mining, Inc.+................... 1,820    20,348
                                                            --------
            PRINTING-COMMERCIAL -- 0.2%
              ARC Document Solutions, Inc.+.........   488     1,674
              Cimpress NV+..........................   298    24,809
              Deluxe Corp...........................   582    35,618
              Ennis, Inc............................   303     4,439
              Quad/Graphics, Inc....................   344     8,173
                                                            --------
                                                              74,713
                                                            --------
            PRIVATE EQUITY -- 0.0%
              Fifth Street Asset Management, Inc....    59       307
              Kennedy-Wilson Holdings, Inc..........   981    20,208
                                                            --------
                                                              20,515
                                                            --------
            PROTECTION/SAFETY -- 0.6%
              Landauer, Inc......................... 5,673   246,775
                                                            --------
            PUBLISHING-BOOKS -- 0.1%
              Houghton Mifflin Harcourt Co.+........ 1,477    18,684
              Scholastic Corp.......................   320    12,240
                                                            --------
                                                              30,924
                                                            --------
            PUBLISHING-NEWSPAPERS -- 0.1%
              Daily Journal Corp.+..................    13     2,746
              Gannett Co., Inc...................... 1,400    10,878
              New York Times Co., Class A........... 1,482    16,154
              tronc, Inc............................   317     3,813
                                                            --------
                                                              33,591
                                                            --------
            PUBLISHING-PERIODICALS -- 0.0%
              Time, Inc............................. 1,223    15,899
              Value Line, Inc.......................    13       233
                                                            --------
                                                              16,132
                                                            --------
            RACETRACKS -- 0.1%
              Churchill Downs, Inc..................   159    21,624
              Empire Resorts, Inc.+.................    39       747
              International Speedway Corp., Class A.   313    10,297
              Penn National Gaming, Inc.+...........   887    11,469
              Speedway Motorsports, Inc.............   138     2,596
                                                            --------
                                                              46,733
                                                            --------

                                                                VALUE
                     SECURITY DESCRIPTION               SHARES (NOTE 3)
         --------------------------------------------------------------
         RADIO -- 0.0%
           Entercom Communications Corp., Class A......   308  $ 4,066
           Radio One, Inc., Class D+...................   293      732
           Saga Communications, Inc., Class A..........    42    1,764
           Salem Media Group, Inc......................   130      709
           Townsquare Media, Inc.+.....................   101      846
                                                               -------
                                                                 8,117
                                                               -------
         REAL ESTATE INVESTMENT TRUSTS -- 3.9%
           Acadia Realty Trust.........................   843   28,401
           AG Mtg. Investment Trust, Inc...............   334    5,187
           Agree Realty Corp...........................   271   13,103
           Alexander's, Inc............................    24    9,222
           American Assets Trust, Inc..................   464   18,425
           Anworth Mtg. Asset Corp..................... 1,139    5,592
           Apollo Commercial Real Estate Finance, Inc..   858   14,517
           Ares Commercial Real Estate Corp............   318    4,172
           Armada Hoffler Properties, Inc..............   369    4,956
           ARMOUR Residential REIT, Inc................   437    9,907
           Ashford Hospitality Prime, Inc..............   304    3,940
           Ashford Hospitality Trust, Inc..............   931    5,409
           Bluerock Residential Growth REIT, Inc.......   222    2,753
           Capstead Mtg. Corp.......................... 1,137   10,813
           CareTrust REIT, Inc.........................   684    9,631
           CatchMark Timber Trust, Inc., Class A.......   461    4,859
           CBL & Associates Properties, Inc............ 2,011   21,518
           Cedar Realty Trust, Inc.....................   983    6,655
           Chatham Lodging Trust.......................   447    7,912
           Chesapeake Lodging Trust....................   707   15,349
           City Office REIT, Inc.......................   222    2,788
           Colony Capital, Inc. Class A................ 1,340   25,473
           Colony Starwood Homes.......................   774   22,454
           CorEnergy Infrastructure Trust, Inc.........   141    3,818
           CoreSite Realty Corp........................   398   29,349
           Cousins Properties, Inc..................... 4,034   31,344
           CYS Investments, Inc........................ 1,805   15,559
           DiamondRock Hospitality Co.................. 2,392   21,887
           DuPont Fabros Technology, Inc...............   889   36,280
           Dynex Capital, Inc..........................   533    3,662
           Easterly Government Properties, Inc.........   283    5,369
           EastGroup Properties, Inc...................   375   25,466
           Education Realty Trust, Inc.................   791   33,689
           Farmland Partners, Inc......................   138    1,468
           FelCor Lodging Trust, Inc................... 1,624   10,377
           First Industrial Realty Trust, Inc.......... 1,383   36,525
           First Potomac Realty Trust..................   691    6,164
           Four Corners Property Trust, Inc............   719   14,438
           Franklin Street Properties Corp............. 1,162   13,444
           GEO Group, Inc..............................   883   21,157
           Getty Realty Corp...........................   312    7,092
           Gladstone Commercial Corp...................   265    4,730
           Global Net Lease, Inc....................... 2,033   15,065
           Government Properties Income Trust..........   835   15,982
           Gramercy Property Trust..................... 5,035   46,423
           Great Ajax Corp.............................   153    2,121
           Healthcare Realty Trust, Inc................ 1,243   39,639
           Hersha Hospitality Trust....................   492    8,767
           Hudson Pacific Properties, Inc..............   935   31,435
           Independence Realty Trust, Inc..............   479    3,990
           InfraREIT, Inc.+............................   474    7,878
           Invesco Mtg. Capital, Inc................... 1,341   20,021

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                                 VALUE
                    SECURITY DESCRIPTION                SHARES  (NOTE 3)
      -------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
        Investors Real Estate Trust.................... 1,443  $    8,759
        iStar, Inc.+...................................   865       9,627
        Kite Realty Group Trust........................   985      24,556
        LaSalle Hotel Properties....................... 1,272      30,210
        Lexington Realty Trust......................... 2,740      27,784
        LTC Properties, Inc............................   448      22,449
        Mack-Cali Realty Corp.......................... 1,062      27,272
        Medical Properties Trust, Inc.................. 2,826      39,394
        Monmouth Real Estate Investment Corp...........   750      10,253
        Monogram Residential Trust, Inc................ 2,007      21,154
        MTGE Investment Corp...........................   547       9,326
        National Health Investors, Inc.................   442      33,486
        National Storage Affiliates Trust..............   273       5,345
        New Residential Investment Corp................ 2,665      37,203
        New Senior Investment Group, Inc...............   909       9,472
        New York Mortgage Trust, Inc................... 1,311       7,748
        New York REIT, Inc............................. 1,969      18,548
        NexPoint Residential Trust, Inc................   213       3,970
        NorthStar Realty Europe Corp...................   709       7,012
        One Liberty Properties, Inc....................   156       3,675
        Orchid Island Capital, Inc.....................   243       2,559
        Owens Realty Mortgage, Inc.....................   119       2,172
        Parkway, Inc.+.................................   502       9,046
        Pebblebrook Hotel Trust........................   852      20,687
        Pennsylvania Real Estate Investment Trust......   814      15,881
        PennyMac Mortgage Investment Trust.............   812      12,359
        Physicians Realty Trust........................ 1,610      31,830
        Potlatch Corp..................................   482      18,509
        Preferred Apartment Communities, Inc., Class A.   270       3,515
        PS Business Parks, Inc.........................   234      25,691
        QTS Realty Trust, Inc., Class A................   557      25,600
        RAIT Financial Trust........................... 1,094       3,337
        Ramco-Gershenson Properties Trust..............   937      16,248
        Redwood Trust, Inc.............................   908      12,766
        Resource Capital Corp..........................   359       4,448
        Retail Opportunity Investments Corp............ 1,185      23,830
        Rexford Industrial Realty, Inc.................   781      16,448
        RLJ Lodging Trust.............................. 1,452      28,633
        Ryman Hospitality Properties, Inc..............   517      26,067
        Sabra Health Care REIT, Inc....................   769      17,918
        Saul Centers, Inc..............................   113       6,834
        Select Income REIT.............................   756      18,703
        Seritage Growth Properties, Class A............   297      13,528
        Silver Bay Realty Trust Corp...................   395       6,616
        STAG Industrial, Inc...........................   817      18,848
        Summit Hotel Properties, Inc................... 1,031      13,393
        Sunstone Hotel Investors, Inc.................. 2,591      32,543
        Terreno Realty Corp............................   507      13,233
        Tier REIT, Inc.................................   569       8,393
        UMH Properties, Inc............................   289       3,503
        Universal Health Realty Income Trust...........   146       8,570
        Urban Edge Properties.......................... 1,069      27,591
        Urstadt Biddle Properties, Inc., Class A.......   311       6,687
        Washington Prime Group, Inc.................... 2,213      23,214
        Washington Real Estate Investment Trust........   874      25,713
        Western Asset Mortgage Capital Corp............   487       4,933
        Whitestone REIT................................   311       4,136
        Xenia Hotels & Resorts, Inc.................... 1,233      19,247
                                                               ----------
                                                                1,696,647
                                                               ----------

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
            --------------------------------------------------------
            REAL ESTATE MANAGEMENT/SERVICES -- 0.1%
              Altisource Residential Corp...........   623  $  6,274
              Griffin Industrial Realty, Inc........     7       218
              HFF, Inc., Class A....................   426    11,344
              Marcus & Millichap, Inc.+.............   172     4,030
              RE/MAX Holdings, Inc., Class A........   210     9,124
                                                            --------
                                                              30,990
                                                            --------
            REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.1%
              Alexander & Baldwin, Inc..............   556    23,235
              BBX Capital Corp., Class A+...........    35       713
              Community Healthcare Trust, Inc.......   149     3,335
              Consolidated-Tomoka Land Co...........    47     2,381
              Forestar Group, Inc.+.................   407     4,477
              FRP Holdings, Inc.+...................    74     2,353
              RMR Group, Inc., Class A..............    81     2,782
              St. Joe Co.+..........................   600    10,620
              Stratus Properties, Inc.+.............    73     1,767
              Trinity Place Holdings, Inc.+.........   230     2,222
                                                            --------
                                                              53,885
                                                            --------
            RECREATIONAL CENTERS -- 0.0%
              ClubCorp Holdings, Inc................   765     8,836
              Planet Fitness, Inc., Class A+........   186     3,943
                                                            --------
                                                              12,779
                                                            --------
            RECREATIONAL VEHICLES -- 0.0%
              Arctic Cat, Inc.......................   155     2,323
              Malibu Boats, Inc., Class A+..........   214     3,139
              MCBC Holdings, Inc....................    90     1,003
                                                            --------
                                                               6,465
                                                            --------
            RECYCLING -- 0.0%
              Aqua Metals, Inc.+....................   126     1,128
                                                            --------
            RENTAL AUTO/EQUIPMENT -- 0.1%
              Aaron's, Inc..........................   783    19,348
              CAI International, Inc.+..............   185     1,408
              McGrath RentCorp......................   278     8,368
              Neff Corp.+ Class A...................   112     1,014
              Rent-A-Center, Inc....................   617     6,225
                                                            --------
                                                              36,363
                                                            --------
            RESEARCH & DEVELOPMENT -- 0.1%
              Albany Molecular Research, Inc.+......   308     4,802
              INC Research Holdings, Inc., Class A+.   492    22,484
              PAREXEL International Corp.+..........   624    36,354
                                                            --------
                                                              63,640
                                                            --------
            RESORTS/THEME PARKS -- 0.1%
              Marriott Vacations Worldwide Corp.....   265    16,849
              SeaWorld Entertainment, Inc...........   797    11,166
                                                            --------
                                                              28,015
                                                            --------
            RESPIRATORY PRODUCTS -- 0.5%
              Inogen, Inc.+......................... 4,301   230,835
                                                            --------
            RETAIL-APPAREL/SHOE -- 0.5%
              Abercrombie & Fitch Co., Class A......   811    11,849
              American Eagle Outfitters, Inc........ 1,985    33,824
              Ascena Retail Group, Inc.+............ 2,062    10,083
              Boot Barn Holdings, Inc.+.............   158     2,022
              Buckle, Inc...........................   339     7,068

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
           ---------------------------------------------------------
           COMMON STOCKS (CONTINUED)
           RETAIL-APPAREL/SHOE (CONTINUED)
             Caleres, Inc...........................   509  $ 12,730
             Cato Corp., Class A....................   303     8,990
             Chico's FAS, Inc....................... 1,554    18,135
             Children's Place, Inc..................   221    16,785
             Destination XL Group, Inc.+............   432     1,750
             DSW, Inc., Class A.....................   800    16,616
             Duluth Holdings, Inc.+ Class B.........   113     3,068
             Express, Inc.+.........................   885    10,638
             Finish Line, Inc., Class A.............   497     9,786
             Francesca's Holdings Corp.+............   479     7,697
             Genesco, Inc.+.........................   244    13,127
             Guess?, Inc............................   728     9,828
             Shoe Carnival, Inc.....................   169     4,288
             Stein Mart, Inc........................   370     2,227
             Tailored Brands, Inc...................   582     9,196
             Tilly's, Inc., Class A+................   138     1,281
             Vera Bradley, Inc.+....................   240     3,209
             Winmark Corp...........................    25     2,674
                                                            --------
                                                             216,871
                                                            --------
           RETAIL-APPLIANCES -- 0.0%
             Conn's, Inc.+..........................   240     2,280
                                                            --------
           RETAIL-AUTOMOBILE -- 0.2%
             America's Car-Mart, Inc.+..............    94     3,840
             Asbury Automotive Group, Inc.+.........   237    12,075
             Group 1 Automotive, Inc................   246    14,826
             Lithia Motors, Inc., Class A...........   282    24,190
             Rush Enterprises, Inc., Class A+.......   351     9,214
             Rush Enterprises, Inc., Class B+.......    77     1,956
             Sonic Automotive, Inc., Class A........   332     5,943
                                                            --------
                                                              72,044
                                                            --------
           RETAIL-BOOKSTORES -- 0.0%
             Barnes & Noble Education, Inc.+........   476     4,431
             Barnes & Noble, Inc....................   752     7,746
                                                            --------
                                                              12,177
                                                            --------
           RETAIL-BUILDING PRODUCTS -- 0.1%
             BMC Stock Holdings, Inc.+..............   656    10,857
             GMS, Inc.+.............................    83     1,725
             Lumber Liquidators Holdings, Inc.+.....   312     4,839
             Tile Shop Holdings, Inc.+..............   387     6,559
                                                            --------
                                                              23,980
                                                            --------
           RETAIL-COMPUTER EQUIPMENT -- 0.0%
             PC Connection, Inc.....................   135     3,133
                                                            --------
           RETAIL-DISCOUNT -- 0.1%
             Big Lots, Inc..........................   594    25,780
             Citi Trends, Inc.......................   170     3,376
             Fred's, Inc., Class A..................   420     3,835
             HSN, Inc...............................   372    14,024
             Ollie's Bargain Outlet Holdings, Inc.+.   239     6,537
             Tuesday Morning Corp.+.................   534     2,643
                                                            --------
                                                              56,195
                                                            --------
           RETAIL-HAIR SALONS -- 0.0%
             Regis Corp.+...........................   441     5,592
                                                            --------
           RETAIL-HOME FURNISHINGS -- 0.1%
             Haverty Furniture Cos., Inc............   233     4,136
             Kirkland's, Inc.+......................   176     2,149

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 3)
           ----------------------------------------------------------
           RETAIL-HOME FURNISHINGS (CONTINUED)
             Pier 1 Imports, Inc.....................    963 $  4,150
             Restoration Hardware Holdings, Inc.+....    460   13,326
                                                             --------
                                                               23,761
                                                             --------
           RETAIL-JEWELRY -- 0.0%
             Movado Group, Inc.......................    182    4,013
                                                             --------
           RETAIL-LEISURE PRODUCTS -- 0.0%
             MarineMax, Inc.+........................    293    5,845
             Party City Holdco, Inc.+................    319    5,184
             West Marine, Inc.+......................    218    1,744
                                                             --------
                                                               12,773
                                                             --------
           RETAIL-MAJOR DEPARTMENT STORES -- 0.0%
             Sears Holdings Corp.+...................    133    1,478
             Sears Hometown and Outlet Stores, Inc.+.    133      645
                                                             --------
                                                                2,123
                                                             --------
           RETAIL-MISC./DIVERSIFIED -- 0.2%
             Container Store Group, Inc.+............    189      922
             FirstCash, Inc..........................    565   26,668
             Five Below, Inc.+.......................    637   23,938
             Gaia, Inc.+.............................    159    1,177
             PriceSmart, Inc.........................    238   21,646
                                                             --------
                                                               74,351
                                                             --------
           RETAIL-OFFICE SUPPLIES -- 0.1%
             Office Depot, Inc.......................  6,596   20,777
                                                             --------
           RETAIL-PAWN SHOPS -- 0.0%
             EZCORP, Inc., Class A+..................    601    5,860
                                                             --------
           RETAIL-PET FOOD & SUPPLIES -- 0.0%
             Freshpet, Inc.+.........................    264    2,244
             PetMed Express, Inc.....................    235    4,669
                                                             --------
                                                                6,913
                                                             --------
           RETAIL-REGIONAL DEPARTMENT STORES -- 0.0%
             Stage Stores, Inc.......................    304    1,547
                                                             --------
           RETAIL-RESTAURANTS -- 1.7%
             Biglari Holdings, Inc.+.................     11    4,820
             BJ's Restaurants, Inc.+.................    277   10,000
             Bloomin' Brands, Inc....................  1,356   23,459
             Bob Evans Farms, Inc....................    235    9,687
             Bojangles', Inc.+.......................    116    1,717
             Buffalo Wild Wings, Inc.+...............    224   32,626
             Carrols Restaurant Group, Inc.+.........    408    5,100
             Cheesecake Factory, Inc.................    541   28,776
             Chuy's Holdings, Inc.+..................    194    5,510
             Cracker Barrel Old Country Store, Inc...    227   31,326
             Dave & Buster's Entertainment, Inc.+....    450   18,607
             Del Frisco's Restaurant Group, Inc.+....    280    4,004
             Del Taco Restaurants, Inc.+.............    274    3,674
             Denny's Corp.+.......................... 20,579  213,404
             DineEquity, Inc.........................    207   16,374
             El Pollo Loco Holdings, Inc.+...........    240    2,928
             Fiesta Restaurant Group, Inc.+..........    316    8,342
             Fogo De Chao, Inc.+.....................     58      687
             Habit Restaurants, Inc.+................    159    2,250
             J Alexander's Holdings, Inc.+...........    158    1,422
             Jack in the Box, Inc....................    388   36,367
             Jamba, Inc.+............................    150    1,582

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
            --------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            RETAIL-RESTAURANTS (CONTINUED)
              Kona Grill, Inc.+.....................     98 $  1,053
              Luby's, Inc.+.........................    230      964
              Nathan's Famous, Inc.+................     35    1,865
              Noodles & Co.+........................    130      611
              Papa John's International, Inc........    323   24,370
              Popeyes Louisiana Kitchen, Inc.+......    257   13,719
              Potbelly Corp.+.......................    283    3,693
              Red Robin Gourmet Burgers, Inc.+......    162    7,452
              Ruby Tuesday, Inc.+...................    706    2,097
              Ruth's Hospitality Group, Inc......... 11,795  186,951
              Shake Shack, Inc.+....................    185    5,900
              Sonic Corp............................    559   12,807
              Texas Roadhouse, Inc..................    788   31,930
              Wingstop, Inc.........................    186    4,977
              Zoe's Kitchen, Inc.+..................    226    5,123
                                                            --------
                                                             766,174
                                                            --------
            RETAIL-SPORTING GOODS -- 0.1%
              Big 5 Sporting Goods Corp.............    210    3,255
              Hibbett Sports, Inc.+.................    271   10,528
              Sportsman's Warehouse Holdings, Inc.+.    306    2,815
              Zumiez, Inc.+.........................    214    4,762
                                                            --------
                                                              21,360
                                                            --------
            RETAIL-TOY STORES -- 0.0%
              Build-A-Bear Workshop, Inc.+..........    161    2,174
                                                            --------
            RETAIL-VITAMINS & NUTRITION SUPPLEMENTS -- 0.0%
              GNC Holdings, Inc., Class A...........    816   10,959
              Vitamin Shoppe, Inc.+.................    286    7,164
                                                            --------
                                                              18,123
                                                            --------
            RETIREMENT/AGED CARE -- 0.0%
              Capital Senior Living Corp.+..........    334    5,334
                                                            --------
            RUBBER-TIRES -- 0.1%
              Cooper Tire & Rubber Co...............    659   24,218
                                                            --------
            RUBBER/PLASTIC PRODUCTS -- 0.1%
              Myers Industries, Inc.................    257    3,097
              Proto Labs, Inc.+.....................    293   13,097
              Trinseo SA............................    341   17,885
                                                            --------
                                                              34,079
                                                            --------
            SATELLITE TELECOM -- 0.1%
              DigitalGlobe, Inc.+...................    751   18,850
              Globalstar, Inc.+.....................  4,446    4,115
              Intelsat SA+..........................    346      938
              Iridium Communications, Inc.+.........    981    7,995
              Loral Space & Communications, Inc.+...    152    5,898
                                                            --------
                                                              37,796
                                                            --------
            SAVINGS & LOANS/THRIFTS -- 1.6%
              Astoria Financial Corp................  1,096   16,034
              Banc of California, Inc...............    581    7,727
              Bank Mutual Corp......................    486    3,791
              BankFinancial Corp....................    179    2,250
              Bear State Financial, Inc.............    213    1,883
              Beneficial Bancorp, Inc...............    837   12,137
              Berkshire Hills Bancorp, Inc..........    366   10,815
              BofI Holding, Inc.+...................    714   13,302
              Brookline Bancorp, Inc................    824   10,547

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 3)
           ----------------------------------------------------------
           SAVINGS & LOANS/THRIFTS (CONTINUED)
             BSB Bancorp, Inc.+......................    95  $  2,328
             Capitol Federal Financial, Inc.......... 1,519    22,284
             Charter Financial Corp..................   161     2,037
             Clifton Bancorp, Inc....................   259     3,960
             Dime Community Bancshares, Inc..........   371     6,010
             ESSA Bancorp, Inc.......................    96     1,294
             EverBank Financial Corp................. 1,227    23,693
             First Defiance Financial Corp...........   103     4,066
             First Financial Northwest, Inc..........   108     1,717
             Flagstar Bancorp, Inc.+.................   248     6,803
             Flushing Financial Corp.................   330     7,069
             Greene County Bancorp, Inc..............    35       602
             Hingham Institution for Savings.........    15     2,152
             Home Bancorp, Inc.......................    67     1,924
             HomeStreet, Inc.+.......................   280     7,714
             HomeTrust Bancshares, Inc.+.............   196     3,646
             Investors Bancorp, Inc.................. 3,547    43,486
             Lake Sunapee Bank Group.................    92     1,676
             Meridian Bancorp, Inc...................   574     9,155
             Meta Financial Group, Inc............... 3,986   291,974
             MutualFirst Financial, Inc..............    63     1,723
             Northfield Bancorp, Inc.................   501     8,241
             Northwest Bancshares, Inc............... 1,144    18,007
             OceanFirst Financial Corp...............   243     5,025
             Oritani Financial Corp..................   459     7,183
             Pacific Premier Bancorp, Inc.+..........   323     8,350
             Provident Financial Holdings, Inc.......    78     1,488
             Provident Financial Services, Inc.......   727    16,496
             SI Financial Group, Inc.................   131     1,710
             Southern Missouri Bancorp, Inc..........    68     1,672
             Sterling Bancorp........................ 1,510    27,180
             Territorial Bancorp, Inc................    89     2,538
             United Community Financial Corp.........   554     4,072
             United Financial Bancorp, Inc...........   596     8,767
             Washington Federal, Inc................. 1,083    29,512
             Waterstone Financial, Inc...............   301     5,102
             WSFS Financial Corp.....................   339    11,882
                                                             --------
                                                              681,024
                                                             --------
           SCHOOLS -- 0.3%
             American Public Education, Inc.+........   183     3,687
             Apollo Education Group, Inc.+........... 1,017     8,939
             Bridgepoint Education, Inc.+............   211     1,426
             Bright Horizons Family Solutions, Inc.+.   522    34,927
             Cambium Learning Group, Inc.+...........   159       824
             Capella Education Co....................   135     9,869
             Career Education Corp.+.................   796     5,723
             DeVry Education Group, Inc..............   745    16,912
             Grand Canyon Education, Inc.+...........   535    23,347
             K12, Inc.+..............................   401     4,347
             Strayer Education, Inc.+................   124     7,274
                                                             --------
                                                              117,275
                                                             --------
           SECURITY SERVICES -- 0.1%
             Alarm.com Holdings, Inc.+...............   122     3,560
             Ascent Capital Group, Inc., Class A+....   121     2,466
             Brink's Co..............................   536    21,199
             LifeLock, Inc.+......................... 1,006    16,196
                                                             --------
                                                               43,421
                                                             --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 3)
          ------------------------------------------------------------
          COMMON STOCKS (CONTINUED)
          SEISMIC DATA COLLECTION -- 0.0%
            Dawson Geophysical Co.+...................    238 $  1,559
            Geospace Technologies Corp.+..............    154    2,838
                                                              --------
                                                                 4,397
                                                              --------
          SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.3%
            Cirrus Logic, Inc.+.......................    746   40,269
            Exar Corp.+...............................    486    4,384
            Integrated Device Technology, Inc.+.......  1,606   33,260
            MaxLinear, Inc., Class A+.................    664   12,424
            Power Integrations, Inc...................    325   20,946
            Sigma Designs, Inc.+......................    426    3,110
                                                              --------
                                                               114,393
                                                              --------
          SEMICONDUCTOR EQUIPMENT -- 0.9%
            Axcelis Technologies, Inc.+...............    345    4,709
            Brooks Automation, Inc....................    809   10,541
            Cabot Microelectronics Corp...............    279   15,418
            Cohu, Inc.................................    313    3,502
            Entegris, Inc.+...........................  1,685   26,791
            FormFactor, Inc.+......................... 26,367  236,644
            MKS Instruments, Inc......................    634   31,985
            Nanometrics, Inc.+........................    280    5,849
            Photronics, Inc.+.........................    776    7,527
            Rudolph Technologies, Inc.+...............    356    6,444
            Tessera Technologies, Inc.................    585   21,703
            Ultra Clean Holdings, Inc.+...............    381    3,239
            Ultratech, Inc.+..........................    257    5,472
            Veeco Instruments, Inc.+..................    474   10,286
            Xcerra Corp.+.............................    629    3,466
                                                              --------
                                                               393,576
                                                              --------
          SILVER MINING -- 0.1%
            Hecla Mining Co...........................  4,548   27,243
                                                              --------
          SPECIFIED PURPOSE ACQUISITIONS -- 0.0%
            Wins Finance Holdings, Inc.+..............     17      502
                                                              --------
          STEEL PIPE & TUBE -- 0.1%
            Advanced Drainage Systems, Inc............    413    7,889
            Mueller Water Products, Inc., Class A.....  1,857   22,878
            Omega Flex, Inc...........................     34    1,293
            TimkenSteel Corp.+........................    468    4,797
                                                              --------
                                                                36,857
                                                              --------
          STEEL-PRODUCERS -- 0.1%
            AK Steel Holding Corp.+...................  2,826   14,695
            ALJ Regional Holdings, Inc.+..............    219      874
            Carpenter Technology Corp.................    550   17,385
            Commercial Metals Co......................  1,369   21,507
            Ryerson Holding Corp.+....................    128    1,312
            Schnitzer Steel Industries, Inc., Class A.    311    7,511
                                                              --------
                                                                63,284
                                                              --------
          STEEL-SPECIALTY -- 0.0%
            Allegheny Technologies, Inc...............  1,294   17,650
                                                              --------
          STORAGE/WAREHOUSING -- 0.1%
            Mobile Mini, Inc..........................    527   13,359
            Wesco Aircraft Holdings, Inc.+............    662    8,507
                                                              --------
                                                                21,866
                                                              --------
          SUPERCONDUCTOR PRODUCT & SYSTEMS -- 0.0%
            American Superconductor Corp.+............    138      885
                                                              --------

                                                                   VALUE
                     SECURITY DESCRIPTION                  SHARES (NOTE 3)
     ---------------------------------------------------------------------
     SUPRANATIONAL BANKS -- 0.0%
       Banco Latinoamericano de Comercio Exterior SA,
        Class E...........................................    359 $  9,682
                                                                  --------
     TELECOM EQUIPMENT-FIBER OPTICS -- 1.3%
       Acacia Communications, Inc.+.......................     61    4,251
       Ciena Corp.+.......................................  1,636   31,706
       Clearfield, Inc.+.................................. 14,270  239,022
       Finisar Corp.+.....................................  1,281   35,074
       Harmonic, Inc.+....................................    910    4,641
       KVH Industries, Inc.+..............................    178    1,415
       MRV Communications, Inc.+.......................... 19,264  219,610
       Oclaro, Inc.+......................................  1,176    8,597
       Viavi Solutions, Inc.+.............................  2,795   19,900
                                                                  --------
                                                                   564,216
                                                                  --------
     TELECOM SERVICES -- 1.8%
       Consolidated Communications Holdings, Inc..........    591   14,143
       EarthLink Holdings Corp............................  1,251    7,156
       FairPoint Communications, Inc.+....................    252    3,931
       GTT Communications, Inc.+.......................... 12,685  285,412
       Hawaiian Telcom Holdco, Inc.+......................     70    1,436
       HC2 Holdings, Inc.+................................    397    1,580
       Inteliquent, Inc...................................    387    6,498
       Lumos Networks Corp.+..............................    224    3,183
       NeuStar, Inc., Class A+............................    644   14,458
       ORBCOMM, Inc.+.....................................    770    6,876
       RigNet, Inc.+......................................    149    2,235
       Spok Holdings, Inc.................................    243    4,386
       Straight Path Communications, Inc., Class B+.......    113    2,744
       Vonage Holdings Corp.+............................. 59,036  404,987
       West Corp..........................................    515   10,156
                                                                  --------
                                                                   769,181
                                                                  --------
     TELECOMMUNICATION EQUIPMENT -- 0.1%
       ADTRAN, Inc........................................    584   10,600
       Comtech Telecommunications Corp....................    185    1,924
       Numerex Corp., Class A+............................    163    1,159
       Plantronics, Inc...................................    394   20,374
       Preformed Line Products Co.........................     27    1,161
       ShoreTel, Inc.+....................................    800    5,320
       Sonus Networks, Inc.+..............................    568    3,289
                                                                  --------
                                                                    43,827
                                                                  --------
     TELEPHONE-INTEGRATED -- 0.1%
       Cincinnati Bell, Inc.+.............................    500    9,825
       General Communication, Inc., Class A+..............    343    5,433
       IDT Corp., Class B.................................    205    3,668
       Shenandoah Telecommunications Co...................    550   14,520
       Windstream Holdings, Inc...........................  1,144    8,980
                                                                  --------
                                                                    42,426
                                                                  --------
     TELEVISION -- 0.1%
       Central European Media Enterprises, Ltd., Class A+.    910    2,229
       Gray Television, Inc.+.............................    762    6,782
       Sinclair Broadcast Group, Inc., Class A............    787   19,754
                                                                  --------
                                                                    28,765
                                                                  --------
     TEXTILE-APPAREL -- 0.6%
       Perry Ellis International, Inc.+...................    149    2,770
       Unifi, Inc.+.......................................  8,666  249,147
                                                                  --------
                                                                   251,917
                                                                  --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 3)
          ------------------------------------------------------------
          COMMON STOCKS (CONTINUED)
          TEXTILE-PRODUCTS -- 0.0%
            Culp, Inc.................................   127  $  3,556
                                                              --------
          THEATERS -- 0.1%
            AMC Entertainment Holdings, Inc., Class A.   257     8,083
            Carmike Cinemas, Inc.+....................   285     9,305
            National CineMedia, Inc...................   732    10,153
            Reading International, Inc., Class A+.....   199     2,625
                                                              --------
                                                                30,166
                                                              --------
          THERAPEUTICS -- 1.2%
            Akebia Therapeutics, Inc.+................   427     3,211
            Anika Therapeutics, Inc.+................. 7,073   313,758
            Axovant Sciences, Ltd.+...................   290     3,570
            Axsome Therapeutics, Inc.+................   131       878
            Bio-Path Holdings, Inc.+..................   989       989
            Cara Therapeutics, Inc.+..................   249     1,741
            Concert Pharmaceuticals, Inc.+............   195     1,505
            Dyax Corp. CVR+(1)(2)..................... 1,907     4,672
            Egalet Corp.+.............................   262     1,470
            Flexion Therapeutics, Inc.+...............   219     4,183
            La Jolla Pharmaceutical Co.+..............   164     2,870
            MannKind Corp.+........................... 3,864     1,612
            Mirati Therapeutics, Inc.+................   150       758
            Osiris Therapeutics, Inc.+................   236       946
            Portola Pharmaceuticals, Inc.+............   585    10,635
            Proteostasis Therapeutics, Inc.+..........    74       527
            Sarepta Therapeutics, Inc.+...............   508    19,934
            Seres Therapeutics, Inc.+.................   211     2,277
            Vital Therapies, Inc.+....................   280     1,498
            Voyager Therapeutics, Inc.+...............   138     1,656
            Xencor, Inc.+............................. 6,081   129,464
            Zafgen, Inc.+.............................   271       816
                                                              --------
                                                               508,970
                                                              --------
          TOBACCO -- 0.1%
            Alliance One International, Inc.+.........    98     1,455
            Turning Point Brands, Inc.+...............    70       864
            Universal Corp............................   263    14,255
            Vector Group, Ltd......................... 1,105    23,139
                                                              --------
                                                                39,713
                                                              --------
          TOYS -- 0.0%
            JAKKS Pacific, Inc.+......................   181     1,213
                                                              --------
          TRANSACTIONAL SOFTWARE -- 0.1%
            ACI Worldwide, Inc.+...................... 1,375    24,915
            Bottomline Technologies de, Inc.+.........   477    10,823
            InnerWorkings, Inc.+......................   458     4,035
            Synchronoss Technologies, Inc.+...........   491    18,025
                                                              --------
                                                                57,798
                                                              --------
          TRANSPORT-AIR FREIGHT -- 0.0%
            Air Transport Services Group, Inc.+.......   617     8,163
            Atlas Air Worldwide Holdings, Inc.+.......   291    12,178
                                                              --------
                                                                20,341
                                                              --------
          TRANSPORT-EQUIPMENT & LEASING -- 0.1%
            GATX Corp.................................   487    21,316
            Greenbrier Cos., Inc......................   321    10,111
            Textainer Group Holdings, Ltd.............   270     2,052
            Willis Lease Finance Corp.+...............    49     1,304
                                                              --------
                                                                34,783
                                                              --------

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ----------------------------------------------------------------
        TRANSPORT-MARINE -- 0.2%
          Ardmore Shipping Corp.........................    258 $  1,509
          Costamare, Inc................................    314    2,041
          DHT Holdings, Inc.............................  1,094    4,453
          Dorian LPG, Ltd.+.............................    287    1,616
          Frontline, Ltd................................    773    5,542
          GasLog, Ltd...................................    487    7,475
          Gener8 Maritime, Inc.+........................    466    1,967
          Golar LNG, Ltd................................  1,058   23,160
          Hornbeck Offshore Services, Inc.+.............    386    1,532
          Navios Maritime Acquisition Corp..............    960    1,219
          Nordic American Tankers, Ltd..................  1,034    8,448
          Overseas Shipholding Group, Inc., Class A.....    429    3,758
          Scorpio Bulkers, Inc.+........................    454    1,771
          Scorpio Tankers, Inc..........................  1,947    7,457
          Ship Finance International, Ltd...............    714    9,032
          Teekay Corp...................................    522    3,409
          Teekay Tankers, Ltd., Class A.................  1,388    2,956
          Tidewater, Inc................................    562      972
                                                                --------
                                                                  88,317
                                                                --------
        TRANSPORT-SERVICES -- 0.4%
          Echo Global Logistics, Inc.+..................    341    7,229
          Hub Group, Inc., Class A+.....................    398   14,507
          Matson, Inc...................................    515   20,569
          Radiant Logistics, Inc.+...................... 59,351  148,378
                                                                --------
                                                                 190,683
                                                                --------
        TRANSPORT-TRUCK -- 0.7%
          ArcBest Corp..................................    292    5,811
          Celadon Group, Inc............................    324    2,106
          Covenant Transportation Group, Inc., Class A+.    139    2,223
          Forward Air Corp..............................    354   14,627
          Heartland Express, Inc........................    547   10,065
          Knight Transportation, Inc....................    797   23,312
          Marten Transport, Ltd.........................    273    5,597
          P.A.M. Transportation Services, Inc.+.........     27      532
          Roadrunner Transportation Systems, Inc.+......    364    2,766
          Saia, Inc.+...................................    298   10,624
          Swift Transportation Co.+.....................    890   19,918
          Universal Logistics Holdings, Inc.............     98    1,220
          USA Truck, Inc.+..............................    105      864
          Werner Enterprises, Inc.......................    531   12,771
          XPO Logistics, Inc.+..........................  1,166   38,396
          YRC Worldwide, Inc.+.......................... 14,997  133,173
                                                                --------
                                                                 284,005
                                                                --------
        TRAVEL SERVICES -- 0.0%
          Liberty TripAdvisor Holdings, Inc., Class A+..    864   19,181
                                                                --------
        VENTURE CAPITAL -- 0.0%
          Safeguard Scientifics, Inc.+..................    238    2,808
                                                                --------
        VETERINARY DIAGNOSTICS -- 0.7%
          Heska Corp.+..................................  6,057  299,216
          Neogen Corp.+.................................    434   22,867
          Phibro Animal Health Corp., Class A...........    221    5,735
                                                                --------
                                                                 327,818
                                                                --------
        VITAMINS & NUTRITION PRODUCTS -- 0.1%
          Lifevantage Corp.+............................    162    1,328
          Natural Grocers by Vitamin Cottage, Inc.+.....    108    1,283

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                                                VALUE
                   SECURITY DESCRIPTION                SHARES  (NOTE 3)
      -------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      VITAMINS & NUTRITION PRODUCTS (CONTINUED)
        Natural Health Trends Corp....................     87 $     2,030
        Nature's Sunshine Products, Inc...............    100       1,255
        Nutraceutical International Corp.+............     97       2,793
        Omega Protein Corp.+..........................    259       5,776
        Synutra International, Inc.+..................    250         975
        USANA Health Sciences, Inc.+..................     60       7,710
                                                              -----------
                                                                   23,150
                                                              -----------
      WATER -- 0.2%
        American States Water Co......................    434      17,351
        Artesian Resources Corp., Class A.............     91       2,568
        California Water Service Group................    571      17,701
        Connecticut Water Service, Inc................    128       6,665
        Consolidated Water Co., Ltd...................    172       1,926
        Global Water Resources, Inc...................     97         759
        Middlesex Water Co............................    189       6,823
        SJW Corp......................................    193       9,791
        York Water Co.................................    152       4,803
                                                              -----------
                                                                   68,387
                                                              -----------
      WATER TREATMENT SYSTEMS -- 0.0%
        Energy Recovery, Inc.+........................    409       4,994
                                                              -----------
      WEB HOSTING/DESIGN -- 0.1%
        Endurance International Group Holdings, Inc.+.    715       5,255
        NIC, Inc......................................    757      17,373
        Q2 Holdings, Inc.+............................    303       8,514
        Rightside Group, Ltd.+........................    137       1,152
        Web.com Group, Inc.+..........................    505       8,131
                                                              -----------
                                                                   40,425
                                                              -----------
      WEB PORTALS/ISP -- 0.7%
        Blucora, Inc.+................................    466       6,198
        MeetMe, Inc.+................................. 63,960     312,764
                                                              -----------
                                                                  318,962
                                                              -----------
      WIRE & CABLE PRODUCTS -- 0.7%
        Belden, Inc...................................    499      32,340
        Encore Wire Corp..............................    239       8,162
        General Cable Corp............................    577       8,078
        Insteel Industries, Inc.......................  8,881     238,899
                                                              -----------
                                                                  287,479
                                                              -----------
      WIRELESS EQUIPMENT -- 0.2%
        Aerohive Networks, Inc.+......................    284       1,502
        CalAmp Corp.+.................................    425       5,491
        Gogo, Inc.+...................................    669       6,764
        InterDigital, Inc.............................    412      29,108
        Telenav, Inc.+................................    387       2,109
        Ubiquiti Networks, Inc.+......................    308      16,148
        ViaSat, Inc.+.................................    529      37,379
                                                              -----------
                                                                   98,501
                                                              -----------
      X-RAY EQUIPMENT -- 0.0%
        ViewRay, Inc.+................................     78         209
                                                              -----------
      TOTAL COMMON STOCKS
         (cost $40,343,760)...........................         42,419,513
                                                              -----------
      EXCHANGE-TRADED FUNDS -- 1.9%
        iShares Russell 2000 Index Fund
         (cost $840,392)..............................  6,931     821,324
                                                              -----------

                                                  SHARES/PRINCIPAL   VALUE
              SECURITY DESCRIPTION                     AMOUNT       (NOTE 3)
 ----------------------------------------------------------------------------
 WARRANTS -- 0.0%
 MEDICAL-BIOMEDICAL/GENE -- 0.0%
   Asterias Biotherapeutics, Inc.
    Expires 09/30/2016
    (strike price $5.00)
    (cost $16) . . . . . . . ....................           27     $        12
                                                                   -----------
 TOTAL LONG-TERM INVESTMENT SECURITIES
    (cost $41,184,168)...........................                   43,240,849
                                                                   -----------
 SHORT-TERM INVESTMENT SECURITIES -- 0.6%
 TIME DEPOSITS -- 0.6%
   Euro Time Deposit with State Street Bank and
    Trust Co.
    0.01% due 11/01/2016
    (cost $279,000)..............................     $279,000         279,000
                                                                   -----------
 TOTAL INVESTMENTS
    (cost $41,463,168)(4)........................         99.2%     43,519,849
 Other assets less liabilities...................          0.8         370,581
                                                      --------     -----------
 NET ASSETS                                              100.0%    $43,890,430
                                                      ========     ===========

--------
+  Non-income producing security
(1)Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs (see Note 3).
(2)Illiquid security. At October 31, 2016, the aggregate value of these securities was $6,252 representing 0.0% of net assets.
(3)Fair valued security. Securities are classified as Level 2 based on securities valued inputs (see Note 3).
(4)See Note 6 for cost of investments on a tax basis.

CVR -- Contingent Value Rights

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2016 (see Note 3):

                                  LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFCANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                  --------------------- ----------------- --------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks:
   Athletic Equipment............      $   191,558          $  1,580             $   --         $   193,138
   Cellular Telecom..............            9,948                --                  0               9,948
   Medical-Drugs.................        1,732,318                --                  0           1,732,318
   Therapeutics..................          504,298                --              4,672             508,970
   Other Industries..............       39,975,139                --                 --          39,975,139
Exchange-Traded Funds............          821,324                --                 --             821,324
Warrants.........................               12                --                 --                  12
Short-Term Investment Securities.               --           279,000                 --             279,000
                                       -----------          --------             ------         -----------
TOTAL INVESTMENTS AT VALUE.......      $43,234,597          $280,580             $4,672         $43,519,849
                                       ===========          ========             ======         ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no material transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016

Note 1. Organization

   SunAmerica Specialty Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Delaware Statutory Trust. The Trust consists of seven different investment funds (each a "Fund" and collectively, the "Funds") as of October 31, 2016. Each Fund is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: SunAmerica Commodity Strategy Fund (the "Commodity Strategy Fund"), SunAmerica Global Trends Fund (the "Global Trends Fund"), SunAmerica Focused Alpha Growth Fund (the "Focused Alpha Growth Fund"), SunAmerica Focused Alpha Large-Cap Fund (the "Focused Alpha Large-Cap Fund"), SunAmerica Income Explorer Fund (the "Income Explorer Fund") and SunAmerica Small-Cap Fund ("the Small-Cap Fund").

   On June 18, 2012, the Class A and Class C shares of the 2020 High Watermark Fund were closed to new investments as a result of an Early Closure Condition, as defined in the prospectus, which was caused by certain low interest rate conditions. The Class I shares of the Fund closed to new investments effective August 31, 2012 as a result of the same Early Closure Condition. This Early Closure Condition does not require the Fund to irrevocably allocate its assets to its fixed income portfolio.

   In reorganizations that occurred on January 23, 2012 (the "Reorganizations"), the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund acquired the assets and assumed the liabilities of the Focused Alpha Growth Fund, Inc. and the Focused Alpha Large-Cap Fund, Inc., respectively (each a "Predecessor Fund" and together, the "Predecessor Funds"), both closed-end registered investment companies, in exchange for Class A shares of Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund, respectively. These transactions were structured to qualify as tax-free reorganizations under the Internal Revenue Code. As a result of the Reorganizations, each of the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund carried forward the performance and accounting history of the corresponding Predecessor Fund, as each Predecessor Fund is the accounting survivor of the respective Reorganization. The most recent fiscal year end of the Predecessor Funds was December 31, 2011.

   The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective and principal investment techniques for each Fund are as follows:

   The 2020 High Watermark Fund seeks capital appreciation to the extent consistent with the preservation of capital investment gains in order to have a net asset value ("NAV") on August 31, 2020, its Protected Maturity Date, at least equal to the protected high watermark value ("Protected High Watermark Value"). The Fund seeks high total return as a secondary objective. The Protected High Watermark Value for the Fund is the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution. The Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement between the Trust, on behalf of the Fund, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to the Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. Pursuant to the Master Agreement between the Trust and PGF, the Fund pays PGF a fee at an annual rate of 0.35% of the average daily net assets of the Fund.

   If the NAV of the 2020 High Watermark Fund at its Protected Maturity Date is insufficient to satisfy the Payment Undertaking, a shareholder's ability to receive the Protected High Watermark Value will depend on the Fund's ability to collect the difference under the Master Agreement with PGF. A shareholder's ability to rely on the Master Agreement is subject to certain conditions and restrictions that may reduce, or eliminate, the Fund's ability to meet the Payment Undertaking.

   The 2020 High Watermark Fund is subject to conditions of the Master Agreement that require Trajectory Asset Management LLC ("Trajectory"), the Fund's subadviser, to provide certain information to PGF on a daily basis and to follow certain parameters and proprietary mathematical formulae in making investment allocation decisions. These limitations are designed to reduce, but do not eliminate, the risk that the Fund's assets will be insufficient to allow the Fund to redeem shares at not less than the Protected High Watermark Value on its Protected Maturity Date.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


   While Trajectory intends to meet all obligations under the Master Agreement, a failure to meet the commercially negotiated terms could permit PGF to cancel the Master Agreement and thus terminate its obligations to make any payment to the 2020 High Watermark Fund if a shortfall exists to the Payment Undertaking on the Protected Maturity Date. In this event, shareholders will not receive the Protected High Watermark Value but instead will receive the Fund's then-current net asset value when they redeem their shares, which may be lower than the Protected High Watermark Value and lower than the shareholder's initial investment.

   As described under Note 4, SunAmerica has contractually agreed to reduce its fees in the event that the 2020 High Watermark Fund becomes completely invested in fixed income securities. However, if this reduction in fees is not sufficient to reduce total annual operating expenses to an extent that they are covered by the current yield on the Fund's fixed income securities, and the Fund is within three years of its Protected Maturity Date, that date will be accelerated and the Trust's Board of Trustees will consider appropriate action under all of the circumstances as described below. PGF may, however, permit the Fund to hold a higher proportion of its assets in obligations of U.S. government agencies and instrumentalities (which generally pay higher rates of interest than direct obligations of the U.S. Treasury) in order to avoid this circumstance.

   Under the Master Agreement, if certain low interest rate conditions occur and the 2020 High Watermark Fund is within three years of its initial Protected Maturity Date, the Fund can terminate early. If the Fund terminates early under these circumstances ("Early Fund Termination"), the 2020 High Watermark Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. Thereafter, the Trust's Board of Trustees will consider appropriate action under all of the circumstances. These actions could include liquidating the Fund or continuing to operate the Fund and pursuing a strategy other than the High Watermark Strategy. Shareholders will receive 30 days' written notice of any shareholder distribution of liquidation proceeds or other action following a Protected Maturity Date or Early Fund Termination.

   Please refer to the 2020 High Watermark Fund's prospectus for additional details concerning the calculation of the Protected High Watermark Value, the Payment Undertaking, the Master Agreement, an Early Closure Condition and an Early Fund Termination.

   The Commodity Strategy Fund seeks to provide long-term total return through a strategy that is designed to provide diversified exposure to the commodities markets. The Fund seeks to achieve its investment goal by investing its assets in a combination of commodity-linked derivative instruments and fixed income securities.

   The Global Trends Fund seeks to provide capital appreciation by utilizing an actively managed rules based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income markets, currencies and commodities.

   The Focused Alpha Growth Fund seeks to provide growth of capital through active trading of equity securities of large, small and mid-cap companies.

   The Focused Alpha Large-Cap Fund seeks to provide growth of capital through active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large-cap companies. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in large-cap companies.

   The Income Explorer Fund seeks to provide high current income with a secondary objective of capital appreciation primarily by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the Fund expects to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

   The Small-Cap Fund seeks to provide long-term growth of capital by strategically allocating its assets between a small-cap index strategy and a micro-cap growth strategy.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


   Each Fund, except for the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund, is a "diversified" Fund within the meaning of the 1940 Act.

   Each Fund offers multiple classes of shares of beneficial interest. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class C shares are offered at net asset value and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Class C shares of the 2020 High Watermark Fund will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class I shares are offered at net asset value per share. The class is offered exclusively to participants in certain employee retirement plans and other programs.

   Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds' registration statement. Class A and Class C shares make distribution and account maintenance fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act except that Class C shares are subject to higher distribution fee rates. Class I shares and Class W shares have not adopted 12b-1 Plans and make no payments thereunder, however, Class I shares and Class W shares pay a service fee to the Funds' distributor for administrative and shareholder services (see Note 4).

   Class A shares acquired in connection with the Reorganizations were subject to a redemption fee of 1.00% of the total redemption amount (calculated at net asset value) on fund shares redeemed or exchanged on or before April 20, 2012. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative daily net assets of each class.

   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Basis for consolidation for the SunAmerica Commodity Strategy Cayman Fund, Ltd. and SunAmerica Global Trends Cayman Fund, Ltd.

   The SunAmerica Commodity Strategy Cayman Fund, Ltd. (the "Commodity Strategy Subsidiary"), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Commodity Strategy Fund. The Commodity Strategy Subsidiary commenced operations on May 22, 2009 and was organized as a wholly-owned subsidiary of the Commodity Strategy Fund in order to effect certain investments on behalf of the Commodity Strategy Fund consistent with the investment objectives and policies in the Commodity Strategy Fund's prospectus and statement of additional information. With respect to its investments, the Commodity Strategy Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Commodity Strategy Fund; however, the Commodity Strategy

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

   Subsidiary (unlike the Commodity Strategy Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments that may otherwise be limited if purchased by the Commodity Strategy Fund due to federal tax requirements relating to qualifying income. The Commodity Strategy Fund and Commodity Strategy Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Commodity Strategy Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Commodity Strategy Fund. The Commodity Strategy Fund may invest up to 25% of its assets in the Commodity Strategy Subsidiary. As of October 31, 2016, net assets of the Commodity Strategy Fund were $40,664,209, of which approximately $7,716,669, or approximately 19.0%, represented the Commodity Strategy Fund's ownership of all issued shares and voting rights of the Commodity Strategy Subsidiary.

   The SunAmerica Global Trends Cayman Fund, Ltd. (the "Global Trends Subsidiary"), a Cayman Islands exempted company, was incorporated on March 17, 2011, and is a wholly-owned subsidiary of the Global Trends Fund. The Global Trends Subsidiary commenced operations on June 17, 2011 and was organized as a wholly-owned subsidiary of the Global Trends Fund in order to effect certain investments on behalf of the Global Trends Fund consistent with the investment objectives and policies in the Global Trends Fund's prospectus and statement of additional information. With respect to its investments, the Global Trends Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Global Trends Fund; however, the Global Trends Subsidiary (unlike the Global Trends Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Global Trends Fund due to federal tax requirements relating to qualifying income. The Global Trends Fund and Global Trends Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Global Trends Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Global Trends Fund. The Global Trends Fund may invest up to 25% of its assets in the Global Trends Subsidiary. As of October 31, 2016, net assets of the Global Trends Fund were $38,332,594, of which approximately $7,777,095, or approximately 20.3%, represented the Global Trends Fund's ownership of all issued shares and voting rights of the Global Trends Subsidiary.

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   SECURITY VALUATION: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (the "Board") , etc.)
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of the Funds' assets and liabilities classified in the fair value hierarchy as of October 31, 2016 is reported on a schedule following each Fund's Portfolio of Investments.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

   Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service, and are generally categorized as Level 1. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange on which they are traded, and are generally categorized as Level 1.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


   Option contracts traded in the over-the-counter ("OTC") market are valued based upon the average of quotations received from at least two brokers in such securities or currencies, and are generally categorized as Level 1. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded over the counter are valued at a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Forward foreign currency contracts ("forward contracts") are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

   The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   DERIVATIVE INSTRUMENTS:

   Futures: During the period, the 2020 High Watermark Fund invested in exchange traded S&P 500 Index futures to generate equity market exposure. The Commodity Strategy Fund entered into futures transactions for investment purposes in order to provide exposure to commodities. The Global Trends Fund entered into futures transactions for investment purposes in order to provide exposure to U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income and commodities.

   A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the "broker"). Subsequent payments are made or received by a Fund as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded in the Statements of Assets and Liabilities as variation margin for changes in the value of the contract and as due to/from broker for the changes in the value of the initial margin requirement. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The primary risk to a Fund of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security(ies). Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While a Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to a Fund since exchange-traded futures contracts are centrally cleared.

   Futures contracts outstanding at the end of the period, if any, are reported on a schedule following each Fund's Portfolio of Investments.

   Forward Foreign Currency Contracts: During the period, the Global Trends Fund used forward contracts for investment purposes in order to gain currency exposure.

   A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

   rate and the cumulative change in market value is recorded by a Fund as unrealized appreciation or depreciation. On the settlement date, a Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   For federal income tax purposes, the Income Explorer Fund has made an election to treat gains and losses from forward foreign currency contracts as capital gains and losses.

   Risks to a Fund of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Fund's loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund's maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statement of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

   Forward foreign currency contracts outstanding at the end of the period, if any, are reported on a schedule following each Fund's Portfolio of Investments.

   Options: During the period, the Commodity Strategy Fund used options contracts to provide exposure to commodities.

   An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Fund's Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the OTC market.

   Risks to the Funds of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

   Option contracts outstanding at the end of the period, if any, are reported on a schedule following each Fund's Portfolio of Investments.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


Transactions in options written during the year ended October 31, 2016 are summarized as follows:

                                                      WRITTEN OPTIONS
                                                      FUTURE CONTRACTS
                                                     ------------------
                                                         COMMODITY
                                                       STRATEGY FUND#
                                                     ------------------
                                                     NUMBER OF PREMIUMS
                                                     CONTRACTS RECEIVED
                                                     --------- --------
Options outstanding as of October 31, 2015..........    78     $141,017
Options written.....................................    49       21,567
Options terminated in closing purchase transactions.    48       85,980
Options exercised...................................    --           --
Options expired.....................................    64       29,618
                                                        --     --------
Options outstanding as of October 31, 2016..........    15     $ 46,986
                                                        ==     ========

--------
#  Consolidated (see Note 2)

   Swap Contracts: Certain Funds may enter into credit default, interest rate, equity and/or total return swap contracts. Swap contracts are privately negotiated in the OTC market and may be entered into as a bilateral contract or a centrally cleared contract ("centrally cleared swaps"). In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the "CCP") and a Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as due from broker. Unlike a bilateral swap contract, for centrally cleared swaps, a Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swaps are marked-to-market daily and the changes in value are recorded as an unrealized gain (loss). The daily change in valuation of swap contracts, if any, is recorded as unrealized appreciation (depreciation) on swap contracts. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Upfront payments and receipts on swap contracts are amortized on a daily basis. Net periodic payments made or received by a Fund are included as part of realized gain (loss).

   Equity Swap Agreements: During the period, the Commodity Strategy Fund used equity swaps, a type of total return swap, for investment purposes in order to provide exposure to commodities.

   Equity swaps are contracts that are typically entered into for the purpose of investing in a security or index without owning or taking physical custody of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

   The counterparty to an equity swap will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks.

   Therefore, the return to the Fund on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


   The Fund will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets.

   Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund's risk of loss consists of the net discounted amount of payments that the Fund is contractually entitled to receive, if any. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.

   Equity swap contracts outstanding at the end of the period, if any, are reported on a schedule following the Fund's Portfolio of Investments.

   Risks of Entering into Swap Agreements: Risks to a Fund of entering into credit default swaps, equity swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, a Fund may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset's perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that a subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, a Fund may suffer a loss.

   Risks of Commodity-Linked Derivatives: Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. The commodity-linked derivative instruments in which certain of the Funds invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Fund earns from these swaps as compared to the index.

   Master Agreements: Certain Funds that hold derivative instruments and other financial instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements or similar agreements ("Master Agreements") with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by a Fund and applicable counterparty. Collateral requirements are generally determined based on a Fund's net position with each counterparty. Master Agreements may also include certain provisions that require a Fund to post additional collateral upon the occurrence of certain events, such as when a Fund's net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Fund may also occur upon a decline in a Fund's net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty's long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty's credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Fund's counterparties to elect early termination could cause a Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Fund's financial statements. The Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


   The following tables represent the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and the respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the year ended October 31, 2016. The derivative contracts held during the period are not accounted for as hedging instruments under GAAP. For a detailed presentation of derivatives held as of October 31, 2016, please refer to a schedule following each Fund's Portfolio of Investments.

                                                            ASSET DERIVATIVES
                     -----------------------------------------------------------------------------------------------
                                                                                                 FOREIGN
                      INTEREST RATE      EQUITY                                                  EXCHANGE
                        CONTRACTS       CONTRACTS               COMMODITY CONTRACTS             CONTRACTS
                     --------------- --------------- ----------------------------------------- ------------
                                                                                                 FOREIGN
                         FUTURES         FUTURES         FUTURES       OPTIONS        SWAP       EXCHANGE
FUND                 CONTRACTS(1)(8) CONTRACTS(1)(8) CONTRACTS(1)(8) PURCHASED(2) CONTRACTS(6) CONTRACTS(3)  TOTAL
----                 --------------- --------------- --------------- ------------ ------------ ------------ --------
2020 High Watermark.     $   --            $--          $     --       $    --        $--        $    --    $     --
Commodity Strategy..         --             --           101,587        21,419         --             --     123,006
Global Trends.......      2,071             --             6,612            --         --         43,164      51,847

                                                         LIABILITY DERIVATIVES
                     ---------------------------------------------------------------------------------------------
                                                                                               FOREIGN
                      INTEREST RATE      EQUITY                                                EXCHANGE
                        CONTRACTS       CONTRACTS              COMMODITY CONTRACTS            CONTRACTS
                     --------------- --------------- --------------------------------------- ------------
                                                                                               FOREIGN
                         FUTURES         FUTURES         FUTURES      OPTIONS       SWAP       EXCHANGE
FUND                 CONTRACTS(1)(6) CONTRACTS(1)(8) CONTRACTS(1)(8) WRITTEN(4) CONTRACTS(7) CONTRACTS(5)  TOTAL
----                 --------------- --------------- --------------- ---------- ------------ ------------ --------
2020 High Watermark.       $--           $   185        $     --      $    --       $--        $    --    $    185
Commodity Strategy..        --                --         416,390       58,236        --             --     474,626
Global Trends.......        --            17,745          73,210           --        --         79,716     170,671

--------
STATEMENT OF ASSETS AND LIABILITIES LOCATION:
(1)Variation margin on futures contracts
(2)Investments, at value
(3)Unrealized appreciation on forward foreign currency contracts
(4)Call and put options written, at value
(5)Unrealized depreciation on forward foreign currency contracts
(6)Unrealized appreciation on swap contracts
(7)Unrealized depreciation on swap contracts
(8)The variation margin on futures contracts is included in the cumulative appreciation (depreciation) as reported on each Fund's Portfolio of Investments in the following amounts:

                                 CUMULATIVE
                                APPRECIATION
FUND                           (DEPRECIATION)
----                           --------------
2020 High Watermark Fund......   $  (2,600)
SunAmerica Commodity Strategy.    (424,844)
SunAmerica Global Trends......    (182,967)

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


                           REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN STATEMENT OF OPERATIONS
                     ----------------------------------------------------------------------------------------------------
                       INTEREST                                                                  FOREIGN
                         RATE           EQUITY                                                   EXCHANGE
                      CONTRACTS       CONTRACTS             COMMODITY CONTRACTS                 CONTRACTS
                     ------------    ------------   -----------------------------------------  ------------
                                                                                                 FOREIGN
                       FUTURES         FUTURES        FUTURES                       SWAP         EXCHANGE
FUND                 CONTRACTS(1)    CONTRACTS(1)   CONTRACTS(1)    OPTIONS*    CONTRACTS(1)   CONTRACTS(2)     TOTAL
----                 ------------    ------------   ------------    ---------   ------------   ------------    ---------
2020 High Watermark.   $     --      $    13,639     $      --     $      --     $      --       $     --     $  13,639
Commodity Strategy..         --               --        (7,136)     (114,076)     (518,086)            --      (639,298)
Global Trends.......    674,021       (1,153,804)     (216,503)           --            --        173,849      (522,437)

                     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN STATEMENT OF OPERATIONS
                     ----------------------------------------------------------------------------------------------------
                       INTEREST                                                                  FOREIGN
                         RATE           EQUITY                                                   EXCHANGE
                      CONTRACTS       CONTRACTS             COMMODITY CONTRACTS                 CONTRACTS
                     ------------    ------------   -----------------------------------------  ------------
                                                                                                 FOREIGN
                       FUTURES         FUTURES        FUTURES                       SWAP         EXCHANGE
FUND                 CONTRACTS(3)    CONTRACTS(3)   CONTRACTS(3)    OPTIONS*    CONTRACTS(3)   CONTRACTS(4)     TOTAL
----                 ------------    ------------   ------------    ---------   ------------   ------------    ---------
2020 High Watermark.   $     --      $    (9,628)    $      --     $      --     $      --       $     --     $  (9,628)
Commodity Strategy..         --               --      (489,354)       10,837            --             --      (478,517)
Global Trends.......    (48,070)          12,635      (182,068)           --            --        (17,689)     (235,192)

--------
*  Includes amounts relating to purchased and written options as follows:

                                               CHANGE IN UNREALIZED
                                                   APPRECIATION
                    REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
                    DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
                    STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
                    ------------------------  ------------------------
                      COMMODITY CONTRACTS       COMMODITY CONTRACTS
                    ------------------------  ------------------------
                      OPTIONS      OPTIONS      OPTIONS      OPTIONS
                    PURCHASED(6)  WRITTEN(1)  PURCHASED(5)  WRITTEN(3)
                    ------------  ----------  ------------  ----------
Commodity Strategy.   $(43,753)    $(70,323)    $18,604      $(7,767)

--------
STATEMENT OF OPERATIONS LOCATION:
(1)Net realized gain (loss) on futures contracts, written options contracts and swap contracts
(2)Net realized foreign exchange gain (loss) on other assets and liabilities
(3)Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts
(4)Change in unrealized foreign exchange gain (loss) on other assets and liabilities
(5)Change in unrealized appreciation (depreciation) on investments
   (unaffiliated)
(6)Net realized gain (loss) on investments (unaffiliated)

   The following table represents the average monthly balances of derivatives held during the year ended October 31, 2016.

                                            AVERAGE AMOUNT OUTSTANDING DURING THE PERIOD
                     ------------------------------------------------------------------------------------------
                                    FOREIGN     PURCHASED    PURCHASED   TOTAL RETURN   WRITTEN      WRITTEN
                       FUTURES      EXCHANGE   CALL OPTIONS PUT OPTIONS      SWAP     CALL OPTION   PUT OPTION
FUND                 CONTRACTS(1) CONTRACTS(2) CONTRACTS(1) CONTRACTS(1) CONTRACTS(1) CONTRACTS(1) CONTRACTS(1)
----                 ------------ ------------ ------------ ------------ ------------ ------------ ------------
2020 High Watermark. $   103,673   $       --    $    --       $   --    $        --     $   --      $    --
Commodity Strategy..  35,580,001           --     18,425        7,643     14,741,703      2,352       17,886
Global Trends.......  24,878,092    8,504,060         --           --             --         --           --

--------
(1)Amounts represent values in US dollars.
(2)Amounts represent notional amounts in US dollars.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


   The following tables set forth the Funds' derivative assets and liabilities by counterparty, net of amount available for offset under Master Agreements and net of related collateral pledged/(received) as of October 31, 2016. The repurchase agreements held by the Funds as of October 31, 2016 are subject to Master Agreements but are not included in the following tables. See the Portfolio of Investments and Notes to the Financial Statements for more information about the Funds' holdings in repurchase agreements.

                                     COMMODITY STRATEGY
                -------------------------------------------------------------
                    DERIVATIVE ASSETS/(1)/       DERIVATIVE LIABILITIES/(1)/
                ------------------------------- -----------------------------
                 FORWARD                         FORWARD                           NET
                 FOREIGN                         FOREIGN                       DERIVATIVE     COLLATERAL
                CURRENCY   OTC   OPTIONS        CURRENCY   OTC  OPTIONS          ASSETS        PLEDGED/
 COUNTERPARTY   CONTRACTS SWAPS PURCHASED TOTAL CONTRACTS SWAPS WRITTEN TOTAL (LIABILITIES) (RECEIVED)/(2)/ NET AMOUNT/(3)/
--------------- --------- ----- --------- ----- --------- ----- ------- ----- ------------- --------------  --------------
Chase Bank NA..    $--     $--     $--     $--     $--     $--    $--    $--       $--           $--             $--
Goldman Sachs
 International.     --      --      --      --      --      --     --     --        --            --              --
                   ---     ---     ---     ---     ---     ---    ---    ---       ---           ---             ---
TOTAL..........    $--     $--     $--     $--     $--     $--    $--    $--       $--           $--             $--
                   ===     ===     ===     ===     ===     ===    ===    ===       ===           ===             ===

--------
(1)Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

                                                    GLOBAL TRENDS FUND
                             -----------------------------------------------------------------
                                  DERIVATIVE ASSETS/(1)/         DERIVATIVE LIABILITIES/(1)/
                             --------------------------------- -------------------------------
                              FORWARD                           FORWARD                             NET
                              FOREIGN                           FOREIGN                         DERIVATIVE     COLLATERAL
                             CURRENCY   OTC   OPTIONS          CURRENCY   OTC  OPTIONS            ASSETS        PLEDGED/
       COUNTERPARTY          CONTRACTS SWAPS PURCHASED  TOTAL  CONTRACTS SWAPS WRITTEN  TOTAL  (LIABILITIES) (RECEIVED)/(2)/
---------------------------- --------- ----- --------- ------- --------- ----- ------- ------- ------------- --------------
Barclays Bank PLC...........  $    --   $--     $--    $    --  $11,093   $--    $--   $11,093   $(11,093)        $--
BNP Paribas SA..............   11,326    --      --     11,326       --    --     --        --     11,326          --
Goldman Sachs International.    2,684    --      --      2,684    4,246    --     --     4,246     (1,562)         --
Morgan Stanley & Co.
 International PLC..........    8,622    --      --      8,622   39,792    --     --    39,792    (31,170)         --
Standard Chartered Bank.....   20,532    --      --     20,532   24,585    --     --    24,585     (4,053)         --
                              -------   ---     ---    -------  -------   ---    ---   -------   --------         ---
TOTAL.......................  $43,164   $--     $--    $43,164  $79,716   $--    $--   $79,716   $(36,552)        $--
                              =======   ===     ===    =======  =======   ===    ===   =======   ========         ===







       COUNTERPARTY          NET AMOUNT/(3)/
---------------------------- --------------
Barclays Bank PLC...........    $(11,093)
BNP Paribas SA..............      11,326
Goldman Sachs International.      (1,562)
Morgan Stanley & Co.
 International PLC..........     (31,170)
Standard Chartered Bank.....      (4,053)
                                --------
TOTAL.......................    $(36,552)
                                ========

--------
(1)Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


   As of October 31, 2016, the following Funds held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    4.09%   $3,685,000
Commodity Strategy Subsidiary.    1.27     1,145,000
Global Trends.................    8.01     7,210,000
Global Trends Subsidiary......    1.98     1,785,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Bank of America Securities LLC, dated October 31, 2016, bearing interest at a rate of 0.30% per annum, with a principal amount of $90,000,000, a repurchase price of $90,000,750, and a maturity date of November 1, 2016. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   1.38%  01/31/2021 $40,512,500 $40,833,677
U.S. Treasury Notes.   2.00%  08/31/2021  49,354,700  51,012,100

   As of October 31, 2016, the following Funds held an undivided interest in the joint repurchase agreement with Barclays Capital, Inc.:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    4.09%   $2,455,000
Commodity Strategy Subsidiary.    1.27       760,000
Global Trends.................    8.01     4,805,000
Global Trends Subsidiary......    1.98     1,190,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Barclays Capital, Inc., dated October 31, 2016, bearing interest at a rate of 0.32% per annum, with a principal amount of $60,000,000, a repurchase price of $60,000,533, and a maturity date of November 1, 2016. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Bonds.   3.00%  05/15/2045 $55,827,000 $61,055,963

   As of October 31, 2016, the following Funds held an undivided interest in the joint repurchase agreement with BNP Paribas SA:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    4.09%   $2,455,000
Commodity Strategy Subsidiary.    1.27       760,000
Global Trends.................    8.01     4,805,000
Global Trends Subsidiary......    1.98     1,190,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   BNP Paribas SA, dated October 31, 2016, bearing interest at a rate of 0.32% per annum, with a principal amount of $60,000,000, a repurchase price of $60,000,533, and a maturity date of November 1, 2016. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   2.75%  02/15/2024 $56,601,200 $61,209,375

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


   As of October 31, 2016, the following Funds held an undivided interest in the joint repurchase agreement with Deutsche Bank AG:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    4.11%   $3,740,000
Commodity Strategy Subsidiary.    1.28     1,170,000
Global Trends.................    8.02     7,305,000
Global Trends Subsidiary......    2.00     1,820,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Deutsche Bank AG, dated October 31, 2016, bearing interest at a rate of 0.35% per annum, with a principal amount of $91,055,000, a repurchase price of $91,055,885, and a maturity date of November 1, 2016. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Bonds.   3.00%  05/15/2045 $85,087,000 $93,056,563

   As of October 31, 2016, the following Funds held an undivided interest in the joint repurchase agreement with RBS Securities, Inc.:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    4.09%   $3,070,000
Commodity Strategy Subsidiary.    1.27       955,000
Global Trends.................    8.01     6,010,000
Global Trends Subsidiary......    1.99     1,490,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   RBS Securities, Inc., dated October 31, 2016, bearing interest at a rate of 0.28% per annum, with a principal amount of $75,000,000, a repurchase price of $75,000,583, and a maturity date of November 1, 2016. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   3.13%  05/15/2019 $71,609,000 $76,528,119

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis.

   Interest income is accrued daily from settlement date except when collection is not expected. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

   Distributions received from Real Estate Investment Trusts ("REIT") investments are recharacterized based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The amount recharacterized as ordinary income is recorded as dividend income and the amount recharacterized as capital gain is recorded as realized gain in the Statement of Operations. The amount recharacterized as return of capital is recorded as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


   Expenses common to all Funds are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Dividends from net investment income, if any, are normally paid monthly for the Income Explorer Fund. All other Funds pay annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and the net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013 -2015 or expected to be taken in each Funds' 2016 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2013.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the Period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

Note 4. Investment Advisory and Management Agreements, Distribution and Service Agreements

   The Trust, on behalf of each Fund, has entered into Investment Advisory and Management Agreements (the "Agreements") with SunAmerica. Under the Agreements, SunAmerica provides continuous supervision of each Fund's portfolio and administrative affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Funds with office facilities,

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

   maintains certain of the Funds' books and records, pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates and oversees the performance of services provided to the Funds by third parties. Pursuant to the Agreements, the Funds pay SunAmerica a management fee at an annual rate based on average daily net assets, which is computed daily and payable monthly, as follows:

FUND                          PERCENTAGE
----                          ----------
2020 High Watermark Fund(1)..    0.65%
Commodity Strategy Fund......    1.00
Global Trends Fund...........    1.10
Focused Alpha Growth Fund....    1.00
Focused Alpha Large-Cap Fund.    1.00
Income Explorer Fund.........    1.00
Small-Cap Fund...............    1.00

--------
(1)If the 2020 High Watermark Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40%, for the remainder of the investment period.

   The Commodity Strategy Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Commodity Strategy Subsidiary. In consideration of these services, the Commodity Strategy Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Commodity Strategy Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Commodity Strategy Fund in an amount equal to the management fee paid by the Commodity Strategy Subsidiary to SunAmerica (the "Commodity Strategy Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Commodity Strategy Subsidiary is in place. For the year ended October 31, 2016, the amount of advisory fees waived was $82,318.

   The Global Trends Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Global Trends Subsidiary. In consideration of these services, the Global Trends Subsidiary pays SunAmerica a management fee at the annual rate of 1.10% of average daily net assets of the Global Trends Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Global Trends Fund in an amount equal to the management fee paid by the Global Trends Subsidiary to SunAmerica (the "Global Trends Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Global Trends Subsidiary is in place. For the year ended
   October 31, 2016, the amount of advisory fees waived was $99,291.

   Pursuant to the Subadvisory Agreement between SunAmerica, Trajectory and the Trust (the "High Watermark Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities to Trajectory. Trajectory's fee will be 43% of the net management fee. The term "net management fee" means the gross management fee less any fund waivers and/or reimbursement made by SunAmerica. SunAmerica has agreed to pay Trajectory a minimum annual fee equal to 0.20% of the 2020 High Watermark Fund's average daily net assets, accrued daily and payable monthly (the "Minimum Fee"). Effective October 1, 2014, the High Watermark Subadvisory Agreement was amended with respect to the Minimum Fee (the "Minimum Fee Agreement"). In particular, effective as of October 1, 2015 until October 31, 2016, the Minimum Fee is equal to the greater of 0.20% of the Fund's average daily net assets, accrued daily and payable monthly, or $38,500 per month. The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of Trustees who are not parties to the High Watermark Subadvisory Agreement or interested persons of any such party. Payments to Trajectory for its services are made by SunAmerica, not by the Funds. Notwithstanding the Minimum Fee Agreement, the continuation of the Minimum Fee was most recently approved at the June 7, 2016 board meeting to continue in effect until October 31, 2017.

   Pursuant to the Subadvisory Agreement between SunAmerica and Wellington Management Company LLP ("Wellington") (the "Commodity Strategy Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of the Commodity Strategy Fund to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.40% of the average daily net assets of the Fund. Pursuant to a Subadvisory Agreement between SunAmerica and Wellington with respect to the Commodity Strategy Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Commodity Strategy Subsidiary to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.40% of average daily net assets of the

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

   Commodity Strategy Subsidiary. Payments to Wellington for its services are made by SunAmerica, not by the Fund. Wellington has contractually agreed to waive the subadvisory fee it receives with respect to the Commodity Strategy Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington with respect to the Commodity Strategy Subsidiary. This waiver may not be terminated by Wellington and will remain in effect for as long as the contract with the Commodity Strategy Subsidiary is in place.

   Pursuant to the Subadvisory Agreement between SunAmerica and Wellington (the "Global Trends Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of Global Trends Fund to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of the average daily net assets of the Fund on the first $1 billion and 0.40% thereafter. Pursuant to a Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Global Trends Subsidiary to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of average daily net assets of the Global Trends Subsidiary on the first $1 billion and 0.40% thereafter. Payments to Wellington for its services are made by SunAmerica, not by the Fund. Wellington has contractually agreed to waive the subadvisory fee it receives with respect to the Global Trends Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington with respect to the Global Trends Subsidiary. This waiver may not be terminated by Wellington and will remain in effect for as long as Wellington's contract with the Global Trends Subsidiary is in place.

   Pursuant to the Subadvisory Agreement between SunAmerica and Marisco Capital Management, LLC ("Marisco"), and the Subadvisory Agreement between SunAmerica and BAMCO, Inc. ("BAMCO"), SunAmerica has delegated portfolio management responsibilities of the Focused Alpha Growth Fund to Marisco and BAMCO. SunAmerica pays Marisco and BAMCO a fee equal to a percentage of the average daily total assets of the Fund allocated to each Subadviser. For the year ended October 31, 2016, SunAmerica paid Marisco and BAMCO at an aggregate annual rate of 0.47% of the Fund's average daily total net assets. Marsico is responsible for managing the large-cap portion of the Fund and BAMCO is responsible for managing the small- and mid-cap portion of the Fund. Each subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Marisco and the Subadvisory Agreement between SunAmerica and Blackrock Investment Management, LLC ("Blackrock"), SunAmerica has delegated portfolio management responsibilities of the Focused Alpha Large-Cap Fund to Marisco and Blackrock. SunAmerica pays Marisco and Blackrock a fee equal to a percentage of the average daily total assets of the Fund allocated to each Subadviser. For the year ended October 31, 2016, SunAmerica paid Marisco and Blackrock at an aggregate annual rate of 0.40% of the Fund's average daily total net assets. Marsico is responsible for managing the large-cap growth portion of the Fund and Blackrock is responsible for managing the large-cap value portion of the Fund. Each Subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the subadvisory agreement between SunAmerica and Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), SunAmerica has delegated a portion of portfolio management responsibilities of the Income Explorer Fund to Cohen & Steers. For its services under the Subadvisory Agreement, Cohen & Steers will receive a subadvisory fee at an annual rate of 0.40% of the average daily net assets on the first $200 million, 0.35% on the next $200 million and 0.30% thereafter of the portion of the Fund that it manages. Cohen and Steers is paid by SunAmerica and not by the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Cadence Capital Management, LLC ("Cadence"), SunAmerica has delegated a portion of portfolio management responsibilities of the Small-Cap Fund to Cadence. Cadence is responsible for managing the micro-cap growth portion of the Fund. For its services under the Subadvisory Agreement, Cadence will receive a subadvisory fee at an annual rate of 0.50% of the average daily net assets of the portion of the Fund that it manages. Cadence is paid by SunAmerica and not by the Fund.

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Funds' annual Fund operating expense at the following percentages of each Class's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual Fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Fund's business. The contractual expense fee

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

   waivers and expense reimbursements will continue in effect indefinitely, unless terminated by the Trustees, including a majority of the Disinterested Trustees.

FUND                             PERCENTAGE
----                             ----------
2020 High Watermark Class A.....    1.65%
2020 High Watermark Class C.....    2.30
2020 High Watermark Class I.....    1.18
Commodity Strategy Class A......    1.72
Commodity Strategy Class C......    2.37
Commodity Strategy Class W......    1.52
Global Trends Class A...........    1.85
Global Trends Class C...........    2.50
Global Trends Class W...........    1.65
Focused Alpha Growth Class A....    1.72
Focused Alpha Growth Class C....    2.37
Focused Alpha Growth Class W....    1.52
Focused Alpha Large-Cap Class A.    1.72
Focused Alpha Large-Cap Class C.    2.37
Focused Alpha Large-Cap Class W.    1.52
Income Explorer Class A.........    1.72
Income Explorer Class C.........    2.37
Income Explorer Class W.........    1.52
Small-Cap Class A...............    1.72
Small-Cap Class C...............    2.37
Small-Cap Class W...............    1.52

   Any contractual waivers and/or reimbursements made by SunAmerica with respect to a Fund, with the exception of the Subsidiary management fee waivers, are subject to recoupment from the Funds within two years after the occurrence of any such waivers and/or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

   SunAmerica may also voluntarily waive fees and/or reimburse expenses, including to increase the investment return to the Funds' investors or, with respect to the 2020 High Watermark Fund, to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time. The exact amount of such waivers and/or reimbursements may change on a day-to-day basis. For the year ended October 31, 2016, SunAmerica voluntarily waived and/or reimbursed expenses in the amount of $135,497 for 2020 High Watermark Fund.

   For the year ended October 31, 2016, pursuant to the contractual expense limitations referred above, SunAmerica has waived or reimbursed expenses as follows:

                                 OTHER
                                EXPENSES
FUND                           REIMBURSED
----                         --------------
2020 High Watermark.........    $ 87,641
Commodity Strategy..........     149,957
Global Trends...............      22,366
Focused Alpha Growth........          --
Focused Alpha Large-Cap.....          --
Income Explorer.............      56,703
Small-Cap...................      12,417

                             CLASS SPECIFIC
                                EXPENSES
FUND                           REIMBURSED
----                         --------------
2020 High Watermark Class A.    $ 47,892
2020 High Watermark Class C.      18,496
2020 High Watermark Class I.      53,940

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                 CLASS SPECIFIC
                                    EXPENSES
FUND                               REIMBURSED
----                             --------------
Commodity Strategy Class A......    $102,005
Commodity Strategy Class C......      24,496
Commodity Strategy Class W......      19,379
Global Trends Class A...........      91,951
Global Trends Class C...........      30,337
Global Trends Class W...........      18,580
Focused Alpha Growth Class A....      17,847
Focused Alpha Growth Class C....       9,492
Focused Alpha Growth Class W....      11,684
Focused Alpha Large-Cap Class A.          --
Focused Alpha Large-Cap Class C.       7,076
Focused Alpha Large-Cap Class W.      12,013
Income Explorer Class A.........      69,616
Income Explorer Class C.........      21,422
Income Explorer Class W.........      14,961
Small-Cap Class A...............     108,535
Small-Cap Class C...............      15,918
Small-Cap Class W...............      14,648

   For the year ended October 31, 2016, the amounts recouped by SunAmerica are as follows:

                                     OTHER
                                    EXPENSES
FUND                                RECOUPED
----                             --------------
2020 High Watermark.............    $    --
Commodity Strategy..............         --
Global Trends...................         --
Focused Alpha Growth............         --
Focused Alpha Large-Cap.........         --
Income Explorer.................         --
Small-Cap.......................         --

                                 CLASS SPECIFIC
                                    EXPENSES
FUND                                RECOUPED
----                             --------------
2020 High Watermark Class A.....    $    --
2020 High Watermark Class C.....         --
2020 High Watermark Class I.....         --
Commodity Strategy Class A......         --
Commodity Strategy Class C......         --
Commodity Strategy Class W......         --
Global Trends Class A...........         --
Global Trends Class C...........         --
Global Trends Class W...........         --
Focused Alpha Growth Class A....     17,847
Focused Alpha Growth Class C....      9,492
Focused Alpha Growth Class W....     11,684
Focused Alpha Large-Cap Class A.         --
Focused Alpha Large-Cap Class C.      7,076
Focused Alpha Large-Cap Class W.      3,306
Income Explorer Class A.........         --
Income Explorer Class C.........         --
Income Explorer Class W.........         --
Small-Cap Class A...............         --
Small-Cap Class C...............         --
Small-Cap Class W...............         --

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


   At October 31, 2016, expenses previously waived and/or reimbursed by SunAmerica that are subject to recoupment and expire during the time periods indicated are as follows:

                                     OTHER EXPENSES REIMBURSED
                                 ---------------------------------
FUND                             OCTOBER 31, 2017  OCTOBER 31, 2018
----                             ----------------  ----------------
2020 High Watermark.............     $ 83,215          $ 87,641
Commodity Strategy..............      149,288           149,957
Global Trends...................       30,455            22,366
Focused Alpha Growth............           --                --
Focused Alpha Large-Cap.........           --                --
Income Explorer.................       26,895            56,703
Small-Cap.......................       61,128            12,417

                                 CLASS SPECIFIC EXPENSES REIMBURSED
                                 ---------------------------------
FUND                             OCTOBER 31, 2017  OCTOBER 31, 2018
----                             ----------------  ----------------
2020 High Watermark Class A.....     $ 50,091          $ 47,892
2020 High Watermark Class C.....       19,568            18,496
2020 High Watermark Class I.....       62,172            53,940
Commodity Strategy Class A......      107,305           102,005
Commodity Strategy Class C......       28,495            24,496
Commodity Strategy Class W......       25,211            19,379
Global Trends Class A...........       89,721            91,951
Global Trends Class C...........       34,182            30,337
Global Trends Class W...........       19,966            18,580
Focused Alpha Growth Class A....           --                --
Focused Alpha Growth Class C....           --                --
Focused Alpha Growth Class W....           --                --
Focused Alpha Large-Cap Class A.           --                --
Focused Alpha Large-Cap Class C.           --                --
Focused Alpha Large-Cap Class W.        5,914            12,013
Income Explorer Class A.........       68,680            69,616
Income Explorer Class C.........       21,003            21,422
Income Explorer Class W.........       13,428            14,961
Small-Cap Class A...............      111,598           108,535
Small-Cap Class C...............       16,630            15,918
Small-Cap Class W...............       15,848            14,648

   The Trust, on behalf of each Fund, has a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of its Class A shares and Class C shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and the "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan and Class C Plan, the Distributor receives payments from a Fund at an annual rate of 0.10% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under each Plan may exceed the Distributor's distribution costs as described above. The Plans further provide that the Class A and Class C shares of each Fund shall pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing account maintenance activities. For the year ended October 31, 2016, ACS received fees based upon the aforementioned rates (see Statement of Operations).

   The Trust, on behalf of the 2020 High Watermark Fund, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.25% of average daily net assets of Class I shares as compensation for

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

   providing administrative and shareholder services to Class I shareholders. For the year ended October 31, 2016, ACS earned fees based upon the aforementioned rates (see Statement of Operations). The Trust, on behalf of the Commodity Strategy, Global Trends, Focused Alpha Growth, Focused Alpha Large-Cap, Income Explorer and Small-Cap Funds, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the year ended October 31, 2016, ACS earned fees based upon the aforementioned rates (see Statement of Operations).

   ACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and nonaffiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A and Class C shares. ACS has advised the Funds that for the year ended October 31, 2016, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                      CLASS A                  CLASS A       CLASS C
                         ---------------------------------- ------------- -------------
                                  AFFILIATED                 CONTINGENT    CONTINGENT
                          SALES    BROKER-   NON-AFFILIATED   DEFERRED      DEFERRED
FUND                     CHARGES   DEALERS   BROKER-DEALERS SALES CHARGES SALES CHARGES
----                     -------- ---------- -------------- ------------- -------------
2020 High Watermark..... $     --  $     --     $     --       $   --        $   --
Commodity Strategy......   26,436     6,370       16,019           --             1
Global Trends...........    8,652     3,904        3,433        2,113           167
Focused Alpha Growth....  639,195   257,647      282,992        1,791         7,224
Focused Alpha Large-Cap.  298,617    98,759      155,143            5         3,986
Income Explorer.........   16,345     8,211        5,544           --           126
Small-Cap...............   21,854    11,769        6,739           --           134

   The Trust has entered into a Service Agreement with SunAmerica Fund
   Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds pay a fee to SAFS for services rendered based upon an annual rate of 0.22% of daily net assets. For the year ended October 31, 2016, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                             PAYABLE AT
                                 EXPENSES OCTOBER 31, 2016
                                 -------- ----------------
2020 High Watermark Class A..... $ 44,410     $ 3,540
2020 High Watermark Class C.....    5,789         363
2020 High Watermark Class I.....   17,312       1,421
Commodity Strategy Class A......   77,374       6,704
Commodity Strategy Class C......    8,346         662
Commodity Strategy Class W......    4,670         373
Global Trends Class A...........   70,636       5,972
Global Trends Class C...........   13,657         891
Global Trends Class W...........    4,468         272
Focused Alpha Growth Class A....  868,765      70,686
Focused Alpha Growth Class C....  197,645      15,715
Focused Alpha Growth Class W....   76,238       5,449
Focused Alpha Large-Cap Class A.  955,580      78,108
Focused Alpha Large-Cap Class C.  249,725      20,154
Focused Alpha Large-Cap Class W.   22,609       1,569
Income Explorer Class A.........   49,861       4,564
Income Explorer Class C.........    6,305         616
Income Explorer Class W.........      877          90
Small-Cap Class A...............  101,376       8,554
Small-Cap Class C...............    1,564         156
Small-Cap Class W...............      647          66

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


   At October 31, 2016, SunAmerica Series, Inc. SunAmerica Active Allocation Portfolio and SunAmerica Multi-Asset Allocation Portfolio ("Strategy Portfolios") and VALIC, an affiliate of the Adviser through their insurance company separate accounts, owned 5% or more of the outstanding shares of the following Funds:

                                           HOLDER
                     -------------------------------------------------
                      SUNAMERICA ACTIVE   SUNAMERICA MULTI-ASSET
FUND                 ALLOCATION PORTFOLIO  ALLOCATION PORTFOLIO  VALIC
----                 -------------------- ---------------------- -----
2020 High Watermark.           --%                   --%         26.74%
Commodity Strategy..           --                 64.26             --
Global Trends.......        25.94                 35.39             --
Income Explorer.....        11.52                 50.97             --
Small-Cap...........        21.58                 61.54             --

   The Strategy Portfolios do not invest in the underlying funds for the purpose of exercising management or control; however, investments by these Portfolios within the set limits across their asset allocations may represent a significant portion of net assets of the underlying funds.

Note 5. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2016 were as follows:

                            PURCHASES         SALES
                          OF PORTFOLIO    OF PORTFOLIO
                           SECURITIES      SECURITIES    PURCHASES OF   SALES
                         (EXCLUDING U.S. (EXCLUDING U.S.     U.S.      OF U.S.
                           GOVERNMENT      GOVERNMENT     GOVERNMENT  GOVERNMENT
FUND                       SECURITIES      SECURITIES     SECURITIES  SECURITIES
----                     --------------- --------------- ------------ ----------
2020 High Watermark.....  $         --    $         --    $       --  $6,589,995
Commodity Strategy......       256,630          33,491     2,550,573   6,797,170
Global Trends...........            --              --            --          --
Focused Alpha Growth....   146,057,233     276,924,297            --          --
Focused Alpha Large-Cap.   213,506,065     327,083,348            --          --
Income Explorer.........    14,760,339      13,522,653            --          --
Small-Cap...............    31,729,326      40,767,465            --          --

Note 6. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily due to taxable income from a wholly-owned foreign subsidiary, amortization of organizational costs, late year ordinary loss deferral, partnership investments, investments in passive foreign investment companies, wash sales and derivative transactions.

                                 DISTRIBUTABLE EARNINGS             TAX DISTRIBUTIONS
                         --------------------------------------  ------------------------
                                       FOR THE YEAR ENDED OCTOBER 31, 2016
                         ----------------------------------------------------------------
                                    LONG-TERM      UNREALIZED
                         ORDINARY GAINS/CAPITAL   APPRECIATION    ORDINARY    LONG-TERM
FUND                      INCOME  LOSS CARRYOVER (DEPRECIATION)*   INCOME   CAPITAL GAINS
----                     -------- -------------- --------------- ---------- -------------
2020 High Watermark..... $580,704  $ (1,314,425)  $  2,696,047   $  794,004  $        --
Commodity Strategy#.....       --   (83,767,439)   (10,613,977)          --           --
Global Trends#..........       --      (520,791)   (16,877,075)     900,316      744,486
Focused Alpha Growth....       --     7,760,355    112,744,077           --   70,160,278
Focused Alpha Large-Cap.       --            --     55,212,629           76   61,020,402
Income Explorer.........    1,627    (1,319,457)       (31,645)   1,185,360           --
Small-Cap...............       --     1,432,018      1,727,659    1,750,124    2,210,846

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.
#  Consolidated (see Note 2)

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


                            TAX DISTRIBUTIONS
                            FOR THE YEAR ENDED
                             OCTOBER 31, 2015
                         ------------------------
                          ORDINARY    LONG-TERM
FUND                       INCOME   CAPITAL GAINS
----                     ---------- -------------
2020 High Watermark..... $  925,512  $        --
Commodity Strategy#.....         --           --
Global Trends#..........         --      741,688
Focused Alpha Growth....         --   19,252,365
Focused Alpha Large-Cap.         --   39,705,604
Income Explorer.........  1,670,168      605,712
Small-Cap...............         --           --

--------
#  Consolidated (see Note 2)

   As of October 31, 2016, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

                         CAPITAL LOSS
                         CARRYFORWARD+       UNLIMITED+
                         ------------- -----------------------
FUND                         2017          ST          LT
----                     ------------- ----------- -----------
2020 High Watermark.....  $1,314,425   $        -- $        --
Commodity Strategy#.....          --    51,867,975  31,899,464
Global Trends#..........          --       328,100     192,691
Focused Alpha Growth....          --            --          --
Focused Alpha Large-Cap.          --            --          --
Income Explorer.........          --     1,186,379     133,078
Small-Cap...............          --            --          --

--------
+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are effective for taxable years beginning after the date of enactment. Under the Act, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment without expiration. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

   The Funds indicated below utilized capital loss carryforwards which offset net realized taxable gains, and had expired capital loss carryforwards in the period ended October 31, 2016.

                             CAPITAL LOSS          CAPITAL LOSS
FUND                     CARRYFORWARD UTILIZED CARRYFORWARD EXPIRED
----                     --------------------- --------------------
2020 High Watermark.....      $   914,775          $13,593,909
Commodity Strategy......               --                   --
Global Trends...........               --                   --
Focused Alpha Growth....          231,951           21,539,776
Focused Alpha Large-Cap.       14,632,930           78,683,395
Income Explorer.........               --                   --
Small-Cap...............               --                   --

   Under the current tax law, late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended October 31, 2016 the Funds elected to defer late year ordinary losses as follows:

                      DEFERRED LATE YEAR
FUND                    ORDINARY LOSS
----                  ------------------
2020 High Watermark..     $       --
Commodity Strategy#..        353,372
Global Trends#.......        449,634
Focused Alpha Growth.      5,280,096

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                         DEFERRED LATE YEAR
FUND                       ORDINARY LOSS
----                     ------------------
Focused Alpha Large-Cap.     $2,828,995
Income Explorer.........             --
Small-Cap...............        196,200

--------
#  Consolidated (see Note 2)

   For the period ended October 31, 2016, the reclassifications arising from book/tax differences resulted in increases (decreases) that were due to deconsolidation adjustments of the wholly owned foreign subsidiaries, derivative transactions, net investment losses, expiration of capital loss carryovers, treatment of foreign currency, and nondeductible expenses to the components of net assets as follows:

                          ACCUMULATED      ACCUMULATED
                         UNDISTRIBUTED  UNDISTRIBUTED NET
                         NET INVESTMENT   REALIZED GAIN
FUND                     INCOME (LOSS)       (LOSS)       CAPITAL PAID-IN
----                     -------------- ----------------- ---------------
2020 High Watermark.....   $       --      $13,593,909     $(13,593,909)
Commodity Strategy......      593,338          641,388       (1,234,726)
Global Trends...........      260,606           60,717         (321,323)
Focused Alpha Growth....    6,365,093       22,142,510      (28,507,603)
Focused Alpha Large-Cap.    3,587,723       78,685,962      (82,273,685)
Income Explorer.........        8,204           (8,204)              --
Small-Cap...............      122,006         (110,290)         (11,716)

   At October 31, 2016, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                          AGGREGATE    AGGREGATE         NET
                          UNREALIZED   UNREALIZED    UNREALIZED     COST OF
FUND                         GAIN         LOSS       GAIN/(LOSS)  INVESTMENTS
----                     ------------ ------------  ------------  ------------
2020 High Watermark..... $  2,714,725 $    (18,678) $  2,696,047  $ 25,692,164
Commodity Strategy......       15,045  (10,629,022)  (10,613,977)   51,369,002
Global Trends...........           --  (16,670,392)  (16,670,392)   54,582,487
Focused Alpha Growth....  118,858,082   (6,113,329)  112,744,753   367,315,345
Focused Alpha Large-Cap.   74,662,565  (19,449,936)   55,212,629   471,711,805
Income Explorer.........      106,280     (141,495)      (32,156)   25,920,326
Small-Cap...............    6,023,700   (4,296,041)    1,727,659    41,792,190

Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each Fund were as follows:

                                                          2020 HIGH WATERMARK FUND
                         ------------------------------------------------------------------------------------------
                                CLASS A                CLASS A                CLASS C                CLASS C
                         ---------------------  ---------------------  ---------------------  ---------------------
                                FOR THE                FOR THE                FOR THE                FOR THE
                               YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
                            OCTOBER 31, 2016       OCTOBER 31, 2015       OCTOBER 31, 2016       OCTOBER 31, 2015
                         ---------------------  ---------------------  ---------------------  ---------------------
                          SHARES      AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT
                         --------  -----------  --------  -----------  --------  -----------  --------  -----------
Shares sold(1)(2).......  146,886    1,326,432   113,287  $ 1,032,439     2,565  $    23,300        12  $       109
Reinvested shares.......   55,864      495,515    61,595      558,047     6,367       56,789     8,217       74,694
Shares redeemed(1)(2)... (500,855)  (4,548,201) (436,494)  (3,991,820) (195,699)  (1,773,314) (155,907)  (1,423,286)
                         --------  -----------  --------  -----------  --------  -----------  --------  -----------
Net increase (decrease). (298,105) $(2,726,254) (261,612) $(2,401,334) (186,767) $(1,693,225) (147,678) $(1,348,483)
                         ========  ===========  ========  ===========  ========  ===========  ========  ===========

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


                                  2020 HIGH WATERMARK FUND
                         -----------------------------------------
                               CLASS I              CLASS I
                         ------------------  ---------------------
                               FOR THE              FOR THE
                             YEAR ENDED            YEAR ENDED
                          OCTOBER 31, 2016      OCTOBER 31, 2015
                         ------------------  ---------------------
                          SHARES    AMOUNT    SHARES      AMOUNT
                         -------  ---------  --------  -----------
Shares sold.............      --  $      --        --  $        --
Reinvested shares.......  26,398    234,154    31,319      283,749
Shares redeemed......... (90,580)  (822,374) (225,263)  (2,063,542)
                         -------  ---------  --------  -----------
Net increase (decrease). (64,182) $(588,220) (193,944) $(1,779,793)
                         =======  =========  ========  ===========

--------
(1)For the year ended October 31, 2016, includes automatic conversion of 40,729 shares of Class C shares in the amount of $369,413 to 40,819 shares of Class A shares in the amount of $369,413.
(2)For the year ended October 31, 2015, includes automatic conversion of 34,992 shares of Class C shares in the amount of $320,093 to 35,041 shares of Class A shares in the amount of $320,093.

                                                             COMMODITY STRATEGY FUND#
                         -----------------------------------------------------------------------------------------------
                                 CLASS A                   CLASS A                 CLASS C                CLASS C
                         -----------------------  ------------------------  ---------------------  ---------------------
                                 FOR THE                   FOR THE                 FOR THE                FOR THE
                                YEAR ENDED               YEAR ENDED               YEAR ENDED             YEAR ENDED
                             OCTOBER 31, 2016         OCTOBER 31, 2015         OCTOBER 31, 2016       OCTOBER 31, 2015
                         -----------------------  ------------------------  ---------------------  ---------------------
                           SHARES       AMOUNT      SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                         ----------  -----------  ----------  ------------  --------  -----------  --------  -----------
Shares sold.............  1,263,406  $ 8,608,279     348,500  $  2,628,104    34,645  $   234,345    35,830  $   265,428
Reinvested shares.......         --           --          --            --        --           --        --           --
Shares redeemed......... (1,082,731)  (7,486,184) (1,472,825)  (11,066,443) (258,933)  (1,694,699) (510,812)  (3,757,769)
                         ----------  -----------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease).    180,675  $ 1,122,095  (1,124,325) $ (8,438,339) (224,288) $(1,460,354) (474,982) $(3,492,341)
                         ==========  ===========  ==========  ============  ========  ===========  ========  ===========

                                      COMMODITY STRATEGY FUND#
                         -------------------------------------------------
                                 CLASS W                   CLASS W
                         -----------------------  ------------------------
                                 FOR THE                   FOR THE
                                YEAR ENDED               YEAR ENDED
                             OCTOBER 31, 2016         OCTOBER 31, 2015
                         -----------------------  ------------------------
                           SHARES       AMOUNT      SHARES       AMOUNT
                         ----------  -----------  ----------  ------------
Shares sold.............     23,153  $   163,640      64,340  $    490,254
Reinvested shares.......         --           --          --            --
Shares redeemed.........   (148,641)  (1,008,205)   (944,529)   (7,176,725)
                         ----------  -----------  ----------  ------------
Net increase (decrease).   (125,488) $  (844,565)   (880,189) $ (6,686,471)
                         ==========  ===========  ==========  ============

                                                               GLOBAL TRENDS FUND#
                         -----------------------------------------------------------------------------------------------
                                 CLASS A                   CLASS A                 CLASS C                CLASS C
                         -----------------------  ------------------------  ---------------------  ---------------------
                                 FOR THE                   FOR THE                 FOR THE                FOR THE
                                YEAR ENDED               YEAR ENDED               YEAR ENDED             YEAR ENDED
                             OCTOBER 31, 2016         OCTOBER 31, 2015         OCTOBER 31, 2016       OCTOBER 31, 2015
                         -----------------------  ------------------------  ---------------------  ---------------------
                           SHARES       AMOUNT      SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                         ----------  -----------  ----------  ------------  --------  -----------  --------  -----------
Shares sold.............    770,048  $ 9,942,473     277,178  $  3,786,693    15,127  $   188,968    54,807  $   729,651
Reinvested shares.......     95,097    1,208,678      36,028       474,484    16,873      208,378     8,915      115,010
Shares redeemed.........   (622,590)  (7,990,020)   (591,187)   (8,069,855) (259,284)  (3,220,524) (318,403)  (4,240,478)
                         ----------  -----------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease).    242,555  $ 3,161,131    (277,981) $ (3,808,678) (227,284) $(2,823,178) (254,681) $(3,395,817)
                         ==========  ===========  ==========  ============  ========  ===========  ========  ===========

--------
#  Consolidated (see Note 2)

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                                   GLOBAL TRENDS FUND#
                   --------------------------------------------------
                            CLASS W                   CLASS W
                   ------------------------  ------------------------
                            FOR THE                   FOR THE
                          YEAR ENDED                YEAR ENDED
                       OCTOBER 31, 2016          OCTOBER 31, 2015
                   ------------------------  ------------------------
                     SHARES       AMOUNT       SHARES       AMOUNT
                   ----------  ------------  ----------  ------------
Shares sold.......     15,149  $    199,420      58,113  $    800,404
Reinvested shares.      4,075        52,287       3,620        48,036
Shares redeemed...   (106,010)   (1,370,539)   (358,082)   (4,922,481)
                   ----------  ------------  ----------  ------------
Net increase
 (decrease).......    (86,786) $ (1,118,832)   (296,349) $ (4,074,041)
                   ==========  ============  ==========  ============

                                                         FOCUSED ALPHA GROWTH FUND
                   ----------------------------------------------------------------------------------------------------
                            CLASS A                   CLASS A                   CLASS C                  CLASS C
                   ------------------------  ------------------------  ------------------------  ----------------------
                            FOR THE                   FOR THE                   FOR THE                  FOR THE
                          YEAR ENDED                YEAR ENDED                YEAR ENDED               YEAR ENDED
                       OCTOBER 31, 2016          OCTOBER 31, 2015          OCTOBER 31, 2016         OCTOBER 31, 2015
                   ------------------------  ------------------------  ------------------------  ----------------------
                     SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
                   ----------  ------------  ----------  ------------  ----------  ------------  --------  ------------
Shares sold.......  1,232,427    29,290,493   2,341,866  $ 62,770,690     516,440    11,840,485   698,460  $ 18,310,397
Reinvested shares.  2,086,686    49,266,736     515,643    13,190,143     475,574    10,885,887   109,395     2,741,436
Shares redeemed... (4,195,361)  (99,022,490) (3,409,102)  (91,538,691) (1,219,293)  (27,678,703) (892,502)  (23,450,106)
                   ----------  ------------  ----------  ------------  ----------  ------------  --------  ------------
Net increase
 (decrease).......   (876,248) $(20,465,261)   (551,593) $(15,577,858)   (227,279) $ (4,952,331)  (84,647) $ (2,398,273)
                   ==========  ============  ==========  ============  ==========  ============  ========  ============

                                FOCUSED ALPHA GROWTH FUND
                   --------------------------------------------------
                            CLASS W                   CLASS W
                   ------------------------  ------------------------
                            FOR THE                   FOR THE
                          YEAR ENDED                YEAR ENDED
                       OCTOBER 31, 2016          OCTOBER 31, 2015
                   ------------------------  ------------------------
                     SHARES       AMOUNT       SHARES       AMOUNT
                   ----------  ------------  ----------  ------------
Shares sold.......    525,775  $ 12,630,675   1,261,165  $ 33,349,625
Reinvested shares.    152,156     3,624,366      36,897       949,364
Shares redeemed... (1,526,634)  (37,937,805) (1,203,626)  (32,618,836)
                   ----------  ------------  ----------  ------------
Net increase
 (decrease).......   (848,703) $(21,682,764)     94,436  $  1,680,153
                   ==========  ============  ==========  ============

                                                       FOCUSED ALPHA LARGE-CAP FUND
                   ----------------------------------------------------------------------------------------------------
                            CLASS A                   CLASS A                   CLASS C                  CLASS C
                   ------------------------  ------------------------  ------------------------  ----------------------
                            FOR THE                   FOR THE                   FOR THE                  FOR THE
                          YEAR ENDED                YEAR ENDED                YEAR ENDED               YEAR ENDED
                       OCTOBER 31, 2016          OCTOBER 31, 2015          OCTOBER 31, 2016         OCTOBER 31, 2015
                   ------------------------  ------------------------  ------------------------  ----------------------
                     SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
                   ----------  ------------  ----------  ------------  ----------  ------------  --------  ------------
Shares sold.......    486,699  $ 11,404,218   1,123,842  $ 29,995,536     506,858  $ 11,619,901   361,163  $  9,368,513
Reinvested shares.  1,903,274    45,031,465   1,155,686    29,527,767     489,357    11,245,418   276,282     6,920,866
Shares redeemed... (3,614,768)  (85,487,107) (2,759,076)  (73,779,186) (1,124,710)  (25,357,353) (559,938)  (14,622,155)
                   ----------  ------------  ----------  ------------  ----------  ------------  --------  ------------
Net increase
 (decrease)....... (1,224,795) $(29,051,424)   (479,548) $(14,255,883)   (128,495) $ (2,492,034)   77,507  $  1,667,224
                   ==========  ============  ==========  ============  ==========  ============  ========  ============

--------
#  Consolidated (see Note 2)

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)

                             FOCUSED ALPHA LARGE-CAP FUND
                   -----------------------------------------------
                            CLASS W                 CLASS W
                   ------------------------  ---------------------
                            FOR THE                 FOR THE
                          YEAR ENDED               YEAR ENDED
                       OCTOBER 31, 2016         OCTOBER 31, 2015
                   ------------------------  ---------------------
                     SHARES       AMOUNT      SHARES      AMOUNT
                   ----------  ------------  --------  -----------
Shares sold.......    159,265  $  3,833,852   604,990  $16,448,875
Reinvested shares.     29,899       713,684    12,693      326,467
Shares redeemed...   (455,051)  (11,130,158) (295,808)  (8,007,211)
                   ----------  ------------  --------  -----------
Net increase
 (decrease).......   (265,887) $ (6,582,622)  321,875  $ 8,768,131
                   ==========  ============  ========  ===========
                                                      INCOME EXPLORER FUND
                   -----------------------------------------------------------------------------------------
                            CLASS A                 CLASS A               CLASS C              CLASS C
                   ------------------------  ---------------------  ------------------  --------------------
                            FOR THE                 FOR THE               FOR THE              FOR THE
                          YEAR ENDED               YEAR ENDED           YEAR ENDED           YEAR ENDED
                       OCTOBER 31, 2016         OCTOBER 31, 2015     OCTOBER 31, 2016     OCTOBER 31, 2015
                   ------------------------  ---------------------  ------------------  --------------------
                     SHARES       AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT
                   ----------  ------------  --------  -----------  -------  ---------  -------  -----------
Shares sold.......    503,527  $  7,054,246   146,313  $ 2,171,519   67,108  $ 945,878  108,877  $ 1,602,555
Reinvested shares.     74,157     1,027,579   133,024    1,922,461    7,725    107,087   13,946      201,065
Shares redeemed...   (488,980)   (6,940,453) (317,662)  (4,691,877) (70,253)  (954,105) (78,387)  (1,121,313)
                   ----------  ------------  --------  -----------  -------  ---------  -------  -----------
Net increase
 (decrease).......     88,704     1,141,372   (38,325) $  (597,897)   4,580     98,860   44,436  $   682,307
                   ==========  ============  ========  ===========  =======  =========  =======  ===========

                                 INCOME EXPLORER FUND
                   -----------------------------------------------
                            CLASS W                 CLASS W
                   ------------------------  ---------------------
                            FOR THE                 FOR THE
                          YEAR ENDED               YEAR ENDED
                       OCTOBER 31, 2016         OCTOBER 31, 2015
                   ------------------------  ---------------------
                     SHARES       AMOUNT      SHARES      AMOUNT
                   ----------  ------------  --------  -----------
Shares sold.......     31,020  $    439,514     8,792  $   131,000
Reinvested shares.      1,330        18,290     3,040       43,923
Shares redeemed...    (27,001)     (375,392)  (13,813)    (197,699)
                   ----------  ------------  --------  -----------
Net increase
 (decrease).......      5,349        82,412    (1,981) $   (22,776)
                   ==========  ============  ========  ===========

                                                         SMALL-CAP FUND
                   -----------------------------------------------------------------------------------------
                            CLASS A                 CLASS A               CLASS C              CLASS C
                   ------------------------  ---------------------  ------------------  --------------------
                            FOR THE                 FOR THE               FOR THE              FOR THE
                          YEAR ENDED               YEAR ENDED           YEAR ENDED           YEAR ENDED
                       OCTOBER 31, 2016         OCTOBER 31, 2015     OCTOBER 31, 2016     OCTOBER 31, 2015
                   ------------------------  ---------------------  ------------------  --------------------
                     SHARES       AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT
                   ----------  ------------  --------  -----------  -------  ---------  -------  -----------
Shares sold.......    485,067  $  7,249,490   353,728  $ 6,045,998   21,542  $ 314,461   16,923  $   278,649
Reinvested shares.    265,839     3,878,586        --           --    3,219     46,350       --           --
Shares redeemed... (1,191,408)  (18,372,908) (436,173)  (7,188,612)  (5,601)   (82,323)    (180)      (2,879)
                   ----------  ------------  --------  -----------  -------  ---------  -------  -----------
Net increase
 (decrease).......   (440,502)   (7,244,832)  (82,445) $(1,142,614)  19,160    278,488   16,743  $   275,770
                   ==========  ============  ========  ===========  =======  =========  =======  ===========

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


                            SMALL-CAP FUND
                   -------------------------------
                       CLASS W          CLASS W
                   ---------------  ---------------
                       FOR THE          FOR THE
                     YEAR ENDED        YEAR ENDED
                   OCTOBER 31, 2016 OCTOBER 31, 2015
                   ---------------  ---------------
                   SHARES   AMOUNT  SHARES  AMOUNT
                   ------  -------- ------ --------
Shares sold....... 13,180  $216,560    --  $     --
Reinvested shares.  1,654    24,229    --        --
Shares redeemed...     --       233  (647)  (10,745)
                   ------  --------  ----  --------
Net increase
 (decrease)....... 14,834   241,022  (647) $(10,745)
                   ======  ========  ====  ========

Note 8. Line of Credit

   The Trust, along with certain other funds managed by the Adviser and exclusive of the 2020 High Watermark Fund, Commodity Strategy Fund and Global Trends Fund, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The Commodity Strategy Fund and Global Trends Fund have access to a $10 million committed secured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company ("State Street"), the Trust's custodian. Interest is currently payable on the committed line of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street's discretionary bid rate on the uncommitted line of credit. The Trust, on behalf of each of the Funds, has paid State Street for its own account, such Fund's ratable portion of an upfront fee in an amount equal to $100,000 in the aggregate for the committed and uncommitted lines of credit and the committed line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the uncommitted line of credit. The $100,000 upfront fee is inclusive of a closing fee of 5 basis points on the uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended October 31, 2016, the following Funds had borrowings:

                                              AVERAGE  WEIGHTED
                            DAYS     INTEREST   DEBT   AVERAGE
FUND                     OUTSTANDING CHARGES  UTILIZED INTEREST
----                     ----------- -------- -------- --------
Focused Alpha Growth....     141      $6,095  $905,343   1.74%
Focused Alpha Large-Cap.      68       1,908   593,153   1.72
Income Explorer.........       9         197   445,376   1.77
Small Cap...............       8         329   835,325   1.74

   At October 31, 2016, none of the Funds had outstanding borrowings.

Note 9. Expense Reductions

   Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of certain Funds have been reduced. For the year ended October 31, 2016, the amount of expense reductions received by each Fund used to offset non-affiliated expenses are reflected as Fees paid indirectly in the Statement of Operations.

Note 10. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction.

   For the year ended October 31, 2016, none of the Funds participated in this program.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2016 -- (CONTINUED)


Note 11. Investment Concentration

   Each Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, and if the issuer defaults, a fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the 2020 High Watermark and the Commodity Strategy Funds' concentration in such investments, these funds may be subject to risks associated with U.S. Government agencies or instrumentalities.

   The Commodity Strategy Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Note 12. Security Transactions with Affiliated Portfolios

   The Funds are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board of Trustees. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common Trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the year ended October 31, 2016, no Funds engaged in security transactions with affiliated Funds.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

        SUNAMERICA SPECIALTY SERIES
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Specialty Series

In our opinion, the accompanying statements of assets and liabilities (consolidated statements of assets and liabilities for SunAmerica Commodity Strategy Fund and SunAmerica Global Trends Fund), including the portfolios of investments (consolidated portfolios of investments for SunAmerica Commodity Strategy Fund and SunAmerica Global Trends Fund), and the related statements of operations (consolidated statements of operations for SunAmerica Commodity Strategy Fund and SunAmerica Global Trends Fund) and of changes in net assets (consolidated statements of changes in net assets for SunAmerica Commodity Strategy Fund and SunAmerica Global Trends Fund) and the financial highlights (consolidated financial highlights for SunAmerica Commodity Strategy Fund and SunAmerica Global Trends Fund) present fairly, in all material respects, the financial position of each of the seven funds constituting SunAmerica Specialty Series (the "Trust") as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
December 28, 2016

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2016 -- (UNAUDITED)

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of SunAmerica Specialty Series (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust or its separate series (each, a "Fund," and collectively, the "Funds"), SunAmerica Asset Management, LLC ("SunAmerica"), Wellington Management Company LLP ("Wellington"), BAMCO, Inc. ("BAMCO"), Marsico Capital Management LLC ("Marsico"), BlackRock Investment Management LLC ("BlackRock"), Cohen and Steers Capital Management, Inc. ("Cohen and Steers"), Cadence Capital Management, LLC ("Cadence") or Trajectory Asset Management LLC ("Trajectory," and together with Wellington, BAMCO, Marsico, BlackRock, Cohen and Steers and Cadence, the "Subadvisers"), approved the continuation of the Investment Advisory and Management Agreements between the Trust, on behalf of each of the Funds and SunAmerica (the "Advisory Agreements"), each for a one-year period ending June 30, 2017 at an in-person meeting held on June 7-8, 2016 (the "Meeting"). The Trust currently consists of the following seven separate Funds: 2020 High Watermark Fund (the "2020 Fund"), the SunAmerica Global Trends Fund (the "Global Trends Fund"), the SunAmerica Commodity Strategy Fund (the "Commodity Strategy Fund"), the SunAmerica Focused Alpha Growth Fund (the "Alpha Growth Fund"), the SunAmerica Focused Alpha Large-Cap Fund (the "Alpha Large-Cap Fund"), the SunAmerica Income Explorer Fund (the "Income Explorer Fund"), and the SunAmerica Small-Cap Fund (the "Small-Cap Fund").

At the Meeting, the Board, including the Independent Trustees, also approved the continuation of the Subadvisory Agreement among SunAmerica, Trajectory and the Trust with respect to the 2020 Fund, the Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Fund, the Subadvisory Agreement between SunAmerica and Marsico with respect to each of the Alpha Growth Fund and Alpha Large-Cap Fund, the Subadvisory Agreement between SunAmerica and BAMCO with respect to the Alpha Growth Fund, the Subadvisory Agreement between SunAmerica and BlackRock with respect to the Alpha Large-Cap Fund, the Subadvisory Agreement between SunAmerica and Cohen and Steers with respect to the Income Explorer Fund, and the Subadvisory Agreement between Cadence and SunAmerica with respect to the Small-Cap Fund, each for a one-year period ending June 30, 2017 (the "Subadvisory Agreements," and together with the Advisory Agreements, the "Agreements")./1/

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadvisers provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group and/or peer universe of funds, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits;
(d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information on SunAmerica's and the Subadvisers' risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates, and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadvisers. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Trust without compensation. The Board also noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service

--------
1 At an in-person meeting of the Board of Trustees held on June 2-3, 2015, the Board approved the Subadvisory Agreement between SunAmerica, on behalf of the Commodity Strategy Fund, and Wellington for an initial term ending on June 30, 2017. Therefore, the Board did not consider the Subadvisory Agreement with respect to the Commodity Strategy Fund at the Meeting. In addition, a new Subadvisory Agreement with Cadence was approved for an initial two-year period ending June 29, 2018.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2016 -- (UNAUDITED) (CONTINUED)

providers, including the Subadvisers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreements; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreements were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2016, SunAmerica managed, advised and/or administered approximately $79.5 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Fund's prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Funds.

The Board also considered the nature, extent and quality of subadvisory services provided by each Subadviser to the applicable Fund. The Board observed that the Subadvisers are responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds and other key personnel of the Subadvisers, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with each Subadviser, that each Subadviser: (i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered each Subadviser's code of ethics and risk management processes. The Board further observed that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed each Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadvisers in effectively serving as subadvisers to the Funds. The Board concluded that the nature and extent of services provided by the Subadvisers under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

Investment Performance. The Board, including the Independent Trustees, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Broadridge and to an appropriate index or combination of indices. The Board was provided with a description of the methodology used by Broadridge to select the funds in the Peer Groups and Peer Universes.

The Board noted that performance information was for the periods ended
March 31, 2016. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2016 -- (UNAUDITED) (CONTINUED)

2020 Fund. The Board considered that the 2020 Fund's performance was above the median of its Peer Universe/2/ for the one-year period and below the median for the three and five-year periods and further noted that the Portfolio was in the first quintile of its Peer Universe for the one-year period. The Board further considered that the Portfolio outperformed its Broadridge Index for the one-year period and underperformed the Broadridge Index for the three- and five-year periods. The Board also considered that the 2020 Fund has certain restrictions on its investment techniques in connection with the Master Agreement that backs the payment undertaking on the Fund and that, due to these restrictions, the Fund's fixed income exposures were significantly higher than those of the funds in the Peer Universe, which can cause the Fund's relative ranking within the Peer Universe to change significantly from period to period. The Board therefore acknowledged the inherent limitations in comparing the 2020 Fund to its Peer Universe, noting that while the Fund generally tailors its portfolio's risk level over time in a manner similar to ordinary target date funds, the Fund also seeks to preserve principal and investment gains at the Fund's protected maturity date and is therefore subject to restrictions in the Master Agreement that backs the payment undertaking. In view of the above considerations, the Board concluded that the Fund's performance was satisfactory.

Commodity Strategy Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the period from September 15, 2015 through March 31, 2016. The Board also considered that the Fund underperformed its Broadridge Index for the same period. The Board noted management's discussion of the Fund's performance and the fact that Wellington had begun managing the Fund as of September 2015 under the Fund's new name and investment strategies. The Board concluded that the Fund's performance was being addressed.

Global Trends Fund. The Board considered that the Fund's performance was above the median of its Peer Group and Peer Universe for the one-year period and below the median of its Peer Group and Peer Universe for the three-year period. The Board also considered that the Fund underperformed its Broadridge Index for the one- and three-year periods. The Board noted the inherent limitations in comparing this Fund to its Peer Group and Peer Universe. In particular, the Board noted that the Peer Group and Peer Universe for the Fund consisted primarily of funds in the "flexible portfolio" category due to the relative lack of funds that share the Fund's unique investment strategies. The Board then noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Fund, and concluded that the Fund's performance was being addressed.

Alpha Growth Fund. The Board considered that the Fund's performance was above the median of its Peer Group for the one- and five-year periods and was equal to the median of its Peer Group for the three-year period. The Board further considered that the Fund's performance was above the median of its Performance Universe for the one-year period, was equal to the median of its Performance Universe for the three-year period and below the median of its Peer Universe for the five-year period. The Board also noted that the Fund outperformed its Broadridge Index for the one-year period and underperformed the Broadridge Index for the three- and five-year periods. The Board noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Fund. The Board concluded that the Fund's performance was being addressed.

Alpha Large-Cap Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board further noted that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board noted management's discussion of the Fund's Subadvisers and management's continued monitoring and review of the Fund. The Board concluded that the Fund's performance was being addressed.

Income Explorer Fund. The Board noted that the Fund's performance was above the median of its Peer Group and Peer Universe for the one-year period. The Board further noted that the Fund outperformed its Broadridge Index for the one-year period. The Board concluded that the Fund's performance was satisfactory.

Small-Cap Fund. The Board considered that performance information was limited with respect to the Small-Cap Fund since it commenced investment operations in February 2014. The Board noted that the Fund's performance was below the median of its Peer Group and Peer Universe for the one-year period. The Board further noted that the Fund underperformed its Broadridge Index for the one-year period. The Board concluded that the Fund's performance was satisfactory in view of its limited performance history.

--------
2 Due to the limited number of funds in the 2020 Fund's Broadridge classification, no Peer Group was provided in the Broadridge report.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2016 -- (UNAUDITED) (CONTINUED)


Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by SunAmerica and the Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Independent Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreements and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Broadridge. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Broadridge, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the 2020 Fund in order to prevent an Early Closure Condition from occurring. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Broadridge reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Broadridge reports. As a result, the Board took into account that the actual management fees presented by Broadridge for the funds in the respective Peer Groups and Peer Universes applicable to the Alpha Growth Fund and Alpha Large-Cap Fund may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the management fee for the Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board noted, however, that the mutual funds identified as similar to the Funds are sold only in the variable annuity market and, accordingly, are in different Broadridge classifications, with a peer groups consisting of funds underlying variable insurance products.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Broadridge. The report showed comparative fee information of each Fund's Peer Group and/or Peer Universe that the Trustees used as a guide to help assess the reasonableness of the subadvisory fees. The Trustees noted that Peer Group and/or Peer Universe information as a whole was useful in assessing whether the Subadvisers were providing services at a cost that was competitive with other similar funds. The Trustees also considered that the subadvisory fees are paid by SunAmerica out of its management fees and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadvisers, respectively.

The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Funds for which they serve as adviser or subadviser, as applicable. The Board observed that the similar accounts identified by Wellington were institutional separate accounts, and Wellington highlighted certain differences between these separate accounts and the Global Trends Fund, including that these separate accounts are subject to different investment limitations and restrictions and do not experience daily cash flows in a manner similar to the Global Trends Fund. The Board then noted that the subadvisory fees paid by SunAmerica to the Subadvisers were reasonable as compared to fees the applicable Subadvisers receive for other comparable accounts for which they serve as adviser or subadviser.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2016 -- (UNAUDITED) (CONTINUED)

In connection with its renewal of the Subadvisory Agreement with respect to the 2020 Fund, the Board was also asked to approve the continuation of an arrangement whereby SunAmerica agrees to pay a minimum annual fee to Trajectory (the "Minimum Fee Arrangement"). The Minimum Fee Arrangement was initially approved by the Board at its August 29, 2006 meeting, and continues in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of the Independent Trustees. The Minimum Fee Arrangement, which is reflected in the Subadvisory Agreement, provides that SunAmerica pay Trajectory a minimum fee equal to 0.20% of the 2020 Fund's average daily net assets, accrued daily and payable monthly. Effective as of October 1, 2014 until October 31, 2015, SunAmerica agreed to pay Trajectory a minimum annual fee equal to the greater of 0.20% of the Fund's average daily net assets, accrued daily and payable monthly, or $38,500 per month. This amendment also provides that the minimum fee would continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of the Independent Trustees. The Board noted that the Minimum Fee Arrangement provides for a reasonable allocation of fees among SunAmerica and Trajectory and would result in SunAmerica retaining less of the management fees. The Board further noted that the Minimum Fee Arrangement did not modify the services provided under the Subadvisory Agreement nor did it impact the fee payable by the Funds pursuant to the Advisory Agreement. The Board, including a majority of the Independent Trustees, approved the continuation of the Minimum Fee Arrangement for a one-year period ending October 31, 2017.

2020 Fund. The Board considered that the 2020 Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the 2020 Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Funds' expenses, including the limited size of the Peer Group and Peer Universe.

Commodity Strategy Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Global Trends Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Alpha Growth Fund. The Board considered that the Fund's actual management fees were above the median for its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Alpha Large-Cap Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Income Explorer Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Small-Cap Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursements agreed to by SunAmerica, and also considered the voluntary waivers and/or expense reimbursements being made by SunAmerica in connection with the 2020 Fund.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2016 -- (UNAUDITED) (CONTINUED)


The Board considered the profitability of SunAmerica under the Advisory Agreements, including the amount of management fees it retained after payment to the Subadvisers, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans and Service Agreements. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements from the Subadvisers and their affiliates and considered whether the Subadvisers had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of each class of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreements, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board noted that the Subadvisory Agreements with respect to the Global Trends Fund and Income Explorer Fund included breakpoints, but did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Funds because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreements and concluded that the management fee structure, including the amount of management fees retained by SunAmerica, was reasonable in light of the factors discussed above.

Other Factors. In consideration of the Agreements, the Board also received information regarding SunAmerica's and the Subadvisers' brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the applicable Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and the Subadvisers derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadvisers in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2017. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements, were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Advisory Agreements and Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- OCTOBER 31, 2016 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                     NUMBER OF
                        POSITION       TERM OF                                     PORTFOLIOS IN
        NAME,           HELD WITH    OFFICE AND                                    FUND COMPLEX
     ADDRESS AND        SUNAMERICA    LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS
         AGE*            COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS         TRUSTEE(1)         HELD BY TRUSTEE(2)
----------------------- ----------  --------------  ------------------------------ ------------- -------------------------------
DISINTERESTED TRUSTEES

Dr. Judith L. Craven    Trustee     2001-present    Retired.                            77       Director, Sysco Corp. (1996
Age: 70                                                                                          to present); Director, Luby's,
                                                                                                 Inc. (1998 to present).

William F. Devin        Trustee     2001-present    Retired.                            77       None
Age: 77

Richard W. Grant        Trustee     2011-present    Retired. Prior to that,             28       None
Age: 70                 Chairman                    attorney and partner at
                        of the                      Morgan Lewis & Bockius
                        Board                       LLP (1989 to 2011).

Stephen J. Gutman       Trustee     1985-present    Vice President and Associate        28       None
Age: 73                                             Broker, Corcoran Group (real
                                                    estate) (2002 to present);
                                                    President and Member of
                                                    Managing Directors, Beau
                                                    Brummell Soho LLC
                                                    (licensing of menswear
                                                    specialty retailing and other
                                                    activities) (1995 to 2009).
                                                    President, SJG Marketing
                                                    Inc. (2009 to present).
INTERESTED TRUSTEE

Peter A. Harbeck(3)     Trustee     1995-present    President, CEO and Director,        140      None
Age: 62                                             SunAmerica. (1995 to
                                                    present); Director, AIG
                                                    Capital Services, Inc.
                                                    ("ACS") (1993 to present).

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- OCTOBER 31, 2016 -- (UNAUDITED) (CONTINUED)

                                                                                  NUMBER OF
                      POSITION       TERM OF                                    PORTFOLIOS IN
      NAME,           HELD WITH    OFFICE AND                                   FUND COMPLEX
    ADDRESS AND      SUNAMERICA     LENGTH OF        PRINCIPAL OCCUPATIONS       OVERSEEN BY  OTHER DIRECTORSHIPS
       AGE*            COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
-------------------- ------------ --------------  ----------------------------- ------------- -------------------
OFFICERS

John T. Genoy        President    2007-present    Chief Financial Officer,           N/A      N/A
Age: 48                                           SunAmerica (2002 to
                                                  present); Senior Vice
                                                  President, SunAmerica (2003
                                                  to present); Chief Operating
                                                  Officer, SunAmerica (2006
                                                  to present).

Gregory N. Bressler  Secretary    2005-present    Senior Vice President and          N/A      N/A
Age: 50                                           General Counsel,
                                                  SunAmerica (2005 to
                                                  present).

Kathleen Fuentes     Chief Legal  2013-present    Vice President and Deputy          N/A      N/A
Age: 47              Officer and                  General Counsel,
                     Assistant                    SunAmerica (2006 to
                     Secretary                    present)

James Nichols        Vice         2006-present    Director, President and CEO,       N/A      N/A
Age: 50              President                    ACS (2006 to present);
                                                  Senior Vice President,
                                                  SunAmerica (2002 to
                                                  present).

Kara Murphy          Vice         2014-present    Chief Investment Officer,          N/A      N/A
Age: 43              President                    SunAmerica (2013 to
                                                  present).

Gregory R. Kingston  Treasurer    2014-present    Vice President and Head of         N/A      N/A
Age: 50                                           Mutual Fund Administration,
                                                  SunAmerica (2014 to
                                                  present).
Shawn Parry          Vice         2005-present    Vice President (2014 to            N/A      N/A
Age: 44              President                    present) and Assistant Vice
                     and                          President, SunAmerica
                     Assistant                    (2005 to 2014)
                     Treasurer

Donna McManus        Vice         2014-present    Vice President, SunAmerica,        N/A      N/A
Age: 55              President                    (2014 to present), Managing
                     and                          Director, BNY Mellon
                     Assistant                    (2009-2014)
                     Treasurer

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- OCTOBER 31, 2016 -- (UNAUDITED) (CONTINUED)

                                                                                 NUMBER OF
                      POSITION       TERM OF                                   PORTFOLIOS IN
       NAME,          HELD WITH    OFFICE AND                                  FUND COMPLEX
    ADDRESS AND       SUNAMERICA    LENGTH OF        PRINCIPAL OCCUPATIONS      OVERSEEN BY  OTHER DIRECTORSHIPS
        AGE*           COMPLEX    TIME SERVED(4)     DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
--------------------- ----------- --------------  ---------------------------- ------------- -------------------

Matthew J. Hackethal  Acting      2006-present    Active Chief Compliance           N/A      N/A
Age: 44               Chief                       Officer (2016 to present);
                      Compliance                  Chief Compliance Officer
                      Officer;                    (2006 to present) and Vice
                      Anti-Money                  President, SunAmerica (2011
                      Laundering                  to present).
                      Compliance
                      Officer

--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (7 funds), SunAmerica Money Market Funds Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series
    Trust (43 portfolios), VALIC Company I (34 portfolios), VALIC Company II
    (15 funds), Seasons Series Trust (20 portfolios).
(2) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(3) Interested Trustee, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4) Trustees serve until their successors are duly elected and qualified. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

        SUNAMERICA SPECIALTY SERIES
        SHAREHOLDER TAX INFORMATION -- OCTOBER 31, 2016 -- (UNAUDITED)

Certain tax information regarding SunAmerica Specialty Series is required to be provided to shareholders based upon each Fund's income and distributions for the taxable period ended October 31, 2016. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year end December 31, 2016. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2017.

During the period ended October 31, 2016, the Funds paid the following long-term capital gains along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                                 QUALIFYING % FOR THE
                                   NET LONG-TERM    70% DIVIDENDS
          FUND                     CAPITAL GAINS  RECEIVED DEDUCTION
          ----                     ------------- --------------------
          2020 High Watermark.....  $        --           -- %
          Commodity Strategy......           --            --
          Global Trends...........      744,486            --
          Focused Alpha Growth....   70,160,278            --
          Focused Alpha Large-Cap.   61,020,402            --
          Income Explorer.........           --         10.88
          Small-Cap...............    2,210,846            --

For the year ended October 31, 2016, certain dividends paid by the following Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                      FUND                       AMOUNT
                      ----                     ----------
                      2020 High Watermark..... $  794,004
                      Commodity Strategy......         --
                      Global Trends...........    900,316
                      Focused Alpha Growth....         --
                      Focused Alpha Large-Cap.         76
                      Income Explorer.........  1,185,360
                      Small-Cap...............  1,750,124

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Specialty Series' Funds to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Specialty Series' Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

2020 HIGH WATERMARK FUND

For the annual period ended October 31, 2016, Class A shares of the 2020 High Watermark Fund returned 1.93% (before maximum sales charge), underperforming the Fund's benchmark, the Dow Jones Target Maturity 2020 Index,/*/ which returned 4.37% for the same period.

The 2020 High Watermark Fund, pursuant to a proprietary methodology developed by the Fund's subadviser, Trajectory Management LLC, seeks to provide investors with risk-controlled exposure to the S&P 500 Index+ along with downside protection and a target maturity. In addition, the Fund, subject to certain conditions, offers a feature that is designed to preserve principal and investment gains over the life of the Fund. It is worth noting that the proprietary methodology used by Trajectory Asset Management LLC continued to result in a very low level of equity exposure for the 2020 High Watermark Fund during the annual period.

During the annual period, the U.S. economy experienced relatively steady, albeit modestly paced, expansion. Overall, the S&P 500 Index advanced 4.51%, and the U.S. Treasury yield curve, or spectrum of maturities, flattened, meaning the differential in yields between longer-term maturities and shorter-term maturities narrowed. While financial asset prices generally registered moderate gains from the start to the end of the annual period, the interim saw large swings. The first three months of the annual period witnessed a sharp decline in equity values, falling in tandem with a precipitous drop in the price of oil. Equities began a notable recovery in February 2016 that was interrupted by the U.K. vote in late June 2016 to leave the European Union, popularly known as Brexit. The surprise voting result spurred a brief but violent retreat in the equity market, which then resumed its expansion into August 2016, at which point a span of increasingly volatile range trading set in, perhaps in anticipation of the U.S. elections in November 2016.

The Fund's benchmark, the Dow Jones U.S. Target Maturity 2020 Index, had considerable exposure to equity markets during the annual period, while, as mentioned above, the Fund had very little exposure to equity markets during the same 12-month period. The Fund's minimal equity exposure was implemented through S&P 500 Index futures. The return of the benchmark, therefore, partially reflected the performance of equity markets during the annual period, while the performance of the Fund, with nearly all of its assets invested in U.S. government securities and short-term investments, was largely driven by the performance of the U.S. government bond market, which posted positive but somewhat lower returns. Additionally dampening the Fund's relative results was the fact that while the Fund's exposure to fixed income markets during the annual period was derived primarily through U.S. Treasury securities, the benchmark's fixed income exposure derives not only from government securities but also from corporate bonds and mortgage-backed securities. Corporate bonds and mortgage-backed securities outpaced U.S. Treasury securities during the annual period.


--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The Dow Jones Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three AMBAC bond indexes and the one-to-three month T-bill index.

+ The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in 2020 High Watermark Fund Class A shares would be valued at $10,441. The same amount invested in securities mirroring the performance of the Dow Jones U.S. Target Maturity 2020 Index would be valued at $17,400.

                                  [CHART]

                               2020 High       Dow Jones U.S.
                               Watermark      Target Maturity
                   Date       Fund Class A#        2020@
                 --------      -------------   ----------------
                10/31/2006        9,425            10,000
                10/31/2007       10,451            11,016
                10/31/2008        7,484             8,496
                10/31/2009        8,106             9,811
                10/31/2010        8,989            11,302
                10/31/2011        9,687            12,130
                10/31/2012       10,360            13,233
                10/31/2013        9,977            14,965
                10/31/2014       10,055            16,243
                10/31/2015       10,243            16,672
                10/31/2016       10,441            17,400



                       Class A            Class C            Class I
                  ------------------ ------------------ ------------------
                  Average            Average            Average
   2020 High      Annual  Cumulative Annual  Cumulative Annual  Cumulative
Watermark Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -3.95%     1.93%    0.22%     1.21%    2.33%     2.33%
--------------------------------------------------------------------------
5 Year Return      0.31%     7.79%    0.84%     4.28%    1.99%    10.37%
--------------------------------------------------------------------------
10 Year Return     0.43%    10.78%    0.36%     3.64%    1.49%    15.96%
--------------------------------------------------------------------------
Since Inception*   2.08%    36.78%    1.91%    26.38%    2.37%    31.55%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/25/04; Class C: 06/25/04; Class I: 02/18/05
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2016, the 2020 High Watermark
Class A returned -3.95%, compared to 4.37% for the Dow Jones Target Maturity 2020 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The Dow Jones U.S. Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three AMBAC bond indexes and the one-to-three month T-Bill index. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA COMMODITY STRATEGY FUND

For the annual period ended October 31, 2016, Class A shares of the SunAmerica Commodity Strategy Fund returned -4.32% (before maximum sales charge), underperforming the Fund's benchmark, the Bloomberg Commodity Index,* which returned -2.62% for the same period. To compare, the S&P 500 Index,* a broad-based equity market index, returned 4.51% for the same period.

The Fund seeks to provide long-term total return through a strategy that is designed to provide diversified exposure to the commodities markets by investing its assets in a combination of commodity-linked derivative instruments and fixed income securities. A portion of the Fund's assets are managed pursuant to an index strategy designed to track, before fees and expenses, the performance of the Bloomberg Commodity Index (the "Index"), and a portion of the Fund's assets are managed pursuant to an active strategy designed to outperform the Index. The Fund does not invest directly in commodities.

The end of 2015 and beginning of 2016 proved to be a difficult time for commodities. However, prices bounced back following the sharp selloff that started 2016, resulting in a particularly strong second calendar quarter and pockets of strength through the summer and into the fall. Successive increases to the active rig count in 2015 pressured crude oil and furthered the market's concerns around oversupply into the beginning of 2016. However, once inventories normalized in the first few months of the year, oil prices began a rally that lasted into the summer. Prices remained range-bound through the end of the annual period, yet new signs that OPEC is willing to cap production helped provide price support in the last months of the annual period. Natural gas prices lagged the energy sector more broadly, as inventories remained elevated and North America moved out of the warm summer months that generally support demand, due to summer air conditioning loads, and into a late fall forecasted to be mild in many areas. The agriculture and livestock sector was largely flat during the annual period, with negative returns across the livestock subsector offset by rallies in some of the soft commodities. Lean hog and live cattle herds entered 2016 at fairly elevated levels, but cheap feed prices continued to push numbers higher and livestock prices lower. Wheat and corn both faced headwinds from favorable weather that resulted in record crop yields. Sugar was one outlier within the sector, as concerns grew that a global supply deficit would increase following adverse weather in Brazil. Similarly, global supply constraints pushed coffee prices higher throughout much of 2016. Industrial metals gained during the annual period, as production cuts, mine closures and robust Chinese demand supported the sector. Zinc was the best performing industrial metal during the annual period, as prices hit a multi-year low at the end of 2015. Multiple mine closures around the world have taken more than one million tons of capacity offline since 2013. Nickel was also supported during the annual period by supply concerns. For example, the Philippine government has shuttered mines they view as environmental risks. Copper was the biggest underperformer in the sector due to its correlation with broad global economic growth, which was plagued with uncertainty during the annual period. Meanwhile, this global economic growth uncertainty increased demand for assets perceived as safe havens, pushing precious metals to double-digit positive returns. Both gold and silver rallied early in 2016, as doubts lingered around the U.S. Federal Reserve raising interest rates. Later in the year, however, positive economic data caused the U.S. dollar to appreciate, erasing some of precious metals' gains.

Sector allocation detracted from the Fund's relative performance during the annual period, due primarily to its underweight to agriculture and livestock and its overweight to energy. Partially offsetting these detractors were the Fund's overweight allocations to the precious metals and industrials metals sectors, which contributed positively. Security selection also hurt the Fund's relative performance during the annual period. Out-of-benchmark positions in uranium and platinum and an underweight position in soybeans were the primary drivers of underperformance. An underweight position in live cattle and an overweight position in sugar contributed positively.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Commodity contract selection contributed positively to the Fund's relative results across all four major commodities sectors. Contract selection in crude oil was the most positive, driven by positioning along the oil futures curve and favoring Brent oil over West Texas Intermediate oil. In agriculture and livestock, favoring Kansas City wheat over Chicago wheat was additive as was managing the roll yield across sugar and lean hogs.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The BLOOMBERG COMMODITY INDEX is a broadly diversified commodity price index made up of 22 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity. The S&P 500 INDEX is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in Commodity Strategy Fund Class A shares would be valued at $7,213. The same amount invested in securities mirroring the performance of the Bloomberg Commodity Index and the S&P 500 Index would be valued at $6,521 and $26,189, respectively.

                                    [CHART]

                     SunAmerica
                     Commodity             Bloomberg
      Date        Strategy Class A#     Commodity Index++   S&P 500 Index@
    --------     -------------------    -----------------   --------------
    11/4/2008         9,425                10,000             10,000
   10/31/2009         9,632                10,059             11,008
   10/31/2010         9,942                11,248             12,827
   10/31/2011        10,457                11,426             13,864
   10/31/2012         8,884                 0,919             15,972
   10/31/2013         8,018                 9,585             20,313
   10/31/2014         7,886                 9,015             23,821
   10/31/2015         7,539                 6,697             25,059
   10/31/2016         7,213                 6,521             26,189




                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
  SunAmerica      Average            Average            Average
   Commodity      Annual  Cumulative Annual  Cumulative Annual  Cumulative
 Strategy Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -9.81%    -4.32%   -5.95%    -5.00%   -4.02%    -4.02%
--------------------------------------------------------------------------
5 Year Return     -8.24%   -31.02%   -7.74%   -33.16%   -6.92%   -30.13%
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*  -4.01%   -23.47%   -3.90%   -27.23%   -3.06%   -22.00%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 11/04/08; Class C: 11/04/08; Class W: 11/04/08
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2016, the Commodity Strategy Fund Class A returned -9.81%, compared to -2.62% for the Bloomberg Commodity Index and 4.51% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
++ The Bloomberg Commodity Index is a broadly diversified index made up of 22 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity.
@ The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

  Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA GLOBAL TRENDS FUND

For the annual period ended October 31, 2016, Class A shares of the SunAmerica Global Trends Fund returned -3.42% (before maximum sales charge). The Fund underperformed a blended benchmark composed of 50% MSCI ACWI (Net)* and 50% Citigroup World Government Bond Index (hedged).* The blended benchmark returned 3.75% for the same period. Individually, the MSCI ACWI (Net), a broad-based equity market index, returned 2.05% for the 12 months ended October 31, 2016; and the Citigroup World Government Bond Index (hedged), a broad-based government bond index, returned 5.09% for the same annual period.

The SunAmerica Global Trends Fund is subadvised by Wellington Management Company LLP. The Fund's investment strategy involves investing in futures instruments that provide exposure to ten asset classes, including asset classes within the global equity and fixed income markets, commodities and currencies. The portfolio management team utilizes rules-based indicators and technical analysis to allocate and adjust the Fund's exposure to these ten asset classes depending on the positive or negative signals identified for each. The Fund's exposure to each of these ten asset classes will generally be between 0% and 20% of the value of the Fund's net assets. Accordingly, the Fund's investment exposure to an asset class will fluctuate during the annual period depending on these signals.

The Fund is designed to offer diversification and reduce volatility by adjusting its exposure to the various asset classes in which it invests. During the annual period, the Fund's models struggled to navigate some of the markets' volatile moves and accordingly generated negative returns. The main detractors were positions in German equities (particularly around the time of the Brexit vote in June 2016) and in commodities.

Within developed market equities, three of the five models in the Fund's opportunity set were negative during the annual period, that is, those for German, U.S. large cap and Japanese equities, while two models were positive, that is, those for U.K. and U.S. small cap equities. The German and Japanese equities markets were down in the last month of 2015 and the first two months of 2016. From then through October 2016, the markets recovered somewhat, although the Fund's models were more opportunistic in their positioning given a backdrop of less compelling technical structure. The German equity model had started to build exposure in the week before the Brexit vote in the U.K., as markets broadly began to price in higher probabilities of a "remain" vote. However, with the surprise "leave" result, markets fell sharply. With this fall in prices, the German equity model closed its exposure, only to miss out on the powerful recovery rally that subsequently ensued. These losses were offset to a certain extent by U.K. equity exposure, which was one of the largest positive contributors to the Fund's absolute performance. The model had been neutral coming into the U.K. referendum vote and was able to quickly build exposure in the aftermath to generate returns as prices moved higher. The U.S. equity model results were mixed during the annual period, with a positive contribution from small cap equities, as measured by the Russell 2000 Index, and a negative contribution from large cap equities, as measured by the S&P 500 Index. While prices in the Russell 2000 Index had been trending down since the middle of 2015, the structure of the large cap market appeared more attractive coming into the fourth quarter of 2015. Accordingly, the Fund's position in the S&P 500 Index hurt absolute performance during the sharp declines coming into the end of 2015.

The performance of the two emerging markets equity markets that are in the Fund's opportunity set was modest during the annual period, but these markets were additive to absolute performance. Most notably, exposure to Hong Kong equities was a positive contributor. These gains came primarily during August and September 2016, when the model identified a strong positive uptrend and was able to capture the gains of the Hang Seng Index, representing the Hong Kong equity market, during that time.

The Fund had almost no exposure to currencies during the annual period, with the exception of small opportunistic positions in the Brazil real. These positions contributed positively to Fund performance, as the model captured some of the real's appreciation following stabilization in oil prices and China's economic growth trajectory.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Fixed income positioning contributed to the Fund's absolute performance during the annual period. The models' largest average weight in fixed income during the annual period was in the allocation to German bunds. This positioning was also among the Fund's largest positive contributors to absolute performance. Positioning in 10-year and 30-year U.S. Treasuries also contributed positively to the Fund's absolute performance. Given strong technical, or supply/demand, conditions, the markets were biased toward bonds during the annual period. There were several events that led to sharp yield declines, as investors rushed to assets perceived as safe havens. For example, the models were able to capture positive performance in January 2016 when yields around the world plummeted due to uncertainty around China's economy, falling oil prices and the efficacy of central bank actions. Also, in June 2016, the models gained during the rush to higher quality assets following the Brexit vote.

Commodities as a whole hurt the Fund's absolute performance, as five of the six commodities in the Fund's opportunity set detracted. Oil was among the worst performing allocations for the Fund. The models struggled to navigate the volatile oil prices, especially given the number of trend reversals during the annual period and how powerful these reversals were. Copper and corn also detracted. Offsetting these losses to some extent was the Fund's positioning in sugar, which was the Fund's largest absolute contributor. Sugar prices rather steadily rose during the annual period, as supply and demand dynamics tightened and concerns grew that a global supply deficit would expand. The model was able to identify this positive trend and capture the positive return.


--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The MSCI ACWI (ALL COUNTRY WORLD INDEX) (NET) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. It consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The CITIGROUP WORLD GOVERNMENT BOND INDEX (WGBI) (HEDGED) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries. Country eligibility in the WGBI is determined by market size, credit and barriers-to-entry requirement criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US$25 million. Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in the Global Trends Fund Class A shares would be valued at $9,415. The same amount invested in securities mirroring the performance of the Blended Benchmark (MSCI ACWI (Net) (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%)); the MSCI ACWI (Net) and the Citigroup WGBI (hedged) would be valued at $13,433, $13,917 and $12,621, respectively.

                                    [CHART]

                              Blended Benchmark
                              (MSCI All Country                    Citigroup
                            World Index (Net)(50%)                   World
               SunAmerica    and Citigroup World                  Government
             Global Trends  Government Bond Index   MSCI ACWI     Bond Index
    Date     Fund Class A#  (WGBI)(hedged)(50%))     (Net)@    (WGBI)(hedged)++
  --------  --------------- --------------------   ----------  ----------------
  6/15/2011      9,422             10,000            10,000        10,000
 10/31/2011      9,705              9,904             9,459        10,280
  4/30/2012      9,817             10,391            10,128        10,552
 10/31/2012      9,261             10,615            10,268        10,818
  4/30/2013      9,645             11,460            11,650        11,105
 10/31/2013      9,741             11,898            12,659        11,001
  4/30/2014      9,527             12,335            13,327        11,214
 10/31/2014      9,619             12,696            13,643        11,601
  4/30/2015      9,886             13,232            14,321        11,981
 10/31/2015      9,749             12,948            13,638        12,009
  4/30/2016      9,498             13,126            13,510        12,422
 10/31/2016      9,415             13,433            13,917        12,621



                        Class A            Class C            Class W
                   ------------------ ------------------ ------------------
                   Average            Average            Average
SunAmerica Global  Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Trends Fund#     Return   Return+   Return   Return+   Return   Return+
-----------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return      -9.00%    -3.42%   -4.98%    -4.06%   -3.24%    -3.24%
---------------------------------------------------------------------------
5 Year Return      -1.77%    -2.98%   -1.24%    -6.06%   -0.39%    -1.94%
---------------------------------------------------------------------------
10 Year Return        N/A       N/A      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------
Since Inception*   -1.11%    -0.07%   -0.66%    -3.49%    0.20%     1.06%
---------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/15/11; Class C: 06/15/11; Class W: 06/15/11
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2016, the Global Trends Fund Class A returned -9.00%, compared to 3.75% for the Blended Benchmark [MSCI ACWI (Net) (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%)], 2.05% for the MSCI ACWI (Net) and 5.09% for the Citigroup WGBI (hedged). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The MSCI ACWI (All Country World Index) (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.
++ The Citigroup WGBI (World Government Bond Index) (hedged) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries. Country eligibility in the WGBI is determined by market size, credit and barriers-to-entry requirement criteria. The Index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US$25 million.

   Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA FOCUSED ALPHA GROWTH FUND

For the annual period ended October 31, 2016, Class A shares of the SunAmerica Focused Alpha Growth Fund returned 0.75% (before maximum sales charge). The Fund underperformed its benchmark, the Russell 3000(R) Growth Index,* which returned 2.08% for the same period.

The SunAmerica Focused Alpha Growth Fund brings together Marsico Capital Management LLC ("Marsico") and BAMCO Inc. ("BAMCO"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BAMCO focuses on small/mid-cap growth opportunities. The Fund managers' combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

Below, Tom Marsico, portfolio manager at Marsico Capital Management, discusses Marsico's portion of the Fund's performance during the annual period. Marsico manages the large-cap growth portion of the Fund's portfolio.

Our portion of the Fund outperformed the Russell 3000(R) Growth Index during the annual period due primarily to stock selection.

Strong stock selection in the Health Care and Information Technology sectors contributed positively. Within Health Care, the portfolio's position in health care services company UnitedHealth Group was a notable contributor. One theme that became a major investment focus at Marsico during the annual period was the use of technology applied as a competitive advantage. UnitedHealth Group leverages technology via its Optum platform, spending nearly $3 billion annually on technology systems to improve data analysis. Based on the strength of its core business, the company had stronger than expected revenues and medical cost trends as well as favorable growth in its Medicaid pipeline, which boosted the value of its shares.

In Information Technology, Facebook and Alibaba were the top positive individual contributors to performance. Throughout the annual period, Facebook's quarterly earnings and sales exceeded consensus estimates due in large part to the surge in mobile advertising revenues; more than 90% of Facebook's users are on mobile devices. Chinese e-commerce company Alibaba's June 2016 quarter revenues accelerated at the fastest pace since its initial public offering, increasing 47% year over year for its core commerce business. Alibaba has spent billions on developing an ecosystem to make it less dependent on commerce in the face of a slowing Chinese economy. Investments in streaming video, web browsers and cloud computing, as well as on expansion outside of China, have generated new growth opportunities for Alibaba. Notwithstanding these new areas of growth, the company's primary business remains retail, a growing area.

Such positive contributors were partially offset by stock selection in the Consumer Discretionary sector, which hampered relative results. Within Consumer Discretionary, holdings in Chipotle Mexican Grill and Starbucks were our portfolio's largest individual detractors. Chipotle Mexican Grill's weak performance was driven by the company's slower than expected sales recovery following illness outbreaks in its restaurants in several states in the fall of 2015. Shares of Starbucks, the world's largest coffee purveyor, slumped after same-store sales growth slowed in the Americas, its biggest sales region.

Sector allocation overall is not a consideration in our portfolio construction but rather a residual of our stock selection process. Nevertheless, sector allocation detracted from our portion of the Fund's relative results during the annual period. As Consumer Discretionary was among the weakest performing sectors in the Russell 3000(R) Growth Index during the annual period, our portion of the Fund's relative overweight to the sector hurt results. In addition, Industrials, Consumer Staples and Telecommunication Services were among the strongest performing sectors in the Russell 3000(R) Growth Index during the annual period, and thus our portion of the Fund incurred an opportunity cost by underweighting these sectors.

Below, Ron Baron, portfolio manager at BAMCO, Inc., discusses BAMCO's portion of the Fund's performance during the annual period. BAMCO manages the small/mid-cap portion of the Fund's portfolio.

While our portfolio produced absolute, albeit modest, gains during the annual period, it lagged the Russell 3000(R) Growth Index on a relative basis. Large-cap equities slightly outperformed small-cap equities during the annual period, driven by double-digit

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

gains from mega-cap stocks, like Facebook, Microsoft, Amazon.com and Alphabet. Our portion of the Fund primarily invests in small- and mid-cap stocks, so its larger exposure to these size segments and lack of exposure to specific mega-cap stocks detracted from relative results.

Our underperformance was primarily due to sector allocation. In particular, the lack of exposure to outperforming systems software and semiconductor stocks within the Information Technology sector weighed the most on relative results. Meaningfully overweight exposure to the lagging Consumer Discretionary and Financials sectors, lower exposure to the outperforming Consumer Staples sector, and lack of exposure to the strongly performing Telecommunication Services sector also hampered relative results. Only partially offsetting these detractors was the positive effect of our lack of exposure to poorly performing biotechnology and pharmaceutical stocks within Health Care and overweight exposure to the outperforming Utilities sector during the time a position in ITC Holdings, the nation's largest independent transmission company, was held. All that said, at BAMCO, we construct our portion of the Fund from the bottom up, one stock at a time. Each stock is included in the portfolio if it meets our rigorous investment criteria. To help manage risk, we are aware of our sector and security weights, but we do not include a holding to achieve a target sector allocation or to approximate an index. Exposure to any given sector is purely a result of our stock selection process.

Stock selection added value during the annual period primarily due to the outperformance of investments within the Health Care, Utilities and Industrials sectors. The Fund's only investment in the Health Care sector, IDEXX Laboratories, contributed to relative results after the company's shares rose substantially during the annual period. Within Utilities, outperformance of the Fund's only holding in the sector, ITC Holdings, aided relative results. Strength in Industrials was due to the outperformance of Verisk Analytics, a leader in data and analytics for insurance, financial services and energy markets, and Fastenal, a leading industrial supplies distributor. Verisk Analytics' shares performed well due to improving market sentiment around the company's energy segment, branded Wood MacKensie. Fastenal's shares rose as sales showed gradual improvement during the annual period despite a challenging industrial backdrop.

These positive contributors were somewhat offset by the underperformance of our portion of the Fund's Information Technology, Consumer Discretionary and Financials investments. Within Information Technology, underperformance of CoStar Group, a real estate data and marketing services company, and Mobileye, a software company focused on advanced driver assistance systems, detracted most from relative performance. CoStar Group's shares fell after its management announced a $20 million investment for 2017 to expand its research group and sales and marketing capabilities. Mobileye's shares were volatile, as the stock came under pressure early in the annual period when some claimed the company's high valuation and competitive position were unsustainable. However, its shares rebounded after its management announced two autonomous program wins and demonstrated continued dominance of the advanced driver assistance systems market. In Consumer Discretionary, positions in UnderArmour and Manchester United drove the decline. Investments in electric vehicle company Tesla Motors and used car retailer CarMax also hurt relative performance. Weakness in Financials was mostly attributable to the underperformance of market data vendor FactSet Research Systems, whose shares declined as volatile equity markets and flows into passive funds negatively impacted investor sentiment toward the company.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in the Focused Alpha Growth Fund Class A shares would be valued at $20,605. The same amount invested in securities mirroring the performance of the Russell 3000(R) Growth Index would be valued at $21,814.

                             [CHART]

                 Focused Alpha
                  Growth Fund      Russell 3000(R)Growth
        Date       Class A#               Index@
      --------   -------------     --------------------
     10/31/2006      9,423               10,000
     10/31/2007     11,917               11,900
     10/31/2008      7,373                7,493
     10/31/2009      8,293                8,770
     10/31/2010     10,710               10,551
     10/31/2011     12,220               11,597
     10/31/2012     13,417               13,076
     10/31/2013     17,502               16,889
     10/31/2014     20,076               19,657
     10/31/2015     20,451               21,370
     10/31/2016     20,605               21,814



                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
   SunAmerica     Average            Average            Average
 Focused Alpha    Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Growth Fund#    Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -5.05%     0.75%   -0.79%     0.09%    0.91%     0.91%
--------------------------------------------------------------------------
5 Year Return      9.71%    68.62%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return     7.50%   118.67%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   8.02%   152.98%   10.74%    62.70%   11.66%    69.25%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 07/28/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2016, the Focused Alpha Growth Class A returned -5.05%, compared to 2.08% for the Russell 3000(R) Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Growth Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The Russell 3000(R) Growth Index measures the performance of those Russell
  3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND

For the annual period ended October 31, 2016, Class A shares of the SunAmerica Focused Alpha Large-Cap Fund returned -0.91% (before maximum sales charge). The Fund underperformed its benchmark, the Russell 1000(R) Index,* which returned 4.26% for the same period.

The SunAmerica Focused Alpha Large-Cap Fund brings together Marsico Capital Management LLC ("Marsico") and BlackRock Investment Management ("BlackRock"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BlackRock favors a large-cap value investment style. The Fund managers' combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

Below, Tom Marsico, portfolio manager at Marsico Capital Management, discusses Marsico's portion of the Fund's performance during the annual period. Marsico manages the large-cap growth portion of the Fund's portfolio.

Our portion of the Fund underperformed the Russell 1000(R) Index during the annual period due primarily to stock selection. During the annual period, the Russell 1000(R) Value Index significantly outperformed the Russell 1000(R) Growth Index. Because our portion of the Fund invests in growth stocks, its lack of exposure to value stocks detracted from relative performance.

More specifically, within our portion of the Fund, stock selection in the Consumer Discretionary sector hampered relative results. Within Consumer Discretionary, holdings in Chipotle Mexican Grill and Starbucks were our portfolio's largest individual detractors. Chipotle Mexican Grill's weak performance was driven by the company's slower than expected sales recovery following illness outbreaks in its restaurants in several states in the fall of 2015. Shares of Starbucks, the world's largest coffee purveyor, slumped after same-store sales growth slowed in the Americas, its biggest sales region.

Such detractors were partially offset by strong stock selection in the Health Care and Information Technology sectors, which contributed positively. Within Health Care, the portfolio's position in health care services company UnitedHealth Group was a notable contributor. One theme that became a major investment focus at Marsico during the annual period was the use of technology applied as a competitive advantage. UnitedHealth Group leverages technology via its Optum platform, spending nearly $3 billion annually on technology systems to improve data analysis. Based on the strength of its core business, the company had stronger than expected revenues and medical cost trends as well as favorable growth in its Medicaid pipeline, which boosted the value of its shares.

In Information Technology, Facebook and Alibaba were the top positive individual contributors to performance. Throughout the annual period, Facebook's quarterly earnings and sales exceeded consensus estimates due in large part to the surge in mobile advertising revenues; more than 90% of Facebook's users are on mobile devices. Chinese e-commerce company Alibaba's June 2016 quarter revenues accelerated at the fastest pace since its initial public offering, increasing 47% year over year for its core commerce business. Alibaba has spent billions on developing an ecosystem to make it less dependent on commerce in the face of a slowing Chinese economy. Investments in streaming video, web browsers and cloud computing, as well as on expansion outside of China, have generated new growth opportunities for Alibaba. Notwithstanding these new areas of growth, the company's primary business remains retail, a growing area.

Sector allocation overall is not a consideration in our portfolio construction but rather a residual of our stock selection process. Nevertheless, sector allocation detracted from our portion of the Fund's relative results during the annual period. As Consumer Discretionary was among the weakest performing sectors in the Russell 1000(R) Index during the annual period, our portion of the Fund's relative overweight to the sector hurt results. In addition, Industrials, Consumer Staples and Telecommunication Services were among the strongest performing sectors in the Russell 1000(R) Index during the annual period, and thus our portion of the Fund incurred an opportunity cost by underweighting these sectors.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Below, Peter Stournaras, portfolio manager at BlackRock Investment Management, discusses BlackRock's portion of the Fund's performance during the annual period. BlackRock manages the large-cap value portion of the Fund's portfolio.

Our portion of the Fund underperformed the Russell 1000(R) Index, the Fund's benchmark, during the annual period, due primarily to stock selection. Sector allocation overall is less relevant to our strategy.

Stock selection in Health Care and Information Technology detracted most from our portion of the Fund's results due to weakness in the pharmaceuticals and hardware industries, respectively. Teva Pharmaceutical Industries was the largest individual detractor within Health Care and in our portion of the Fund overall during the annual period. Its stock underperformed the Russell 1000(R) Index amid concerns about exclusivity for the company's key drug, Copaxone, and on broad pricing pressures in the generic segment. Within Information Technology, a position in Western Digital was a notable detractor. Its stock underperformed early in the annual period after the company announced a highly earnings accretive, but controversial, acquisition of NAND flash producer SanDisk.

Elsewhere, underweights relative to the Russell 1000(R) Index in defensive sectors such as Utilities and Telecommunication Services proved a headwind for our portion of the Fund, particularly during the first half of 2016. These sectors significantly outperformed the Russell 1000(R) Index as investors sought refuge amid the market tumult early in 2016, with a persistent search for yield in the low-to-negative interest rate environment lending additional support. Notably, the end of the annual period saw a reversal, with these sectors giving back some of their earlier gains amid both a broader move away from traditional defensive sectors and growing speculation of an impending interest rate hike.

Conversely, our portion of the Fund's relative performance was supported by bank holdings within the Financials sector. After a challenging start to 2016, U.S. bank stocks staged a late recovery on strong earnings reports, led by solid fee-based revenue performance (trading, payments, mortgages) and the increased likelihood of a December 2016 interest rate hike.

Information technology electronic equipment, instruments and components company CDW and home improvement retailer Lowe's also aided our portion of the Fund's relative returns. CDW outperformed on revenue and earnings upside, despite volatility across its customer segments. Lowe's performed well during the first half of the annual period, as the company delivered earnings that exceeded consensus expectations on strong top-line growth trends. Broadly speaking, the home improvement retail industry delivered stand-out revenue trends relative to the overall retail universe, which saw declining store traffic and flat-to-down total sales.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The Russell 1000(R) Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000(R) is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000(R) includes the largest 1,000 securities in the Russell 3000(R) Index. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in the Focused Alpha Large-Cap Fund Class A shares would be valued at $19,701. The same amount invested in securities mirroring the performance of the Russell 1000(R) Index would be valued at $19,365.

                     [CHART]

            Focused Alpha Large-Cap    Russell 1000(R)
                 Fund Class A#               Index@
            ----------------------     ---------------
 10/31/2006         9,427                  10,000
 10/31/2007        11,691                  11,503
 10/31/2008         7,697                   7,270
 10/31/2009         8,219                   8,084
 10/31/2010        10,048                   9,513
 10/31/2011        10,874                  10,275
 10/31/2012        12,286                  11,813
 10/31/2013        16,278                  15,168
 10/31/2014        19,315                  17,712
 10/31/2015        19,891                  18,574
 10/31/2016        19,701                  19,365


                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
   SunAmerica     Average            Average            Average
 Focused Alpha    Annual  Cumulative Annual  Cumulative Annual  Cumulative
Large-Cap Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -6.61%    -0.91%   -2.46%    -1.58%   -0.82%    -0.82%
--------------------------------------------------------------------------
5 Year Return     11.29%    81.17%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return     7.02%   108.98%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   7.24%   126.37%   11.80%    70.26%   12.71%    76.98%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 12/27/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2016, the Focused Alpha Large-Cap Class A returned -6.61%, compared to 4.26% for the Russell 1000(R) Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The Russell 1000(R) Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000(R) is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstructed annually to ensure new and growing equities are reflected. The Russell 1000(R) includes the largest 1,000 securities in the Russell 3000(R). Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA INCOME EXPLORER FUND

For the annual period ended October 31, 2016, Class A shares of the SunAmerica Income Explorer Fund returned 9.10% (before maximum sales charge). The Fund outperformed a blended benchmark composed 60% of the MSCI World Index (Net)* and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index./*/ The blended benchmark returned 2.59% for the same period. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income market index, which returned 4.37%, as well as the broad-based global equity market index, the MSCI World Index (Net), which returned 1.18%, for the same annual period.

The Fund seeks to achieve its investment objective of high current income and, secondarily, capital appreciation by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the portfolio management teams expect to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

The Fund brings together SunAmerica Asset Management, LLC ("SunAmerica") and Cohen & Steers Capital Management, Inc. ("Cohen & Steers"). SunAmerica, the Fund's investment adviser, is responsible for determining the allocation among the different sleeves of the Fund and for managing the global dividend equity strategy sleeve. Cohen & Steers manages the preferred securities and closed-end fund sleeves of the Fund.

Below, Timothy Pettee, lead portfolio manager of the Fund and SunAmerica's Chief Investment Strategist, discusses SunAmerica's portion of the Fund's performance during the annual period. SunAmerica manages the global dividend equity strategy sleeve of the Fund.

Our portion of the Fund outperformed the MSCI World Index during the annual period. Sector and country allocation overall contributed positively, more than offsetting individual stock selection, which detracted.

From a sector perspective, effective stock selection in Materials, Telecommunication Services, Consumer Staples and Financials contributed positively. Sector allocation positioning in each of these sectors as well as having no exposure at all to Health Care, which was the weakest sector in the MSCI World Index during the annual period, also added value. Only partially offsetting these positive contributors was weak stock selection in Utilities and Consumer Discretionary, which detracted.

Regionally, overweighted allocations to and stock selection in Australia, Taiwan, Russia and Brazil contributed positively to relative results. Underweighted allocations to and stock selection in Spain, Japan and Switzerland also proved beneficial. An underweighted allocation to Germany proved prudent as well, though this was somewhat offset by weak stock selection within the market. Conversely, overweighted allocations to France, the U.K., Poland and Hong Kong detracted from our portion of the Fund's performance, though partially mitigated by effective stock selection in France and the U.K. Having underweighted exposure to the U.S. and Canada also hurt results, though stock selection in the U.S. added value.

Among individual holdings, positions in Australian iron ore exploration and production company Fortescue Metals Group, Brazilian telecommunications company Telefonica Brasil, Russian telecommunications group Mobile TeleSystems, Spanish insurance company Mapfre and Swiss GPS-enabled navigation and communications device manufacturer Garmin were among the top positive contributors to our portion of the Fund's relative performance during the annual period. Notable laggards included Hong Kong-based export trading business operator Li & Fung, Chinese woman's footwear retailer Belle International Holdings, Chinese utilities company Huaneng Power International, Hong Kong-based real estate developer Shimao Property Holdings and Swedish technology hardware and equipment manufacturer Telefonaktiebolaget LM Ericsson.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Below, Doug Bond and William Scapell, portfolio managers at Cohen & Steers, discuss Cohen & Steers' portions of the Fund's performance during the annual period. Mr. Bond and Mr. Scapell of Cohen & Steers manage the closed-end fund and preferred securities sleeves of the Fund, respectively.

Closed-End Fund Sleeve: Closed-end funds overall posted positive returns during the annual period, but market conditions favored fixed income closed-end funds more than equity closed-end funds. In that context, the performance of our portion of the Fund relative to the Morningstar All Taxable Fixed Income Index+ was hindered by its out-of-Index allocation to equity strategy closed-end funds. Equity closed-end funds, as a group, generated a positive total return but trailed the Index.

Within our portion of the Fund's allocation to fixed income strategy closed-end funds, an overweight in preferred securities closed-end funds helped relative performance, as preferred securities was one of the best performing sectors during the annual period. Our portion of the Fund's underweight to mortgage-backed securities and government securities, via closed-end funds, also helped relative performance as did its lack of exposure to convertible security closed-end funds, due to each of these sectors lagging the Morningstar All Taxable Fixed Income Index during the annual period.

Security selection contributed most positively to our portion of the Fund's relative return in the multi-sector fixed income closed-end funds category, followed by security selection in the global income closed-end funds category. On the other hand, security selection in the taxable municipal bond closed-end fund category detracted from relative results.

Preferred Securities Sleeve: During the annual period, the preferred securities market benefited both from a supportive interest rate environment and from ongoing improvements in the credit profiles of banks, the main issuers of preferred securities.

Preferred securities issued by real estate investment trusts ("REITs") posted significant gains during the annual period as well. Good and improving real estate fundamentals enhanced REITs' financial profiles, while favorable technical factors - low new supply of REIT-issued preferred securities combined with steady demand - also supported these securities' performance.

The broad rise in financial markets aided the preferred securities portion of the Fund's performance in absolute terms, as all segments of the preferred securities market advanced during the annual period. Relative to a blended index - 50% BofA Merrill Lynch Capital Securities Index++ and 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index++ - which tracks various aspects of the preferred securities market, our portion of the Fund benefited from favorable security selection in nearly all segments of the market, led by the insurance and banking groups. From an individual security perspective, the top positive contributor during the annual period was an issue from General Electric. Also contributing with strong performance was a security issued by Emera, a Canadian utility, to fund its expansion within the U.S.

Detracting from our portion of the Fund's relative performance was security selection in the Telecommunication Services and Finance sectors. Individual securities that hindered relative results most included an out-of-blended index position in an issue from Royal Bank of Scotland, which declined during the annual period. Also detracting from relative performance was not owning a security from natural resources company BHP Billiton, which rose significantly as commodity prices began to broadly recover.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The MSCI WORLD INDEX (NET) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

(for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

+ The Morningstar All Taxable Fixed Income Index is a weighted average of the market price of closed-end funds that invest in taxable fixed-income securities.

++ The BOFA MERRILL LYNCH CAPITAL SECURITIES INDEX is a sub-set of the BofA Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and callable securities. The BOFA MERRILL LYNCH U.S. CORPORATE INDEX tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign-currency long-term sovereign debt ratings). The BOFA MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEX tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign-currency long-term sovereign debt ratings).

Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in SunAmerica Income Explorer Fund Class A shares would be valued at $11,075. The same amount invested in securities mirroring the performance of the Blended Benchmark [MSCI World Index (Net) (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%)], the MSCI World Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index would be valued at $12,028, $12,485 and $11,227, respectively.

                                      [CHART]

                               Blended Benchmark
                               (MSCI World (Net)                     Bloomberg
              SunAmerica      (60%) and Bloomberg                     Barclays
           Income Explorer   Barclays US Aggregate   MSCI World     US Aggregate
   Date     Fund Class A#       Bond Index (40%)    Index (Net)++   Bond Index@
 --------  ---------------   ---------------------  -------------   ------------
  7/1/2013      9,422               10,000           10,000          10,000
 7/31/2013      9,555               10,271           10,447          10,008
10/31/2013      9,896               10,741           11,157          10,132
 1/31/2014      9,887               10,774           11,166          10,185
 4/30/2014     10,604               11,228           11,862          10,308
 7/31/2014     10,755               11,414           12,115          10,405
10/31/2014     10,617               11,484           12,124          10,551
 1/31/2015     10,400               11,518           11,947          10,859
 4/30/2015     10,792               11,939           12,741          10,768
 7/31/2015     10,262               11,892           12,712          10,699
10/31/2015     10,151               11,724           12,339          10,757
 1/31/2016      9,663               11,188           11,340          10,841
 4/30/2016     10,471               11,794           12,209          11,061
 7/31/2016     11,049               12,171           12,653          11,334
10/31/2016     11,075               12,028           12,485          11,227



-------------------------------------------------------------------------------
                            Class A            Class C            Class W
                       ------------------ ------------------ ------------------
                       Average            Average            Average
     SunAmerica        Annual  Cumulative Annual  Cumulative Annual  Cumulative
Income Explorer Fund#  Return   Return+   Return   Return+   Return   Return+
---------------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return           2.82%     9.10%    7.42%     8.42%    9.38%     9.38%
-------------------------------------------------------------------------------
5 Year Return             N/A       N/A      N/A       N/A      N/A       N/A
-------------------------------------------------------------------------------
10 Year Return            N/A       N/A      N/A       N/A      N/A       N/A
-------------------------------------------------------------------------------
Since Inception*        3.11%    17.55%    4.29%    15.05%    5.17%    18.32%
-------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 07/02/13; Class C: 07/02/13; Class I: 07/02/13
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2016, the SunAmerica Income Explorer Fund Class A returned 2.82%, compared to 2.59% for the Blended Benchmark [MSCI World (Net) (60%) and the Bloomberg Barclays US Aggregate Bond Index (40%)], 1.18% for the MSCI World Index (Net) and 4.37% for the Bloomberg Barclays US Aggregate Bond Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

++ The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets consisting of 23 developed market country indexes:
   Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.
@ The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

  Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA SMALL-CAP FUND

For the annual period ended October 31, 2016, Class A shares of the SunAmerica Small-Cap Fund returned 4.61% (before maximum sales charge). The Fund outperformed its benchmark, the Russell 2000(R) Index,/*/ which returned 4.11% for the same period.

The Fund seeks to achieve its investment objective of long-term growth of capital primarily by strategically allocating its assets between a small-cap index strategy and an actively-managed micro-cap growth strategy. The small-cap index strategy provides broad exposure to small-cap stocks by tracking the Russell 2000(R) Index, and the micro-cap strategy is actively managed to enhance alpha potential relative to the Russell Microcap(R) Index./**/

SunAmerica Asset Management, LLC ("SunAmerica") is the Fund's investment adviser, managing the overall asset allocations and the index strategy. Cadence Capital Management, LLC ("Cadence") is the portfolio manager of the micro-cap growth strategy. The Fund will generally allocate approximately 40-60% of its assets to each strategy.

Below, Timothy Campion, lead portfolio manager of the Fund and Senior Vice President at SunAmerica, discusses SunAmerica's portion of the Fund's performance during the annual period. SunAmerica manages the small-cap index sleeve of the Fund.

Our portion of the Fund met its investment objective by tracking the return of the Russell 2000(R) Index during the annual period. There was great dispersion among the performance of the sectors of the Russell 2000(R) Index during the annual period. Materials, Utilities and Information Technology were the best relative performers in terms of total return, each sector posting solid double-digit positive returns. Financials, Consumer Staples and Industrials also produced positive returns that outpaced the Russell 2000(R) Index though less significantly. Conversely, Energy was a notable detractor, returning -18.84% during the annual period. Health Care, Consumer Discretionary and Telecommunication Services also generated negative returns, albeit far more modestly so.

Among individual holdings, positions in MarketAxess Holdings, which operates an electronic, multi-dealer-to-client platform for U.S. and European high-grade corporate and emerging markets bond trading; Vail Resorts, a Colorado resorts operator; FEI, a microscope technology company; Finisar, a technology hardware and equipment company; and U.S. Silica Holdings, an industrial silica and sands proppants producer were the top positive contributors to the Russell 2000(R) Index and to our portion of the Fund's relative performance during the annual period. Notable laggards included biotechnology company Ionis Pharmaceuticals, home furnishings retailer Restoration Hardware Holdings, office supply retailer Office Depot, airline JetBlue Airways and biopharmaceutical company Clovis Oncology.

Each sector and stock in the Russell 2000(R) Index was represented in our portion of the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Below, Michael Skillman, portfolio manager, managing director and Chief Executive Officer at Cadence, discusses Cadence's portion of the Fund's performance during the annual period. Cadence manages the micro-cap sleeve of the Fund.

Our portion of the Fund outperformed the return of the Russell 2000(R) Index during the annual period. Strong stock selection drove the positive relative performance.

The Information Technology sector was the leading driver of our portion of the Fund's relative outperformance. Semiconductors & Semiconductor Equipment was the top performer among the Russell 2000(R) Index's 25 industry groups, and our portion of the Fund benefited from strong stock selection within this industry group as well as from being overweight on a relative basis. Stock selection in the Software & Services sector also contributed strongly to our portion of the Fund's relative outperformance.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


The Industrials sector was another positive contributor to our portion of the Fund's results, owing to strong stock selection in the Commercial & Professional Services industry group. Within the industry group, Casella Waste Systems posted a particularly strong gain, due to improving earnings, driven in part by better pricing. Its performance more than offset the negative effect of positioning in the Transportation industry group, led to the downside by Radiant Logistics, which was plagued by a sluggish macro environment for freight demand and pricing.

Stock selection in the Consumer Discretionary sector contributed positively to our portion of the Fund's relative performance. Horizon Global, a manufacturer of towing equipment, more than doubled its share price during the annual period, as its earnings outlook was boosted by an announced accretive acquisition. Performance in this sector also benefited from underweighting Retailing, which was one of the worst performing industry groups in the Russell 2000(R) Index during the annual period.

Partially offsetting these positive contributors was our portion of the Fund's relative underperformance in Health Care, which was the leading detractor by a wide margin. Performance was hurt by overweighting the poorly performing sector as well as from stock selection. Stock selection particularly hurt performance in the Health Care Equipment & Service industry group. Within the industry group, Capital Senior Living, which operates senior living facilities, was weighed down by concerns about mounting competitive supply and the potential negative impact on occupancy. Our portion of the Fund's performance was also hurt by positioning in Pharmaceuticals, Biotechnology & Life Sciences, which was the worst performing industry group in the Russell 2000(R) Index during the annual period. Other sectors that had minor negative contributions to our portion of the Fund included Telecommunication Services and Materials.


--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The Russell 2000(R) Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000(R) Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000(R) Index serves as a benchmark for small-cap stocks in the United States. The weighted average market capitalization for companies in the Russell 2000(R) Index is about US$1.3 billion.

** The Russell Microcap(R) Index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000(R) Index, plus 1,000 smaller U.S.-based listed stocks. The Russell Microcap(R) Index is recalculated annually to prevent growing stocks from distorting index performance, and to include new entrants. It represents just 3% of the overall U.S. equity market by capitalization.

Indices are not managed and an investor cannot invest directly in an index.

A portion of the Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in SunAmerica Small-Cap Fund Class A shares would be valued at $10,790. The same amount invested in securities mirroring the performance of the Russell(R) 2000 Index would be valued at $11,320.

                   [CHART]

                     SunAmerica        Russell
                     Small-Cap         2000(R)
         Date       Fund Class A#       Index@
        ------     -------------      ---------
       2/5/2014        9,422           10,000
      4/30/2014        9,384           10,336
      7/31/2014        9,209           10,309
     10/31/2014        9,730           10,836
      1/31/2015        9,824           10,796
      4/30/2015       10,402           11,339
      7/31/2015       10,791           11,549
     10/31/2015       10,314           10,872
      1/31/2016        9,242            9,725
      4/30/2016       10,030           10,665
      7/31/2016       11,064           11,549
     10/31/2016       10,790           11,320





                                 Class A            Class C            Class I
                            ------------------ ------------------ ------------------
                            Average            Average            Average
                            Annual  Cumulative Annual  Cumulative Annual  Cumulative
SunAmerica Small-Cap Fund#  Return   Return+   Return   Return+   Return   Return+
--------------------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return               -1.39%     4.61%    2.92%     3.87%    4.79%     4.79%
------------------------------------------------------------------------------------
5 Year Return                  N/A       N/A      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------------
10 Year Return                 N/A       N/A      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------------
Since Inception*             2.82%    14.52%    4.39%    12.46%    5.29%    15.13%
------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 02/06/14; Class C: 02/06/14; Class I: 02/06/14
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2016, the SunAmerica Small-Cap Fund Class A returned -1.39%, compared to 4.11% for the Russell(R) 2000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The Russell 2000(R) Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000(R) Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000(R) Index serves as a benchmark for small-cap stocks in the United States. The weighted average market capitalization for companies in the Russell 2000(R) Index is about US$1.3 billion. Indices are not managed and an investor cannot invest directly into an index.

[LOGO] SunAmerica
       Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS/TRUSTEES                       VOTING PROXIES ON FUND PORTFOLIO           This report is submitted solely for the
 Richard W. Grant                        SECURITIES                                 general information of shareholders of
 Peter A. Harbeck                        A description of the policies and proce-   the Funds. Distribution of this report
 Dr. Judith L. Craven                    dures that the Trust uses to determine     to persons other than shareholders of
 William F. Devin                        how to vote proxies related to securities  the Funds is authorized only in con-
 Stephen J. Gutman                       held in a Fund's portfolio, which is       nection with a currently effective pro-
OFFICERS                                 available in the Trust's Statement of      spectus, setting forth details of the
 John T. Genoy, President and Chief      Additional Information, may be ob-         Funds, which must precede or accom-
   Executive Officer                     tained without charge upon request, by     pany this report.
 Kara Murphy, Vice President             calling (800) 858-8850. The in-            DELIVERY OF SHAREHOLDER DOCUMENTS
 James Nichols, Vice President           formation is also available from the       The Funds have adopted a policy that
 Gregory N. Bressler, Secretary          EDGAR database on the U.S. Secu-           allows them to send only one copy of a
 Gregory R. Kingston, Treasurer          rities and Exchange Commission's           Fund's prospectus, proxy material,
 Shawn Parry, Vice President and         website at http://www.sec.gov.             annual report and semi-annual report
   Assistant Treasurer                   PROXY VOTING RECORD ON FUND                (the "shareholder documents") to
 Donna McManus, Vice President and       PORTFOLIO SECURITIES                       shareholders with multiple accounts
   Assistant Treasurer                   Information regarding how the Trust        residing at the same "household." This
 Kathleen Fuentes, Chief Legal Officer   voted proxies related to securities held   practice is called householding and
   and Assistant Secretary               in the Funds during the most recent        reduces Fund expenses, which benefits
 Matthew J. Hackethal, Acting Chief      twelve month period ended June 30 is       you and other shareholders. Unless the
   Compliance Officer, Anti-Money        available, once filed with the U.S.        Funds receive instructions to the con-
   Laundering Compliance Officer         Securities and Exchange Commission,        trary, you will only receive one copy of
INVESTMENT ADVISER                       without charge, upon request, by call-     the shareholder documents. The Funds
 SunAmerica Asset Management, LLC        ing (800) 858-8850 or on the U.S.          will continue to household the share-
 Harborside Financial Center             Securities and Exchange Commission         holder documents indefinitely, until we
 3200 Plaza 5                            website at http://www.sec.gov.             are instructed otherwise. If you do not
 Jersey City, NJ 07311-4992              DISCLOSURE OF QUARTERLY PORTFOLIO          wish to participate in householding
DISTRIBUTOR                              HOLDINGS                                   please contact Shareholder Services at
 AIG Capital Services, Inc.              The Trust is required to file its com-     (800) 858-8850 ext. 6010 or send a
 Harborside Financial Center             plete schedule of portfolio holdings       written request with your name, the
 3200 Plaza 5                            with the U.S. Securities and Exchange      name of your fund(s) and your account
 Jersey City, NJ 07311-4992              Commission for its first and third fiscal  number(s) to SunAmerica Mutual
SHAREHOLDER SERVICING AGENT              quarters on Form N-Q. The Trust's          Funds c/o BFDS, P.O. Box 219186,
 SunAmerica Fund Services, Inc.          Forms N-Q are available on the U.S.        Kansas City MO, 64121-9186. We
 Harborside Financial Center             Securities and Exchange Commission         will resume individual mailings for
 3200 Plaza 5                            website at http://www.sec.gov. You can     your account within thirty (30) days of
 Jersey City, NJ 07311-4992              also review and obtain copies of the       receipt of your request.
CUSTODIAN AND TRANSFER AGENT             Forms N-Q at the U.S. Securities and
 State Street Bank and Trust Company     Exchange Commission Public Refer-
 P.O. Box 5607                           ence Room in Washington DC
 Boston, MA 02110                        (information on the operation of the
                                         Public Reference Room may be ob-
                                         tained by calling 1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO WWW.SAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

                                    [GRAPHIC]



FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.


Distributed by: AIG Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

HWANN-10/16

Item 2.  Code of Ethics

         SunAmerica Specialty Series ("the registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2016, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         Currently, the registrant does not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert," as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that the members of the Audit Committee have substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board believes that the members are qualified to evaluate the registrant's financial statements, supervise the registrant's preparation of its financial statements, and oversee the work of the registrant's independent auditors.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountants were as follows:

                                                       2015       2016
       (a) Audit Fees.............................   $244,059   $251,382
       (b) Audit-Related Fees.....................   $      0   $      0
       (c) Tax Fees...............................   $      0   $      0
       (d) All Other Fees.........................   $      0   $      0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                      2015       2016
         (b) Audit-Related Fees.................... $      0   $      0
         (c) Tax Fees.............................. $      0   $      0
         (d) All Other Fees........................ $ 17,640   $      0

     (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

         (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2015 and 2016 were $36,665 and $0, respectively.

     (h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a - 101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

         (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

         (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the
         Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 6, 2017

By:  /s/ Gregory R. Kingston
     --------------------------
     Gregory R. Kingston
     Treasurer

Date: January 6, 2017